UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President

BB&T Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

BB&T Funds

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this annual report for the 12-month period ended September 30, 2008. Economic growth slowed considerably during the period as a result of problems in the housing and credit markets. Stocks were volatile during the period while bonds performed relatively well. The S&P 500 returned (21.96%); the Russell 2000 Index of small-capitalization stocks returned (14.48%); the MSCI EAFE Index of international stocks returned (32.48%); and the Barclays Capital Aggregate Bond Index (formally known as the Lehman Brothers Aggregate Bond Index) returned 3.65%.

A challenging economic environment.

The U.S. economy faced a number of different challenges during the period, from a precipitous decline in housing prices to weakening employment numbers. These issues were compounded by continued fallout from the collapse of the subprime mortgage market and the high-profile failures of some Wall Street investment banks, which resulted in a credit crunch.

Early in the period we believed the U.S. economy would avoid a recession as long as jobs were available, but unemployment numbers continued to rise as the credit crisis deepened. In fact, GDP contracted during the third quarter of 2008. In hopes of boosting liquidity in the financial markets and jumpstarting the economy, the Federal Reserve Board lowered its target federal funds rate from 4.75% to 2.00% during the period.

Economic problems weaken stocks.

Equities posted significant losses in the 12 months through September. Investors early in the period sought relatively safe areas of the stock market as concerns remained about the health of the economy. The market then rallied in spring, buoyed by the rescue of investment bank Bear Stearns in March and the Fed’s series of rate cuts. That rally ended by July, when stock prices were pummeled as inflation fears escalated and unemployment figures continued to rise.

Consumer staples stocks led the market, as investors were attracted to their relative stability. Rising commodity prices boosted energy and materials stocks for much of the period. High prices and the economic slowdown depressed demand late in the period, however, causing such stocks to perform poorly during the three months through September.

Financial stocks suffered from the effects of the subprime mortgage crisis and the resulting credit crunch. Consumer discretionary stocks also lagged the market on concerns about weaker consumer spending.

The U.S. economy’s problems spread to international economies. As a result, foreign stocks posted losses in line with the domestic market during the period.

Investors flee to bonds

High-quality corporate and agency bonds outperformed Treasury bonds early in the period. This trend shifted as the economy and financial markets struggled. Treasury bonds proved to be the best-performing sector in the fixed-income markets for the fiscal year, as investors favored the highest-quality, most-liquid securities.

The yield curve steepened considerably as the prospect of additional Fed easing escalated. Yields on short-term issues fell farther than those on long-term issues, as investors sought relief in the relative safety of short-term Treasury bonds.

Our perspective

We expect the U.S. economy to continue its sluggish performance in the coming months, and remain in recession as a result of the continued housing crisis, credit crunch and deleveraging of corporate balance sheets. Foreign economies also are likely to continue slowing, and some European countries already have entered into recession.

Lower interest rates and commodity prices, combined with efforts by the federal government, eventually should help stabilize the housing and financial markets, ultimately encouraging investors to re-enter the equity market. That said, we expect stocks to continue to be quite volatile in the coming months. A number of our mutual funds are outperforming their benchmarks as BB&T Asset Management’s focus on quality and fundamentally driven, rigorous investment processes continued to add value during the period.

Thank you for your confidence in the BB&T Funds. We encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

/s/ E.G. Purcell, III
E.G. Purcell, III President BB&T Funds

/s/ Jeffrey J. Schappe
Jeffrey J. Schappe, CFA Chief Investment Officer BB&T Asset Management, Inc.

Past performance does not guarantee future results.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. BB&T Asset Management, Inc., a wholly owned subsidiary of BB&T Corporation, serves as investment adviser to the BB&T Funds and is paid a fee for its services. Shares of the BB&T Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by BB&T AM Distributors, Inc. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

BB&T Large Cap Fund

Portfolio Manager

Ronald T. Rimkus, CFA

The BB&T Large Cap Fund is managed by Ronald T. Rimkus, a chartered financial analyst and Director of Core Equity at BB&T Asset Management, Inc. Mr. Rimkus has more than 15 years of investment experience, including hands-on management of both growth and value equity portfolios. Most recently, he spent six years overseeing large-company core equity portfolios. Mr. Rimkus holds a BA from Brown University and an MBA from UCLA. He is supported by the BB&T Large Cap Core Equity Portfolio Management Team.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund returned (29.32%) (Institutional Shares). That compared to a (21.96%) return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. The 12-month period was marred by the commodity crisis, the credit crisis and the housing crisis – each of which influenced the others. As oil prices and other commodity prices escalated throughout the year, we became increasingly concerned about the sustainability of demand and shifted our portfolio away from commodity stocks. This cautious position harmed our relative performance for much of this fiscal year. We also became more cautious with companies that have significant operating leverage, because a recession would likely cut sharply into such firms’ bottom lines. Shares of consumer staple stocks, health care stocks and select financial stocks added to the Fund’s absolute performance, while the financial and commodities sectors as a whole reduced the Fund’s performance.1

This Fund seeks to invest in inexpensively valued shares of companies that have sustainable competitive advantages, good management and strong returns on invested capital. That approach led us to hold an overweight position in consumer staples stocks, including shares of food companies. That positioning helped relative performance as investors were drawn to the stability of companies in this sector. Stock selection among consumer discretionary stocks also boosted performance against the benchmark.1

The Fund also held an underweight position in the energy and utilities sectors relative to its benchmark. That positioning dragged on the Fund’s performance for much of this fiscal year.1

The Fund encountered mixed results with its holdings in the financial services sector. Two of the Fund’s biggest positive contributions were from shares of financial firms that remained both solvent and liquid while large segments of the financial services industry struggled with solvency, liquidity or both. But the Fund’s overall performance was hurt by its holdings in the financial services sector as many firms suffered from the continued fallout in the credit markets.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	10/9/92		(33.52)%	2.88%	2.04%
Class B Shares**	1/1/96		(32.33)%	3.20%	2.02%
Class C Shares***	2/1/01	[1]	(30.00)%	3.34%	2.05%
Institutional Shares	10/9/92		(29.32)%	4.37%	2.90%
S&P 500 Index	N/A		(21.96)%	5.17%	3.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

The S&P 500 Index is generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Mid Cap Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

The BB&T Mid Cap Value Fund is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling”), sub-adviser to the Fund. Mr. Beyer, who joined Sterling in 2004, is a graduate of East Carolina University, where he received his BSBA in Finance, and has 19 years of investment management experience. Mr. Beyer is supported by Eduardo Brea, CFA; Robert Bridges, CFA; Lee D. Houser, CFA; Patrick W. Rau, CFA; and Brian Walton, CFA.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund posted a return of (21.87%) (Institutional Shares). That compared to a (20.50%) return for its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. Most stocks generally posted losses during the period, contributing to the Fund’s negative absolute return for the fiscal year.1

At the beginning of the period, we emphasized defensive positions in high-quality consumer and financials stocks. These stocks traded at prices that appeared attractive at any point in the economic cycle. As the fiscal year went on, we began to shift our investment strategy to include more offensive holdings that would take advantage of turbulence in the financial markets. We sought out high-quality shares that were undervalued in the overall market sell-off.1

The Fund held relatively little exposure to energy, global industrials and commodities-related stocks during the fiscal year, because we believed shares in those sectors generally offered little value and inferior long-term secular growth and return characteristics. Energy and commodities stocks performed well for the period as a whole, however, so the Fund’s underweight positions weighed on relative performance.1

As consumer spending slowed during the period, the Fund’s overweight position in consumer stocks weighed on relative returns. These companies are primarily in media, advertising, and retailing industries that, while representing attractive long-term value, are cyclically out of favor.1

The Fund’s overweight position in the healthcare sector increased returns relative to the benchmark index. Overall, the Fund’s healthcare shares gained approximately 7% during the period.1

The Fund’s defensive position in certain technology stocks — those that provide critical information technology products and services to business — also boosted relative performance.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	8/1/96	[1]	(26.48)%	7.06%	6.68%
Class B Shares**	7/25/01	[1]	(25.38)%	7.43%	6.72%
Class C Shares***	7/25/01	[1]	(22.59)%	7.54%	6.71%
Institutional Shares	8/1/96	[1]	(21.87)%	8.60%	7.58%
Russell Midcap® Value Index	N/A		(20.50)%	9.97%	9.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Mid Cap Growth Fund

Portfolio Manager

David P. Nolan

The BB&T Mid Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a BS in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund returned (28.12%) (Institutional Shares). That compared to a (24.65%) return for its benchmark, the Russell Midcap® Growth Index.

Q. What factors affected the Fund’s performance?

A. Medium-sized stocks — along with the rest of the market — performed poorly during the period under review, contributing to the Fund’s negative returns. Poor returns from the high-growth firms in which the Fund seeks to invest particularly contributed to the Fund’s underperformance.1

The Fund outperformed the benchmark through the end of the fiscal third quarter, but market turmoil during the fourth quarter caused many of the stocks in our portfolio to post losses, thereby underperforming the benchmark for the fiscal period. As fallout from the credit crisis spread in September, investors generally lost confidence in the projected growth rates of high-growth firms. The Fund generally seeks stocks that have higher growth rates than the benchmark index average. During the fourth quarter, the Fund’s holdings had an average projected growth rate in the mid-to-upper 20% range. High-growth shares within the benchmark index returned (31%), however, compared to the (11%) returned by low-growth shares during the quarter. 1

The Fund’s overweight position in energy shares contributed to its underperformance for the period. Oil prices reversed aggressively in the fourth quarter, causing energy stocks to plummet. Stock selection in energy firms also dragged on returns, with an energy production services firm the top detractor to performance during the period. Other detractors to performance included a global technology networking firm, a global investment management firm and an out-of-home advertising network operating in China.1

Top contributors to performance included a global payment solutions company, an online and console game publisher, a manufacturer and distributor of fertilizer and a global apparel firm.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	12/30/93	[1]	(32.47)%	5.52%	4.10%
Class B Shares**	7/25/01	[1]	(31.44)%	5.85%	4.17%
Class C Shares***	7/25/01	[1]	(28.82)%	6.00%	4.18%
Institutional Shares	12/1/93	[1]	(28.12)%	7.06%	4.99%
Russell Midcap® Growth Index	N/A		(24.65)%	6.53%	5.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower.

The Fund is measured against the Russell Midcap® Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000® Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the periods would have been lower.

BB&T Small Cap Fund

Portfolio Manager

David P. Nolan

The BB&T Small Cap Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a BS in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993. He is supported by the BB&T Small Cap Portfolio Management Team, which includes Brian Baker.

Investment Concerns

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Diversification does not guarantee a profit nor protect against a loss.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund posted a returned of (16.60%) (Institutional Shares). That compared to a (14.48%) return for its benchmark, the Russell 2000® Index of small-cap stocks.

Q. What factors affected the Fund’s performance?

A. The generally poor environment for small stocks significantly influenced the Fund’s negative returns during the period. Shares of certain healthcare and consumer discretionary companies posted gains, but they could not offset losses in other sectors, particularly technology and industrials. Top contributors to performance throughout the period included shares of an energy exploration services firm, a pharmaceutical services firm, a diversified transportation holding company and a global apparel firm.1

The fourth quarter of the fiscal year proved especially challenging, as the Fund’s overweight position in energy relative to the benchmark index dragged on returns. That position had provided a significant boon to performance through the third fiscal quarter. But energy shares plummeted in the fourth quarter as oil prices reversed dramatically in the fourth quarter. As a result, our overweight position hurt the Fund’s year-long relative returns.1

The Fund’s underweight position in financial stocks also dragged on returns, particularly in the fourth fiscal quarter. The Fund typically holds a smaller percentage of financials shares than the benchmark index, since few small-cap financials stocks meet our criteria for growth. Financials represent less than 10% of the Fund’s portfolio, while the benchmark index holds more than double that amount. Shares of small-cap banks and other financials firms gained during the fourth quarter, so the Fund’s underweight position contributed significantly to its relative underperformance.1

Several technology companies were the top detractors from relative performance during the period. Poor performance by a software and hardware manufacturing and licensing firm weighed on returns, as did shares of a firm that develops and sells networking products to home users and small businesses. Other detractors from performance included a small-cap index fund and a firm that develops and sells power management products to the consumer, communications and industrial markets.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	5/19/03	(21.58)%	5.77%	8.05%
Class B Shares**	5/19/03	(20.43)%	6.10%	8.30%
Class C Shares***	5/19/03	(17.44)%	6.23%	8.40%
Institutional Shares	5/19/03	(16.60)%	7.31%	9.51%
Russell 2000® Index	5/31/03	(14.48)%	8.15%	9.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Russell 2000® Index is a widely recognized index of common stocks that measure the performance of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T International Equity Fund

Portfolio Manager

Rudolph-Riad Younes, CFA

The BB&T International Equity Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity at Artio Global Management LLC (“Artio Global”) (previously known as Julius Baer Investment Management LLC ) since August 2000, and with the predecessor organization Julius Baer Group since September 1993, and Richard Pell, Chief Investment Officer and Senior Vice President with Artio Global since August 2000, and with the predecessor organization Julius Baer Group since January 1995.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund returned (30.65%) (Institutional Shares). That compared to a (32.16%) return for its benchmark, the MSCI All Country World Index ex U.S.

Q. What factors affected the Fund’s performance?

A. The fiscal year began with much of the same strong growth witnessed for almost a decade. But global equity markets began to exhibit signs of stress early in 2008 when problems caused by the subprime mortgage meltdown started to become more apparent. By the end of the 12 months under review credit markets were frozen and investors rushed to buy short-term Treasuries. That environment led to sizable losses among international stocks, contributing to a negative absolute return for the Fund.1

Stocks in the materials sector had the largest positive contribution to returns. The Fund benefited from strong performance early in the period among shares of companies involved in the production of agricultural chemicals. We trimmed exposure to commodities stocks during the last quarter of the fiscal year, particularly in emerging markets such as Russia. This move boosted relative performance, as prices of raw materials came under pressure and hurt commodities stocks.1

Stock selection in the financials sector hindered performance against the benchmark, despite the positive effect of an underweight position. Stock selection in utilities and industrials stocks also detracted from relative performance.1

From a geographic perspective, emerging markets weighed on performance, largely due to the Fund’s holdings in India. We scaled back exposure to Indian stocks during the period, to limit negative impacts from investors’ flight to quality. Stock selection and an underweight stake in Japan also reduced relative returns.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	1/2/97		(34.77)%	5.48%	1.57%
Class B Shares**	1/2/97		(33.82)%	5.84%	1.55%
Class C Shares***	2/1/01	[1]	(31.30)%	5.93%	1.41%
Institutional Shares	1/2/97		(30.65)%	6.97%	2.39%
MSCI All Country World Index ex U.S.	12/31/96		(32.16)%	8.76%	4.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The MSCI All Country World Index ex U.S. Index is a unmanaged market capitalization-weighted index that is designed to represent the performance of equity markets in the global developed and emerging markets, excluding the United States. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Special Opportunities Equity Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, chief investment officer of Scott & Stringfellow, Inc. (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund returned (12.35%) (Institutional Shares). That compared to a (21.96%) return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Concerns about a global economic slowdown and credit availability stung stocks over the 12-month period ending September 30. While the Fund was not immune from those factors, sector and security selection enabled the Fund to outperform the S&P 500 Index for the period under review.1

The Fund held overweight positions in healthcare and energy shares, which boosted its performance relative to the benchmark. Within those sectors, a generic pharmaceutical company and an energy-services company produced above-average returns. The Fund also benefited from its minimal exposure to the benchmark’s worst-performing sectors during the period: financials, industrials and telecommunications. Among the Fund’s few financial holdings was one of the nation’s best-performing bank stocks.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	6/2/03	(17.66)%	10.94%	11.30%
Class B Shares**	6/2/03	(16.61)%	11.29%	11.58%
Class C Shares***	6/2/03	(13.27)%	11.43%	11.71%
Institutional Shares	6/2/03	(12.35)%	12.57%	12.84%
S&P 500 Index	5/31/03	(21.96)%	5.17%	5.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Equity Income Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, Inc. (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund returned (12.24%) (Institutional Shares). That compared to a (21.96%) return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Concerns about a global economic slowdown and credit availability stung stocks over the 12-month period ending September 30. While the Fund was not immune from those factors, sector and security selection enabled the Fund to outperform the S&P 500 for the period under review.1

This Fund invests in stocks that offer above-average dividend yields. While many high-yielding stocks fared poorly over the 12-month period, the Fund benefited from underweighting the high-yielding financial sector. Individual security selection also provided a benefit to the Fund, as it profited from owning one of the best-performing regional bank stocks and one of the best-performing pharmaceutical stocks. The Fund received positive contributions from an energy pipeline company and a branded consumer foods manufacturer. Detracting most from the Fund’s performance was holdings in a large mobile phone company.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	Since Inception
Class A Shares*	6/30/04	(17.52)%	8.84%
Class B Shares**	6/30/04	(16.43)%	9.19%
Class C Shares***	6/30/04	(13.07)%	9.55%
Institutional Shares	6/30/04	(12.24)%	10.65%
S&P 500 Index	6/30/04	(21.96)%	2.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Short U.S. Government Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Robert F. Millikan, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 4.38% (Institutional Shares). That compared to a 6.76% return for its benchmark, the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index.

Q. What factors affected the Fund’s performance?

A. Investors during the period fled to high-quality securities due to increased volatility in the financial markets and mounting concerns about the health of the economy. As a result of that shift, Treasury securities were the top performing asset class during the timeframe.1

Yields on short-term bonds fell during the period as investors’ flight to quality pushed demand higher for short-term securities. That trend resulted in a steepening yield curve during the period. Three-month Treasury bonds, which yielded 3.90% at the beginning of the 12-month period, offered yields of just 0.90% by the end of the period. Since bond prices move in the opposite direction of bond yields, the Fund’s total return benefited in absolute terms from the pressure on short-term bond yields. But the Fund’s average duration was shorter than that of the Fund’s benchmark, which ultimately hampered relative performance as the benchmark was able to benefit from higher price appreciation because of its greater sensitivity to yield changes. 1

The Fund’s performance was negatively affected by its underweight position relative to its benchmark in Treasury securities, which posted strong gains during the period. The Fund allocated more than two-thirds of its assets to agency and mortgage-backed bonds, which typically offer higher yields and income than Treasury bonds. Such securities underperformed Treasury bonds during the period; in large part because of questions surrounding Fannie Mae and Freddie Mac. Government intervention shored up the finances of those agencies late in the period, which helped buoy the performance of their securities.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	1.15%	2.09%	3.27%
Institutional Shares	11/30/92	4.38%	2.96%	3.83%
Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index	N/A	6.76%	3.72%	4.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, an unmanaged index which includes U.S. government and agency bonds that have a minimum issue size of $150 million and is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA. Mr. Eppard received a BS in Business Administration/ Accounting from Radford University and has been managing investors’ money since 1986. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; David T. Johnson; Kevin E. McNair, CFA; Robert F. Millikan, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 5.67% (Institutional Shares). That compared to a 7.43% return for its benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index (formally known as the Lehman Brothers U.S. Government/Mortgage Bond Index).

Q. What factors affected the Fund’s performance?

A. The Federal Reserve Board cut interest rates several times during the period to combat mounting problems in the subprime mortgage market and to support a weakening economy. Meanwhile, investors concerned about the economic environment fled to safety among high-quality securities, primarily Treasury bonds. Treasuries were the top performing asset class during the period, and the Fund’s underweight position in Treasuries relative to its benchmark ultimately hampered performance.1

The Fund held an overweight position in agency securities, because we felt such bonds were shielded from significant credit risk while also offering higher yields than Treasury securities. That strategy negatively affected the Fund’s relative performance for this period, but we believe in these securities’ income potential over the long term.1

We anticipated the lowering of the Federal Funds rate, so we positioned the Fund with a duration longer than that of the benchmark. Duration indicates the likely influence of interest-rate fluctuations on bond prices: the longer a bond’s duration, the more its price is likely to increase if interest rates decline. Our duration strategy helped returns relative to the benchmark.1

We focused the Fund’s portfolio on bonds with five-year maturities. Yields fell and prices rose more on five-year Treasuries than on longer-term issues, so this strategy boosted performance against the benchmark index. The yield on the five-year Treasury bond fell by 126 basis points during the period, while the yield on a 30-year Treasury fell just 53 basis points.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	10/9/92		(0.79)%	2.07%	3.72%
Class B Shares**	1/1/96		0.52%	2.36%	3.71%
Class C Shares***	2/1/01	[1]	4.62%	2.55%	3.79%
Institutional Shares	10/9/92		5.67%	3.55%	4.59%
Barclay Capital U.S. Government/Mortgage Bond Index	N/A		7.43%	4.58%	5.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.

The Fund is measured by the Barclays Capital U.S. Government/Mortgage Bond Index (formerly known as the Lehman Brothers U.S. Government/Mortgage Bond Index), an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Total Return Bond Fund

Portfolio Manager

Mark Montgomery, CFA

The BB&T Total Return Bond Fund is managed by Mark Montgomery, CFA, Managing director, Fixed Income Portfolio Manager and head of Sterling Capital Management’s fixed income team. Mr. Montgomery is supported by Richard LaCoff; Howard Buznitsky, CFA; Neil Grant, CFA; Peter Brown, CFA and Michael Mc Vicker.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 2.32% (Institutional Shares). That compared to a 3.65% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index).

Q. What factors affected the Fund’s performance?

A. Fixed-income securities began the period with relatively low yields, and those yields continued to fall as the fallout from the subprime mortgage market led to a flight to quality among investors. As a result, owning anything but Treasuries resulted in a slight drag on performance.1

The Fund began the period with a Treasury allocation equal to that of the benchmark. During the period we boosted the Fund’s allocation to agency securities, mortgage-backed agency pass-through securities and corporate securities, which offered higher-than-normal yields compared to Treasuries. We believed those holdings were undervalued and were poised to perform well once the market reverted to form. Spreads remained wide during the period, however, and the fund’s underweight position in Treasuries relative to the benchmark hurt relative performance.1

We maintained a duration that was neutral to slightly longer than the Fund’s benchmark. That strategy helped performance slightly. The largest positive impact on performance came from the Fund’s positioning within the five- to seven-year portion of the yield curve. Our strategy, known as “bulleting,” is intended to take advantage of a steepening yield curve by clustering holdings in the middle of that curve. Our bulleted approach boosted performance, because the yield curve did steepen as investors continued to have concerns about the direction of the economy.1

The Fund also benefited from its overweight position in tax-exempt municipal securities, which offered higher yields than Treasuries during part of the period. As those yields came back in line with Treasuries, we unwound our overweight position to lock in the Fund’s gains.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	Since Inception
Class A Shares*	12/2/99		(3.83)%	1.72%	4.39%
Class B Shares**	12/2/99		(2.60)%	2.00%	4.39%
Class C Shares***	2/1/01	[1]	1.21%	2.17%	4.34%
Institutional Shares	12/2/99		2.32%	3.20%	5.34%
Barclays Capital U.S. Aggregate Bond Index	11/30/99		3.65%	3.78%	5.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.

The Fund is measured against the Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 1.59% (Institutional Shares). That compared to a 2.59% return for the Barclays Capital -7Year Municipal Bond Index (formally known as Lehman Brothers 7-Year Municipal Bond Index).

Q. What factors affected the Fund’s performance?

A. Investors concerned about the credit and liquidity crises fled longer-term municipal bonds in favor of short-term munis and Treasuries. This development caused the yield curve in the municipal markets to steepen dramatically for the period as a whole. The Fund (Institutional Shares), which holds securities with a variety of maturities, was able to produce a positive return in that environment.1

The last month of the period proved difficult for municipal bonds: Institutional investors liquidated their municipal holdings in order to generate cash, glutting a market that already faced insufficient liquidity in the wake of Bear Stearns, Merrill Lynch, and Lehman Brothers’ collapse and UBS’ withdrawal from the muni markets. Municipal bond yields skyrocketed as prices fell, particularly on longer-term securities. The tumultuous market in September reduced the Fund’s absolute return for the year.1

Municipal bonds that relied on insurance fared poorly during this period, as the financial health of bond insurers came into question. The Fund’s return relative to its benchmark benefited from holding bonds that relied less on insurance and more on underlying quality.1

Kentucky’s municipal bond market is somewhat lower-quality than the national market. This quality difference had a significant negative impact on returns compared to the national benchmark, as investors sold all but the highest-quality securities. The Fund’s position in bonds with 10- to 20-year maturities also reduced performance against the index, which does not include any bonds with maturities longer than 10 years. Such bonds offered the greatest yield premium over Treasury bonds in history, which we believe make them attractive on a long-term basis.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	2/24/03	(1.69)%	1.62%	2.36%
Institutional Shares	2/24/03	1.59%	2.48%	2.87%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	2.59%	3.11%	3.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index), an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Maryland municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Maryland municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 2.10% (Institutional Shares). That compared to a 2.59% return for the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index).

Q. What factors affected the Fund’s performance?

A. Investors responded to the credit and liquidity crises by fleeing longer-term municipal bonds in favor of short-term munis and Treasuries. This development caused the yield curve in the municipal markets to steepen dramatically for the period as a whole. The Fund (Institutional Shares), which holds securities with a variety of maturities, was able to produce a positive return in that environment.1

Municipal bonds lost ground during the last month of the period, as institutional investors liquidated municipal holdings in order to generate cash, glutting a market that already faced insufficient liquidity. Prices on municipal bonds fell, particularly on longer-term securities. The market’s losses in September weighed on the Fund’s absolute return for the year.1

Insurance-backed municipal bonds fared poorly during this period, as investors lost faith in the financial health of bond insurers. The Fund had little reliance on insurance, and its relative returns benefited as a result. The Fund’s bias toward high quality also boosted returns relative to the benchmark, as the highest-quality securities fared best.1

The Fund held an allocation to bonds with 10- to 20-year maturities, which the benchmark does not include. That position weighed on performance against the index, as investors sold long-term bonds in pursuit of liquidity. Long-term municipal bonds offered the largest yield premium over Treasury bonds they ever had, so we believed they were very attractive on a long-term basis.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Year	Since Inception
Class A Shares*	2/24/03	(1.18)%	1.95%	2.32%
Institutional Shares	2/24/03	2.10%	2.81%	3.03%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	2.59%	3.11%	3.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index), an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in North Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of North Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 1.67% (Institutional Shares). That compared to a 2.59% return for the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index).

Q. What factors affected the Fund’s performance?

A. Investors during this period grew increasingly fearful of the credit and liquidity crises that engulfed the financial system. As a result, they fled longer-term municipal bonds in favor of short-term munis and Treasuries. This trend led to a steeper yield curve for the municipal markets. The Fund (Institutional Shares) produced a positive return in that environment.1

September proved difficult for the municipal markets. Institutional investors sold municipal holdings to generate cash, glutting a market that already suffered from insufficient liquidity. Prices on municipal bonds fell as a result, particularly on longer-term securities. The market’s losses during the final month of the period weighed on the Fund’s absolute return for the fiscal year.1

We do not take into account bond insurance when evaluating the credit quality of securities, but rather select securities based on their underlying credit quality. That approach boosted returns relative to the benchmark, as investors became concerned about the financial health of bond insurers. The high quality of the Fund’s portfolio also increased returns relative to the benchmark, as investors favored the highest-quality securities.1

The Fund held a portion of its portfolio in bonds with 10- to 20-year maturities, which the benchmark does not include. That position weighed on performance against the index, as liquidity-seeking investors sold long-term bonds. Long-term municipal bonds offered the largest yield premium in history over Treasury bonds, so we believed they presented very attractive long-term investment opportunities.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	(1.63)%	1.71%	3.17%
Institutional Shares	10/16/92	1.67%	2.55%	3.67%
Barclays Capital 7-Year Municipal Bond Index	N/A	2.59%	3.11%	4.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index), an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in South Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of South Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 1.27% (Institutional Shares). That compared to a 2.59% return for the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index).

Q. What factors affected the Fund’s performance?

A. Investors’ anxiety about the credit and liquidity crises grew during this period. They responded by fleeing longer-term municipal bonds in favor of short-term munis and Treasuries. This trend led to a steeper yield curve for the municipal markets. The Fund (Institutional Shares) produced a positive return in that environment.1

September was one of the worst months on record for the municipal markets. Institutional investors sold municipal holdings to generate cash, glutting a market that already suffered from insufficient liquidity. Prices on municipal bonds fell, particularly on longer-term securities. The market’s losses during the final month of the period weighed on the Fund’s return for the fiscal year.1

We do not take into account bond insurance when evaluating the credit quality of securities, but rather select securities based on their underlying credit quality. That approach helped performance against the benchmark, as investors became concerned that bond insurers might not be able to meet their obligations.1

The Fund held a stake in bonds with 10- to 20-year maturities, which are not included in the benchmark. That position in long-term bonds weighed on performance against the index, as investors pursued liquidity by selling long-term securities in favor of short-term issues. We believed long-term municipal bonds presented very attractive long-term investment opportunities, as they offered the largest yield premium over Treasury bonds in history.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	(2.11)%	1.59%	3.12%
Institutional Shares	10/20/97	1.27%	2.47%	3.63%
Barclays Capital 7-Year Municipal Bond Index	10/31/97	2.59%	3.11%	4.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index), an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 2.13% (Institutional Shares). That compared to a 2.59% return for the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index).

Q. What factors affected the Fund’s performance?

A. Investors grew increasingly anxious about the credit and liquidity crises. As a result, they pursued safety and liquidity by fleeing longer-term municipal bonds in favor of short-term munis and Treasuries. This trend caused a steeper municipal yield curve. The Fund (Institutional Shares), which holds bonds with a variety of maturity lengths, generated a positive return in that environment.1

September ranked among the municipal markets’ worst-ever months. Institutional investors sold municipal bonds to generate cash, increasing supply in a market that already struggled with insufficient liquidity. Prices on municipal bonds fell, with longer-term securities faring worst. The market’s losses during the final month of the period reduced the Fund’s absolute return for the fiscal year.1

We do not take into account bond insurance when evaluating the credit quality of securities, but rather select securities based on their underlying credit quality. That approach helped relative returns, as investors became concerned that bond insurers might not be able to meet their obligations. High-quality securities outperformed lower-quality bonds, so the Fund’s emphasis on quality also boosted returns against the benchmark.1

The Fund held municipal bonds with 10- to 20-year maturities, which are not included in the benchmark. The position in long-term bonds weighed on performance against the index, as investors sold long-term securities in favor of short-term issues. We maintained the Fund’s long-term bond holdings, which we believed presented very attractive long-term investment opportunities given the historical yield premiums they offered over Treasury bonds.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	5/17/99	(1.27)%	1.69%	3.50%
Institutional Shares	5/17/99	2.13%	2.56%	3.89%
Barclays Capital 7-Year Municipal Bond Index	5/31/99	2.59%	3.11%	4.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index), an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; and Justin B. Nicholson. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Because the Fund is non-diversified and invests primarily in West Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of West Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund gained 0.18% (Institutional Shares). That compared to a 2.59% return for the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index).

Q. What factors affected the Fund’s performance?

A. The credit and liquidity crises caused investors to seek safety and liquidity by selling longer-term municipal bonds in favor of short-term munis and Treasuries. This trend caused the municipal yield curve to steepen. The Fund (Institutional Shares) holds bonds with a variety of maturity lengths, helping it generate a positive return in that environment.1

September proved to be one of the municipal bond markets’ worst months in history. Institutional investors sold municipal bonds to generate cash, increasing supply in a market that was already suffering from too little liquidity. Prices on municipal bonds fell, led by longer-term securities. The market’s losses during the final month of the period decreased the Fund’s absolute return for the fiscal year.1

Insurance-backed municipal bonds suffered from doubts about the financial health of bond insurers. The Fund’s return relative to its benchmark was negatively affected by its greater exposure to insured bonds, as West Virginia has relied more heavily on insurance when issuing bonds.1

West Virginia municipal bonds generally have lower credit ratings than the bonds in the national benchmark index. The lower quality of West Virginia bonds weighed on relative returns, as investors favored the highest-quality securities. The Fund’s positions in bonds with maturities of between 10 and 20 years also reduced performance against the index, which does not include long-term bonds. We generally maintained those long-term holdings, which we believed presented good long-term opportunities given the historically high yield long-term municipal bonds offered over Treasuries.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Value of a $10,000 Investment

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	12/17/93	[1]	(3.08)%	1.63%	3.14%
Institutional Shares	12/1/93	[1]	0.18%	2.52%	3.71%
Barclays Capital 7-Year Municipal Bond Index	N/A		2.59%	3.11%	4.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index (formerly known as the Lehman Brothers 7-Year Municipal Bond Index), an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T National Tax-Free Money Market Fund

Portfolio Managers

Michael Sirianni

The BB&T National Tax-Free Money Market Fund is managed by Michael Sirianni, portfolio manager for Federated Investment Management Company (“Federated IMC”), subadviser to the Fund. Mr. Sirianni is primarily responsible for the day-today management of the portfolio. He is supported by an investment management team from Federated IMC which includes Nancy J. Beltz, CFA, Hanan Callas, CFA, Kyle D. Stewart, CFA, and a group of five money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T National Tax Free Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Fund (Institutional Shares) began the period with a seven-day yield of 3.41% and ended the period with a seven-day yield of 2.26%. The Federal Reserve Board lowered its target short-term interest rate from 4.75% to 2.00% during the period in an effort to stimulate the flagging economy and provide liquidity to the financial system. The Fed’s actions pushed down yields available on municipal money market securities, reducing the yield that the Fund was able to secure for shareholders.1

We held the Fund’s portfolio in a barbell structure during much of this one-year period, emphasizing municipal paper with maturities at both the short and long ends of the money market yield curve. Holding paper with maturities of seven days or less provided ample liquidity, which was important in light of the credit and liquidity crisis that developed during this fiscal year. Investing the remainder of the Fund’s assets in longer-term money market securities helped support the Fund’s yield.1

During the last month of the period investors became extremely concerned about credit risk. Meanwhile, many banks and insurance companies that back municipal issues received credit downgrades. Investors fled the municipal money markets in favor of Treasury securities, pushing up yields on municipal securities and allowing the Fund to capture somewhat higher yields.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Prime Money Market Fund

Portfolio Managers

Deborah A. Cunningham and Paige Wilhelm

The BB&T Prime Money Market Fund is managed by Deborah A. Cunningham and Paige Wilhelm, portfolio managers for Federated Investment Management Company (“Federated IMC”), subadviser to the Fund. Mrs. Cunningham and Mrs. Wilhelm are primarily responsible for the day-to-day management of the portfolio. They are supported by an investment management team from Federated IMC which includes William Jamison, Natalie F. Metz, Mary Ellen Tesla, Mark F. Weiss, CFA, and a group of eight money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Federal Funds rate stood at 4.75% to begin the period. The Federal Reserve Board responded to a slowing economy and the growing financial crisis by lowering this target short-term interest rate to 2.00% during the period. This easing monetary policy pushed down yields on money market securities during much of the period.

Toward the end of the fiscal year investors responded to the credit and liquidity crises by fleeing to the perceived safety and liquidity of Treasury bills. Meanwhile, investors shunned commercial paper and many other non-government short-term instruments. This trend led to higher rates on a wide variety of money market securities.

The BB&T Prime Money Market Fund invests in commercial paper, asset-backed commercial paper, variable-rate notes, bank instruments and repurchase agreements. The Fund entered the period with an average maturity near 50 days. This average maturity resulted from a combination of overnight securities, which we held to ensure liquidity, and longer-term issues, which we purchased to capture higher yields in anticipation of federal interest-rate cuts. (The Fund does not hold securities with maturities greater than 397 days.)

We increased the Fund’s stake in overnight securities in order to boost liquidity during the tumultuous climate in the credit markets. As a result, the Fund’s average maturity decreased to 42 days over the course of the period. Our focus on liquidity reduced the Fund’s yield somewhat. Nevertheless, relatively high overnight borrowing rates limited the impact a shorter average maturity had on Fund yields.

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T U.S. Treasury Money Market Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina at Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; and Robert F. Millikan, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

Investment Concerns

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Federal Funds rate began the period at 4.75%, supporting the yield offered by this Fund and money market securities in general. We anticipated reductions in the Fed Funds rate during the period, as the economy continued to be pressured by the fallout in the subprime mortgage market. As a result, we lengthened the Fund’s average maturity to lock in higher yields. As yields continued to fall, we invested in securities with maturities between a few days and nearly one year to offer more flexibility to capture higher yields in different parts of the yield curve.1

The Federal Reserve Board cut the Federal Funds rate several times during the 12-month period, and the rate ended the period at 2.00%. The Fed’s monetary policy was intended to jumpstart the faltering economy. Investors during the period sought safe havens in the market, especially among high-quality, liquid securities such as the government money market securities in which this Fund invests. Yields on Treasury bills fell throughout the period as a result of that demand. The Fund began the period with a yield of 3.78%, and ended the period with a 0.49% yield.1

The pressure on the Fund’s yield was compounded by falling yields on repurchase agreements. Treasury bills are used as collateral on repurchase agreements, so the huge demand for Treasuries resulted in a lack of supply to be used as collateral. As a result, dealers of repurchase agreements lowered yields to essentially limit the demand for such securities.1

As of September 30, 2008, the Fund held 50.8% of its assets in repurchase agreements, 41.7% in Treasury bills and 7.5% in Treasury notes. The Fund’s average maturity was 34 days, and its credit quality as rated by Standard & Poor’s was AAA.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Funds

Portfolio Managers

BB&T Balanced Portfolio Management Team

The BB&T Capital Manager Funds are managed by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, CFA; Will Gholston, CFA; Robert F. Millikan, CFA; and Ronald T. Rimkus, CFA. The team brings to the Fund over eight decades of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Capital Manager Conservative Growth Fund

Capital Manager Moderate Growth Fund

Capital Manager Growth Fund

Capital Manager Equity Fund

Q. How did the Funds (Institutional Shares) perform during the 12-month period between October 1, 2007 and September 30, 2008?

A. The Capital Manager Funds and their benchmarks generated the following returns:

The Capital Manager Conservative Growth Fund: (10.21%)

The Capital Manager Moderate Growth Fund: (17.23%)

The Capital Manager Growth Fund: (21.54%)

The Capital Manager Equity Fund: (26.02%)

The S&P 500 Index: (21.96%)

The Barclay Capital Intermediate Government Bond Index (formally known as Lehman Brothers Intermediate Government Bond Index): 3.13%

Q. What factors affected the Funds’ performance?

A. The Capital Manager Funds invest in a combination of the BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T International Equity Fund, the BB&T Small Cap Fund, the BB&T Equity Income Fund, the BB&T Special Opportunities Equity Fund, the BB&T U.S. Treasury Money Market Fund, the iShares S&P 500 Index Fund and the iShares Russell 2000 Index Fund. The three Capital Manager Funds with fixed-income allocations also hold exposure to the BB&T Total Return Bond Fund.

The performance of equities, both in the U.S. and internationally, dragged on the Funds’ absolute returns during the period. The S&P 500 returned (21.96%) during this fiscal year, while the MSCI EAFE Index of foreign stocks returned (30.50%). The Funds with allocations to fixed-income securities benefited from positive bond returns, as the Lehman Aggregate Bond Index gained 3.65%.1

Each Capital Manager Fund held 10% of its domestic equity allocation in small-cap equities. That allocation made a positive contribution to each Fund’s relative performance, as small caps outperformed large caps: The Russell 2000 Index of small-cap stocks returned (14.48%), significantly better than the S&P 500’s (21.96%) return.1

The Capital Manager Funds held 60% of their domestic equity allocations in value stocks during the period, with 40% in growth stocks. Value underperformed growth, so the Funds’ overweight stake in value stocks weighed on relative returns. International allocations equal to 25% of the Funds’ equity portfolios also reduced performance against the Funds’ benchmarks, as international stocks underperformed U.S. stocks.1

For the Capital Manager Moderate Growth and Capital Manager Growth Funds, a 5% tactical over-weight to equities between May 12 and September 10 hurt relative performance, as bonds outperformed stocks.1

[1]	Portfolio composition is as of September 30, 2008 and is subject to change.

BB&T Capital Manager Conservative Growth Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
A Shares*	1/29/98	[1]	(15.46)%	2.21%	2.38%
B Shares**	1/29/99	[2]	(14.29)%	2.47%	2.46%
C Shares***	2/1/01	[3]	(10.99)%	2.64%	2.39%
Institutional Shares	10/2/97		(10.21)%	3.67%	3.25%
S&P 500 Index	9/30/97		(21.96)%	5.17%	3.06%
Barclays Capital Int. Government Bond Index	9/30/97		3.13%	3.25%	4.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index (formerly known as the Lehman Brothers Intermediate Government Bond Index), which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Moderate Growth Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 years
A Shares*	1/29/98	[1]	(22.20)%	2.38%	2.00%
B Shares**	1/29/99	[2]	(20.83)%	2.70%	2.02%
C Shares***	2/1/01	[3]	(18.02)%	2.88%	2.06%
Institutional Shares	10/2/97		(17.23)%	3.90%	2.87%
S&P 500 Index	9/30/97		(21.96)%	5.17%	3.06%
Barclays Capital Int. Government Bond Index	9/30/97		3.13%	3.25%	4.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index (formerly known as the Lehman Brothers Intermediate Government Bond Index), which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Growth Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date		1 Year	5 Years	10 Years
A Shares*	1/29/98	[1]	(26.17)%	2.57%	1.54%
B Shares**	1/29/99	[2]	(24.94)%	2.85%	1.59%
C Shares***	2/1/01	[3]	(22.31)%	3.00%	1.55%
Institutional Shares	10/2/97		(21.54)%	4.04%	2.37%
S&P 500 Index	9/30/97		(21.96)%	5.17%	3.06%
Barclays Capital Int. Government Bond Index	9/30/97		3.13%	3.25%	4.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[2]

Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index (formerly known as Lehman Brothers Intermediate Government Bond Index), which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Equity Fund

Value of a $10,000 Investment

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Total Return tables since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2008	Inception Date	1 Year	5 Years	Since Inception
A Shares*	3/19/01	(30.48)%	2.63%	(0.40)%
B Shares**	3/19/01	(29.08)%	2.96%	(0.35)%
C Shares***	3/19/01	(26.77)%	3.11%	(0.38)%
Institutional Shares	3/19/01	(26.02)%	4.13%	0.63%
S&P 500 Index	3/31/01	(21.96)%	5.17%	1.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

BB&T Funds

Summary of Portfolio Holdings, (Unaudited)

The BB&T Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2008.

Percentage of net assets
Large Cap Fund
Consumer Discretionary	14.0%
Consumer Staples	18.0%
Energy	10.0%
Financials	15.1%
Health Care	16.4%
Industrials	2.7%
Information Technology	18.0%
Materials	1.0%
Cash and Cash Equivalents	9.1%

104.3%

Percentage of net assets
Mid Cap Value Fund
Consumer Discretionary	17.7%
Exchange Traded Fund	3.1%
Financial Services	39.0%
Health Care	12.5%
Materials & Processing	3.0%
Other Energy	1.8%
Producer Durables	2.1%
Technology	17.1%
Cash and Cash Equivalents	19.0%

115.3%

Percentage of net assets
Mid Cap Growth Fund
Consumer Discretionary	10.4%
Consumer Staples	2.3%
Energy	7.8%
Exchange Traded Funds	28.8%
Financials	6.0%
Health Care	13.4%
Industrials	15.2%
Information Technology	10.7%
Materials	0.7%
Cash and Cash Equivalents	18.5%

113.8%

Percentage of net assets
Small Cap Fund
Consumer Discretionary	9.4%
Consumer Staples	4.9%
Energy	4.8%
Exchange Traded Funds	12.8%
Financials	5.1%
Health Care	21.1%
Industrials	17.8%
Information Technology	14.0%
Materials	2.4%
Utilities	2.2%
Cash and Cash Equivalents	26.1%

120.6%

Percentage of net assets
International Equity Fund
Australia	1.3%
Austria	1.9%
Belgium	1.0%
Bermuda	0.1%
Canada	1.9%
China	0.4%
Cyprus	0.1%
Czech Republic	3.4%
Denmark	1.3%
Finland	1.1%
France	14.6%
Germany	10.6%
Greece	0.4%
Hong Kong	0.5%
Hungary	3.5%
India	1.6%
Ireland	3.2%
Italy	2.3%
Japan	7.7%
Korea (South)	0.3%
Mexico	0.7%
Netherlands	4.0%
New Zealand	0.2%
Norway	0.1%
Poland	5.8%
Portugal	0.7%
Romania	0.2%
Russia	1.0%
Spain	1.4%
Sweden	0.7%
Switzerland	7.8%
Taiwan	0.0%
Ukraine	0.3%
United Kingdom	11.3%
United States	0.0%
Cash and Cash Equivalents	5.7%

97.1%

Percentage of net assets
Special Opportunities Equity Fund
Consumer Discretionary	9.1%
Consumer Staples	2.3%
Energy	16.1%
Financials	7.2%
Health Care	20.3%
Industrials	7.6%
Information Technology	28.0%
Materials	7.1%
Cash and Cash Equivalents	13.2%

110.9%

Percentage of net assets
Equity Income Fund
Consumer Discretionary	3.9%
Consumer Staples	11.2%
Energy	23.8%
Financials	17.3%
Health Care	5.6%
Industrials	12.6%
Information Technology	8.1%
Materials	1.8%
Cash and Cash Equivalents	29.0%

113.3%

BB&T Funds

Summary of Portfolio Holdings, (Unaudited)

Percentage of net assets
Short U.S. Government Fund
Fannie Mae	29.5%
Federal Farm Credit Bank	9.7%
Federal Home Loan Bank	13.2%
Freddie Mac	27.5%
Ginnie Mae	4.2%
Municipal Bonds	3.0%
U.S. Treasury Notes	7.6%
Cash and Cash Equivalents	12.1%

106.8%

Percentage of net assets
Intermediate U.S. Government Fund
Fannie Mae	50.6%
Financials	2.7%
Freddie Mac	27.2%
Municipal Bonds	5.3%
Private Export Funding Corp.	9.7%
Cash and Cash Equivalents	9.4%

104.9%

Percentage of net assets
Total Return Bond Fund
Asset Backed Securities	5.1%
Commercial Mortgage-Backed Securities	4.8%
Corporate Bonds	19.7%
Fannie Mae	25.9%
Federal Home Loan Bank	2.0%
Foreign Government Bonds	0.5%
Freddie Mac	27.4%
Municipal Bonds	13.0%
U.S. Treasury Notes	1.1%
Cash and Cash Equivalents	5.4%

104.9%

Percentage of net assets
Kentucky Intermediate Tax-Free Fund
Kentucky Municipal Bonds	94.1%
Cash and Cash Equivalents	4.3%

98.4%

Percentage of net assets
Maryland Intermediate Tax-Free Fund
District of Columbia Municipal Bonds	3.1%
Maryland Municipal Bonds	91.1%
Cash and Cash Equivalents	6.9%

101.1%

Percentage of net assets
North Carolina Intermediate Tax-Free Fund
North Carolina Municipal Bonds	96.1%
Cash and Cash Equivalents	2.3%

98.4%

Percentage of net assets
South Carolina Intermediate Tax-Free Fund
South Carolina Municipal Bonds	93.0%
Cash and Cash Equivalents	3.8%

96.8%

Percentage of net assets
Virginia Intermediate Tax-Free Fund
District of Columbia Municipal Bonds	2.0%
Virginia Municipal Bonds	92.9%
Cash and Cash Equivalents	2.0%

96.9%

Percentage of net assets
West Virginia Intermediate Tax-Free Fund
West Virginia Municipal Bonds	97.0%
Cash and Cash Equivalents	2.1%

99.1%

Percentage of net assets
National Tax-Free Money Market Fund
Alaska	1.5%
Arizona	9.0%
Colorado	1.1%
Florida	8.6%
Georgia	7.3%
Illinois	14.7%
Maine	3.3%
Massachusetts	1.3%
Mississippi	2.3%
Missouri	2.0%
New Hampshire	1.1%
New Mexico	3.2%
Ohio	11.0%
Oregon	1.1%
Pennsylvania	1.0%
Tennessee	6.0%
Texas	9.3%
Utah	1.7%
Washington	5.9%
Wisconsin	2.9%
Cash and Cash Equivalents	0.7%

95.0%

Percentage of net assets
Prime Money Market Fund
Asset Backed Securities	1.6%
Certificates of Deposit	20.6%
Commercial Paper	45.8%
Repurchase Agreement	16.3%
Variable Rate Notes	15.6%

99.9%

Percentage of net assets
U.S. Treasury Money Market Fund
Repurchase Agreement	50.8%
U.S. Treasury Bills	41.7%
U.S. Treasury Notes	7.5%
Cash and Cash Equivalents	10.3%

110.3%

Capital Manager Conservative Growth Fund
BB&T Equity Income Fund	3.9%
BB&T International Equity Fund	10.0%
BB&T Large Cap Fund	3.7%
BB&T Mid Cap Growth Fund	3.6%
BB&T Mid Cap Value Fund	5.5%
BB&T Special Opportunities Equity Fund	2.1%
BB&T Total Return Bond Fund	56.1%
BB&T U.S. Treasury Money Market Fund	1.9%
Exchange Traded Funds	12.0%

98.8%

BB&T Funds

Summary of Portfolio Holdings, (Unaudited)

Percentage of Net Assets
Capital Manager Moderate Growth Fund
BB&T Equity Income Fund	5.9%
BB&T International Equity Fund	15.0%
BB&T Large Cap Fund	5.5%
BB&T Mid Cap Growth Fund	5.4%
BB&T Mid Cap Value Fund	8.3%
BB&T Special Opportunities Equity Fund	3.1%
BB&T Total Return Bond Fund	36.3%
BB&T U.S. Treasury Money Market Fund	1.6%
Exchange Traded Funds	17.8%

98.9%

Capital Manager Growth Fund
BB&T Equity Income Fund	7.3%
BB&T International Equity Fund	18.6%
BB&T Large Cap Fund	6.8%
BB&T Mid Cap Growth Fund	6.7%
BB&T Mid Cap Value Fund	10.2%
BB&T Special Opportunities Equity Fund	3.9%
BB&T Total Return Bond Fund	21.6%
BB&T U.S. Treasury Money Market Fund	2.5%
Exchange Traded Funds	22.1%

99.7%

Capital Manager Equity Fund
BB&T Equity Income Fund	9.4%
BB&T International Equity Fund	24.0%
BB&T Large Cap Fund	8.7%
BB&T Mid Cap Growth Fund	8.7%
BB&T Mid Cap Value Fund	13.2%
BB&T Special Opportunities Equity Fund	5.0%
BB&T U.S. Treasury Money Market Fund	2.7%
Exchange Traded Funds	28.6%

100.3%

BB&T Funds

Expense Example (Unaudited)

As a shareholder of the BB&T Funds (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period* 4/1/08 - 9/30/08	Annualized Expense Ratio During Period 4/1/08 - 9/30/08
Large Cap Fund
Class A Shares	$1,000.00	$869.90	$5.10	1.09%
Class B Shares	1,000.00	866.70	8.63	1.85%
Class C Shares	1,000.00	866.30	8.63	1.85%
Institutional Shares	1,000.00	871.10	3.98	0.85%
Mid Cap Value Fund
Class A Shares	1,000.00	982.20	5.65	1.14%
Class B Shares	1,000.00	978.80	9.35	1.89%
Class C Shares	1,000.00	978.80	9.35	1.89%
Institutional Shares	1,000.00	983.30	4.41	0.89%
Mid Cap Growth Fund
Class A Shares	1,000.00	838.20	5.28	1.15%
Class B Shares	1,000.00	835.10	8.72	1.90%
Class C Shares	1,000.00	835.30	8.72	1.90%
Institutional Shares	1,000.00	838.70	4.14	0.90%
Small Cap Fund
Class A Shares	1,000.00	965.20	6.19	1.26%
Class B Shares	1,000.00	961.10	9.85	2.01%
Class C Shares	1,000.00	961.00	9.85	2.01%
Institutional Shares	1,000.00	966.30	4.96	1.01%
International Equity Fund
Class A Shares	1,000.00	761.80	7.00	1.59%
Class B Shares	1,000.00	758.80	10.29	2.34%
Class C Shares	1,000.00	757.60	10.11	2.30%
Institutional Shares	1,000.00	761.80	5.90	1.34%
Special Opportunities Equity Fund
Class A Shares	1,000.00	907.70	5.91	1.24%
Class B Shares	1,000.00	905.00	9.48	1.99%
Class C Shares	1,000.00	905.00	9.48	1.99%
Institutional Shares	1,000.00	909.00	4.72	0.99%
Equity Income Fund
Class A Shares	1,000.00	927.80	5.49	1.14%
Class B Shares	1,000.00	924.00	9.04	1.88%
Class C Shares	1,000.00	924.20	9.09	1.89%
Institutional Shares	1,000.00	928.40	4.29	0.89%
Short U.S. Government Fund
Class A Shares	1,000.00	1,001.50	4.40	0.88%
Institutional Shares	1,000.00	1,002.70	3.15	0.63%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	998.50	4.50	0.90%
Class B Shares	1,000.00	993.70	8.22	1.65%
Class C Shares	1,000.00	994.70	8.23	1.65%
Institutional Shares	1,000.00	998.80	3.25	0.65%
Total Return Bond Fund
Class A Shares	1,000.00	971.00	4.43	0.90%
Class B Shares	1,000.00	968.30	8.12	1.65%
Class C Shares	1,000.00	968.40	8.12	1.65%
Institutional Shares	1,000.00	973.20	3.21	0.65%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	985.10	4.37	0.88%
Institutional Shares	1,000.00	986.30	3.13	0.63%

BB&T Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period* 4/1/08 - 9/30/08	Annualized Expense Ratio During Period 4/1/08 - 9/30/08
Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$988.40	$3.83	0.77%
Institutional Shares	1,000.00	989.70	2.59	0.52%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	989.20	4.38	0.88%
Institutional Shares	1,000.00	990.40	3.13	0.63%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	982.00	4.66	0.94%
Institutional Shares	1,000.00	984.00	3.42	0.69%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	989.50	4.38	0.88%
Institutional Shares	1,000.00	990.70	3.14	0.63%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	984.50	4.47	0.90%
Institutional Shares	1,000.00	985.80	3.23	0.65%
National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,008.30	3.36	0.67%
Class B Shares	1,000.00	1,004.90	6.67	1.33%
Class C Shares	1,000.00	1,004.50	7.07	1.41%
Institutional Shares	1,000.00	1,009.60	1.91	0.38%
Prime Money Market Fund
Class A Shares	1,000.00	1,009.90	4.77	0.95%
Class B Shares	1,000.00	1,007.30	7.33	1.46%
Class C Shares	1,000.00	1,007.40	7.28	1.45%
Institutional Shares	1,000.00	1,012.40	2.26	0.45%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,004.60	4.66	0.93%
Class B Shares	1,000.00	1,002.30	6.96	1.39%
Class C Shares	1,000.00	1,002.30	6.91	1.38%
Institutional Shares	1,000.00	1,007.00	2.21	0.44%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	930.80	1.64	0.34%
Class B Shares	1,000.00	927.20	5.25	1.09%
Class C Shares	1,000.00	928.30	5.25	1.09%
Institutional Shares	1,000.00	931.60	0.43	0.09%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	903.90	1.62	0.34%
Class B Shares	1,000.00	901.70	5.18	1.09%
Class C Shares	1,000.00	901.30	5.18	1.09%
Institutional Shares	1,000.00	905.50	0.43	0.09%
Capital Manager Growth Fund
Class A Shares	1,000.00	888.00	1.60	0.34%
Class B Shares	1,000.00	883.10	5.13	1.09%
Class C Shares	1,000.00	883.00	5.18	1.10%
Institutional Shares	1,000.00	888.20	0.42	0.09%
Capital Manager Equity Fund
Class A Shares	1,000.00	871.10	1.68	0.36%
Class B Shares	1,000.00	868.00	5.18	1.11%
Class C Shares	1,000.00	866.90	5.69	1.22%
Institutional Shares	1,000.00	871.30	0.51	0.11%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

BB&T Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period 4/1/08 - 9/30/08	Annualized Expense Ratio During Period 4/1/08 - 9/30/08

Large Cap Fund
Class A Shares	$1,000.00	$1,019.55	$5.50	1.09%
Class B Shares	1,000.00	1,015.75	9.32	1.85%
Class C Shares	1,000.00	1,015.75	9.32	1.85%
Institutional Shares	1,000.00	1,020.75	4.29	0.85%
Mid Cap Value Fund
Class A Shares	1,000.00	1,019.30	5.76	1.14%
Class B Shares	1,000.00	1,015.55	9.52	1.89%
Class C Shares	1,000.00	1,015.55	9.52	1.89%
Institutional Shares	1,000.00	1,020.55	4.50	0.89%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,019.25	5.81	1.15%
Class B Shares	1,000.00	1,015.50	9.57	1.90%
Class C Shares	1,000.00	1,015.50	9.57	1.90%
Institutional Shares	1,000.00	1,020.50	4.55	0.90%
Small Cap Fund
Class A Shares	1,000.00	1,018.70	6.36	1.26%
Class B Shares	1,000.00	1,014.95	10.13	2.01%
Class C Shares	1,000.00	1,014.95	10.13	2.01%
Institutional Shares	1,000.00	1,019.95	5.10	1.01%
International Equity Fund
Class A Shares	1,000.00	1,017.05	8.02	1.59%
Class B Shares	1,000.00	1,013.30	11.78	2.34%
Class C Shares	1,000.00	1,013.50	11.58	2.30%
Institutional Shares	1,000.00	1,018.30	6.76	1.34%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,018.80	6.26	1.24%
Class B Shares	1,000.00	1,015.05	10.02	1.99%
Class C Shares	1,000.00	1,015.05	10.02	1.99%
Institutional Shares	1,000.00	1,020.05	5.00	0.99%
Equity Income Fund
Class A Shares	1,000.00	1,019.30	5.76	1.14%
Class B Shares	1,000.00	1,015.60	9.47	1.88%
Class C Shares	1,000.00	1,015.55	9.52	1.89%
Institutional Shares	1,000.00	1,020.55	4.50	0.89%
Short U.S. Government Fund
Class A Shares	1,000.00	1,020.60	4.45	0.88%
Institutional Shares	1,000.00	1,021.85	3.18	0.63%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.50	4.55	0.90%
Class B Shares	1,000.00	1,016.75	8.32	1.65%
Class C Shares	1,000.00	1,016.75	8.32	1.65%
Institutional Shares	1,000.00	1,021.75	3.29	0.65%
Total Return Bond Fund
Class A Shares	1,000.00	1,020.50	4.55	0.90%
Class B Shares	1,000.00	1,016.75	8.32	1.65%
Class C Shares	1,000.00	1,016.75	8.32	1.65%
Institutional Shares	1,000.00	1,021.75	3.29	0.65%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.60	4.45	0.88%
Institutional Shares	1,000.00	1,021.85	3.18	0.63%

BB&T Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period 4/1/08 - 9/30/08	Annualized Expense Ratio During Period 4/1/08 - 9/30/08

Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,021.15	$3.89	0.77%
Institutional Shares	1,000.00	1,022.40	2.63	0.52%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.60	4.45	0.88%
Institutional Shares	1,000.00	1,021.85	3.18	0.63%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.30	4.75	0.94%
Institutional Shares	1,000.00	1,021.55	3.49	0.69%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.60	4.45	0.88%
Institutional Shares	1,000.00	1,021.85	3.18	0.63%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.50	4.55	0.90%
Institutional Shares	1,000.00	1,021.75	3.29	0.65%
National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.65	3.39	0.67%
Class B Shares	1,000.00	1,018.35	6.71	1.33%
Class C Shares	1,000.00	1,017.95	7.11	1.41%
Institutional Shares	1,000.00	1,023.10	1.92	0.38%
Prime Money Market Fund
Class A Shares	1,000.00	1,020.25	4.80	0.95%
Class B Shares	1,000.00	1,017.70	7.36	1.46%
Class C Shares	1,000.00	1,017.75	7.31	1.45%
Institutional Shares	1,000.00	1,022.75	2.28	0.45%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,020.35	4.70	0.93%
Class B Shares	1,000.00	1,018.05	7.01	1.39%
Class C Shares	1,000.00	1,018.10	6.96	1.38%
Institutional Shares	1,000.00	1,022.80	2.23	0.44%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,023.30	1.72	0.34%
Class B Shares	1,000.00	1,019.55	5.50	1.09%
Class C Shares	1,000.00	1,019.55	5.50	1.09%
Institutional Shares	1,000.00	1,024.55	0.46	0.09%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,023.30	1.72	0.34%
Class B Shares	1,000.00	1,019.55	5.50	1.09%
Class C Shares	1,000.00	1,019.55	5.50	1.09%
Institutional Shares	1,000.00	1,024.55	0.46	0.09%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,023.30	1.72	0.34%
Class B Shares	1,000.00	1,019.55	5.50	1.09%
Class C Shares	1,000.00	1,019.50	5.55	1.10%
Institutional Shares	1,000.00	1,024.55	0.46	0.09%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,023.20	1.82	0.36%
Class B Shares	1,000.00	1,019.45	5.60	1.11%
Class C Shares	1,000.00	1,018.90	6.16	1.22%
Institutional Share	1,000.00	1,024.45	0.56	0.11%

BB&T Large Cap Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
COMMON STOCKS (95.2%)
	Consumer Discretionary (14.0%)
563,252	Comcast Corp., Class A	$11,056,637
625,799	KB Home(h)	12,315,724
137,158	Target Corp.(h)	6,727,600
94,341	Tiffany & Co.(h)	3,350,993
282,296	Walt Disney Co. (The)	8,663,664

		42,114,618

	Consumer Staples (18.0%)
159,512	Clorox Co. (The)	9,999,807
460,114	Kraft Foods, Inc., Class A	15,068,733
239,672	Procter & Gamble Co.	16,702,742
206,172	Wal-Mart Stores, Inc.	12,347,641

		54,118,923

	Energy (10.0%)
126,047	Anadarko Petroleum Corp	6,114,540
141,646	ConocoPhillips	10,375,570
174,999	Exxon Mobil Corp	13,590,422

		30,080,532

	Financials (15.1%)
1,364	Berkshire Hathaway, Inc. Class B(a)	5,994,780
297,127	JPMorgan Chase & Co.	13,875,831
553,426	Progressive Corp. (The)	9,629,612
428,709	Wells Fargo & Co.	16,089,449

		45,589,672

	Health Care (16.4%)
71,275	Eli Lilly & Co.	3,138,238
293,309	Johnson & Johnson	20,320,448
238,780	Medtronic, Inc.	11,962,878
343,015	Merck & Co., Inc.	10,825,553
173,218	Pfizer, Inc.	3,194,140

		49,441,257

	Industrials (2.7%)
316,600	General Electric Co.	8,073,300

	Information Technology (18.0%)
251,897	Cisco Systems, Inc.(a)	5,682,797
430,248	Dell, Inc.(a)	7,090,487
353,681	eBay, Inc.(a)	7,915,381
415,355	Intel Corp.	7,779,599
391,300	Microsoft Corp.	10,443,797
280,096	QUALCOMM, Inc.	12,035,725
192,944	Yahoo!, Inc.(a)	3,337,931

		54,285,717

	Materials (1.0%)
128,226	Alcoa, Inc.	2,895,343

	Total Common Stocks (Cost $262,268,107)	286,599,362

INVESTMENT COMPANY (5.0%)
14,988,918	Federated Treasury Obligations Fund, Institutional Shares	14,988,918

	Total Investment Company (Cost $14,988,918)	14,988,918

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (4.1%)
$12,822,512	Pool of Various Securities	12,475,482

	Total Securities Held as Collateral for Securities on Loan (Cost $12,822,512)	12,475,482

Total Investments — 104.3% (Cost $290,079,537)		314,063,762
Net Other Assets (Liabilities) — (4.3)%		(12,953,086)

NET ASSETS — 100.0%		$301,110,676

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Mid Cap Value Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
COMMON STOCKS (93.2%)
	Consumer Discretionary (17.7%)
493,250	Chico’s FAS, Inc.(a)(h)	$2,698,077
425,350	EarthLink, Inc.(a)(h)	3,615,475
84,950	Gannett Co., Inc.(h)	1,436,504
91,550	International Speedway Corp., Class A	3,562,211
855,300	Interpublic Group of Cos., Inc.(a)(h)	6,628,575
125,300	Kohl’s Corp.(a)(h)	5,773,824
213,700	Liz Claiborne, Inc.(h)	3,511,091
110,350	R.H. Donnelley Corp.(a)(h)	219,597
292,130	Select Comfort Corp.(a)(h)	482,014
90,850	Universal Technical Institute, Inc.(a)(h)	1,549,901
216,900	Viacom, Inc., Class B(a)(h)	5,387,796

		34,865,065

	Financial Services (39.0%)
83,000	Alliance Data Systems Corp.(a)(h)	5,260,540
68,000	Annaly Capital Management, Inc., REIT	914,600
86,800	Aon Corp.	3,902,528
140,500	Assured Guaranty, Ltd.(h)	2,284,530
204,602	Endurance Specialty Holdings, Ltd.	6,326,294
201,750	Fair Isaac Corp.(h)	4,650,338
192,097	Fidelity National Financial, Inc., Class A(h)	2,823,826
230,005	Fidelity National Information Services, Inc.	4,245,892
54,000	Jefferies Group Inc.	1,209,600
155,100	Leucadia National Corp.	7,047,744
217,050	Marshall & Ilsley Corp.(h)	4,373,558
190,600	MBIA, Inc.(h)	2,268,140
152,390	Mercury General Corp.(h)	8,343,352
267,050	National City Corp.(h)	467,338
97,700	Piper Jaffray Cos.(a)(h)	4,225,525
73,990	StanCorp Financial Group, Inc.(h)	3,847,480
408,750	Synovus Financial Corp.(h)	4,230,562
195,100	Waddell & Reed Financial, Inc., Class A	4,828,725
162,900	Willis Group Holdings, Ltd.	5,255,154

		76,505,726

	Health Care (12.5%)
18,554	Covidien, Ltd.	997,463
110,550	Genzyme Corp.(a)	8,942,390
217,342	IMS Health, Inc.(h)	4,109,937
347,150	King Pharmaceuticals, Inc.(a)(h)	3,325,697
109,850	Watson Pharmaceuticals, Inc.(a)(h)	3,130,725
61,950	Zimmer Holdings, Inc.(a)	3,999,492

		24,505,704

	Materials & Processing (3.0%)
265,025	Valspar Corp.(h)	5,907,407

	Other Energy (1.8%)
70,200	Forest Oil Corp.(a)	3,481,920

	Producer Durables (2.1%)
532,350	Axcelis Technologies, Inc.(a)(h)	904,995
101,800	Lexmark International, Inc., Class A(a)(h)	3,315,626

		4,220,621

	Technology (17.1%)
158,400	Affiliated Computer Services, Inc., Class A(a)(h)	8,019,792
100,350	BMC Software, Inc.(a)(h)	2,873,020
406,960	CA, Inc.(h)	8,122,922
89,100	Computer Sciences Corp.(a)	3,580,929
126,000	CSG Systems International, Inc.(a)(h)	2,208,780
141,700	Progress Software Corp.(a)	3,682,783
252,600	Synopsys, Inc.(a)	5,039,370

		33,527,596

	Total Common Stocks (Cost $211,332,324)	183,014,039

EXCHANGE TRADED FUNDS (3.1%)
154,400	iShares Russell MidCap Value Index Fund	6,055,568

	Total Exchange Traded Funds (Cost $6,004,755)	6,055,568

INVESTMENT COMPANY (4.1%)
8,055,375	Federated Treasury Obligations Fund, Institutional Shares	8,055,375

	Total Investment Company (Cost $8,055,375)	8,055,375

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (14.9%)
$29,904,758	Pool of Various Securities	29,250,879

	Total Securities Held as Collateral for Securities on Loan (Cost $29,904,758)	29,250,879

Total Investments — 115.3% (Cost $255,297,212)		226,375,861
Net Other Assets (Liabilities) — (15.3)%		(30,003,983)

NET ASSETS — 100.0%		$196,371,878

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Mid Cap Growth Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
COMMON STOCKS (66.5%)
	Consumer Discretionary (10.4%)
156,000	Burger King Holdings, Inc.	$3,831,360
74,730	DeVry, Inc.	3,702,124
100,500	Guess?, Inc.	3,496,395
109,000	Urban Outfitters, Inc.(a)	3,473,830
74,500	Warnaco Group, Inc. (The)(a)(h)	3,374,105

		17,877,814

	Consumer Staples (2.3%)
51,000	Chattem, Inc.(a)	3,987,180

	Energy (7.8%)
48,000	Alliance Resource Partners LP(h)	1,512,960
44,000	Cameron International Corp.(a)	1,695,760
16,300	Core Laboratories N.V.	1,651,516
156,500	ION Geophysical Corp.(a)	2,220,735
36,000	National Oilwell Varco, Inc.(a)	1,808,280
75,000	Southwestern Energy Co.(a)	2,290,500
19,500	Transocean, Inc.(a)	2,141,880

		13,321,631

	Financials (6.0%)
42,000	AllianceBernstein Holding LP(h)	1,554,420
6,900	CME Group, Inc.	2,563,419
196,000	Hudson City Bancorp, Inc.(h)	3,616,200
86,500	Nasdaq OMX Group, Inc. (The)(a)	2,644,305

		10,378,344

	Health Care (13.4%)
65,000	Alexion Pharmaceuticals, Inc.(a)(h)	2,554,500
54,000	Amedisys, Inc.(a)(h)	2,628,180
41,690	Celgene Corp.(a)	2,638,144
38,800	Covance, Inc.(a)(h)	3,430,308
65,465	Express Scripts, Inc.(a)(h)	4,832,626
56,000	Illumina, Inc.(a)	2,269,680
8,825	Intuitive Surgical, Inc.(a)(h)	2,126,649
53,000	NuVasive, Inc.(a)	2,614,490

		23,094,577

	Industrials (15.2%)
40,000	Bucyrus International, Inc.	1,787,200
151,315	Corrections Corp. of America(a)	3,760,177
37,500	Energy Conversion Devices, Inc.(a)	2,184,375
102,000	EnerSys(a)(h)	2,010,420
18,800	Flowserve Corp.	1,668,876
40,800	Fluor Corp.	2,272,560
48,000	FTI Consulting, Inc.(a)	3,467,520
81,750	J.B. Hunt Transport Services, Inc.	2,727,998
93,000	Kansas City Southern(a)(h)	4,125,480
36,750	Stericycle, Inc.(a)	2,164,942

		26,169,548

	Information Technology (10.7%)
10,995	Baidu.com, Inc., ADR(a)	2,729,289
38,675	Equinix, Inc.(a)(h)	2,686,365
65,500	Micros Systems, Inc.(a)(h)	1,746,230
197,635	Microsemi Corp.(a)	5,035,740
88,935	Sina China Corp.(a)	3,130,512
95,000	VistaPrint, Ltd.(a)(h)	3,119,800

		18,447,936

	Materials (0.7%)
23,000	Cleveland-Cliffs, Inc.	1,217,620

	Total Common Stocks (Cost $123,053,757)	114,494,650

EXCHANGE TRADED FUNDS (28.8%)
574,875	iShares Russell MidCap Growth Index Fund	24,966,821
300,000	iShares Russell Midcap Index Fund(h)	24,648,000

	Total Exchange Traded Funds (Cost $54,017,646)	49,614,821

INVESTMENT COMPANY (7.0%)
12,134,891	Federated Treasury Obligations Fund, Institutional Shares	12,134,891

	Total Investment Company (Cost $12,134,891)	12,134,891

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (11.5%)
$20,221,387	Pool of Various Securities	19,788,110

	Total Securities Held as Collateral for Securities on Loan (Cost $20,221,387)	19,788,110

Total Investments — 113.8% (Cost $209,427,681)		196,032,472
Net Other Assets (Liabilities) — (13.8)%		(23,745,905)

NET ASSETS —100.0%		$172,286,567

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Small Cap Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
COMMON STOCKS (81.7%)
	Consumer Discretionary (9.4%)
24,500	Buffalo Wild Wings, Inc.(a)	$985,880
28,152	CEC Entertainment, Inc.(a)	934,647
20,535	P.F. Chang’s China Bistro, Inc.(a)(h)	483,394
17,000	Polaris Industries, Inc.(h)	773,330
18,600	Warnaco Group, Inc. (The)(a)(h)	842,394

		4,019,645

	Consumer Staples (4.9%)
12,500	Chattem, Inc.(a)(h)	977,250
30,500	Sanderson Farms, Inc.(h)	1,120,570

		2,097,820

	Energy (4.8%)
11,500	Alliance Resource Partners LP	362,480
12,375	Forest Oil Corp.(a)	613,800
36,300	ION Geophysical Corp.(a)	515,097
41,000	Pioneer Drilling Co.(a)(h)	545,300

		2,036,677

	Financials (5.1%)
58,952	Dime Community Bancshares	897,249
85,186	NewAlliance Bancshares, Inc.(h)	1,280,346

		2,177,595

	Health Care (21.1%)
13,000	Amedisys, Inc.(a)(h)	632,710
97,225	American Medical Systems Holdings, Inc.(a)(h)	1,726,716
29,500	CardioNet, Inc.(a)	736,320
15,000	Haemonetics Corp.(a)	925,800
81,000	Healthspring, Inc.(a)	1,713,960
13,300	NuVasive, Inc.(a)	656,089
47,500	SonoSite, Inc.(a)	1,491,500
23,000	West Pharmaceutical Services, Inc.(h)	1,122,860

		9,005,955

	Industrials (17.8%)
28,000	Arkansas Best Corp.(h)	943,320
55,995	Celadon Group, Inc.(a)	642,262
19,395	Curtiss-Wright Corp.(h)	881,503
9,150	Energy Conversion Devices, Inc.(a)(h)	532,987
25,000	EnerSys(a)	492,750
15,000	Kaydon Corp.(h)	675,900
81,000	LaBarge, Inc.(a)	1,219,860
17,000	Moog, Inc., Class A(a)	728,960
22,530	RBC Bearings, Inc.(a)	759,036
17,275	Regal-Beloit Corp.	734,533

		7,611,111

	Information Technology (14.0%)
26,600	Cognex Corp.(h)	536,256
9,475	Equinix, Inc.(a)(h)	658,133
39,500	Microsemi Corp.(a)(h)	1,006,460
74,350	Perot Systems Corp., Class A(a)	1,289,973
41,595	Silicon Laboratories, Inc.(a)	1,276,966
12,500	Sina China Corp.(a)	440,000
23,750	VistaPrint, Ltd.(a)	779,950

		5,987,738

	Materials (2.4%)
49,000	Calgon Carbon Corp.(a)(h)	997,640

	Utilities (2.2%)
8,723	Laclede Group, Inc. (The)(h)	422,978
15,056	UIL Holdings Corp.(h)	516,873

		939,851

	Total Common Stocks (Cost $31,550,673)	34,874,032

EXCHANGE TRADED FUNDS (12.8%)
27,335	iShares Dow Jones US Regional Banks Index Fund	876,907
68,150	iShares Russell 2000 Value Index Fund(h)	4,582,406

	Total Exchange Traded Funds (Cost $5,715,698)	5,459,313

INVESTMENT COMPANY (1.3%)
562,254	Federated Treasury Obligations Fund, Institutional Shares	562,254

	Total Investment Company (Cost $562,254)	562,254

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (24.8%)
$10,776,613	Pool of Various Securities	10,581,863

	Total Securities Held as Collateral for Securities on Loan (Cost $10,776,613)	10,581,863

Total Investments — 120.6% (Cost $48,605,238)		51,477,462
Net Other Assets (Liabilities) — (20.6)%		(8,790,180)

NET ASSETS — 100.0%		$42,687,282

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T International Equity Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
COMMON STOCKS (82.0%)
	Australia (1.3%)
2,335	BHP Billiton, Ltd.	$60,408
258,477	Macquarie Airports(h)	568,260
21,422	Newcrest Mining, Ltd.	445,105
6,861	Rio Tinto, Ltd.	462,310

		1,536,083

	Austria (1.9%)
6,808	Erste Group Bank AG(h)	338,932
5,603	Flughafen Wien AG	353,227
10,886	OMV AG	458,845
7,442	Raiffeisen International Bank Holding AG	537,482
11,958	Telekom Austria AG	210,398
6,071	Vienna Insurance Group	303,075
1	Wienerberger AG	4

		2,201,963

	Belgium (1.0%)
668	Groupe Bruxelles Lambert SA	57,654
5,628	InBev NV	334,835
3,033	KBC Ancora	199,867
6,152	KBC Groep NV	535,170

		1,127,526

	Bermuda (0.1%)
1,664	Central European Media Enterprises, Ltd., Class A(a)	108,826

	Canada (1.9%)
26,688	Barrick Gold Corp	977,243
20,386	Eldorado Gold Corp.(a)	127,191
45,962	Ivanhoe Mines, Ltd.(a)	278,558
24,055	Kinross Gold Corp.	386,281
1,104	Potash Corp. of Saskatchewan	143,123
1,866	Research In Motion, Ltd.(a)	127,448
8,485	Talisman Energy, Inc.	119,751

		2,159,595

	China (0.4%)
506,464	Beijing Capital International Airport Co., Ltd., Class H(h)	418,326

	Cyprus (0.1%)
12,912	Bank of Cyprus Public Co., Ltd.	102,686

	Czech Republic (3.4%)
17,317	Komercni Banka AS	3,912,795

	Denmark (1.3%)
13,087	Carlsberg AS, Class B	997,798
743	FLSmidth & Co. AS	37,728
8,656	Novo Nordisk AS, Class B	448,747

		1,484,273

	Finland (1.1%)
14,323	Fortum OYJ	480,668
2,322	Kemira OYJ	27,498
17,063	Nokia OYJ	318,249
6,245	Orion OYJ, Class B	105,804
2,508	Outotec OYJ	67,525
4,455	Pohjola Bank PLC	64,924
21,310	Stora Enso OYJ, R Shares	208,221

		1,272,889

	France (10.6%)
988	Accor SA	52,765
8,744	Aeroports de Paris	721,964
9,634	Air Liquide	1,058,666
1,416	Alstom SA	107,487
7,940	AXA SA	259,910
4,251	Bouygues	192,572
251	Casino Guichard Perrachon SA	22,397
7,819	Cie de Saint-Gobain	404,464
655	EDF Energies Nouvelles SA	32,637
6,714	Electricite de France (EDF)	485,511
1,619	Eurazeo	136,872
25,224	France Telecom SA	707,521
18,431	GDF Suez	958,895
8,359	Groupe Danone	592,918
3,400	JC Decaux SA	74,453
3,457	Lafarge SA	363,980
9,441	LVMH Moet Hennessy Louis Vuitton SA	828,858
10,434	Pernod-Ricard SA	919,139
4,618	PPR	413,208
1,078	Remy Cointreau SA	50,838
14,968	Sanofi-Aventis SA	984,077
177	Schneider Electric SA	15,200
4,953	Suez Environnement SA(a)	121,955
14	Suez SA	688
30,125	Total SA	1,830,087
12,272	Vinci SA	578,207
5,515	Vivendi	172,899

		12,088,168

	Germany (9.3%)
806	Adidas AG	43,136
22,336	Bayer AG	1,639,611
797	Continental AG(a)	79,214
13,323	Daimler AG	672,737
1,772	Deutsche Boerse AG	164,111
7,172	Deutsche Post AG	150,450
17,757	Deutsche Telekom AG	269,804
28,180	E.ON AG	1,431,247
30,382	Fraport AG Frankfurt Airport Services Worldwide(h)	1,801,247
16,644	Fresenius Medical Care AG & Co. KGaA	859,954
10,456	Fresenius SE	767,395
2,026	Hamburger Hafen und Logistik AG	120,741
3,534	Henkel AG & Co KGaA	108,287
259	MAN AG	17,618
1,220	Merck KGaA	130,104
9,406	Metro AG	471,807
19,703	Rhoen Klinikum AG	558,834
1,880	RWE AG	180,427
12,183	Siemens AG	1,145,897

		10,612,621

	Greece (0.4%)
93,027	Alapis Holding Industrial & Commercial SA	197,557
11,838	Hellenic Telecommunications Organization SA	212,787

		410,344

	Hong Kong (0.5%)
77,564	China Merchants Holdings International Co., Ltd.	248,804
134,192	Galaxy Entertainment Group, Ltd.(a)	26,581

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Shares		Fair Value
COMMON STOCKS — (continued)
	Hong Kong — (continued)
464,873	GOME Electrical Appliances Holdings, Ltd.	$137,249
22,341	Melco Crown Entertainment, Ltd., ADR(a)	89,141
388,346	Shun Tak Holdings, Ltd.	133,719

		635,494

	Hungary (3.5%)
107,027	OTP Bank Nyrt(a)	3,873,238
792	Richter Gedeon Nyrt	144,972

		4,018,210

	India (1.6%)
30,886	State Bank of India, Ltd., GDR	1,868,603

	Ireland (0.3%)
8,887	CRH PLC	189,875
66,084	Dragon Oil PLC(a)	208,957

		398,832

	Italy (2.3%)
27,221	Banca Popolare di Milano Scarl	231,345
16,792	Buzzi Unicem SpA	258,021
28,354	Credito Emiliano SpA	242,559
20,627	Enel SpA	172,187
5,098	Geox SpA	49,868
180,326	Intesa Sanpaolo SpA	991,715
118,971	Intesa Sanpaolo SpA, Non-Convertible Saving Shares	567,580
3,471	Italcementi SpA	42,994
453	Lottomatica SpA	11,862
3,059	Unione di Banche Italiane Scpa	67,012

		2,635,143

	Japan (6.7%)
2,890	Acom Co., Ltd.	98,769
1,800	Aisin Seiki Co., Ltd.	44,082
4,000	Bank of Kyoto, Ltd. (The)	40,825
19,922	Bank of Yokohama, Ltd. (The)	98,682
7,286	Canon, Inc.	276,219
45	Central Japan Railway Co.	424,329
8,000	Chiba Bank, Ltd. (The)	41,945
1,400	Daikin Industries, Ltd.	47,219
4,000	Daiwa Securities Group, Inc.	29,135
4,231	Denso Corp.	103,777
54	East Japan Railway Co.	402,712
1,700	Eisai Co., Ltd.	66,385
1,625	Fanuc, Ltd.	122,252
26	Fuji Media Holdings, Inc.	33,536
8,000	Gunma Bank, Ltd. (The)	45,619
8,206	Honda Motor Co., Ltd.	248,911
2,100	Ibiden Co., Ltd.	51,123
3,000	Itochu Corp.	18,073
70	Japan Tobacco, Inc.	263,836
1,180	JFE Holdings, Inc.	36,599
2,700	JS Group Corp.	33,990
42	KDDI Corp.	237,916
27,700	Komatsu, Ltd.	453,491
4,202	Kubota Corp.	26,504
1,300	Kyocera Corp.	98,677
1,900	Makita Corp.	38,922
2,500	Mitsubishi Corp.	52,150
14,000	Mitsubishi Electric Corp.	94,459
39,500	Mitsubishi UFJ Financial Group, Inc.	344,450
3,000	Mitsui & Co., Ltd.	37,243
2,223	Mitsui Fudosan Co., Ltd.	42,953
18	Mizuho Financial Group, Inc.	78,717
600	Nidec Corp.	36,911
1,180	Nintendo Co., Ltd.	500,525
21,111	Nippon Electric Glass Co., Ltd.	191,233
12	Nippon Telegraph & Telephone Corp.	53,561
3,200	Nissan Motor Co., Ltd.	21,638
3,213	Nomura Holdings, Inc.	41,930
167	NTT DoCoMo, Inc.	267,316
779	Olympus Corp.	22,768
10,408	Panasonic Corp.	179,429
3,200	Promise Co., Ltd.(h)	61,921
3,000	Ricoh Co., Ltd.	42,183
2,400	Seven & I Holdings Co., Ltd.	68,952
3,000	Sharp Corp.	32,781
1,500	Shin-Etsu Chemical Co., Ltd.	71,326
5,000	Shizuoka Bank, Ltd. (The)	49,228
8,566	Sony Corp.	264,155
2,700	Stanley Electric Co., Ltd.	39,609
9,998	Sumitomo Heavy Industries, Ltd.	47,668
19,000	Sumitomo Metal Industries, Ltd.	58,903
29	Sumitomo Mitsui Financial Group, Inc.	181,820
11,248	Sumitomo Trust & Banking Co., Ltd. (The)	74,939
3,000	Suruga Bank, Ltd.	34,919
7,700	Suzuki Motor Corp.	142,675
2,500	Takeda Pharmaceutical Co., Ltd.	125,876
16,854	Toyota Motor Corp.	720,551
3,647	Yamada Denki Co., Ltd.	276,438

		7,642,755

	Korea (South) (0.3%)
733	Samsung Electronics Co., Ltd.	335,900

	Mexico (0.7%)
198,992	Fomento Economico Mexicano SAB de CV	761,106

	Netherlands (4.0%)
5,074	Heineken NV	203,859
25,243	Koninklijke KPN NV	364,557
1,118	Koninklijke Vopak NV	52,597
2,918	Reed Elsevier NV, Class A	43,288
59,311	Royal Dutch Shell PLC, Class A	1,747,428
5,434	TNT NV	150,558
70,997	Unilever NV-CVA	1,998,482

		4,560,769

	New Zealand (0.2%)
135,949	Auckland International Airport, Ltd.	178,648

	Norway (0.1%)
16,657	DnB NOR ASA	129,222

	Poland (5.8%)
1,122	Bank BPH SA(a)	32,574
17,082	Bank Handlowy w Warszawie SA	453,118
10,541	Bank Millennium SA	27,907
35,094	Bank Pekao SA	2,533,076
9,499	Bank Zachodni WBK SA	611,662
1,182	BRE Bank SA(a)	155,918
37,049	Polskie Gornictwo Naftowe I Gazownictwo SA	51,095
108,311	Powszechna Kasa Oszczednosci Bank Polski SA	1,985,116

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Shares		Fair Value
COMMON STOCKS — (continued)
	Poland — (continued)
77,337	Telekomunikacja Polska SA	$737,674

		6,588,140

	Portugal (0.7%)
15,543	Energias de Portugal SA	65,231
84,255	Jeronimo Martins SGPS SA	718,565

		783,796

	Russia (1.0%)
18,189	Federal Grid Co., Unified Energy System JSC, GDR(a)(e)	59,114
900,000	Holding MRSK OAO(a)	54,000
3,762	Inter Rao Ues OAO, GDR(a)(e)	15,048
1,251	Kuzbassenergo OJSC, GDR(a)(e)	2,502
6,039	Mosenergo OAO, GDR(a)(e)	17,758
1,951,105	Novorossiysk Commercial Sea Port	224,377
17,316	OGK-1 OAO, GDR(a)(e)	24,277
4,500	OGK-2 OAO, GDR(a)(e)	7,538
7,398	OGK-3 OJSC, GDR(a)(e)	11,685
5,247	OGK-6 OAO, GDR(a)(e)	10,258
100	Open Investments JSC(a)	15,229
16,991	Pharmstandard, GDR(a)(d)	294,794
1,480	Polyus Gold Co., ADR	22,496
900,000	RAO Energy System of East OAO(a)(f)	1,890
31,077	RusHydro, GDR(a)(e)	94,785
436	Silvinit, Pfd	161,320
10,784	Sistema-Hals, GDR(a)(d)	10,784
6,876	TGK-1 OAO, GDR(a)(e)	12,033
288	TGK-14, GDR(a)(e)	864
1,161	TGK-2, GDR(a)(e)	9,869
2,853	TGK-4, GDR(a)(e)	13,694
2,754	TGK-6, GDR(a)(e)	3,167
3,024	TGK-9 OAO, GDR(a)(e)	5,443
92,723	URSA Bank, pfd(f)	38,016
3,006	Volga Territorial Generating Co., GDR(a)	8,185
1,498	Wimm-Bill-Dann Foods OJSC(a)	51,871
3,096	Yenisei Territorial Generating Co., OJSC, GDR(a)(e)	2,786

		1,173,783

	Spain (1.4%)
549	Acciona SA	83,673
20,515	EDP Renovaveis SA(a)	161,445
34,922	Iberdrola Renovables(a)(h)	152,591
2,603	Inditex SA(h)	110,142
48,068	Telefonica SA	1,142,937

		1,650,788

	Sweden (0.7%)
7,137	Getinge AB, Class B	147,105
2,964	Hennes & Mauritz AB, Class B	121,363
919	Modern Times Group AB, Class B	33,106
18,678	Nordea Bank AB	222,995
13,226	Svenska Cellulosa AB, Class B	140,108
17,399	TeliaSonera AB	98,879

		763,556

	Switzerland (7.8%)
18,007	ABB, Ltd.(a)	348,947
1,549	BKW FMB Energie AG	159,646
9,555	Compagnie Financiere Richemont SA	422,173
890	Flughafen Zuerich AG	287,010
5,725	Holcim, Ltd.	419,593
69,195	Nestle SA	2,990,438
1,670	Nobel Biocare Holding AG	55,859
33,018	Novartis AG	1,738,383
11,162	Roche Holding AG	1,747,321
106	SGS SA	124,752
1,668	Swatch Group AG (The)	307,888
4,624	Swiss Reinsurance	256,657
748	Synthes, Inc.	103,480

		8,962,147

	Taiwan (0.0%)
1	Cathay Financial Holding Co. Ltd., GDR(d)	11

	Ukraine (0.3%)
933,947	Raiffeisen Bank Aval(a)	80,049
3,129	Ukrnafta Oil Co.(a)	71,082
1,101,903	Ukrsotsbank JSCB(a)	84,681
33,222	UkrTelecom, GDR(a)	120,153

		355,965

	United Kingdom (11.3%)
3,187	AMEC PLC	36,556
9,022	Anglo American PLC	304,759
21,459	BAE Systems PLC	158,193
12,060	BHP Billiton PLC	273,208
6,410	British American Tobacco PLC	209,496
103,855	Cadbury PLC	1,050,380
18,607	Compass Group PLC	115,400
127,310	Diageo PLC	2,171,830
72,901	GlaxoSmithKline PLC	1,579,224
23,662	Imperial Tobacco Group PLC	759,564
3,893	Intertek Group PLC	58,353
14,139	National Grid PLC	179,467
4,656	Peter Hambro Mining PLC	42,088
20,616	Reckitt Benckiser Group PLC	999,560
6,422	Rio Tinto PLC	403,038
46,154	Rolls-Royce Group PLC(a)	279,459
4,352	Scottish & Southern Energy PLC	110,895
81,992	Smith & Nephew PLC	865,949
204,462	Tesco PLC	1,422,024
591,057	Vodafone Group PLC	1,305,302
4,485	William Hill PLC	18,912
73,485	WM Morrison Supermarkets PLC	341,733
25,437	WPP Group PLC	205,748

		12,891,138

	United States (0.0%)
2,421	Dr Pepper Snapple Group, Inc.(a)	64,105

	Total Common Stocks (Cost $111,501,137)	93,834,206

EXCHANGE TRADED FUNDS (9.2%)
	France (4.0%)
30,450	Lyxor ETF CAC 40 Fund	1,732,272
63,416	Lyxor ETF DJ Euro Stoxx 50 Fund	2,833,646

		4,565,918

	Germany (1.3%)
18,364	iShares DAX Fund (DE)	1,425,005

Continued

BB&T International Equity Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Shares		Fair Value
EXCHANGE TRADED FUNDS — (continued)
	Ireland (2.9%)
77,300	iShares DJ Euro Stoxx 50 Fund	$3,319,091

	Japan (1.0%)
114,400	Nomura TOPIX	1,195,039

	Total Exchange Traded Funds (Cost $12,608,902)	10,505,053

RIGHTS/WARRANTS (0.2%)
	Romania (0.2%)
49,162	BRD-Group Societe Generale, Warrants, Expire 06/30/17(a)(d)	208,513

	Russia (0.0%)
9	Unified Energy System Warrants, Expire 12/31/09(a)(e)	40,638
9	Unified Energy System Warrants, Expire 12/31/09(a)(e)	2,839
9	Unified Energy System Warrants, Expire 12/31/09(a)(e)	—

		43,477

	Total Rights/Warrants (Cost $661,967)	251,990

INVESTMENT COMPANY (4.9%)
	United States (4.9%)
5,639,217	Federated Treasury Obligations Fund, Institutional Shares	$5,639,217

	Total Investment Company (Cost $5,639,217)	5,639,217

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (0.8%)
$911,483	Pool of Various Securities	894,212

	Total Securities Held as Collateral for Securities on Loan (Cost $911,483)	894,212

Total Investments — 97.1% (Cost $131,322,706)		111,124,678
Net Other Assets (Liabilities) — 2.9%		3,290,576

NET ASSETS — 100.0%		$114,415,254

Sector (unaudited)	Percentage of net assets
Consumer Discretionary	5.5%
Consumer Staples	15.5%
Energy	4.0%
Exchange Traded Fund	9.2%
Financials	19.7%
Health Care	10.8%
Industrials	9.4%
Information Technology	1.7%
Investment Company	5.0%
Materials	6.1%
Telecommunication Services	5.0%
Utilities	4.4%

96.3

Forward Foreign Currency Contracts	Delivery Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollar	Fair Value	Unrealized Appreciation/ (Depreciation)

Short
Czech Koruna vs. U.S. Dollar	10/22/2008	10,691,330	$644,755	$614,445	$30,310
Czech Koruna vs. U.S. Dollar	12/09/2008	44,693,335	2,550,151	2,570,947	(20,795)
Euro vs. U.S. Dollar	12/02/2008	1,057,896	1,542,074	1,493,968	48,106
Euro vs. U.S. Dollar	12/08/2008	9,402,456	13,455,440	13,278,914	176,525
Polish Zloty vs. U.S. Dollar	11/19/2008	2,987,267	1,309,574	1,238,311	71,262
Polish Zloty vs. U.S. Dollar	12/09/2008	12,032,094	4,908,696	4,984,855	(76,158)

Total Short Contracts			$24,410,690	$24,181,440	$229,250

Long
Japanese Yen vs. U.S. Dollar	11/10/2008	456,075,018	$4,222,917	$4,315,667	$92,750
Japanese Yen vs. U.S. Dollar	12/19/2008	153,396,023	1,473,750	1,459,551	(14,199)
Japanese Yen vs. U.S. Dollar	12/26/2008	520,283,253	4,965,625	4,956,095	(9,530)

Total Long Contracts			$10,662,292	$10,731,313	$69,021

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
COMMON STOCKS (97.7%)
	Consumer Discretionary (9.1%)
831,000	Comcast Corp., Class A	$16,312,530
812,000	News Corp., Class A	9,735,880
227,500	Yum! Brands, Inc.(g)	7,418,775

		33,467,185

	Consumer Staples (2.3%)
528,970	Smithfield Foods, Inc.(a)(g)(h)	8,400,043

	Energy (16.1%)
171,000	Apache Corp.(g)	17,831,880
328,275	Consol Energy, Inc.(h)	15,064,540
2,000	Nabors Industries, Ltd.(a)	49,840
305,000	Noble Corp.	13,389,500
512,000	Weatherford International, Ltd.(a)(g)	12,871,680

		59,207,440

	Financials (7.2%)
27,200	Markel Corp.(a)	9,560,800
451,500	Wells Fargo & Co.(g)	16,944,795

		26,505,595

	Health Care (20.3%)
682,000	Allscripts Healthcare Solutions, Inc.(a)(h)	8,484,080
10,000	Coventry Health Care, Inc.(a)(h)	325,500
234,000	McKesson Corp.(h)	12,591,540
377,000	Medcath Corp.(a)(h)	6,755,840
322,000	Teva Pharmaceutical Industries, Ltd., ADR(h)	14,744,380
528,000	UnitedHealth Group, Inc.	13,405,920
321,200	Varian Medical Systems, Inc.(a)(g)(h)	18,350,155

		74,657,415

	Industrials (7.6%)
100,000	L-3 Communications Holdings, Inc.	9,832,000
724,800	Spirit Aerosystems Holdings, Inc., Class A(a)	11,647,536
244,000	Trinity Industries, Inc.(g)(h)	6,278,120

		27,757,656

	Information Technology (28.0%)
642,000	ACI Worldwide, Inc.(a)(h)	11,247,841
742,000	Akamai Technologies, Inc.(a)(h)	12,940,480
689,000	Cisco Systems, Inc.(a)	15,543,840
14,000	Corning, Inc.	218,960
835,000	Dell, Inc.(a)	13,760,800
332,000	Digital River, Inc.(a)(h)	10,756,800
548,000	eBay, Inc.(a)(h)	12,264,240
333,000	Harris Corp.	15,384,600
553,000	Symantec Corp.(a)	10,827,740
2,000	Yahoo!, Inc.(a)	34,600

		102,979,901

	Materials (7.1%)
689,000	Nalco Holding Co.(h)	12,774,060
600,000	Sealed Air Corp.(h)	13,194,000

		25,968,060

	Total Common Stocks (Cost $372,291,180)	358,943,295

INVESTMENT COMPANY (3.5%)
12,693,097	Federated Treasury Obligations Fund, Institutional Shares	12,693,097

	Total Investment Company (Cost $12,693,097)	12,693,097

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (9.7%)
$36,397,993	Pool of Various Securities	35,719,567

	Total Securities Held as Collateral for Securities on Loan (Cost $36,397,993)	35,719,567

Total Investments — 110.9% (Cost $421,382,270)		407,355,959
Net Other Assets (Liabilities) — (10.9)%		(39,986,223)

NET ASSETS — 100.0%		$367,369,736

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Equity Income Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
COMMON STOCKS (84.3%)
	Consumer Discretionary (3.9%)
742,000	Pearson PLC, ADR(h)	$8,087,800
192,000	Regal Entertainment Group, Class A(h)	3,029,760

		11,117,560

	Consumer Staples (11.2%)
132,000	Diageo PLC, ADR(h)	9,089,520
177,000	Kimberly-Clark Corp.(h)	11,476,680
160,000	PepsiCo, Inc.	11,403,200

		31,969,400

	Energy (23.8%)
165,000	BP PLC, ADR	8,278,050
118,000	Chevron Corp.	9,732,640
156,000	ConocoPhillips	11,426,999
222,999	Kinder Morgan Management LLC(a)	10,971,553
434,000	Natural Resource Partners, LP(h)	10,993,221
376,000	StatoilHydro ASA, ADR	8,948,800
506,000	Teekay LNG Partners LP	7,944,200

		68,295,463

	Financials (17.3%)
235,000	Allstate Corp. (The)	10,838,200
300,000	Federated Investors, Inc., Class B(h)	8,649,000
430,000	First Industrial Realty Trust, Inc., REIT(h)	12,332,400
300,300	Realty Income Corp., REIT(h)	7,687,680
206,000	U.S. Bancorp(g)	7,420,120
72,000	Weingarten Realty Investors, REIT(h)	2,568,240

		49,495,640

	Health Care (5.6%)
108,500	Abbott Laboratories(g)	6,247,430
528,000	Pfizer, Inc.	9,736,320

		15,983,750

	Industrials (12.6%)
158,000	Boeing Co. (The)	9,061,300
416,000	General Electric Co.	10,608,000
115,000	United Parcel Service, Inc., Class B	7,232,350
294,000	Waste Management, Inc.	9,258,060

		36,159,710

	Information Technology (8.1%)
256,000	Microchip Technology, Inc.(h)	7,534,080
510,000	Nokia Corp., ADR	9,511,500
672,000	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	6,296,640

		23,342,220

	Materials (1.8%)
128,000	E.I. DuPont de Nemours & Co.(h)	5,158,400

	Total Common Stocks (Cost $257,308,441)	241,522,143

INVESTMENT COMPANY (16.4%)
47,049,417	Federated Treasury Obligations Fund, Institutional Shares	47,049,417

	Total Investment Company (Cost $47,049,417)	47,049,417

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (12.6%)
$36,634,946	Pool of Various Securities	36,195,033

	Total Securities Held as Collateral for Securities on Loan (Cost $36,634,946)	36,195,033

Total Investments — 113.3% (Cost $340,992,804)		324,766,593
Net Other Assets (Liabilities) — (13.3)%		(38,113,154)

NET ASSETS — 100.0%		$286,653,439

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Short U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (17.5%)
	Fannie Mae(j) (2.7%)
$1,373,118	3.500%, 4/25/26, Series 2003-65, Class PL	$1,364,371

	Freddie Mac(j) (10.6%)
1,402,571	5.000%, 1/15/17, Series 2596, Class J	1,414,870
1,256,889	4.500%, 5/15/27, Series 2682, Class XJ	1,257,876
429,345	5.000%, 6/15/24, Series 2915, Class KA	431,104
649,649	5.000%, 9/15/26, Series 3018, Class UM	652,090
1,449,895	5.500%, 11/15/25, Series 3312, Class AP	1,477,944

		5,233,884

	Ginnie Mae (4.2%)
2,090,000	4.500%, 4/16/28, Series 2003-97, Class NC	2,094,158

	Total Collateralized Mortgage Obligations (Cost $8,735,236)	8,692,413

MORTGAGE-BACKED SECURITIES (17.8%)
	Fannie Mae(j) (13.9%)
854,903	4.500%, 1/1/10, Pool #254626	863,110
293,818	6.500%, 8/1/13, Pool #251901	305,076
272,037	6.000%, 3/1/16, Pool #253702	278,543
265,427	6.000%, 4/1/16, Pool #535846	271,775
482,054	6.500%, 4/1/16, Pool #253706	501,203
199,965	6.000%, 8/1/16, Pool #545125	204,685
1,213,011	5.000%, 11/1/17, Pool #254510	1,218,519
1,312,699	5.000%, 12/1/17, Pool #254545	1,318,659
1,977,286	4.500%, 3/1/18, Pool #555292	1,948,209

		6,909,779

	Freddie Mac(j) (3.9%)
228,127	5.000%, 12/1/08, Pool #M80714	228,891
1,104,227	4.500%, 1/1/10, Pool #M80792	1,119,802
128,878	6.500%, 5/1/13, Pool #E00548	135,166
442,732	6.000%, 9/1/16, Pool #E01049	453,244

		1,937,103

	Total Mortgage-Backed Securities (Cost $8,845,354)	8,846,882

MUNICIPAL BONDS (3.0%)
	Virginia (3.0%)
1,500,000	Roanoke Industrial Development Authority, VA, Carilion Health System Revenue, Series A2, Callable 11/1/08 @ 100 (FSA), 7.000%, 7/1/36*	1,500,000

	Total Municipal Bonds (Cost $1,500,000)	1,500,000

U.S. GOVERNMENT AGENCIES (48.8%)
	Fannie Mae(j) (12.9%)
2,500,000	3.875%, 2/15/10	2,523,578
2,000,000	6.250%, 2/1/11(h)	2,091,940
1,750,000	4.375%, 3/15/13	1,784,450

		6,399,968

	Federal Farm Credit Bank (9.7%)
1,000,000	4.125%, 4/15/09	1,004,863
1,000,000	5.375%, 7/18/11	1,045,457
2,750,000	4.250%, 7/8/13	2,761,272

		4,811,592

	Federal Home Loan Bank (13.2%)
1,500,000	4.750%, 4/24/09	1,512,840
4,000,000	3.750%, 8/18/09	4,020,084
1,000,000	4.625%, 2/18/11, Series 616(h)	1,026,704

		6,559,628

	Freddie Mac(j) (13.0%)
1,500,000	3.375%, 4/15/09	1,499,744
5,000,000	2.375%, 5/28/10, Series 1(h)	4,937,000

		6,436,744

	Total U.S. Government Agencies (Cost $24,127,239)	24,207,932

U.S. TREASURY NOTES (7.6%)
2,000,000	2.625%, 3/15/09	2,010,624
500,000	4.250%, 10/15/10(h)	523,164
1,150,000	4.125%, 8/31/12	1,212,081

	Total U.S. Treasury Notes (Cost $3,686,820)	3,745,869

Shares
INVESTMENT COMPANY (3.8%)
1,886,270	Federated Treasury Obligations Fund, Institutional Shares	1,886,270

	Total Investment Company (Cost $1,886,270)	1,886,270

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (8.3%)
$4,196,813	Pool of Various Securities	4,107,031

	Total Securities Held as Collateral for Securities on Loan (Cost $4,196,813)	4,107,031

Total Investments — 106.8% (Cost $52,977,732)		52,986,397
Net Other Assets (Liabilities) — (6.8)%		(3,394,824)

NET ASSETS — 100.0%		$49,591,573

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Intermediate U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)
	Freddie Mac(j) (12.3%)
$15,033,948	5.125%, 10/15/15, Series R003, Class AG	$15,168,270

	Total Collateralized Mortgage Obligations (Cost $14,838,219)	15,168,270

CORPORATE BONDS (2.7%)
	Financials (2.7%)
2,000,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	1,650,900
2,000,000	MBNA Corp., 5.000%, 6/15/15	1,629,418

		3,280,318

	Total Corporate Bonds (Cost $3,949,308)	3,280,318

MORTGAGE-BACKED SECURITIES (44.7%)
	Fannie Mae(j) (36.0%)
4,589,322	5.000%, 1/1/18, Pool #650205	4,604,423
3,954,573	4.500%, 3/1/18, Pool #555292	3,896,417
1,542,678	5.500%, 1/1/33, Pool #678321	1,543,905
2,966,884	5.000%, 7/1/33, Pool #724965	2,900,880
937,895	5.000%, 8/1/33, Pool #738751	917,158
761,019	5.000%, 8/1/33, Pool #724365	751,098
780,385	5.000%, 10/1/33, Pool #753298	762,982
2,323,266	6.500%, 11/1/34, Pool #783476	2,379,213
9,820,116	5.500%, 5/1/35, Pool #825530	9,806,446
8,848,707	5.500%, 9/1/35, Pool #835787	8,836,389
7,996,796	5.500%, 8/1/37, Pool #946238	7,920,690

		44,319,601

	Freddie Mac(j) (8.7%)
5,356,966	4.500%, 2/1/18, Pool #E94445	5,271,491
5,530,264	5.500%, 2/1/29, Pool #A18613	5,528,182

		10,799,673

	Total Mortgage-Backed Securities (Cost $55,385,993)	55,119,274

MUNICIPAL BONDS (5.3%)
	Texas (3.3%)
4,000,000	Dallas City, TX, Public Improvements G.O., Callable 2/15/17 @ 100, 5.000%, 2/15/20	4,050,560

	Wisconsin (2.0%)
2,525,000	Wisconsin State, Public Improvements G.O., Series B, Callable 5/1/15 @ 100 (FSA), 5.000%, 5/1/25	2,444,680

	Total Municipal Bonds (Cost $6,781,375)	6,495,240

U.S. GOVERNMENT AGENCIES (30.5%)
	Fannie Mae(j) (14.6%)
3,000,000	4.050%, 2/22/13	3,002,097
6,970,000	5.125%, 1/2/14(h)	6,940,935
8,000,000	4.125%, 4/15/14	7,994,568

		17,937,600

	Freddie Mac(j) (6.2%)
3,000,000	5.875%, 3/21/11	3,119,631
2,500,000	4.000%, 2/5/13	2,466,987
2,000,000	4.875%, 6/13/18	2,027,032

		7,613,650

	Private Export Funding Corp. (9.7%)
2,427,000	7.200%, 1/15/10, Series I	2,546,513
4,350,000	4.974%, 8/15/13	4,478,725
5,000,000	4.550%, 5/15/15	4,971,820

		11,997,058

	Total U.S. Government Agencies (Cost $38,018,481)	37,548,308

Shares
INVESTMENT COMPANY (3.7%)
4,521,695	Federated Treasury Obligations Fund, Institutional Shares	4,521,695

	Total Investment Company (Cost $4,521,695)	4,521,695

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (5.7%)
$7,152,963	Pool of Various Securities	7,057,725

	Total Securities Held as Collateral for Securities on Loan (Cost $7,152,963)	7,057,725

Total Investments — 104.9% (Cost $130,648,034)		129,190,830
Net Other Assets (Liabilities) — (4.9)%		(6,003,028)

NET ASSETS — 100.0%		$123,187,802

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
ASSET BACKED SECURITIES (5.1%)
$2,000,000	American Express Credit Account Master Trust, Series 2004-5, Class A, 2.578%, 4/16/12*(b)	$1,973,169
942,000	Chase Credit Card Master Trust, Series 2003-6, Class A, 2.598%, 2/15/11*(b)	941,303
5,095,000	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4, Class 1A5, STEP, 5.416%, 5/25/33(f)	4,276,566
980,000	Chase Issuance Trust, Series 2006-A5, Class A, 2.508%, 11/15/13*(b)	918,137
1,250,000	Citibank Credit Card Issuance Trust, Series 2007-A1, Class A1, 3.194%, 3/22/12*(b)	1,218,495
3,547,181	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB5, Class AF2, STEP, 4.831%, 8/25/35(f)	3,455,484
1,410,000	MBNA Credit Card Master Note Trust, Series 2001-A5, Class A5, 2.698%, 3/15/11*(b)	1,409,015
2,154,000	MBNA Credit Card Master Note Trust, Series 2002-A5, Class A5, 2.668%, 10/17/11*(b)	2,141,598
2,820,000	MBNA Credit Card Master Note Trust, Series 2002-A8, Class A8, 2.941%, 12/15/11*(b)	2,794,816
700,000	MBNA Credit Card Master Note Trust, Series 2003-A12, Class A12, 2.598%, 5/16/11*(b)	698,861
2,820,000	MBNA Credit Card Master Note Trust, Series 2003-A8, Class A8, 2.678%, 12/17/12*(b)	2,750,826

	Total Asset Backed Securities (Cost $23,741,728)	22,578,270

COMMERCIAL MORTGAGE-BACKED SECURITIES (4.8%)
3,300,000	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.936%, 2/10/51*	2,820,258
7,138,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A3, 5.607%, 10/15/48	6,526,750
4,400,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/40*	3,725,922
2,600,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46*	2,394,893
6,300,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 6.100%, 2/15/51*	5,685,590

	Total Commercial Mortgage-Backed Securities (Cost $23,495,430)	21,153,413

CORPORATE BONDS (19.7%)
	Consumer Discretionary (1.1%)
2,110,000	Historic TW, Inc., 9.125%, 1/15/13	2,215,483
2,864,000	Time Warner, Inc., 5.875%, 11/15/16	2,517,112

		4,732,595

	Consumer Staples (1.4%)
1,835,000	Coca-Cola Co. (The), 5.350%, 11/15/17	1,814,059
4,460,000	CVS Caremark Corp., 4.875%, 9/15/14	4,172,147

		5,986,206

	Energy (0.5%)
2,276,000	Peabody Energy Corp., Series B, 6.875%, 3/15/13	2,196,340

	Financials (8.8%)
2,680,000	American International Group, Inc., MTN, Series G, 5.850%, 1/16/18	1,345,218
2,600,000	Bank of America Corp., 5.125%, 11/15/14	2,338,716
2,042,000	Bank of America Corp., 5.750%, 12/1/17	1,731,591
4,160,000	Bear Stearns Cos., Inc. LLC (The), 7.250%, 2/1/18	4,003,480
455,000	Citigroup, Inc., 6.125%, 5/15/18	376,742
2,355,000	ERP Operating LP, 5.125%, 3/15/16(h)	1,972,555
3,459,000	GATX Financial Corp., 5.125%, 4/15/10	3,486,036
7,210,000	General Electric Capital Corp., 5.625%, 5/1/18	6,094,440
334,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/12	301,015
2,380,000	Goldman Sachs Group, Inc. (The), 6.125%, 2/15/33	1,717,429
6,388,000	Morgan Stanley, MTN, Series F, 6.625%, 4/1/18	4,227,521
6,985,000	Prudential Financial, Inc., MTN, Series B, 5.100%, 9/20/14	6,344,790
1,430,000	Prudential Financial, Inc., MTN, Series D, 6.625%, 12/1/37	1,200,615
4,455,000	Wells Fargo & Co., 5.625%, 12/11/17	4,094,337

		39,234,485

	Health Care (1.0%)
2,167,000	Cardinal Health, Inc., 4.000%, 6/15/15	1,866,704
2,940,000	Laboratory Corp. of America Holdings, 5.625%, 12/15/15	2,703,577

		4,570,281

	Industrials (2.4%)
3,593,000	Allied Waste North America, Inc., 6.875%, 6/1/17	3,341,490
4,393,000	Corrections Corp. of America, 6.250%, 3/15/13	4,107,455
3,350,000	Goodrich (BF) Corp., 6.290%, 7/1/16	3,317,220

		10,766,165

	Information Technology (3.0%)
2,237,000	Cisco Systems, Inc., 5.500%, 2/22/16(h)	2,149,585
2,340,000	Hewlett-Packard Co., 6.500%, 7/1/12	2,460,262
540,000	Hewlett-Packard Co., 5.400%, 3/1/17(h)	508,272
2,185,000	International Business Machines Corp., 5.700%, 9/14/17	2,116,562
3,956,000	Oracle Corp., 5.250%, 1/15/16	3,724,467
1,311,000	Oracle Corp., 5.750%, 4/15/18	1,217,270
1,150,000	Xerox Corp., 6.350%, 5/15/18	1,051,216

		13,227,634

	Telecommunication Services (0.8%)
3,930,000	AT&T, Inc., 6.400%, 5/15/38	3,298,135

	Utilities (0.7%)
1,470,000	Duke Energy Corp., 6.250%, 6/15/18	1,390,649
1,909,000	Ohio Power Co., Series K, 6.000%, 6/1/16	1,821,492

		3,212,141

	Total Corporate Bonds (Cost $97,253,780)	87,223,982

MORTGAGE-BACKED SECURITIES (46.2%)
	Fannie Mae(j) (20.6%)
76,840	6.000%, 10/1/13, Pool #252061	78,653
161,192	5.500%, 4/1/18, Pool #685496	163,788
2,149,727	4.500%, 6/1/19, Pool #780349	2,111,396

Continued

BB&T Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae(j) — (continued)
$246,972	5.000%, 8/1/20, Pool #832058	$246,241
421,402	5.000%, 8/1/20, Pool #838787	420,155
994,106	5.500%, 11/1/20, Pool #843972	1,004,833
988,110	5.500%, 12/1/20, Pool #831138	998,773
857,015	5.500%, 5/1/21, Pool #895628	866,262
517,733	5.500%, 6/1/21, Pool #831526	522,673
127,021	5.000%, 5/1/22, Pool #256716	126,261
1,479,117	6.000%, 7/1/22, Pool #944967	1,508,168
1,312,721	5.000%, 9/1/25, Pool #255892	1,289,889
3,503,262	5.500%, 2/1/27, Pool #256600	3,510,975
625,120	6.500%, 1/1/35, Pool #809198	643,560
4,761,190	5.500%, 3/1/35, Pool #787561	4,754,563
4,028,935	5.500%, 4/1/35, Pool #822982	4,025,844
346,517	6.000%, 4/1/35, Pool #735503	352,623
727,221	7.000%, 6/1/35, Pool #830686	760,344
482,228	7.000%, 6/1/35, Pool #255820	504,193
2,137,419	5.500%, 10/1/35, Pool #817568	2,134,443
1,052,548	5.500%, 2/1/36, Pool #831295	1,051,082
1,682,305	5.500%, 2/1/36, Pool #256101	1,679,964
1,430,330	6.500%, 3/1/36, Pool #866062	1,468,275
1,636,215	6.000%, 6/1/36, Pool #886959	1,659,170
1,244,322	6.500%, 7/1/36, Pool #885493	1,277,333
564,851	5.500%, 12/1/36, Pool #922224	563,800
8,520,016	5.500%, 1/1/37, Pool #256552	8,504,162
9,228,128	5.500%, 3/1/37, Pool #888221	9,210,957
2,457,534	6.000%, 4/1/37, Pool #914725	2,491,873
3,498,788	6.000%, 4/1/37, Pool #256674	3,547,676
3,857,403	6.000%, 7/1/37, Pool #256800	3,911,303
4,215,598	6.000%, 7/1/37, Pool #936855	4,274,503
1,352,881	6.000%, 9/1/37, Pool #955005	1,371,785
5,954,854	5.000%, 3/1/38, Pool #929182	5,806,209
4,516,761	5.500%, 3/1/38, Pool #969064	4,507,651
6,894,806	5.000%, 5/1/38, Pool #981481	6,722,698
2,319,801	5.500%, 7/1/38, Pool #934323	2,315,122
5,280,001	5.500%, 7/1/38, Pool #889685	5,269,351

		91,656,551

	Freddie Mac(j) (25.6%)
1,072,650	6.000%, 10/1/19, Pool #G11679	1,092,357
2,167,374	5.000%, 5/1/20, Pool #B19275	2,157,175
341,793	5.500%, 3/1/21, Pool #J01432	344,947
2,519,114	5.500%, 10/1/21, Pool #G12425	2,539,212
1,238,420	5.000%, 12/1/21, Pool #J04025	1,229,883
2,111,703	5.000%, 7/1/25, Pool #C90908	2,080,896
1,890,825	4.500%, 6/1/35, Pool #G01842	1,791,628
4,206,413	5.500%, 6/1/35, Pool #A35148	4,190,041
2,693,807	5.500%, 7/1/35, Pool #A36540	2,683,322
1,036,129	6.000%, 7/1/35, Pool #A36304	1,050,341
1,022,526	5.500%, 8/1/35, Pool #A36652	1,018,546
1,552,118	5.000%, 9/1/35, Pool #A37961	1,514,344
809,242	5.500%, 9/1/35, Pool #G08080	806,092
3,810,573	5.101%, 12/1/35, Pool #847603*	3,869,912
1,208,606	5.500%, 12/1/35, Pool #A40359	1,203,902
1,632,418	5.000%, 3/1/36, Pool #G08115	1,592,690
3,186,938	5.500%, 4/1/36, Pool #A44445	3,173,041
1,556,647	6.500%, 5/1/36, Pool #A48509	1,598,150
571,892	5.000%, 7/1/36, Pool #G02291	557,616
4,425,129	6.000%, 9/1/36, Pool #A52325	4,483,754
5,315,422	5.500%, 12/1/36, Pool #A80368	5,292,242
4,741,889	5.875%, 12/1/36, Pool #1J1390*	4,828,952
3,449,544	6.000%, 4/1/37, Pool #A58853	3,495,244
13,328,002	5.000%, 7/1/37, Pool #G03050	12,991,142
4,799,381	6.000%, 8/1/37, Pool #A64067	4,862,964
5,208,207	5.500%, 9/1/37, Pool #G03202	5,184,682
5,743,472	5.733%, 9/1/37, Pool #1Q0319*	5,783,985
2,588,686	5.500%, 1/1/38, Pool #A71523	2,576,992
4,724,509	6.000%, 2/1/38, Pool #G04051	4,787,100
4,537,730	6.000%, 3/1/38, Pool #G04123	4,597,846
2,973,159	5.211%, 4/1/38, Pool #783255*	3,022,202
5,280,001	5.500%, 6/1/38, Pool #A77678	5,256,151
2,875,226	5.500%, 7/1/38, Pool #A79017	2,862,239
9,000,000	6.000%, 10/15/38(c)	9,109,692

		113,629,282

	Total Mortgage-Backed Securities (Cost $204,244,887)	205,285,833

MUNICIPAL BONDS (13.0%)
	Iowa (1.5%)
7,050,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Series E, Taxable (AMBAC, GTD STD LNS), 0.000%, 12/1/31*(f)(i)	6,697,500

	Maryland (2.2%)
3,635,000	Maryland State, Capital Improvements G.O., Series A, 5.250%, 2/15/13	3,914,968
3,815,000	Maryland State, Refunding G.O., 5.000%, 2/1/11	4,006,818
1,530,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series A, 5.250%, 3/1/16	1,658,841

		9,580,627

	Michigan (0.8%)
3,570,000	Michigan Municipal Bond Authority, Refunding School Loan Revenue Bonds (FSA-CR, FGIC), 5.222%, 6/1/14	3,577,033

	Minnesota (0.8%)
3,130,000	Minnesota State, Public Improvements G.O., 5.000%, 8/1/16	3,341,431

	New Jersey (1.5%)
7,100,000	Higher Education Student Assistance Authority, NJ, Student Loan Revenue, Series A (MBIA, GTD STD LNS), 3.378%, 6/1/36*(f)(i)	6,887,000

	New York (1.3%)
2,770,000	New York City Transitional Finance Authority, NY, Public Improvements Revenue Bonds, Series D, Taxable, OID, 4.800%, 2/1/13	2,767,784
2,830,000	New York, NY, Cash Flow Management G.O., Sub Series C-4, Taxable, 5.250%, 8/15/14	2,900,920

		5,668,704

	North Carolina (1.8%)
7,570,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/14	8,122,156

	Pennsylvania (2.0%)
4,000,000	Commonwealth of Pennsylvania, Public Improvements G.O., First Series, 5.000%, 5/15/15	4,266,560

Continued

BB&T Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Pennsylvania — (continued)
$4,255,000	Commonwealth of Pennsylvania, Public Improvements G.O., Second Series A, 5.000%, 8/1/13	$4,536,894

		8,803,454

	Virginia (1.1%)
2,565,000	Fairfax County, VA, Public Improvements G.O., Series A (State Aid Withholding), 5.000%, 4/1/17	2,724,594
2,195,000	Virginia Public Building Authority Revenue, VA, Public Improvements, Series C, 5.000%, 8/1/15	2,343,031

		5,067,625

	Total Municipal Bonds (Cost $59,554,160)	57,745,530

U.S. GOVERNMENT AGENCIES (9.1%)
	Fannie Mae(j) (5.3%)
13,200,000	4.875%, 5/18/12(b)	13,709,784
9,620,000	3.875%, 7/12/13(h)	9,596,104

		23,305,888

	Federal Home Loan Bank (2.0%)
4,590,000	3.625%, 12/17/10(b)	4,611,293
4,185,000	5.250%, 9/13/13(b)	4,374,455

		8,985,748

	Freddie Mac(j) (1.8%)
7,560,000	5.750%, 1/15/12(b)	8,071,857

	Total U.S. Government Agencies (Cost $39,749,513)	40,363,493

U.S. TREASURY NOTES (1.1%)
678,000	5.500%, 8/15/28(b)	772,231
4,135,000	4.500%, 5/15/38(b)(h)	4,268,743

	Total U.S. Treasury Notes (Cost $4,946,263)	5,040,974

FOREIGN GOVERNMENT BONDS (0.5%)
	Brazil (0.5%)
2,465,000	Brazilian Government International Bond, 6.000%, 1/17/17	2,378,725

	Total Foreign Government Bonds (Cost $2,508,584)	2,378,725

Shares
INVESTMENT COMPANY (2.1%)
9,080,747	Federated Treasury Obligations Fund, Institutional Shares	9,080,747

	Total Investment Company (Cost $9,080,747)	9,080,747

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (3.3%)
$15,365,456	Pool of Various Securities	14,843,452

	Total Securities Held as Collateral for Securities on Loan (Cost $15,365,456)	14,843,452

Total Investments — 104.9% (Cost $479,940,548)		465,694,419
Net Other Assets (Liabilities) — (4.9)%		(21,780,735)

NET ASSETS — 100.0%		$443,913,684

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS (94.1%)
	Kentucky (94.1%)
$345,000	Boone County, KY, School District Finance Corp. Revenue, Callable 8/1/15 @ 100 (XLCA), OID, 4.000%, 8/1/17	$329,102
225,000	Bullitt County, KY, School District Finance Corp., Bullitt County School Building Revenue, Callable 3/1/18 @ 100, OID, 4.750%, 3/1/22	211,095
475,000	Campbell & Kenton Counties, KY, Santation District No. 1, Sewer Improvements Revenue, Callable 8/1/17 @ 100 (MBIA), 5.000%, 8/1/25	454,632
300,000	Christian County, KY, Jennie Stuart Medical Center Revenue (Assured Guaranty), 5.250%, 2/1/18	296,214
110,000	Grayson County, KY, Public Properties Corp., Judicial Center Project Public Improvement Revenue (CIFG), 4.375%, 9/1/17	108,940
400,000	Jefferson County, KY, First Mortgage Christian Church Homes Revenue, Callable 11/6/08 @ 100, OID, 6.125%, 11/15/18	400,048
100,000	Kenton County, KY, Public Properties Corp., First Mortgage Court Facilities Project Refunding Revenue (AMBAC), 4.125%, 3/1/16	99,272
30,000	Kentucky Area Development Districts Financing, KY, City of Ewing Trust Lease Program Revenue , Series E, Callable 6/1/10 @ 102 (Wachovia Bank N.A.), 5.400%, 6/1/14	31,107
250,000	Kentucky Area Development Districts, KY, Trust Lease Acquisition Program Certificate of Participation, Series M, Callable 11/6/08 @ 100, 4.300%, 8/1/09	250,965
800,000	Kentucky Area Development Districts, KY, Trust Lease Acquisition Program Certificate of Participation, Series M, Callable 11/6/08 @ 100, 4.000%, 11/1/09	800,936
500,000	Kentucky Asset/Liability Commission, Project Notes-Federal Highway Transit Revenue, First Series (MBIA), 4.500%, 9/1/17	500,710
500,000	Kentucky Asset/Liability Commission, Project Notes-First Series Revenue (MBIA), 5.000%, 5/1/13	524,805
480,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue (FGIC), 5.000%, 10/1/15	504,216
635,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue, Series B, Callable 10/01/17 @ 100, 5.000%, 10/1/21	626,523
510,000	Kentucky Economic Development Finance Authority, Catholic Health Initiatives Revenue, Series A, Prerefunded 6/1/10 @ 101, OID, 5.750%, 12/1/15	541,426
500,000	Kentucky Housing Corp. Refunding Revenue, Series F, Callable 7/1/13 @ 100, 4.850%, 1/1/24	464,745
200,000	Kentucky State Property & Buildings Commission, Project No. 66 Revenue, Series A, Prerefunded 5/1/10 @ 100 (MBIA), OID, 5.500%, 5/1/15	209,186
170,000	Kentucky State Property & Buildings Commission, Project No. 69 Refunding Revenue, Series A (FSA), 5.250%, 8/1/10	177,325
540,000	Kentucky State Property & Buildings Commission, Project No. 69 Refunding Revenue, Series A (FSA), 5.500%, 8/1/11	574,387
400,000	Kentucky State Property & Buildings Commission, Project No. 71 Public Improvements Revenue, Escrowed To Maturity, 5.500%, 8/1/11	427,124
250,000	Kentucky State Property & Buildings Commission, Project No. 72 Revenue, Prerefunded 10/1/11 @ 100 (MBIA), 5.375%, 10/1/14	266,780
500,000	Kentucky State Property & Buildings Commission, Project No. 72 Revenue, Prerefunded 10/1/11 @ 100 (MBIA), 5.375%, 10/1/15	533,560
200,000	Kentucky State Property & Buildings Commission, Project No. 73 Road Funding Revenue, 5.250%, 11/1/11	210,886
150,000	Kentucky State Property & Buildings Commission, Project No. 74 Revenue, Prerefunded 2/1/12 @ 100 (FSA), 5.375%, 2/1/14	160,386
430,000	Kentucky State Property & Buildings Commission, Project No. 76 Refunding Revenue (AMBAC), 5.500%, 8/1/21	438,626
500,000	Kentucky State Property & Buildings Commission, Project No. 81 Revenue, Callable 11/1/13 @ 100 (AMBAC), 5.000%, 11/1/16	515,865
500,000	Kentucky State Property & Buildings Commission, Project No. 83 Refunding Revenue (AMBAC), 5.000%, 10/1/19	507,400
230,000	Kentucky Turnpike Authority Revenue, Series B (AMBAC), 5.000%, 7/1/15	242,089
250,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/12	268,338
195,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/15	210,947
450,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series B, Callable 7/1/15 @ 100 (AMBAC), 5.000%, 7/1/19	459,004
260,000	Knott County, KY, Recreational Facilities Improvements Youth & Recreation Center Project G.O., 5.000%, 9/1/12	265,083
70,000	Larue County, KY, School District Finance Corp., Larue County School Building Revenue (MBIA), 4.250%, 7/1/15	70,486
430,000	Laurel County, KY, Judicial Center Public Properties Corp. Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	385,254
150,000	Louisville & Jefferson County, KY, Metropolitan Government G.O., Series A, 4.000%, 11/1/13	153,857

Continued

BB&T Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$500,000	Louisville & Jefferson County, KY, Metropolitan Government Jewish Hospital St. Mary’s Healthcare Refunding Revenue, Callable 2/1/13 @ 100, 6.000%, 2/1/22	$498,135
815,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Improvements Revenue, Series A, Callable 11/15/11 @ 101 (MBIA), OID, 5.000%, 5/15/36	745,546
430,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/6/08 @ 101 (FGIC), 5.500%, 5/15/09	435,289
350,000	Louisville, KY, Parking Authority Revenue, Callable 1/1/09 @ 100, 7.500%, 7/1/09	363,542
585,000	Owensboro-Daviess County, KY, Regional Water Resource Agency Refunding & Improvements Revenue, Series A (XLCA), 4.000%, 1/1/16	569,152
375,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/14	372,596
275,000	Warren County, KY, School District Finance Corp., Warren County School Building Revenue (FSA), 4.000%, 4/1/17	262,284

	Total Municipal Bonds (Cost $15,817,111)	15,467,863

Shares
INVESTMENT COMPANY (4.3%)
709,720	Federated Tax-Free Obligations Fund, Institutional Service Class	709,720

	Total Investment Company (Cost $709,720)	709,720

Total Investments — 98.4% (Cost $16,526,831)		16,177,583
Net Other Assets (Liabilities) — 1.6%		256,418

NET ASSETS — 100.0%		$16,434,001

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS (94.2%)
	District of Columbia (3.1%)
$285,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (MBIA), 5.000%, 7/1/12	$297,246
180,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (MBIA), 5.000%, 1/1/14	187,834

		485,080

	Maryland (91.1%)
400,000	Anne Arundel County, MD, G.O., Prerefunded 3/1/12 @ 100, 5.375%, 3/1/13	428,492
545,000	Baltimore County, MD, Construction & Public Improvements Refunding G.O., 5.000%, 2/1/16	582,006
500,000	Baltimore County, MD, Oak Crest Village, Inc. Facilities Refunding Revenue, Series A, Callable 1/1/17 @ 100, 5.000%, 1/1/22	455,540
215,000	Baltimore County, MD, Shelter Elder Care, Series A, Prerefunded 11/1/09 @ 102, OID, 7.375%, 11/1/21	229,749
85,000	Baltimore, MD, Water Project, Unrefunded Revenue, Series A (FGIC), OID, 5.000%, 7/1/24	80,040
45,000	Frederick County, MD, Public Facilities Improvements G.O., 5.000%, 12/1/15	48,292
500,000	Frederick County, MD, Public Facilities Improvements G.O., 5.000%, 6/1/16	533,225
55,000	Frederick County, MD, Public Facilities Refunding G.O., 5.000%, 8/1/14	58,878
180,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Medical Center Revenue, Callable 11/10/08 @ 101 (FSA), OID, 5.125%, 7/1/33	168,151
400,000	Maryland Health & Higher Educational Facilities Authority, Carrol County General Hospital Revenue, Callable 7/1/12 @ 100, 6.000%, 7/1/16	407,744
500,000	Maryland Health & Higher Educational Facilities Authority, Doctors Community Hospital Revenue, Series A, Callable 7/1/17 @ 100, 5.000%, 7/1/20	452,530
65,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.125%, 7/1/12	69,388
515,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.000%, 7/1/27	512,796
35,000	Maryland Health & Higher Educational Facilities Authority, Howard County General Hospital Refunding Revenue, Callable 11/10/08 @ 100, OID, 5.500%, 7/1/13	36,221
385,000	Maryland Health & Higher Educational Facilities Authority, MD Institutional College of Art Revenue, OID, 4.375%, 6/1/13	373,631
300,000	Maryland Health & Higher Educational Facilities Authority, Mercy Ridge Revenue, Series A, Prerefunded 4/1/13 @ 101, 6.000%, 4/1/35	330,660
100,000	Maryland Health & Higher Educational Facilities Authority, North Arundel Hospital Revenue, Prerefunded 7/1/10 @ 101, OID, 6.500%, 7/1/31	$107,645
500,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	454,435
500,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Revenue, Prerefunded 7/1/11 @ 100, 5.750%, 7/1/21	533,175
165,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, 5.000%, 7/1/12	171,666
250,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Prerefunded 7/1/12 @ 100, 5.750%, 7/1/17	269,972
500,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Series F, 5.000%, 7/1/15	512,480
110,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical, Prerefunded 7/1/11 @ 100, OID, 5.250%, 7/1/34	115,862
400,000	Maryland Health & Higher Educational Facilities Authority, Washington County Hospital Revenue, 5.000%, 1/1/17	373,976
225,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, 5.250%, 12/15/17	242,215
500,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, Second Issue, 4.000%, 9/1/17	491,880
270,000	Maryland State Economic Development Corp., Lutheran World Relief Refugee Refunding Revenue, Callable 4/1/17 @ 100, 5.250%, 4/1/19	255,393
150,000	Maryland State Transportation Authority Grant & Revenue Anticipate, MD Transit Improvements Revenue, 5.000%, 3/1/16	159,246
500,000	Maryland State Transportation Authority, MD Transportation Facility Projects Revenue, Callable 7/1/14 @ 100 (FSA), 5.000%, 7/1/15	529,655
395,000	Maryland State, State & Local Facilities Loan Cash Flow Management G.O., Second Series, 5.000%, 8/1/11	417,258
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.500%, 3/1/12	538,535
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/1/16	534,125
300,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/15/16	320,532

Continued

BB&T Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., Second Series, Callable 7/15/18 @ 100, 5.000%, 7/15/23	$501,115
250,000	Maryland Water Quality Financing Administration, Revolving Loan Fund Sewer Improvements Revenue, 5.000%, 3/1/18	257,950
170,000	Montgomery County, MD, Construction & Public Improvement G.O., Prerefunded 2/1/11 @ 101, OID, 4.750%, 2/1/16	178,745
445,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 5/1/15	476,724
700,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/15	750,435
370,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/17	392,585
250,000	Prince Georges County, MD, Construction & Public Improvements G.O., 5.000%, 10/1/14	267,907
175,000	Prince Georges County, MD, Construction & Public Improvements Refunding G.O. (FSA), 5.500%, 5/15/09	178,643
145,000	Prince Georges County, MD, Construction & Public Improvements Refunding G.O., Series B, Callable 7/15/17 @ 100, 5.000%, 7/15/23	144,240
150,000	University System of Maryland, Auxiliary Facilities & Tuition Refunding Revenue, Series A, 5.000%, 4/1/15	160,107
275,000	Washington Suburban Sanitation District, MD, Sewer Disposal Refunding G.O., 5.000%, 6/1/12	292,517
100,000	Washington Suburban Sanitation District, MD, Water Supply Refunding G.O., Prerefunded 6/1/11 @ 100, OID, 4.700%, 6/1/18	104,517

		14,500,878

	Total Municipal Bonds (Cost $15,381,327)	14,985,958

Shares
INVESTMENT COMPANY (6.9%)
1,100,389	Federated Maryland Municipal Cash Trust	1,100,389

	Total Investment Company (Cost $1,100,389)	1,100,389

Total Investments — 101.1% (Cost $16,481,716)		16,086,347
Net Other Assets (Liabilities) — (1.1)%		(170,167)

NET ASSETS — 100.0%		$15,916,180

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS (96.1%)
	North Carolina (96.1%)
$1,000,000	Alamance County, NC, School Improvements G.O., Callable 2/1/16 @ 100, 5.000%, 2/1/19	$1,035,120
360,000	Albemarle, NC, Healthcare Facilities Refunding Revenue, OID, 4.500%, 10/1/11	359,302
265,000	Albemarle, NC, Hospital Authority Revenue, OID, 4.500%, 10/1/12	260,670
1,150,000	Bladen County, NC, School Improvements G.O., Prerefunded 5/1/10 @ 101.50 (FSA), 5.600%, 5/1/13	1,221,726
1,065,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/18	1,040,601
775,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/19	744,883
800,000	Caldwell County, NC, Public Improvements G.O., Series A, Callable 11/6/08 @ 102, OID, 4.700%, 6/1/12	816,592
1,000,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	955,590
500,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/27	475,365
1,010,000	Charlotte, NC, Refunding G.O., Series B, 5.000%, 6/1/15	1,084,265
1,000,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	991,730
1,960,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Revenue, Series A, Prerefunded 1/15/15 @ 100, OID, 5.000%, 1/15/45	2,071,975
2,710,000	Cumberland County, NC, Refunding G.O. (MBIA), 5.000%, 5/1/13	2,894,632
2,205,000	Cumberland County, NC, Refunding G.O. (MBIA), 5.000%, 5/1/14	2,361,379
1,000,000	Durham, NC, Refunding G.O., 5.000%, 2/1/13	1,067,320
1,000,000	Durham, NC, Refunding G.O., 5.000%, 4/1/15	1,072,730
1,000,000	Durham, NC, Water & Sewer Utilities System Revenue, Callable 6/1/11 @ 101, 5.000%, 6/1/12	1,054,400
1,000,000	Gastonia, NC, Combined Utilities Systems Refunding Revenue (MBIA), 5.000%, 5/1/10	1,030,430
400,000	Goldsboro, NC, Sewer Improvements G.O., Callable 11/6/08 @ 102, 4.250%, 6/1/13	408,220
1,455,000	Greenville, NC, Greenville Enterprise Systems Refunding Revenue (FSA), 5.500%, 9/1/10	1,526,848
1,000,000	Guilford County, NC, Public Improvements G.O., Series B, 5.000%, 10/1/09	1,028,320
2,075,000	Guilford County, NC, Public Improvements G.O., Series B, Prerefunded 10/1/10 @ 102, OID, 5.250%, 10/1/15	2,221,038
1,325,000	Harnett County, NC, School Improvements Certificate of Participation, Series A, Callable 12/1/17 @ 100 (FSA), 5.000%, 12/1/21	1,304,330
1,000,000	High Point, NC, High Point Combined Enterprise Systems Revenue, Callable 11/1/18 @ 100 (FSA), 5.000%, 11/1/26	970,990
1,180,000	Iredell County Public Facilities Corp., NC, School Projects Revenue, Prerefunded 6/1/10 @ 101 (AMBAC), 6.000%, 6/1/14	1,258,104
895,000	Iredell County, NC, School Projects Certificate of Participation (FSA), 5.250%, 6/1/17	934,523
770,000	Iredell County, NC, School Projects Certificate of Participation (FSA), 5.000%, 6/1/18	780,857
1,070,000	Johnston County Finance Corp., NC, School & Museum Projects Revenue, Prerefunded 8/1/09 @ 101 (FSA), 5.500%, 8/1/10	1,108,777
1,000,000	Johnston County, NC, Public Improvements G.O., Callable 2/1/17 @ 100 (FGIC), 5.000%, 2/1/24	997,810
1,000,000	Johnston County, NC, School Improvements G.O., Prerefunded 3/1/10 @ 101 (FGIC), 5.500%, 3/1/12	1,051,750
1,545,000	Johnston Memorial Hospital Authority Revenue (FSA FHA), 5.000%, 10/1/16	1,588,075
1,000,000	Lincoln County, NC, Correctional Facilities Improvements, Certificate of Participation (FSA), 4.000%, 6/1/10	1,020,160
200,000	Lincolnton, NC, Lincolnton Enterprise Systems Refunding Revenue (XLCA), 4.000%, 5/1/12	197,002
600,000	Lumberton, NC, Sewer Improvements G.O., Callable 11/6/08 @ 101, 4.750%, 2/1/10	606,792
1,500,000	Mecklenburg County, NC, School Improvements G.O., Series C, Callable 10/6/08 @ 100, 7.480%, 2/1/17*	1,500,000
25,000	Mooresville, NC, Enterprise Systems Revenue (FGIC), 4.000%, 5/1/13	25,062
590,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/13	614,220
1,495,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/16	1,543,573
1,000,000	New Hanover County, NC, New Hanover Regional Medical Center Project Revenue, Callable 10/1/09 @ 101 (MBIA), 5.250%, 10/1/12	1,028,150
795,000	New Hanover County, NC, Refunding G.O., Callable 11/1/13 @ 100, 5.000%, 11/1/14	846,397
375,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, 4.250%, 10/1/15	342,337
175,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, OID, 4.000%, 10/1/12	166,649
235,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, OID, 4.125%, 10/1/13	221,180
295,000	North Carolina Capital Facilities Finance Agency, Brevard College Corp. Refunding Revenue, OID, 4.125%, 10/1/14	272,860
1,135,000	North Carolina Capital Facilities Finance Agency, Duke University Project Refunding Revenue, Series A, Prerefunded 10/1/11 @ 100, OID, 5.125%, 10/1/26	1,203,770
670,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, 5.000%, 6/1/16	641,257

Continued

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,230,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, 5.000%, 6/1/17	$1,165,363
1,305,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/19	1,194,466
575,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, Callable 6/1/18 @ 100, OID, 5.375%, 6/1/21	527,585
570,000	North Carolina Capital Facilities Finance Agency, Meredith College Refunding Revenue, OID, 4.250%, 6/1/14	538,393
1,555,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, 5.000%, 1/1/14	1,559,152
2,410,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	2,342,014
1,450,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Callable 1/1/18 @ 100 (Assured Guaranty), 5.250%, 1/1/19	1,470,039
750,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, OID, 5.000%, 1/1/17	779,580
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Prerefunded 1/1/22 @ 100, OID, 4.500%, 1/1/24	964,450
2,290,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, OID, 6.400%, 1/1/21	2,602,448
150,000	North Carolina Infrastructure Finance Corporation, Correctional Facilities Series A Certificate of Participation, 5.000%, 2/1/12	157,285
180,000	North Carolina Medical Care Commission, Arbor Acres Unlimited Refunding Revenue, 4.500%, 1/1/17	167,720
515,000	North Carolina Medical Care Commission, Carolina Medicorp Project Revenue, Callable 11/6/08 @ 100, OID, 5.250%, 5/1/09	515,989
1,000,000	North Carolina Medical Care Commission, NC, First Mortgage Deerfield Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	896,550
2,000,000	North Carolina Medical Care Commission, NC, First Mortgage Givens Estates Revenue, Series A, Prerefunded 7/1/13 @ 101, OID, 6.500%, 7/1/32	2,266,160
2,000,000	North Carolina Medical Care Commission, NC, Health Care Facilities Revenue, University Eastern Carolina, Series C1, Callable 10/6/08 @ 100 (AMBAC), 8.000%, 12/1/36*	2,000,000
2,310,000	North Carolina Medical Care Commission, NC, Health Care Housing ARC Projects Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	2,203,948
1,725,000	North Carolina Medical Care Commission, NC, Health Care Housing ARC Projects Revenue, Series A, Callable 10/1/14 @ 101 (HUD Section 8), 5.500%, 10/1/24	1,547,049
1,875,000	North Carolina Medical Care Commission, NC, Novant Health Obligation Group Refunding Revenue, Group A, Callable 11/1/13 @ 100, 5.000%, 11/1/14	1,938,637
750,000	North Carolina Medical Care Commission, NC, Stanly Memorial Hospital Project Refunding Revenue (AMBAC), OID, 5.450%, 10/1/08	750,052
1,000,000	North Carolina Medical Care Commission, NC, Stanly Memorial Hospital Project Revenue, Callable 10/1/09 @ 101, OID, 6.250%, 10/1/19	1,004,840
335,000	North Carolina Medical Care Commission, Pitt County Hospital Refunding Revenue, Series A, Prerefunded 12/1/08 @ 101, 5.250%, 12/1/13	339,583
1,115,000	North Carolina Medical Care Commission, Wilson Medical Center Refunding Revenue, 5.000%, 11/1/17	1,091,306
2,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, 5.250%, 1/1/13	2,087,200
1,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, 5.250%, 1/1/17	1,033,040
105,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Revenue, OID, 5.000%, 1/1/20	107,629
1,000,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/12	1,025,860
1,350,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/14	1,371,627
500,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/15	503,040
1,000,000	North Carolina State, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,056,390
1,385,000	North Carolina State, G.O., Series A, 5.000%, 6/1/12	1,474,208
2,900,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,108,510
1,030,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (MBIA), 5.000%, 3/1/16	1,078,678
1,080,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (MBIA), 5.000%, 3/1/17	1,120,522
1,000,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements, Callable 3/1/17 @ 100 (MBIA), 5.000%, 3/1/18	1,024,120
195,000	Onslow County, NC, School Project, Certificate of Participation, Callable 6/1/16 @ 100 (XLCA), 5.000%, 6/1/18	195,911
360,000	Onslow Water & Sewer Authority, NC, Combined Enterprise System Revenue, Series A (MBIA), 5.000%, 6/1/17	372,283
330,000	Onslow Water & Sewer Authority, NC, Combined Enterprise System Revenue, Series A (MBIA), 5.000%, 6/1/18	337,729

Continued

BB&T North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,040,000	Pasquotank County, NC, Refunding Certificate of Participation (MBIA), 5.250%, 6/1/18	$1,079,468
1,280,000	Piedmont Triad Airport Authority, NC, Refunding Revenue, Series A, Prerefunded 7/1/09 @ 101 (FSA), 6.375%, 7/1/16	1,331,520
2,440,000	Pitt County, NC, Pitt County Memorial Hospital Project Refunding Revenue, Callable 11/6/08 @ 100, OID, 5.500%, 12/1/15	2,546,823
1,000,000	Randolph County, NC, Public Improvements Certificate of Participation, Prerefunded 6/1/09 @ 101 (FSA), OID, 5.300%, 6/1/13	1,029,830
1,955,000	Rockingham County, NC, Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	2,021,333
160,000	Surry County, NC, Northern Hospital District Revenue, 4.000%, 10/1/10	159,149
1,085,000	Surry County, NC, Northern Hospital District Revenue, Callable 4/1/18 @ 100, OID, 5.500%, 10/1/21	1,001,477
210,000	Surry County, NC, Northern Hospital District Revenue, OID, 4.000%, 10/1/11	205,813
600,000	Thomasville, NC, Thomasville Enterprise Systems Revenue, Series B, Callable 11/6/08 @ 102 (FSA), OID, 5.100%, 6/1/17	612,948
1,050,000	Union County, NC, School Improvements G.O., Series D (MBIA), 5.000%, 3/1/14	1,125,337
5,000,000	Union County, NC, School Improvements G.O., Series D, Callable 3/1/17 @ 100 (MBIA), 5.000%, 3/1/19	5,196,150
315,000	University of North Carolina at Wilmington, Student Housing Projects Certificate of Participation (Assured Guaranty), 4.250%, 6/1/18	301,118
225,000	University of North Carolina at Wilmington, Student Housing Projects Certificate of Participation, Callable 6/1/18 @ 100 (Assured Guaranty), 5.000%, 6/1/23	215,284
400,000	University of North Carolina System College Improvements Revenue, Series A (AMBAC), 5.000%, 4/1/14	419,380
3,000,000	Wake County, NC, Public Improvements G.O., 5.000%, 3/1/12	3,184,920
1,310,000	Wake County, NC, Public Improvements G.O., Callable 11/6/08 @ 102, OID, 4.600%, 3/1/13	1,337,497
1,900,000	Wake County, NC, School Improvements G.O., Callable 5/1/15 @ 100, 5.000%, 5/1/21	1,916,891
1,000,000	Wake County, NC, School Improvements G.O., Prerefunded 2/1/10 @ 100.50, 5.300%, 2/1/11	1,042,081
1,000,000	Wake County, NC, Wake County Hospital Revenue (MBIA), OID, 5.125%, 10/1/13	1,075,410
1,495,000	Winston-Salem, NC, Certificate of Participation, Series C, Prerefunded 6/1/11 @ 100, 5.250%, 6/1/15	1,582,308
1,305,000	Winston-Salem, NC, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,345,938
1,000,000	Winston-Salem, NC, Water & Sewer Systems Refunding Revenue, Callable 6/1/15 @ 100, 5.000%, 6/1/20	1,014,650

	Total Municipal Bonds (Cost $121,259,798)	119,612,442

Shares
INVESTMENT COMPANY (2.3%)
2,910,160	BlackRock North Carolina Municipal Money Market Portfolio, Institutional Class	2,910,160

	Total Investment Company (Cost $2,910,160)	2,910,160

Total Investments — 98.4% (Cost $124,169,958)		122,522,602
Net Other Assets (Liabilities) — 1.6%		2,007,787

NET ASSETS — 100.0%		$124,530,389

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS (93.0%)
	South Carolina (93.0%)
$95,000	Berkeley County, SC, Water & Sewer Systems Improvements Revenue, Prerefunded 6/1/13 @ 100 (MBIA), OID, 4.750%, 6/1/28	$100,364
180,000	Cayce, SC, Waterworks & Sewer Revenue Refunding & Improvements Revenue, Series A (XLCA), 4.250%, 7/1/13	181,998
225,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/16	236,151
185,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/17	192,691
75,000	Charleston County, SC, Hospital Facilities Revenue Care Alliance Health Series B1 (FSA), 5.000%, 8/15/15	76,938
500,000	Charleston County, SC, Hospital Facilities Revenue Care Alliance Health Series B1 (FSA), 5.000%, 8/15/16	508,105
430,000	Charleston County, SC, Solid Waste Refunding Revenue (AMBAC), 5.000%, 3/1/09	434,730
65,000	Charleston, SC, Refunding & Capital Improvements Revenue, 5.125%, 1/1/12	68,854
415,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.250%, 4/1/12	418,967
485,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.500%, 4/1/17	473,054
15,000	College of Charleston, SC, Higher Education Facilities Revenue, Series C (XLCA), 4.500%, 4/1/14	15,094
275,000	Dorchester County, SC, Waterworks Revenue (MBIA), 5.000%, 10/1/15	288,195
125,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.250%, 4/1/17	117,990
630,000	Florence County, SC, McLeod Regional Medical Center Project Refunding Revenue, Series A, Callable 11/6/08 @ 102 (MBIA), 5.250%, 11/1/11	643,539
100,000	Florence, SC, New Public Housing Authority Revenue, Callable 2/1/09 @ 100 (U.S. Government Guaranteed), 5.750%, 8/1/10	104,873
440,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, 5.000%, 12/1/12	450,639
335,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, Callable 12/1/16 @ 100, 5.250%, 12/1/18	333,801
260,000	Georgetown County School District, SC, Refunding G.O., Series B, Callable 3/1/12 @ 102 (FSA, SCSDE), 5.000%, 3/1/16	270,299
275,000	Georgetown County School District, SC, School Improvements G.O., Prerefunded 3/1/11 @ 100 (SCSDE), 5.750%, 3/1/13	293,197
380,000	Greenville, SC, Waterworks Revenue, Callable 2/1/13 @ 100, 5.250%, 2/1/19	393,467
480,000	Horry County School District, SC, School Improvements G.O., Series A (SCSDE), 5.000%, 3/1/11	503,928
250,000	Horry County School District, SC, School Improvements G.O., Series A, Callable 3/1/12 @ 100 (SCSDE), 5.375%, 3/1/15	261,625
305,000	Kershaw County, SC, Facilities Improvements G.O., Series A, Callable 11/6/08 @ 100 (FSA, State Aid Withholding), 4.000%, 4/1/13	305,116
475,000	Lancaster County, SC, Edenmoor Improvements District, Special Assessment, Series A, Callable 12/1/16 @ 101, 5.750%, 12/1/37(f)	334,813
495,000	Laurens County School District No. 55, SC, Refunding Revenue, Callable 12/1/15 @ 100, 5.250%, 12/1/24	432,704
265,000	Lexington County, SC, Health Services District Income Hospital Refunding & Improvements Revenue, Prerefunded 11/1/13 @ 100, OID, 5.500%, 11/1/32	285,394
600,000	Lexington County, SC, Health Services District Income Hospital Refunding Revenue, 5.000%, 11/1/15	596,652
200,000	Lexington One School Facilities Corp., SC, Lexington County School District No. 1 Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/26	180,910
15,000	Medical University Hospital Authority, SC, FHA-Insured Refunding Revenue, Series A, Callable 8/15/14 @ 100 (MBIA FHA 242), 5.250%, 2/15/22	14,675
500,000	Medical University Hospital Authority, SC, Refunding Revenue, Series A, 6.000%, 8/15/12	548,610
250,000	Medical University of South Carolina, Hospital Facilities Revenue, Prerefunded 7/1/09 @ 101, OID, 5.700%, 7/1/12	258,678
20,000	Myrtle Beach, SC, Public Improvements G.O., Series A (Assured Guaranty), 5.000%, 3/1/17	21,139
115,000	Myrtle Beach, SC, Public Improvements G.O., Series A (Assured Guaranty), 5.000%, 3/1/18	120,533
420,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue (MBIA), OID, 5.375%, 1/1/25	433,238
500,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3, 5.000%, 1/1/16	498,460
460,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	466,776
400,000	Richland County, SC, Environmental Improvements Refunding Revenue, Series A, 4.600%, 9/1/12	380,412
310,000	Richland County, SC, School District No. 2, School Improvements G.O., Series A, Callable 4/1/13 @ 102 (SCSDE), 5.000%, 4/1/17	318,689
305,000	Richland County, SC, School District No. 2, School Improvements G.O., Series B, Callable 5/1/17 @ 100 (MBIA, SCSDE), 5.000%, 5/1/20	309,453
50,000	Richland-Lexington Airport District, SC, Columbia Metropolitan Airport Revenue, Series A, Callable 1/1/11 @ 101 (FSA), OID, 4.875%, 1/1/17	50,422

Continued

BB&T South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$425,000	Scago Educational Facilities Corp. for Colleton School District, SC, Pickens County Project Revenue (FSA), 5.000%, 12/1/14	$445,804
500,000	Scago Educational Facilities Corp. for Colleton School District, SC, Pickens County Project Revenue, Callable 12/1/16 @ 100 (FSA), 5.000%, 12/1/23	475,950
380,000	Scago Educational Facilities Corp. for Colleton School District, SC, School Improvements Revenue (Assured Guaranty), 5.000%, 12/1/15	390,268
205,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, SC, Wofford College Project Revenue, 4.000%, 4/1/15	200,463
190,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, SC, Wofford College Project Revenue, 4.000%, 4/1/16	182,079
525,000	South Carolina Jobs-Economic Development Authority, Anderson Area Medical Center Revenue, Callable 2/1/09 @ 101 (FSA), 5.500%, 2/1/11	534,082
500,000	South Carolina Jobs-Economic Development Authority, Kershaw County Medical Center Project Revenue, OID, 5.000%, 9/15/18	467,390
200,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement- Palmetto Health Facilities Revenue, Series C, 6.000%, 8/1/12	208,076
500,000	South Carolina State Public Service Authority Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/23	483,145
555,000	South Carolina State Public Service Authority Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/26	527,250
150,000	South Carolina State Public Service Authority, Electricity Lights & Power Improvements Revenue, Series A, Callable 1/1/10 @ 101 (MBIA), 5.500%, 1/1/11	155,373
150,000	South Carolina State Public Service Authority, Electricity Lights & Power Refunding & Improvements Revenue, Series A, Callable 1/1/12 @ 101 (FSA), 5.250%, 1/1/17	153,483
220,000	South Carolina Transportation Infrastructure Bank, Highway Improvements Revenue, Series A, Callable 10/1/13 @ 100 (AMBAC), 5.000%, 10/1/14	228,270
425,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A (XLCA), 5.000%, 10/1/15	439,654
250,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A, Callable 10/1/16 @ 100 (XLCA), 5.000%, 10/1/22	236,038
525,000	Spartanburg County School District No. 5, SC, School Improvements G.O. (SCSDE), 5.250%, 5/1/10	547,386
250,000	Spartanburg County, SC, Regional Health Services District Refunding Revenue, Series D (Assured Guaranty), 4.250%, 4/15/16	243,865
100,000	Sumter, SC, Waterworks & Sewer System Improvements Revenue, Callable 12/1/17 @ 100 (XLCA), 5.000%, 12/1/27	91,349
500,000	York County, SC, Rock Hill School District No. 3, G.O., Series A, Callable 3/1/09 @ 101 (SCSDE), OID, 5.000%, 3/1/12	508,820
510,000	York County, SC, School District No. 3, G.O., Callable 3/1/17 @ 100 (FSA, SCSDE), 5.000%, 3/1/22	500,065
405,000	York County, SC, School District No. 4, Fort Mill G.O., Callable 3/1/14 @ 100 (SCSDE), 5.000%, 3/1/34	382,725

	Total Municipal Bonds (Cost $19,946,354)	19,326,708

Shares
INVESTMENT COMPANY (3.8%)
793,285	Federated Tax-Free Obligations Fund,
	Institutional Service Class	793,285

	Total Investment Company (Cost $793,285)	793,285

Total Investments — 96.8% (Cost $20,739,639)		20,119,993
Net Other Assets (Liabilities) — 3.2%		659,792

NET ASSETS — 100.0%		$20,779,785

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS (94.9%)
	District of Columbia (2.0%)
$1,615,000	Washington Metropolitan Area Transit Authority, Refunding Revenue (FGIC), 6.000%, 7/1/09	$1,650,466

	Virginia (92.9%)
1,000,000	Alexandria, VA, Construction & Public Improvements G.O., 5.000%, 1/1/13	1,066,070
1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	1,070,710
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,020,800
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington Health System Revenue, 5.500%, 7/1/10	1,035,040
1,000,000	Arlington County, VA, Public Improvements G.O., 5.000%, 1/15/15	1,070,990
1,000,000	Arlington County, VA, Public Improvements G.O., Prerefunded 6/1/09 @ 100 (State Aid Withholding), 5.125%, 6/1/11	1,019,030
1,095,000	Arlington County, VA, Refunding & Improvements G.O., Callable 5/15/14 @ 100, 5.000%, 5/15/15	1,163,788
2,500,000	Chesterfield County, VA, Industrial Development Authority, Electric & Power Co. Revenue, Callable 11/6/08 @ 100.50, 5.500%, 10/1/09	2,506,775
2,325,000	Chesterfield County, VA, Refunding Public Improvements G.O., 5.000%, 1/1/14	2,488,587
1,000,000	Fairfax County, VA, Economic Development Authority, Parking Facility Improvements, Vienna II Metrorail Revenue, 1st Series, Prerefunded 9/1/09 @ 102, OID, 5.250%, 9/1/10	1,045,740
1,000,000	Hampton Roads Regional Jail Authority Refunding Revenue, Callable 7/1/14 @ 100 (MBIA), 5.250%, 7/1/22	1,000,900
1,390,000	Henrico County, VA, Economic Development Authority, Virginia United Methodist Refunding Revenue, Series A, Prerefunded 6/1/12 @100, OID, 6.700%, 6/1/27	1,547,918
1,000,000	Henrico County, VA, Water & Sewer Refunding Revenue, Callable 5/1/09 @ 102, 5.250%, 5/1/11	1,032,600
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B, 5.000%, 12/1/14	1,077,190
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B, 5.000%, 12/1/15	1,075,620
2,040,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/16	2,186,309
1,000,000	Loudoun County, VA, Sanitation Authority, Water Utility Improvements Revenue (FSA), 5.750%, 1/1/11	1,063,020
1,465,000	Montgomery County, VA, Industrial Development Authority Revenue, 5.000%, 2/1/18	1,477,628
2,500,000	New River Valley Regional Jail Authority, Grant Anticipation Notes Correctional Facility Improvements Revenue, Callable 4/1/10 @ 100, 4.000%, 4/1/11	2,510,500
1,650,000	Newport News Economic Development Authority, Public Improvements Revenue, Series A, Callable 1/15/16 @ 100, 5.250%, 1/15/25	1,616,274
1,105,000	Newport News, VA, Refunding G.O., Series B, (State Aid Withholding), 5.000%, 2/1/15	1,181,753
1,000,000	Newport News, VA, Refunding Public Improvements-Water G.O., Series B, 5.250%, 7/1/21	1,024,230
1,000,000	Newport News, VA, School Improvements G.O., Series A, Prerefunded 5/1/10 @ 102, OID, 5.500%, 5/1/13	1,065,470
1,030,000	Norfolk, VA, Water Utility Improvements Refunding Revenue, Callable 11/6/08 @ 101 (FSA), 5.125%, 11/1/11	1,042,030
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	975,140
400,000	Northern Virginia Transportation District Commission, VA, Commuter Rail Refunding Revenue, Virginia Railway Express Project, Callable 11/6/08 @ 102 (FSA), 5.375%, 7/1/14	408,652
1,065,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 3/1/11 @ 102 (MBIA, State Aid Withholding), 5.625%, 3/1/15	1,124,140
1,000,000	Prince William County, VA, Industrial Development Authority Potomac Hospital Corporation Revenue, Callable 10/1/13 @ 102, 5.500%, 10/1/18	1,002,590
825,000	Prince William County, VA, Service Authority, Water & Sewer Systems Refunding Revenue, Callable 7/1/13 @ 102, 5.000%, 7/1/14	882,717
1,320,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (FGIC), 5.250%, 7/15/16	1,370,477
2,000,000	Roanoke Industrial Development Authority, VA, Carilion Health System Revenue, Series A2, Callable 11/1/08 @ 100 (FSA), 7.000%, 7/1/36*	2,000,000
1,000,000	Spotsylvania County, VA, Public Improvements G.O., Callable 1/15/16 @ 100 (FSA), 5.000%, 1/15/17	1,052,820
2,925,000	Spotsylvania County, VA, Refunding G.O. (FSA), 5.500%, 7/15/12	3,162,715
375,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program B Revenue (CIFG), OID, 4.250%, 8/1/15	364,335
195,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), 4.000%, 8/1/15	191,207
330,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/17	314,101

Continued

BB&T Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$600,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/18	$560,226
335,000	Stafford County, VA, Economic Development Authority, Public Facilities Projects Revenue (Assured Guaranty), OID, 4.000%, 4/1/17	321,784
745,000	Stafford County, VA, Economic Development Authority, Public Facilities Projects Revenue (Assured Guaranty), OID, 4.250%, 4/1/18	717,055
1,300,000	Suffolk, VA, Refunding Public Improvements Refunding G.O., Series A (MBIA), 5.000%, 2/1/16	1,360,320
2,445,000	Suffolk, VA, Refunding Public Improvements Refunding G.O., Series A (MBIA), 5.000%, 2/1/17	2,540,086
300,000	Tobacco Settlement Financing Corp. Revenue, VA, Prerefunded 6/1/15 @ 100, OID, 5.625%, 6/1/37	326,040
2,500,000	Virginia Beach, VA, Public Improvements G.O., Prerefunded 3/1/10 @ 101 (State Aid Withholding), OID, 5.250%, 3/1/11	2,620,350
1,610,000	Virginia College Building Authority, 21st Century College & Equipment Program Revenue, Series B, Callable 2/1/17 @ 100, 5.000%, 2/1/18	1,670,439
2,000,000	Virginia College Building Authority, 21st Century College Program Refunding Revenue, Series B, 5.250%, 2/1/13	2,145,480
1,000,000	Virginia College Building Authority, Hampton University Project Revenue, 5.500%, 4/1/10	1,037,810
830,000	Virginia College Building Authority, Public Higher Education Financing Program Refunding Revenue, Series B (State Aid Withholding), 4.250%, 9/1/17	827,535
1,000,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/15 @ 100, 5.000%, 9/1/22	994,010
280,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/16 @ 100 (State Aid Withholding), OID, 3.500%, 9/1/25	212,766
475,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Prerefunded 9/1/11 @ 100, 5.000%, 9/1/19	501,572
1,525,000	Virginia Commonwealth, Public Improvements G.O., Series B, 5.000%, 6/1/17	1,620,206
1,370,000	Virginia Commonwealth, Refunding G.O., Series B, 5.000%, 6/1/14	1,470,914
2,240,000	Virginia Public Building Authority, VA, Public Facilities Refunding Revenue, Series A, 5.000%, 8/1/11	2,358,720
1,070,000	Virginia Public Building Authority, VA, Virginia Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100 (MBIA), 5.000%, 8/1/18	1,112,147
105,000	Virginia Public School Authority, Refunding School Financing 1997 Revenue, Series D (State Aid Withholding), 5.250%, 2/1/12	111,810
2,500,000	Virginia Public School Authority, School Financing 1997 Resolution Revenue, Series B, Callable 8/1/17 @100 (MBIA), 5.000%, 8/1/26	2,425,200
1,000,000	Virginia Public School Authority, Unrefunded Balance Refunding School Financing Revenue, Series I, 5.250%, 8/1/10	1,045,470
1,000,000	Virginia Resources Authority, State Revolving Fund Refunding Revenue, 5.500%, 10/1/17	1,093,090
805,000	Virginia Resources Authority, State Revolving Fund Revenue, 5.250%, 10/1/15	874,633
1,010,000	Virginia State Resources Authority, Clean Water State Revolving Fund Revenue, Callable 10/1/17 @ 100, 4.750%, 10/1/24	961,035
400,000	Watkins Centre Community Development Authority, VA, Transit Improvements Revenue, Callable 3/1/15 @ 100, OID, 5.400%, 3/1/20	348,796
1,000,000	Western Virginia Regional Jail Authority, Aniticipation Notes Correctional Facility Improvements Revenue, Callable 12/1/08 @ 100, 4.125%, 12/1/09	1,001,930

		75,497,290

	Total Municipal Bonds (Cost $77,384,006)	77,147,756

Shares
INVESTMENT COMPANY (2.0%)
1,644,243	BlackRock Virginia Municipal Money Market Portfolio, Institutional Class	1,644,243

	Total Investment Company (Cost $1,644,243)	1,644,243

Total Investments — 96.9% (Cost $79,028,249)		78,791,999
Net Other Assets (Liabilities) — 3.1%		2,522,228

NET ASSETS — 100.0%		$81,314,227

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS (97.0%)
	West Virginia (97.0%)
$1,250,000	Berkeley County Board of Education, WV, School Improvements G.O., Callable 5/1/12 @ 101 (FGIC), 5.000%, 5/1/16	$1,284,400
690,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 10/1/13 @ 100, OID, 4.600%, 10/1/15	655,845
720,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 10/1/13 @ 100, OID, 4.700%, 10/1/16	679,104
670,000	Braxton County, WV, Board of Education Public Schools G.O., Callable 5/1/18 @ 100 (FSA), 5.000%, 5/1/23	651,716
500,000	Brooke, Pleasants, Tyler & Wetzel Counties, WV, Housing Revenue, 7.400%, 8/15/10	543,055
1,800,000	Cabell County, WV, Board of Education School Improvements G.O. (MBIA), 5.000%, 5/1/16	1,884,312
465,000	Cabell, Putnam & Wayne Counties, WV, State Housing Revenue (FGIC), 7.375%, 4/1/11	511,337
1,030,000	Charleston, WV, Urban Renewal Authority, Public Improvements Lease Revenue, Callable 12/15/09 @ 103 (FSA), 5.250%, 12/15/18	1,061,116
1,860,000	Clarksburg, WV, Water Refunding Revenue, Callable 9/1/12 @ 101 (FGIC), 5.250%, 9/1/19	1,884,440
1,000,000	Fairmont State College, WV, University & College Improvements Revenue, Series A, Callable 6/1/13 @ 100 (FGIC), 5.250%, 6/1/22	955,760
665,000	Fairmont State College, WV, University & College Improvements Revenue, Series B, Callable 6/1/13 @ 100 (FGIC), 5.000%, 6/1/32	592,222
680,000	Fairmont, WV, Waterworks Refunding Revenue, Callable 11/6/08 @ 101 (MBIA), OID, 5.375%, 7/1/13	687,827
1,455,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series A, Callable 6/1/18 @ 100, 6.500%, 6/1/23	1,371,628
545,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series B, OID, 5.500%, 6/1/13	531,190
235,000	Huntington, WV, Sewer Refunding Revenue, Series A, Callable 11/1/11 @ 100, 4.600%, 11/1/12	236,064
335,000	Huntington, WV, Sewer Refunding Revenue, Series A, Callable 11/1/11 @ 100, 4.600%, 11/1/13	334,538
275,000	Huntington, WV, Sewer Refunding Revenue, Series A, Callable 11/1/11 @ 100, 4.700%, 11/1/14	274,098
690,000	Logan County, WV, 1st Mortgage-Logan County Health Revenue, 8.000%, 12/1/16	856,069
1,395,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, 5.350%, 6/1/17	1,331,555
685,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 12/1/08 @ 101.5 (MBIA-IBC), OID, 5.000%, 6/1/13	699,529
1,115,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, Callable 6/1/17 @ 100, 5.625%, 6/1/22	1,022,667
1,190,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (FGIC), 5.000%, 9/1/14	1,222,261
1,330,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (FGIC), 5.000%, 9/1/15	1,360,617
1,100,000	Pleasants County, WV, Industrial Development, Monongahela Power Co. Refunding Revenue, Series C, Callable 11/6/08 @ 100 (AMBAC), 6.150%, 5/1/15	1,102,486
1,000,000	Shepherd University Board of Governors, WV, Shepherd University Wellness Center Project Revenue, Callable 12/1/17 @100 (MBIA), 5.000%, 6/1/22	952,320
565,000	West Virginia Commissioner of Highways, Surface Transportation Improvements Revenue, Series A (FSA), 4.500%, 9/1/09	576,080
1,360,000	West Virginia Commissioner of Highways, Surface Transportation Improvements Revenue, Series A (FSA), 5.000%, 9/1/14	1,437,330
550,000	West Virginia Economic Development Authority, Berkeley Co. Development Authority Refunding Revenue, OID, 4.700%, 2/1/17	508,354
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A (MBIA), 5.500%, 6/1/12	2,124,620
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (MBIA), 5.500%, 6/1/15	1,050,840
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (MBIA), 5.500%, 6/1/18	1,031,010
1,040,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (MBIA), 5.500%, 6/1/19	1,066,125
450,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease Revenue, 4.750%, 11/1/11	469,386
240,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, 4.250%, 6/1/12	245,002
340,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, Callable 6/1/15 @ 100, 4.750%, 6/1/21	316,516
1,250,000	West Virginia Economic Development Authority, State Office Building Lease Revenue, Series A, Callable 10/1/11 @ 101, 5.000%, 10/1/15	1,291,700

Continued

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$820,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B (FGIC), 5.000%, 4/1/14	$857,261
2,230,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (FGIC), 5.000%, 4/1/23	2,145,416
330,000	West Virginia Housing Development Fund, Marion Unity Apartments Project Refunding Revenue, Series A, Callable 7/1/11 @ 100, 5.400%, 1/1/16	313,622
2,000,000	West Virginia School Building Authority Excess, WV, Lottery Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,888,200
1,500,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (FGIC), 5.000%, 7/1/15	1,566,690
2,100,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (FGIC), 5.000%, 7/1/16	2,181,165
1,960,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (FGIC), 5.000%, 7/1/18	1,991,811
1,615,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (FGIC), 5.000%, 7/1/19	1,619,425
1,000,000	West Virginia School Building Authority, Capital Improvements Revenue (MBIA), 5.000%, 1/1/09	1,006,050
275,000	West Virginia School Building Authority, Capital Improvements Revenue (MBIA), 5.250%, 1/1/14	292,061
1,020,000	West Virginia School Building Authority, Capital Improvements Revenue (MBIA), 5.250%, 7/1/14	1,086,494
1,300,000	West Virginia School Building Authority, WV, Excess Lottery Revenue, 5.000%, 7/1/18	1,338,350
1,395,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A (AMBAC), 5.250%, 7/1/10	1,441,997
170,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital Revenue, Series A, Callable 2/15/14 @ 100 (FSA), 5.250%, 2/15/18	172,091
640,000	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Inc. Revenue, Series A, OID, 6.500%, 9/1/16	726,266
450,000	West Virginia State Hospital Finance Authority, Charleston Medical Center Revenue, Prerefunded 9/1/10 @ 101, OID, 6.750%, 9/1/30	488,272
800,000	West Virginia State Hospital Finance Authority, Department of Health & Human Resource Refunding Revenue, Callable 11/6/08 @ 100 (FSA), 5.000%, 8/1/09	801,544
1,200,000	West Virginia State Hospital Finance Authority, Linked Bears & Bulls Refunding Revenue, Callable 11/6/08 @ 100 (MBIA), 6.100%, 1/1/18	1,219,224
1,000,000	West Virginia State Hospital Finance Authority, West Virginia United Health System Refunding Revenue, Series E, Callable 12/1/18 @ 100, OID, 5.375%, 6/1/28	901,630
1,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (FGIC), 5.000%, 5/15/10	1,030,860
1,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (FGIC), 5.250%, 5/15/12	1,053,060
700,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (FGIC), 5.250%, 5/15/17	735,819
360,000	West Virginia University, Projects Refunding Revenue, Series B, Callable 10/1/14 @ 100 (FGIC), 5.000%, 10/1/21	352,591
1,485,000	West Virginia University, Projects Revenue, Series A (MBIA), 5.500%, 4/1/11	1,562,532
1,500,000	West Virginia University, Projects Revenue, Series A (MBIA), 5.250%, 4/1/28	1,411,065
955,000	West Virginia Water Development Authority, Infrastructure Jobs Refunding Revenue, Series A, Callable 10/1/16 @ 100 (FSA), 5.000%, 10/1/26	912,426
900,000	West Virginia Water Development Authority, Infrastructure Jobs Revenue, Series A, Callable 10/1/16 @ 100 (FSA), 4.750%, 10/1/23	842,130
1,000,000	West Virginia Water Development Authority, Loan Program II Revenue, Series A, Prerefunded 11/1/09 @ 102 (AMBAC), 5.500%, 11/1/18	1,053,240
500,000	West Virginia, State Infrastructure Refunding G.O. (FGIC), 5.000%, 11/1/10	521,260
1,040,000	West Virginia, State Road Highway Improvements G.O. (FSA), 5.500%, 6/1/10	1,087,632
2,380,000	West Virginia, State Road Highway Improvements G.O. (FSA), 5.500%, 6/1/11	2,532,249
300,000	West Virginia, State Road Highway Improvements G.O., Prerefunded 6/1/09 @ 101, 5.750%, 6/1/13	309,840
280,000	West Virginia, State Road Refunding G.O. (FGIC), 5.000%, 6/1/12	294,974
2,090,000	West Virginia, State Road Refunding G.O. (FGIC), 5.000%, 6/1/15	2,195,817

	Total Municipal Bonds (Cost $72,148,468)	70,736,183

Continued

BB&T West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Shares		Fair Value
INVESTMENT COMPANY (2.1%)
1,543,752	Federated Tax-Free Obligations Fund, Institutional Service Class	$1,543,752

	Total Investment Company (Cost $1,543,752)	1,543,752

Total Investments — 99.1% (Cost $73,692,220)		72,279,935
Net Other Assets (Liabilities) — 0.9%		686,773

NET ASSETS — 100.0%		$72,966,708

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T National Tax-Free Money Market Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Amortized Cost
MUNICIPAL BONDS (94.3%)
	Alaska (1.5%)
$2,200,000	Valdez, AK, Marine Terminal Refunding Revenue, Exxon Pipeline Co. Project A, 3.900%, 10/1/08*	$2,200,000

	Arizona (9.0%)
3,225,000	Arizona Health Facilities Authority Revenue, La Loma Village, AZ (Sovereign Bank FSB), 8.010%, 10/2/08*	3,225,000
1,700,000	Arizona State Board of Regents, AZ, Arizona State University System Refunding Revenue, Series A (Lloyds TSB Bank Plc), 7.950%, 10/1/08*	1,700,000
3,000,000	Arizona State Board of Regents, AZ, Arizona State University System Refunding Revenue, Series B (Lloyds TSB Bank Plc), 7.870%, 10/1/08*	3,000,000
3,335,000	Phoenix Industrial Development Authority Revenue, AZ, South Western College Phoenix (Comercia Bank), 8.300%, 10/2/08*	3,335,000
1,935,000	Salt River Project Agricultural Improvements & Power District Electric System, AZ, Puttable Revenue, Series 2045, 4.950%, 10/2/08*(d)	1,935,000
400,000	Yavapai County, AZ, Industrial Development Authority Hospital Facilities Revenue, Yavapai Regional Medical Center, Series B (FSA), 8.400%, 10/2/08*	400,000

		13,595,000

	Colorado (1.1%)
1,600,000	Thornton, CO, Kroger Co. Industrial Development Refunding Revenue (U.S. Bank N.A.), 8.060%, 10/2/08*	1,600,000

	Florida (8.6%)
4,385,000	Miami, FL, Health Facilities Authority Refunding Revenue, Mercy Hospital Project (NationsBank N.A.), 7.920%, 10/1/08*	4,385,000
1,500,000	Orange County, FL, Industrial Development Authority Revenue, Catholic Diocese Project (Suntrust Bank), 7.900%, 10/1/08*	1,500,000
4,125,000	Polk County, FL, Industrial Development Authority Refunding Revenue, Winter Haven Hospital Project, Series A (Suntrust Bank), 5.500%, 10/1/08*	4,125,000
3,070,000	Volusia County, FL, Educational Facility Authority Revenue, Bethune Cookman College Project (Suntrust Bank), 7.900%, 10/1/08*	3,070,000

		13,080,000

	Georgia (7.3%)
800,000	Dougherty County, GA, Development Authority Revenue, Deerfield-Windsor School Project (Regions Bank), 8.010%, 10/2/08*	800,000
1,700,000	Fulton County, GA, Development Authority Refunding Revenue, 5.000%, 10/15/08*	1,700,000
5,000,000	Fulton County, GA, School District Construction Sale Tax G.O. Limited Notes, Cash Flow Management, 3.000%, 12/31/08	5,009,146
525,000	Gainesville Redevelopment Authority Revenue, Brenau University Inc., Project (Suntrust Bank, Atlanta), 7.900%, 10/1/08*	525,000
3,000,000	Newnan, GA, Housing Authority Revenue, Summit Point Apartments Project (Columbus Bank & Trust), 8.060%, 10/2/08*	3,000,000

		11,034,146

	Illinois (14.7%)
815,248	ABN AMRO Chicago Corp. Leasetops Master Trust 1, Revenue, Series 1997-1, 7.330%, 10/2/08*(d)	815,248
6,150,000	Chicago Board of Education, IL, School Improvements G.O., Series B (FSA), 7.250%, 10/2/08*	6,150,000
5,000,000	Chicago School Finance Authority, IL, School Financing Refunding G.O., Series B (FSA), 5.000%, 6/1/09	5,101,356
1,075,000	Cook County, IL, Capital Improvements G.O., Series E, 7.750%, 10/2/08*	1,075,000
5,000,000	Illinois Financial Authority Revenue, Bradley University, Series A (Northern Trust Company), 10.000%, 10/2/08*	5,000,000
4,000,000	Illinois Health Facilities Authority Refunding Revenue, Rehabilitation Institute Chicago Project (Bank of America N.A.), 7.980%, 10/2/08*	4,000,000
141,000	Western Springs, IL, Timber Trails Project Special Assessment (LaSalle Bank N.A.), 7.520%, 10/1/08*	141,000

		22,282,604

	Maine (3.3%)
5,000,000	Finance Authority of Maine Revenue, Mt. Desert (Citizens Bank NH), 8.300%, 10/2/08*	5,000,000

	Massachusetts (1.3%)
2,000,000	Massachusetts Health & Educational Facilities Authority Revenue, Cape Cod Healthcare, Series D (Assured Guaranty), 8.100%, 10/2/08*	2,000,000

	Mississippi (2.3%)
3,500,000	Mississippi Business Finance Corp., Mississippi Revenue Gulfport Promenade Project (Regions Bank), 8.210%, 10/2/08*	3,500,000

	Missouri (2.0%)
3,000,000	Missouri State Health & Educational Facilities Authority Revenue, MO, Dialsis Clinic, Inc. Project (Suntrust Bank), 7.950%, 10/1/08*	3,000,000

	New Hampshire (1.1%)
1,700,000	New Hampshire Health & Educational Facilities Authority, Dartmouth College Refunding Revenue, Series A, 4.350%, 10/1/08*	1,700,000

	New Mexico (3.2%)
4,800,000	New Mexico Hospital Equipment Loan Council, NM, Presbyterian Healthcare Refunding Revenue, Series B (FSA), 8.300%, 10/1/08*	4,800,000

	Ohio (11.0%)
2,000,000	Cleveland City, OH, Airport System Refunding Revenue, Series D (U.S. Bank N.A.), 8.000%, 10/2/08*	2,000,000

Continued

BB&T National Tax-Free Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Ohio — (continued)
$1,092,599	Columbus, OH, City School District, G.O. Refunding Bond Anticipation Notes, School Facilities Construction, 3.750%, 12/11/08	$1,093,831
3,000,000	Lancaster Port Authority, OH, Ohio Gas Revenue, 8.000%, 10/2/08*	3,000,000
2,500,000	Lima, OH, G.O. Bond Anticipation Notes, Water Systems Capital Facilities Cash Flow Management, 2.500%, 5/28/09	2,506,402
1,525,000	Montgomery County, OH, Industrial Development Refunding Revenue (U.S. Bank N.A.), 8.060%, 10/2/08*	1,525,000
3,000,000	Port of Greater Cincinnati Development Authority Revenue, OH, Ohio Special Obligation Development, Sycamore Township Kenwood, Series A (Lasalle National Bank N.A.), 8.000%, 10/2/08*	3,000,000
1,575,000	Warrensville Heights, OH, G.O. Bond Anticipation Notes Cash Flow Management, Various Purposes Improvements - 2, 2.400%, 5/29/09	1,577,534
2,000,000	Westlake, OH, Lutheran Home Project Revenue (RBS Citizens NA), 8.000%, 10/2/08*	2,000,000

		16,702,767

	Oregon (1.1%)
1,700,000	Oregon State, G.O., Series 73 H, 7.800%, 10/1/08*	1,700,000

	Pennsylvania (1.0%)
475,000	Allegheny County, PA, Hospital Development Authority Revenue, Presbyterian University Hospital, Series B1 (Bank One N.A.), 7.880%, 10/2/08*	475,000
1,100,000	Bethlehem Area School District, PA, G.O. (FSA, State Aid Withholding), 8.500%, 10/2/08*	1,100,000

		1,575,000

	Tennessee (6.0%)
2,100,000	Hendersonville Industrial Development Board, TN, Educational Facilities Revenue, Pope John Paul II High School (Suntrust Bank N.A.), 7.900%, 10/1/08*	2,100,000
3,830,000	Jackson Energy Authority, Natual Gas System Revenue (FSA), 8.250%, 10/1/08*	3,830,000
2,100,000	Jackson Energy Authority, Wastewater System Revenue (FSA), 7.250%, 10/2/08*	2,100,000
1,085,000	Metropolitan Government Nashville & Davidson County, TN, Industrial Development Board Refunding Revenue, David Lipscomb University Project (Suntrust Bank), 7.900%, 10/1/08*	1,085,000

		9,115,000

	Texas (9.3%)
1,350,000	Crawford Education Facilities Corp., TX, Refunding Revenue, University Parking System Project, Series A, (BNP Paribas), 8.050%, 10/2/08*	1,350,000
3,545,000	Houston Higher Education Finance Corp., TX, University & College Improvements Revenue, Tierwester Oaks, Series A (Bank of New York), 1.890%, 10/1/08*	3,545,000
1,100,000	Kendall County, TX, Health Facility Development Corp., Health Care Revenue, Morningside Ministries, Series A (Allied Irish Bank PLC), 7.950%, 10/2/08*	1,100,000
2,500,000	Northside Independent School District, TX, Refunding G.O., Series A, Callable 2/1/09 @ 100 (PSF-GTD), OID, 2.000%, 8/1/09*	2,500,000
2,500,000	Texas Municipal Gas Acquisition & Supply Corp. II, Natural Gas Utility Improvements Revenue, ROCS-10014, 5.650%, 10/2/08*(d)	2,500,000
3,000,000	Texas State, TX, Tax & Revenue Anticipation Notes Cash Flow Management, 3.000%, 8/28/09	3,036,945

		14,031,945

	Utah (1.7%)
2,500,000	Riverton, UT, Hospital Puttable Revenue, Series 1762, 4.930%, 10/2/08*(d)	2,500,000

	Washington (5.9%)
3,000,000	King County, WA, Sewer Improvements Revenue, Series B (Helaba), 7.750%, 10/1/08*	3,000,000
5,995,000	Washington Economic Development Finance Authority, WA, Northwest Center Project Revenue, Series A (Keybank N.A.), 10.000%, 10/2/08*	5,995,000

		8,995,000

	Wisconsin (2.9%)
3,000,000	Appleton Redevelopment Authority, WI, Fox Cities Performing Arts Center Revenue, Series B (Bank One Wisconsin), 8.950%, 10/1/08*	3,000,000
1,300,000	Menomonie Wisconsin Area School District, WI, Tax & Revenue Anticipation Promissory Notes Cash Flow Management, 2.400%, 9/1/09	1,303,035

		4,303,035

	Total Municipal Bonds (Cost $142,714,497)	142,714,497

Shares
INVESTMENT COMPANY (0.7%)
1,094,792	SEI Institutional Tax Free Fund	1,094,792

	Total Investment Company (Cost $1,094,792)	1,094,792

Total Investments — 95.0% (Cost $143,809,289)		143,809,289
Net Other Assets (Liabilities) — 5.0%		7,634,894

NET ASSETS — 100.0%		$151,444,183

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Prime Money Market Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Amortized Cost
ASSET BACKED SECURITIES (1.6%)
$1,527,110	Cal Securizitation Trust, Series 2008-1, Class A1, 2.994%, 4/15/09(e)	$1,527,109
234,038	Capital Auto Receivables Asset Trust, Series 2007-SN2, Class A1, 5.105%, 12/15/08(d)	234,038
5,587,316	Carl Note Repackaging Trust, Series No. 10, 3.465%, 7/15/09(e)	5,587,316
2,779,860	Carmax Auto Owner Trust, Series 2008-2, Class A1, 2.922%, 7/15/09	2,779,860
275,688	Daimler Chrysler Auto Trust, Series 2008-A, Class A1, 3.152%, 3/9/09(d)	275,688
1,310,297	Fifth Third Auto Trust, Series 2008-1, Class A1, 2.730%, 4/15/09	1,310,297
2,198,710	Ford Credit Auto Owner Trust, Series 2008-B, Class A1, 2.766%, 5/15/09	2,198,710
13,183,379	Ford Credit Auto Owner Trust, Series 2008-C, Class A1, 2.776%, 6/15/09(d)	13,183,379
1,241,917	Huntington Auto Trust, Series 2008-1A, Class A1, 2.821%, 6/15/09(d)	1,241,917

	Total Asset Backed Securities (Cost $28,338,314)	28,338,314

CERTIFICATES OF DEPOSIT (20.6%)
	Banks (20.6%)
25,000,000	Banco Santander, New York, 3.100%, 1/9/09	25,000,000
20,000,000	Bank of Ireland, 3.170%, 2/17/09	20,000,000
5,000,000	Bank of Montreal, Chicago, 3.650%, 6/15/09	5,000,000
5,000,000	Barclays Bank PLC, 3.060%, 2/23/09	5,000,000
15,000,000	Barclays Bank PLC, 3.120%, 3/12/09	15,000,000
8,000,000	Barclays Bank PLC, 3.700%, 6/12/09	8,000,000
20,000,000	Calyon, New York, 3.130%, 1/12/09	20,000,000
25,000,000	Canadian Imperial Bank of Commerce, 3.150%, 2/17/09	25,000,000
20,000,000	Compass Bank, 2.850%, 10/3/08	20,000,000
10,000,000	Compass Bank, 2.760%, 11/14/08	10,000,000
5,000,000	Credit Suisse, 3.090%, 1/20/09	5,000,000
25,000,000	Depfa Bank PLC, 2.900%, 11/28/08	25,000,000
5,000,000	Depfa Bank PLC, 2.920%, 12/4/08	5,000,000
20,000,000	Fifth Third Bank, 3.200%, 2/23/09	20,000,000
25,000,000	Huntington National Bank, 2.850%, 11/3/08	25,000,000
20,000,000	Mizuho Corp. Bank, 2.840%, 11/24/08	20,000,000
20,000,000	Natixis, NY Branch, 2.940%, 11/21/08	20,000,000
20,000,000	Suntrust Bank, 3.150%, 2/23/09	20,000,000
20,000,000	UBS AG, New York, 2.870%, 11/5/08	20,000,000
6,000,000	UBS AG, Stamford Branch, 3.780%, 10/15/08	6,000,000
20,000,000	Wilmington Trust Co., 2.880%, 10/14/08	20,000,000
20,000,000	Wilmington Trust Co., 2.900%, 11/4/08	20,000,000

		359,000,000

	Total Certificates of Deposit (Cost $359,000,000)	359,000,000

COMMERCIAL PAPER** (45.8%)
	Banking (2.6%)
25,000,000	Allied Irish Banks, 2.877%, 11/28/08(d)	24,886,014
20,000,000	Australia & New Zealand Banking, 3.213%, 12/5/08***(d)	20,000,000

		44,886,014

	Financial Services (41.2%)
60,000,000	Alpine Securitization Corp., 6.608%, 10/1/08(d)	60,000,000
5,000,000	Alpine Securitization Corp., 2.846%, 10/2/08(d)	4,999,611
20,000,000	Alpine Securitization Corp., 2.582%, 10/24/08(d)	19,967,544
40,000,000	Amsterdam Funding Corp., 2.999%, 1/9/09(d)	39,672,222
8,000,000	Barton Capital LLC, 2.846%, 10/3/08(d)	7,998,756
25,000,000	Barton Capital LLC, 2.806%, 10/7/08(d)	24,988,500
3,000,000	Barton Capital LLC, 2.816%, 11/3/08(d)	2,992,382
10,000,000	Barton Capital LLC, 2.846%, 11/3/08(d)	9,974,333
25,000,000	Citigroup Funding Inc., 2.958%, 12/11/08	24,856,521
20,000,000	Dexia Delaware LLC, 2.869%, 11/17/08	19,926,106
3,225,000	Diageo Capital PLC, 3.060%, 10/23/08(d)	3,219,068
1,000,000	Diageo Capital PLC, 3.080%, 10/27/08(d)	997,812
2,165,000	Diageo Capital PLC, 3.161%, 12/11/08(d)	2,151,721
6,600,000	Diageo Capital PLC, 3.253%, 12/15/08(d)	6,556,000
25,000,000	Drac LLC, 2.897%, 10/9/08	24,984,167
25,000,000	Enterprise Funding LLC, 2.797%, 11/18/08(d)	24,907,333
12,000,000	Fairway Finance Co. LLC, 2.849%, 10/7/08(d)	11,994,380
75,000,000	Fcar Owner Trust I, 7.116%, 10/1/08	75,000,000
10,000,000	Fcar Owner Trust I, 3.366%, 12/15/08	9,930,833
25,000,000	Greenwich Capital Holdings, 3.112%, 1/22/09	24,758,306
25,000,000	Greenwich Capital Holdings, 3.151%, 2/20/09	24,694,306
1,000,000	Heinz (H.J.) Finance Co., 3.070%, 11/14/08(d)	996,309
12,000,000	KBC Financial Products International, Ltd., 3.151%, 3/2/09(d)	11,842,933
7,500,000	Nissan Motor Acceptance Corp., 3.019%, 10/6/08(d)	7,496,906
85,000,000	Salisbury Receivables Co. LLC, 6.100%, 10/1/08(d)	85,000,000
10,000,000	Sheffield Receivables Corp., 2.795%, 10/8/08(d)	9,994,653
10,000,000	Sheffield Receivables Corp., 2.392%, 10/14/08(d)	9,990,069
25,000,000	Societe Generale North America, Inc., 2.872%, 12/1/08	24,880,330
4,000,000	Textron Financial Corp., 2.897%, 10/6/08	3,998,417
11,000,000	Textron Financial Corp., 2.938%, 11/17/08	10,958,496
20,000,000	Tulip Funding Corp., 2.612%, 10/14/08(d)	19,981,439
25,000,000	Tulip Funding Corp., 2.856%, 12/1/08(d)	24,880,965
10,000,000	Versailles CDS, LLC, 3.100%, 11/4/08(d)	9,971,194
8,200,000	Volkswagen of America, 2.999%, 10/16/08(d)	8,189,921
3,000,000	Volkswagen of America, 3.100%, 12/3/08(d)	2,983,988
6,000,000	Volkswagen of America, 3.121%, 12/5/08(d)	5,966,742
20,000,000	Yorktown Capital LLC, 2.816%, 10/14/08(d)	19,979,994
15,000,000	Yorktown Capital LLC, 2.785%, 10/22/08(d)	14,976,025
20,000,000	Yorktown Capital LLC, 2.755%, 12/12/08(d)	19,891,600

		716,549,882

	Information Technology (1.0%)
7,000,000	ITT Corp., 3.151%, 10/20/08(d)	6,988,547
200,000	ITT Corp., 3.151%, 11/5/08(d)	199,397
5,000,000	ITT Corp., 3.304%, 11/13/08(d)	4,980,590
2,000,000	ITT Corp., 3.202%, 11/26/08(d)	1,990,200
3,500,000	ITT Corp., 3.304%, 12/2/08(d)	3,480,410

		17,639,144

	Retail (1.0%)
2,500,000	Gannett Co., Inc., 3.558%, 10/28/08(d)	2,493,438

Continued

BB&T Prime Money Market Fund

Schedule of Portfolio Investments — (continued)

September 30, 2008

Principal Amount		Amortized Cost
COMMERCIAL PAPER** — (continued)
	Retail — (continued)
$14,700,000	Gannett Co., Inc., 3.578%, 10/28/08(d)	$14,661,192

		17,154,630

	Total Commercial Paper (Cost $796,229,670)	796,229,670

VARIABLE RATE NOTES* (15.6%)
	Banking (11.9%)
1,670,000	Anchor Holdings LLC, Series 2000 (U.S. Bank, N.A.), 8.000%, 10/2/08	1,670,000
20,000,000	Bank of Ireland, Series YCD, 2.991%, 10/22/08	20,000,000
15,000,000	Bank of Montreal, Chicago, 2.988%, 10/6/08(d)	15,000,000
10,000,000	Bank of Montreal, Chicago, 3.190%, 10/10/08	10,000,000
20,000,000	Bank of Montreal, Chicago, 3.184%, 11/14/08	20,000,000
25,000,000	Bank of Montreal, Chicago, 3.245%, 12/8/08	25,000,000
3,070,000	Christian Life Assembly of the Assemblies of God (Fulton Bank), 8.750%, 10/2/08	3,070,000
2,140,000	Damascus, Ltd. (Hunting National Bank), 9.580%, 10/2/08	2,140,000
7,795,000	Eastland Court Apartment Homes LLC (Columbus Bank & Trust), 9.210%, 10/2/08	7,795,000
1,505,000	Guilford Capital LLC, Series 02-A (Regions Bank), 4.053%, 10/2/08	1,505,000
4,785,000	HC Equities LP, Series 2001 (Wachovia Bank N.A.), 6.000%, 10/2/08	4,785,000
3,475,000	Indian Hills Country Club, Series 2000 (Regions Bank), 3.680%, 10/2/08	3,475,000
20,000,000	National Australia Bank, Ltd., 3.025%, 12/8/08(d)	20,000,000
10,000,000	Natixis, NY Branch, 2.991%, 10/1/08	10,000,000
5,000,000	Royal Bank of Scotland Group PLC, 2.495%, 10/8/08	5,000,000
5,230,000	Shalom Church, Series 2005 (Region Bank), 3.680%, 10/2/08	5,230,000
3,410,000	Spira Millennium LLC, Series 2001 (Bank of America N.A.), 10.000%, 10/2/08	3,410,000
13,980,000	Stone Creek LLC (Columbus Bank and Trust Co.), 7.800%, 10/2/08	13,980,000
15,000,000	Svenska Handelsbanken AB, 3.001%, 10/6/08	15,000,000
10,000,000	Svenska Handelsbanken AB, 3.150%, 10/27/08(d)	10,000,000
9,592,000	TOG Properties LLC (Regions Bank), 3.780%, 10/2/08	9,592,000

		206,652,000

	Brokers & Dealers (1.4%)
6,500,000	Merrill Lynch & Co., Inc., Series MTN, 2.908%, 10/20/08(d)	6,500,000
8,000,000	Merrill Lynch & Co., Inc., Series MTN, 3.336%, 10/24/08	8,000,000
10,000,000	Morgan Stanley, 2.636%, 10/3/08	10,000,000

		24,500,000

	Energy (0.6%)
10,000,000	BP Capital Markets PLC, 2.918%, 12/11/08	10,000,000

	Insurance (0.9%)
5,000,000	Genworth Life Insurance Co., 3.203%, 11/10/08(e)	5,000,000
5,000,000	MetLife Insurance Co. of Connecticut, 3.129%, 11/19/08(e)	5,000,000
5,000,000	Metropolitan Life Insurance Co., 3.181%, 11/3/08(e)	5,000,000

		15,000,000

	Municipal Bonds (0.8%)
3,985,000	Franklin County, OH, Edison Welding Institute Inc. Project Refunding Revenue Bonds (Huntington National Bank), 9.580%, 10/2/08	3,985,000
4,000,000	Kansas City, MO, Industrial Development Authority Revenue Bonds, West Edge Project Taxable, (Marshall & Ilsley), 7.000%, 10/1/08	4,000,000
7,000,000	Maryland State, Economic Development Corp. Revenue Bonds, Human Genome Project Taxable Series A, (Manufacturers & Traders), 3.530%, 10/1/08	7,000,000

		14,985,000

	Total Variable Rate Notes (Cost $271,137,000)	271,137,000

REPURCHASE AGREEMENT (16.3%)
283,863,000	Bank of America Corp., 1.75%, dated 09/30/08, due 10/01/08, proceeds at maturity, $283,876,799 (Collateralized fully by Mortgage-Backed Securities)	283,863,000

	Total Repurchase Agreement (Cost $283,863,000)	283,863,000

Total Investments — 99.9% (Cost $1,738,567,984)		1,738,567,984
Net Other Assets (Liabilities) — 0.1%		1,627,755

NET ASSETS — 100.0%		$1,740,195,739

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T U.S. Treasury Money Market Fund

Schedule of Portfolio Investments

September 30, 2008

Principal Amount		Amortized Cost
U.S. TREASURY NOTES (7.5%)
$30,000,000	4.875%, 10/31/08	$30,067,426
40,000,000	3.000%, 2/15/09	40,157,566
20,000,000	2.625%, 3/15/09	20,108,918

	Total U.S. Treasury Notes (Cost $90,333,910)	90,333,910

U.S. TREASURY BILLS** (41.7%)
40,000,000	0.300%, 10/16/08(h)	39,995,008
40,000,000	1.869%, 10/16/08	39,969,083
80,000,000	0.300%, 10/23/08	79,985,358
40,000,000	1.644%, 11/13/08	39,921,621
40,000,000	2.179%, 11/13/08(h)	39,896,800
40,000,000	0.279%, 11/28/08	39,982,052
40,000,000	0.150%, 12/4/08	39,989,369
40,000,000	1.132%, 12/18/08(h)	39,873,728
40,000,000	0.310%, 12/26/08	39,970,426
10,000,000	1.088%, 1/15/09	9,968,067
30,000,000	1.940%, 1/15/09	29,829,997
40,000,000	0.250%, 1/29/09	39,966,733
20,000,000	1.359%, 3/12/09(h)	19,878,546

	Total U.S. Treasury Bills (Cost $499,226,788)	499,226,788

REPURCHASE AGREEMENT (50.8%)
205,000,000	Bank of America Corp., 0.05%, dated 09/30/08, due 10/01/08, proceeds at maturity, $205,000,285 (Collateralized fully by U.S. Treasury Securities)	205,000,000
193,883,090	Credit Suisse First Boston, 0.25%, dated 09/30/08, due 10/01/08, proceeds at maturity, $193,884,436 (Collateralized fully by U.S. Treasury Securities)	193,883,090
210,000,000	JPMorgan Chase & Co., 0.15%, dated 09/30/08, due 10/01/08, proceeds at maturity, $210,000,875 (Collateralized fully by U.S. Treasury Securities)	210,000,000

	Total Repurchase Agreement (Cost $608,883,090)	608,883,090

Total Investments — 100.0% (Cost $1,198,443,788)		1,198,443,788
Net Other Assets (Liabilities) — 0.0%		(82,119)

NET ASSETS — 100.0%		$1,198,361,669

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Conservative Growth Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (86.8%)
164,262	BB&T Equity Income Fund, Institutional Class	$2,031,924
949,591	BB&T International Equity Fund, Institutional Class	5,194,263
166,411	BB&T Large Cap Fund, Institutional Class	1,892,089
177,708	BB&T Mid Cap Growth Fund, Institutional Class	1,885,487
270,631	BB&T Mid Cap Value Fund, Institutional Class	2,863,273
68,986	BB&T Special Opportunities Equity Fund, Institutional Class	1,074,799
2,928,302	BB&T Total Return Bond Fund, Institutional Class	28,990,191
965,536	BB&T U.S. Treasury Money Market Fund, Institutional Class	965,536

	Total Affiliated Investment Companies (Cost $49,037,237)	44,897,562

EXCHANGE TRADED FUNDS (12.0%)
21,737	iShares Russell 2000 Index Fund	1,486,593
40,001	iShares S&P 500 Index Fund	4,700,118

	Total Exchange Traded Funds (Cost $7,000,023)	6,186,711

Total Investments — 98.8% (Cost $56,037,260)		51,084,273
Net Other Assets (Liabilities) — 1.2%		599,901

NET ASSETS — 100.0%		$51,684,174

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Moderate Growth Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (81.1%)
305,903	BB&T Equity Income Fund, Institutional Class	$3,784,019
1,765,382	BB&T International Equity Fund, Institutional Class	9,656,641
309,213	BB&T Large Cap Fund, Institutional Class	3,515,748
330,368	BB&T Mid Cap Growth Fund, Institutional Class	3,505,205
503,187	BB&T Mid Cap Value Fund, Institutional Class	5,323,714
128,421	BB&T Special Opportunities Equity Fund, Institutional Class	2,000,796
2,364,693	BB&T Total Return Bond Fund, Institutional Class	23,410,459
1,061,056	BB&T U.S. Treasury Money Market Fund, Institutional Class	1,061,055

	Total Affiliated Investment Companies (Cost $59,308,418)	52,257,637

EXCHANGE TRADED FUNDS (17.8%)
40,451	iShares Russell 2000 Index Fund	2,766,444
74,293	iShares S&P 500 Index Fund	8,729,428

	Total Exchange Traded Funds (Cost $13,084,078)	11,495,872

Total Investments — 98.9% (Cost $72,392,496)		63,753,509
Net Other Assets (Liabilities) — 1.1%		704,222

NET ASSETS — 100.0%		$64,457,731

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Growth Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (77.6%)
291,234	BB&T Equity Income Fund, Institutional Class	$3,602,568
1,681,226	BB&T International Equity Fund, Institutional Class	9,196,308
295,386	BB&T Large Cap Fund, Institutional Class	3,358,538
315,150	BB&T Mid Cap Growth Fund, Institutional Class	3,343,739
480,123	BB&T Mid Cap Value Fund, Institutional Class	5,079,703
122,648	BB&T Special Opportunities Equity Fund, Institutional Class	1,910,860
1,082,109	BB&T Total Return Bond Fund, Institutional Class	10,712,882
1,219,049	BB&T U.S. Treasury Money Market Fund, Institutional Class	1,219,049

	Total Affiliated Investment Companies (Cost $44,772,185)	38,423,647

EXCHANGE TRADED FUNDS (22.1%)
38,484	iShares Russell 2000 Index Fund	2,631,921
70,776	iShares S&P 500 Index Fund	8,316,180

	Total Exchange Traded Funds (Cost $12,415,802)	10,948,101

Total Investments — 99.7% (Cost $57,187,987)		49,371,748
Net Other Assets (Liabilities) — 0.3%		146,237

NET ASSETS — 100.0%		$49,517,985

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Equity Fund

Schedule of Portfolio Investments

September 30, 2008

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (71.7%)
190,321	BB&T Equity Income Fund, Institutional Class	$2,354,268
1,100,685	BB&T International Equity Fund, Institutional Class	6,020,748
193,073	BB&T Large Cap Fund, Institutional Class	2,195,244
206,028	BB&T Mid Cap Growth Fund, Institutional Class	2,185,953
313,583	BB&T Mid Cap Value Fund, Institutional Class	3,317,709
79,988	BB&T Special Opportunities Equity Fund, Institutional Class	1,246,207
684,848	BB&T U.S. Treasury Money Market Fund, Institutional Class	684,848

	Total Affiliated Investment Companies (Cost $22,420,994)	18,004,977

EXCHANGE TRADED FUNDS (28.6%)
25,225	iShares Russell 2000 Index Fund	1,725,138
46,330	iShares S&P 500 Index Fund	5,443,775

	Total Exchange Traded Funds (Cost $8,205,734)	7,168,913

Total Investments — 100.3% (Cost $30,626,728)		25,173,890
Net Other Assets (Liabilities) — (0.3)%		(86,029)

NET ASSETS — 100.0%		$25,087,861

See footnote legend to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Funds

Footnote Legend to the Schedules of Portfolio Investments

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(c)	Represents a security purchased on a when-issued basis. At September 30, 2008, total cost of investments purchased on a when-issued basis for the Total Return Bond Fund was $9,059,096.
(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be illiquid. As of September 30, 2008, these securities represent 1.27% of net assets in the Prime Money Market Fund and 0.24% of net assets in the International Equity Fund.
(f)	Illiquid security.
(g)	Security held as collateral for written call option.
(h)	Represents that all or a portion of the security was on loan as of September 30, 2008.
(i)	Security was fair valued by the Board of Trustees.
(j)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2008. For bond funds, the maturity date reflected is the final maturity date. For money market funds, the maturity date reflected is the next reset date.
**	Discount Note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
***	Interest bearing commercial paper.

ADR — American Depository Receipt

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

CR — Custodial Receipts

FGIC — Financial Guaranty Insurance Corp.

FHA — Federal Housing Authority

FSA — Financial Security Assurance

G.O. — General Obligation

GDR — Global Depository Receipt

GTD STD LNS — Guaranteed Student Loans

IBC — Insured Bond Certificates

LLC — Limited Liability Company

MBIA — Municipal Bond Insurance Association

MTN — Medium Term Note

N.A. — North America

OID — Original Issue Discount

OJSC — Open Joint Stock Company

PSF-GTD — Permanent School Fund Guaranteed

REIT — Real Estate Investment Trust

SCSDE — South Carolina School District Enhancement

STEP — Step Coupon Bond

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities

September 30, 2008

	Large Cap Fund	Mid Cap Value Fund
Assets:
Investments:
Investments, at cost*	$290,079,537	$255,297,212
Unrealized appreciation (depreciation)	23,984,225	(28,921,351)

Investments, at fair value	314,063,762	226,375,861
Cash	—	—
Foreign currency, at value**	—	—
Interest and dividends receivable	420,120	180,274
Receivable for investments sold	662,218	6,055,423
Receivable for capital shares issued	869,747	726,561
Unrealized appreciation on forward foreign currency contracts	—	—
Prepaid and other expenses	18,039	15,627

Total Assets	316,033,886	233,353,746

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $ — , $ — , $3,435,544, $200,954 and $ — , respectively)	—	—
Cash overdraft	—	—
Distributions payable	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Payable for investments purchased	—	6,004,755
Payable for capital shares redeemed	1,807,548	898,626
Payable for collateral received on loaned securities	12,822,512	29,904,758
Accrued expenses and other payables:
Investment advisory fees	148,534	109,397
Administration fees	24,527	16,004
Compliance service fees	615	315
Distribution (12b-1) fees	14,775	9,944
Transfer agent fees	11,539	7,450
Other	93,160	30,619

Total Liabilities	14,923,210	36,981,868

Net Assets	$301,110,676	$196,371,878

Net Assets Consist of:

Capital	$386,934,672	$242,205,161
Accumulated undistributed (distributions in excess of) net investment income	296,710	259,209
Accumulated realized gains (losses) from investment, written option and foreign currency transactions	(110,104,930)	(17,171,140)
Net unrealized appreciation/(depreciation) on investments, written options and translation of assets and liabilities in foreign currency	23,984,224	(28,921,352)

Net Assets	$301,110,676	$196,371,878

Net Assets
Class A Shares	$36,066,137	$28,067,727
Class B Shares	7,865,763	4,136,260
Class C Shares	142,656	327,605
Institutional Shares	257,036,120	163,840,286

Total	$301,110,676	$196,371,878

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	3,189,187	2,674,293
Class B Shares	707,920	407,919
Class C Shares	12,877	32,324
Institutional Shares	22,618,187	15,509,711

Total	26,528,171	18,624,247

Net Asset Value
Class A Shares - redemption price per share	$11.31	$10.50

Class B Shares - offering price per share***	$11.11	$10.14

Class C Shares - offering price per share***	$11.08	$10.14

Institutional Shares	$11.36	$10.56

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$12.00	$11.14

*	The BB&T Large Cap, BB&T Mid Cap Value, BB&T Mid Cap Growth, BB&T Small Cap, BB&T International Equity, B&T Special Opportunities Equity, BB&T Equity Income, BB&T Short U.S. Government, BB&T Intermediate U.S. Government, BB&T Total Return Bond, and BB&T U.S. Treasury Money Market include securities on loan of $12,622,909, $30,668,206, $20,443,709, $10,121,901, $2,140,307, $37,141,383, $36,474,852, $4,590,516, $6,940,935, $14,681,022, and $129,654,038, respectively.
**	The International Equity Fund includes foreign currency at cost of $6,282,751.
***	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund	Short U.S. Government Fund

$209,427,681	$48,605,238	$131,322,706	$421,382,270	$340,992,804	$52,977,732
(13,395,209)	2,872,224	(20,198,028)	(14,026,311)	(16,226,211)	8,665

196,032,472	51,477,462	111,124,678	407,355,959	324,766,593	52,986,397
—	—	26,468	—	—	—
—	—	5,919,036	—	—	—
186,390	70,981	337,759	137,569	1,069,492	335,389
2,825,392	3,831,343	2,165,241	995,102	1,887,711	—
1,209,778	175,829	784,739	4,105,130	2,566,657	549,221
—	—	418,953	—	—	—
12,013	13,018	12,742	21,749	21,148	1,932

200,266,045	55,568,633	120,789,616	412,615,509	330,311,601	53,872,939

—	—	—	2,251,405	533,825	—
106,492	1,156,885	—	—	—	—
—	—	—	—	626,624	56,396
—	—	120,682	—	—	—
7,006,183	650,173	3,987,853	4,800,972	4,053,450	—
489,633	251,618	1,204,116	1,363,055	1,527,506	—
20,221,387	10,776,613	911,483	36,397,993	36,634,946	4,196,813

106,176	28,186	85,695	252,875	165,245	16,832
13,991	3,493	9,358	29,505	22,073	3,466
292	79	217	527	315	57
3,709	3,204	2,190	94,904	60,770	899
5,758	1,538	4,249	9,612	6,186	1,197
25,857	9,562	48,519	44,925	27,222	5,706

27,979,478	12,881,351	6,374,362	45,245,773	43,658,162	4,281,366

$172,286,567	$42,687,282	$114,415,254	$367,369,736	$286,653,439	$49,591,573

$181,984,782	$55,956,016	$153,716,998	$366,444,316	$301,748,814	$57,455,190
—	—	(661,873)	—	438,623	134,181
3,696,994	(16,140,958)	(18,366,413)	13,767,592	1,025,084	(8,006,463)
(13,395,209)	2,872,224	(20,273,458)	(12,842,172)	(16,559,082)	8,665

$172,286,567	$42,687,282	$114,415,254	$367,369,736	$286,653,439	$49,591,573

$8,092,945	$6,814,206	$3,524,421	$123,248,984	$98,584,406	$4,679,854
2,093,052	1,959,984	1,280,981	26,347,136	15,175,771	—
28,094	12,478	172,026	50,229,519	32,637,398	—
162,072,476	33,900,614	109,437,826	167,544,097	140,255,864	44,911,719

$172,286,567	$42,687,282	$114,415,254	$367,369,736	$286,653,439	$49,591,573

814,616	600,548	663,599	8,035,543	7,982,494	490,777
224,916	180,547	269,737	1,798,420	1,232,974	—
3,015	1,151	36,362	3,425,763	2,653,692	—
15,285,451	2,956,123	19,990,253	10,751,023	11,337,080	4,706,171

16,327,998	3,738,369	20,959,951	24,010,749	23,206,240	5,196,948

$9.93	$11.35	$5.31	$15.34	$12.35	$9.54

$9.31	$10.86	$4.75	$14.65	$12.31	$—

$9.32	$10.84	$4.73	$14.66	$12.30	$—

$10.60	$11.47	$5.47	$15.58	$12.37	$9.54

5.75%	5.75%	5.75%	5.75%	5.75%	3.00%

$10.55	$12.04	$5.64	$16.28	$13.09	$9.83

BB&T Funds

Statements of Assets and Liabilities

September 30, 2008

	Intermediate U.S. Government Fund	Total Return Bond Fund
Assets:
Investments, at cost*	$130,648,034	$479,940,548
unrealized depreciation	(1,457,204)	(14,246,129)

Investments, at fair value	129,190,830	465,694,419
Interest and dividends receivable	900,684	4,058,895
Receivable for investments sold	—	192,772
Receivable for capital shares issued	727,247	3,731,568
Prepaid and other expenses	3,945	6,328

Total Assets	130,822,706	473,683,982

Liabilities:
Cash Overdraft	—	61
Distributions payable	241,136	1,194,267
Payable for investments purchased	—	9,078,596
Payable for capital shares redeemed	157,234	3,840,686
Payable for collateral received on loaned securities	7,152,963	15,365,456
Accrued expenses and other payables:
Investment advisory fees	47,690	178,054
Administration fees	9,663	34,733
Compliance service fees	185	621
Distribution (12b-1) fees	4,603	6,144
Transfer agency fees	4,322	13,317
Other	17,108	58,363

Total Liabilities	7,634,904	29,770,298

Net Assets	$123,187,802	$443,913,684

Net Assets Consist of:

Capital	$137,216,965	$463,962,376
Accumulated undistributed (distributions in excess of) net investment income	2,087,951	615,479
Accumulated realized gains (losses) from investments	(14,659,910)	(6,418,042)
Net unrealized depreciation on investments	(1,457,204)	(14,246,129)

Net Assets	$123,187,802	$443,913,684

Net Assets
Class A Shares	$9,653,516	$8,699,820
Class B Shares	3,069,950	4,950,553
Class C Shares	175,795	183,890
Institutional Shares	110,288,541	430,079,421

Total	$123,187,802	$443,913,684

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	962,592	880,448
Class B Shares	306,966	500,591
Class C Shares	17,564	18,586
Institutional Shares	10,975,358	43,501,626

Total	12,262,480	44,901,251

Net Asset Value
Class A Shares - redemption price per share	$10.03	$9.88

Class B Shares - offering price per share**	$10.00	$9.89

Class C Shares - offering price per share**	$10.01	$9.89

Institutional Shares	$10.05	$9.89

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$10.64	$10.48

*	The BB&T Large Cap, BB&T Mid Cap Value, BB&T Mid Cap Growth, BB&T Small Cap, BB&T International Equity, B&T Special Opportunities Equity, BB&T Equity Income, BB&T Short U.S. Government, BB&T Intermediate U.S. Government, BB&T Total Return Bond, and BB&T U.S. Treasury Money Market include securities on loan of $12,622,909, $30,668,206, $20,443,709, $10,121,901, $2,140,307, $37,141,383, $36,474,852, $4,590,516, $6,940,935, $14,681,022, and $129,654,038, respectively.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund

$16,526,831	$16,481,716	$124,169,958	$20,739,639	$79,028,249	$73,692,220
(349,248)	(395,369)	(1,647,356)	(619,646)	(236,250)	(1,412,285)

16,177,583	16,086,347	122,522,602	20,119,993	78,791,999	72,279,935
231,248	183,725	1,690,699	266,347	991,331	1,126,949
128,312	193,355	891,214	132,960	1,868,722	100,676
14,500	—	61,500	317,656	97,970	50,000
604	745	1,032	1,444	2,115	2,577

16,552,247	16,464,172	125,167,047	20,838,400	81,752,137	73,560,137

—	—	—	—	—	—
35,184	35,358	342,959	39,146	218,729	185,144
—	501,889	—	—	—	308,701
71,969	1,973	213,171	5,347	167,202	51,730
—	—	—	—	—	—

5,554	4,079	47,030	7,688	30,725	27,381
1,310	1,313	9,807	1,594	6,447	5,651
19	11	152	22	110	106
1,137	976	4,391	1,522	1,988	3,366
520	445	3,371	548	2,318	1,917
2,553	1,948	15,777	2,748	10,391	9,433

118,246	547,992	636,658	58,615	437,910	593,429

$16,434,001	$15,916,180	$124,530,389	$20,779,785	$81,314,227	$72,966,708

$16,623,734	$16,178,753	$124,862,230	$21,046,263	$80,854,415	$74,309,203
1,081	(481)	63,879	1,168	41,165	(41,328)
158,434	133,277	1,251,636	352,000	654,897	111,118
(349,248)	(395,369)	(1,647,356)	(619,646)	(236,250)	(1,412,285)

$16,434,001	$15,916,180	$124,530,389	$20,779,785	$81,314,227	$72,966,708

$5,509,734	$4,389,183	$20,970,763	$7,481,319	$9,682,960	$16,137,884
—	—	—	—	—	—
—	—	—	—	—	—
10,924,267	11,526,997	103,559,626	13,298,466	71,631,267	56,828,824

$16,434,001	$15,916,180	$124,530,389	$20,779,785	$81,314,227	$72,966,708

557,453	437,187	2,078,047	751,552	871,883	1,723,723
—	—	—	—	—	—
—	—	—	—	—	—
1,106,557	1,146,392	10,263,548	1,344,683	6,451,173	6,063,719

1,664,010	1,583,579	12,341,595	2,096,235	7,323,056	7,787,442

$9.88	$10.04	$10.09	$9.95	$11.11	$9.36

$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—

$9.87	$10.06	$10.09	$9.89	$11.10	$9.37

3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

$10.19	$10.35	$10.40	$10.26	$11.45	$9.65

BB&T Funds

Statements of Assets and Liabilities

September 30, 2008

	National Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments:
Unaffiliated investments, at cost	$143,809,289	$1,454,704,984
Investment in affiliates, at cost	—	—

Total investments, at cost*	143,809,289	1,454,704,984
Unrealized appreciation (depreciation)	—	—

Investments, at value	143,809,289	1,454,704,984
Repurchase agreements, at cost	—	283,863,000
Cash	—	1,363,640
Interest and dividends receivable	671,267	3,194,746
Receivable for investments sold	7,424,772	—
Receivable for capital shares issued	—	—
Prepaid and other expenses	4,482	14,366

Total Assets	151,909,810	1,743,140,736

Liabilities:
Distributions payable	409,976	1,790,139
Payable for investments purchased	—	—
Payable for capital shares redeemed	—	—
Accrued expenses and other payables:
Investment advisory fees	25,036	403,540
Administration fees	11,624	134,629
Compliance service fees	132	2,455
Distribution (12b-1) fees	3	325,927
Transfer agency fees	2,779	50,525
Other	16,077	237,782

Total Liabilities	465,627	2,944,997

Net Assets	$151,444,183	$1,740,195,739

Net Assets Consist of:

Capital	$151,432,040	$1,740,183,351
Accumulated undistributed (distributions in excess of) net investment income	—	790
Accumulated realized gains (losses) from investments	12,143	11,598
Net unrealized appreciation/(depreciation) on investments	—	—

Net Assets	$151,444,183	$1,740,195,739

Net Assets
Class A Shares	$4,066	$763,151,750
Class B Shares	1,098	1,766,834
Class C Shares	1,040	244,218
Institutional Shares	151,437,979	975,032,937

Total	$151,444,183	$1,740,195,739

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	4,064	763,146,529
Class B Shares	1,097	1,767,608
Class C Shares	1,040	244,178
Institutional Shares	151,428,867	975,040,813

Total	151,435,068	1,740,199,128

Net Asset Value
Class A Shares - redemption price per share	$1.00	$1.00

Class B Shares - offering price per share**	$1.00	$1.00

Class C Shares - offering price per share**	$1.00	$1.00

Institutional Shares	$1.00	$1.00

Maximum Sales Charge - Class A Shares	N/A	N/A

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$1.00	$1.00

*	The BB&T Large Cap, BB&T Mid Cap Value, BB&T Mid Cap Growth, BB&T Small Cap, BB&T International Equity, B&T Special Opportunities Equity, BB&T Equity Income, BB&T Short U.S. Government, BB&T Intermediate U.S. Government, BB&T Total Return Bond, and BB&T U.S. Treasury Money Market include securities on loan of $12,622,909, $30,668,206, $20,443,709, $10,121,901, $2,140,307, $37,141,383, $36,474,852, $4,590,516, $6,940,935, $14,681,022, and $129,654,038, respectively.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$589,560,698	$7,000,023	$13,084,078	$12,415,802	$8,205,734
—	49,037,237	59,308,418	44,772,185	22,420,994

589,560,698	56,037,260	72,392,496	57,187,987	30,626,728
—	(4,952,987)	(8,638,987)	(7,816,239)	(5,452,838)

589,560,698	51,084,273	63,753,509	49,371,748	25,173,890
608,883,090	—	—	—	—
—	—	—	—	—
865,458	139,854	131,941	80,650	24,395
—	1,050,000	1,345,000	1,980,312	134,999
—	179,614	137,523	112,981	82,075
10,244	3,047	3,668	4,680	3,975

1,199,319,490	52,456,788	65,371,641	51,550,371	25,419,334

400,418	3,851	3,743	560	1,432
—	740,248	830,206	1,990,000	215,090
—	14,231	48,261	16,503	103,777

213,969	—	—	—	—
76,793	4	11	7	2
1,204	78	104	82	43
126,093	5,207	19,226	15,740	5,991
26,691	1,673	2,280	1,555	771
112,653	7,322	10,079	7,939	4,367

957,821	772,614	913,910	2,032,386	331,473

$1,198,361,669	$51,684,174	$64,457,731	$49,517,985	$25,087,861

$1,198,361,423	$56,791,375	$76,198,286	$61,884,116	$32,519,219
246	(21)	(3,744)	2,649	(1,432)
—	(154,193)	(3,097,824)	(4,552,541)	(1,977,088)
—	(4,952,987)	(8,638,987)	(7,816,239)	(5,452,838)

$1,198,361,669	$51,684,174	$64,457,731	$49,517,985	$25,087,861

$485,031,311	$7,572,710	$27,774,865	$18,320,828	$5,680,311
596,945	4,080,804	15,305,232	13,306,482	5,406,256
37,093	93,811	79,406	54,798	838
712,696,320	39,936,849	21,298,228	17,835,877	14,000,456

$1,198,361,669	$51,684,174	$64,457,731	$49,517,985	$25,087,861

485,031,187	898,292	3,574,000	2,498,482	767,074
597,040	483,984	2,009,584	1,855,527	762,126
37,093	11,159	10,357	7,641	118
712,695,609	4,695,794	2,727,255	2,428,918	1,872,347

1,198,360,929	6,089,229	8,321,196	6,790,568	3,401,665

$1.00	$8.43	$7.77	$7.33	$7.41

$1.00	$8.43	$7.62	$7.17	$7.09

$1.00	$8.41	$7.67	$7.17	$7.10

$1.00	$8.50	$7.81	$7.34	$7.48

N/A	5.75%	5.75%	5.75%	5.75%

$1.00	$8.94	$8.24	$7.78	$7.86

BB&T Funds

Statements of Operations

For theYear Ended September 30, 2008

	Large Cap Fund	Mid Cap Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	10,290,350	3,034,407
Foreign tax withholding	—	(20,072)
Income from securities lending	52,878	127,287

Total investment income	10,343,228	3,141,622

Expenses:
Investment advisory fees (See Note 4)	3,485,648	1,746,914
Administration fees (See Note 4)	439,424	220,548
Distribution fees - Class A Shares	231,130	82,653
Distribution fees - Class B Shares	122,848	49,389
Distribution fees - Class C Shares	2,033	7,412
Compliance service fees (See Note 4)	3,161	2,037
Trustee fees	23,161	9,904
Audit fees	41,596	22,991
Custodian fees	18,928	11,306
Fund accounting fees (See Note 4)	49,173	23,778
Interest fees	—	—
Legal fees	83,743	24,705
Printing fees	69,410	12,361
Transfer agent fees (See Note 4)	175,882	93,300
Other	56,688	50,288

Total expenses before waivers	4,802,825	2,357,586
Less expenses reimbursed or waived by the Investment Advisor (See Note 4)	(216,411)	(95,114)
Less expenses reimbursed or waived by the Distributor (See Note 4)	(115,565)	—

Net expenses	4,470,849	2,262,472

Net investment income (loss)	5,872,379	879,150

Realized/Unrealized Gains (Losses) on Investments, Written Options and Foreign Currency Transactions:
Net realized gains (losses) from:
Investments	(108,155,884)	(16,834,089)
Written Options	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	(66,659,587)	(46,480,519)
Written Options	—	—
Foreign currency transactions	—	—

Net realized/unrealized gains (losses) on investments, written options and foreign currency transactions	(174,815,471)	(63,314,608)

Change in net assets from operations	$(168,943,092)	$(62,435,458)

See accompanying notes to the financial statements.

Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund	Short U.S. Government Fund

$—	$3,798	$100,591	$—	$—	$1,868,426
1,149,636	639,604	4,433,161	2,696,457	9,765,891	40,196
(13,888)	—	(371,527)	(21,721)	(164,403)	—
65,884	52,855	5,501	53,962	113,124	8,407

1,201,632	696,257	4,167,726	2,728,698	9,714,612	1,917,029

1,525,810	671,472	1,551,512	2,879,490	1,548,498	263,849
192,194	63,230	144,719	335,650	206,389	39,922
27,205	38,172	24,436	652,908	503,360	20,776
26,274	26,158	18,513	297,382	155,602	—
548	171	3,544	532,133	292,955	—
1,781	620	1,492	3,534	1,689	408
8,322	3,106	6,025	14,100	8,632	1,860
20,979	6,598	13,734	32,950	19,488	3,750
9,668	3,188	313,653	16,552	9,211	2,114
20,709	6,763	15,592	36,164	22,229	4,528
140	—	—	—	—	—
20,644	7,682	38,872	34,616	19,635	4,880
11,509	2,846	53,970	17,502	9,500	1,934
76,622	26,825	57,637	142,990	85,035	17,513
48,275	40,853	132,491	59,988	51,529	12,701

1,990,680	897,684	2,376,190	5,055,959	2,933,752	374,235
(82,837)	(135,253)	(284,645)	—	—	(66,459)
—	(19,086)	(12,218)	(326,454)	(251,680)	(10,388)

1,907,843	743,345	2,079,327	4,729,505	2,682,072	297,388

(706,211)	(47,088)	2,088,399	(2,000,807)	7,032,540	1,619,641

5,590,374	(9,037,965)	(15,148,532)	13,134,177	(929,155)	195,216
—	—	—	2,632,545	1,011,353	—
—	—	(1,244,516)	—	—	—

(68,942,001)	(3,331,748)	(36,736,685)	(68,264,422)	(40,894,962)	22,467
—	—	—	1,182,615	(94,702)	—
—	—	112,802	—	—	—

(63,351,627)	(12,369,713)	(53,016,931)	(51,315,085)	(40,907,466)	217,683

$(64,057,838)	$(12,416,801)	$(50,928,532)	$(53,315,892)	$(33,874,926)	$1,837,324

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2008

	Intermediate U.S. Government Fund	Total Return Bond Fund
Investment Income:
Interest income	$6,771,997	$23,396,797
Dividend income	115,894	257,741
Income from securities lending	10,463	65,829

Total investment income	6,898,354	23,720,367

Expenses:
Investment advisory fees (See Note 4)	819,557	2,744,949
Administration fees (See Note 4)	127,708	427,927
Distribution fees - Class A Shares	47,062	43,581
Distribution fees - Class B Shares	30,566	51,342
Distribution fees - Class C Shares	2,005	1,377
Compliance service fees (See Note 4)	1,382	4,114
Trustee fees	6,227	19,508
Audit fees	13,287	46,260
Custodian fees	6,445	22,369
Fund accounting fees (See Note 4)	14,141	47,031
Interest expense	358	—
Legal fees	16,554	45,096
Printing fees	5,478	13,907
Transfer agent fees (See Note 4)	58,043	192,551
Other	23,135	48,824

Total expenses before waivers	1,171,948	3,708,836
Less expenses reimbursed or waived by the Investment Advisor (See Note 4)	(165,331)	(552,961)
Less expenses reimbursed or waived by the Distributor (See Note 4)	(23,531)	(21,790)

Net expenses	983,086	3,134,085

Net investment income	5,915,268	20,586,282

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from:
Investments	1,437,688	4,787,329
Futures contracts	—	106,102
Change in unrealized appreciation/depreciation on:
Investments	222,260	(15,299,384)

Net realized/unrealized gains (losses) on investments and futures contracts	1,659,948	(10,405,953)

Change in net assets from operations	$7,575,216	$10,180,329

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund

$636,073	$500,837	$5,031,522	$761,215	$3,293,900	$3,031,618
16,742	17,396	84,326	20,283	46,205	51,549
—	—	—	—	—	—

652,815	518,233	5,115,848	781,498	3,340,105	3,083,167

96,739	81,265	720,310	110,156	480,420	318,137
15,095	12,706	112,256	17,137	74,850	66,286
26,126	17,815	103,192	26,544	46,496	40,069
—	—	—	—	—	—
—	—	—	—	—	—
136	101	958	142	652	606
655	540	4,932	698	3,264	2,936
1,581	1,182	10,261	1,598	6,652	6,682
674	633	5,792	849	3,938	3,372
1,654	1,387	12,335	1,889	8,236	7,293
402	7	—	30	61	10
1,881	1,045	10,520	3,218	6,100	11,034
921	923	5,401	903	3,396	3,520
6,581	5,420	48,548	7,341	32,560	28,989
9,947	9,894	24,106	14,495	17,783	20,173

162,392	132,918	1,058,611	185,000	684,408	509,107
(32,466)	(40,902)	(181,375)	(27,736)	(120,991)	—
(13,063)	(8,907)	(51,596)	(13,272)	(23,248)	—

116,863	83,109	825,640	143,992	540,169	509,107

535,952	435,124	4,290,208	637,506	2,799,936	2,574,060

174,779	258,887	1,286,524	367,435	674,431	80,243
—	—	—	—	—	—

(529,441)	(544,735)	(3,853,560)	(881,072)	(1,917,570)	(2,627,985)

(354,662)	(285,848)	(2,567,036)	(513,637)	(1,243,139)	(2,547,742)

$181,290	$149,276	$1,723,172	$123,869	$1,556,797	$26,318

BB&T Funds

Statements of Operations

For the Year Ended September 30, 2008

	National Tax-Free Money Market Fund	Prime Money Market Fund
Investment Income:
Interest income	$3,187,845	$66,849,717
Dividend income	14,830	2,671
Dividend income from affiliates	—	—
Income from securities lending	—	—

Total investment income:	3,202,675	66,852,388

Expenses:
Investment advisory fees (See Note 4)	285,892	7,059,969
Administration fees (See Note 4)	108,214	1,660,574
Distribution fees - Class A Shares	2,153	4,137,029
Distribution fees - Class B Shares	11	17,129
Distribution fees - Class C Shares	11	3,778
Compliance service fees (See Note 4)	828	12,280
Trustee fees	4,365	82,425
Audit fees	9,500	154,287
Custodian fees	5,693	83,641
Fund accounting fees (See Note 4)	11,899	182,077
Legal fees	9,336	173,322
Printing fees	3,757	91,719
Transfer agent fees (See Note 4)	50,634	743,619
Other	31,963	112,068

Total expenses before waivers	524,256	14,513,917
Less expenses reimbursed or waived by the Investment Advisor (See Note 4)	(58,363)	(2,141,812)
Less expenses reimbursed or waived by the Distributor (See Note 4)	(1,076)	—

Net expenses	464,817	12,372,105

Net investment income	2,737,858	54,480,283

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from:
Unaffiliated Investments transactions	14,077	11,598
Affiliated Investments transactions	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on:
Investments	—	—

Net realized/unrealized gains (losses) on investments	14,077	11,598

Change in net assets from operations	$2,751,935	$54,491,881

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$24,135,878	$—	$—	$—	$—
17,218	53,784	108,189	106,465	66,739
—	1,735,386	1,592,997	860,558	193,574
215,655	—	—	—	—

24,368,751	1,789,170	1,701,186	967,023	260,313

3,670,003	142,627	191,751	149,780	77,562
864,690	4	11	7	2
1,571,197	46,317	167,366	113,961	37,457
3,877	45,618	190,105	171,488	69,674
411	852	1,115	745	11
6,358	507	692	537	267
41,860	2,449	3,364	2,611	976
86,489	5,280	7,440	5,784	2,822
46,687	2,705	3,711	2,906	1,488
94,027	5,821	7,838	6,120	3,172
78,497	5,969	8,179	6,450	3,401
44,122	2,736	3,982	3,068	1,570
370,727	24,517	33,396	26,314	15,012
87,848	11,247	14,051	13,353	12,867

6,966,793	296,649	633,001	503,124	226,281
(1,295,726)	(145,522)	(195,938)	(153,008)	(79,302)
(50,638)	(23,159)	(83,683)	(56,981)	(18,729)

5,620,429	127,968	353,380	293,135	128,250

18,748,322	1,661,202	1,347,806	673,888	132,063

—	(31,031)	(127,784)	(225,464)	(33,054)
—	(2,085,954)	(7,748,592)	(8,638,416)	(5,090,903)
—	2,786,516	6,459,837	6,248,314	4,029,705

—	(8,423,419)	(14,611,902)	(12,665,160)	(8,434,889)

—	(7,753,888)	(16,028,441)	(15,280,726)	(9,529,141)

$18,748,322	$(6,092,686)	$(14,680,635)	$(14,606,838)	$(9,397,078)

BB&T Funds

Statements of Changes in Net Assets

	Large Cap Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:

Operations:
Net investment income (loss)	$5,872,379	$10,168,264
Net realized gains (losses) on investments	(108,155,884)	147,788,254
Change in unrealized appreciation/depreciation of investments	(66,659,587)	(70,022,396)

Change in net assets from operations	(168,943,092)	87,934,122

Distributions to Class A Shareholders:
Net investment income	(341,699)	(686,203)
Net realized gains from investment transactions	(8,274,317)	(7,872,487)
Distributions to Class B Shareholders:
Net investment income	(44,925)	(101,336)
Net realized gains from investment transactions	(2,391,787)	(2,322,633)
Distributions to Class C Shareholders:
Net investment income	(897)	(1,272)
Net realized gains from investment transactions	(42,713)	(28,087)
Distributions to Institutional Class Shareholders:
Net investment income	(3,849,660)	(8,772,452)
Net realized gains from investment transactions	(83,406,706)	(92,332,617)

Change in net assets from shareholder distributions	(98,352,704)	(112,117,087)

Capital Transactions:
Change in net assets from capital transactions	(110,500,763)	(21,201,460)

Change in net assets	(377,796,559)	(45,384,425)
Net Assets:
Beginning of year	678,907,235	724,291,660

End of year	$301,110,676	$678,907,235

Accumulated undistributed (distributions in excess of) net investment income	$296,710	$(1,339,038)

See accompanying notes to the financial statements.

Mid Cap Value Fund		Mid Cap Growth Fund		Small Cap Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$879,150	$1,151,101	$(706,211)	$(461,603)	$(47,088)	$552,961
(16,834,089)	32,051,690	5,590,374	17,485,970	(9,037,965)	11,045,537
(46,480,519)	(903,836)	(68,942,001)	34,588,439	(3,331,748)	(7,334,815)

(62,435,458)	32,298,955	(64,057,838)	51,612,806	(12,416,801)	4,263,683

(54,349)	(42,266)	—	(11,053)	—	(46,916)
(3,751,755)	(693,630)	(831,721)	(1,325,555)	(698,940)	(553,525)

—	(653)	—	—	—	(15,999)
(562,319)	(279,401)	(199,021)	(325,988)	(268,548)	(242,839)

—	(311)	—	—	—	(80)
(104,132)	(37,242)	(3,514)	(3,932)	(2,260)	(1,227)

(574,144)	(908,039)	—	(192,033)	—	(476,954)
(22,736,900)	(8,780,169)	(13,328,532)	(15,466,884)	(6,562,322)	(4,595,341)

(27,783,599)	(10,741,711)	(14,362,788)	(17,325,445)	(7,532,070)	(5,932,881)

19,105,124	16,717,537	38,453,893	32,498,094	(32,010,799)	(27,869,717)

(71,113,933)	38,274,781	(39,966,733)	66,785,455	(51,959,670)	(29,538,915)

267,485,811	229,211,030	212,253,300	145,467,845	94,646,952	124,185,867

$196,371,878	$267,485,811	$172,286,567	$212,253,300	$42,687,282	$94,646,952

$259,209	$8,271	$—	$197,590	$—	$—

BB&T Funds

Statements of Changes in Net Assets, continued

	International Equity Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:

Operations:
Net investment income (loss)	$2,088,399	$2,058,308
Net realized gains (losses) on investments, written options and foreign currency transactions	(16,393,048)	86,150,966
Change in unrealized appreciation/depreciation of investments, written options and foreign currency transactions	(36,623,883)	(48,529,737)

Change in net assets from operations	(50,928,532)	39,679,537

Distributions to Class A Shareholders:
Net investment income	(11,955)	(27,834)
Net realized gains from investment transactions	(478,211)	(1,856,253)
Distributions to Class B Shareholders:
Net investment income	(2,081)	(6,694)
Net realized gains from investment transactions	(200,385)	(752,554)
Distributions to Class C Shareholders:
Net investment income	(511)	(779)
Net realized gains from investment transactions	(34,501)	(86,588)
Distributions to Institutional Class Shareholders:
Net investment income	(540,819)	(1,028,961)
Net realized gains from investment transactions	(14,487,875)	(59,687,732)

Change in net assets from shareholder distributions	(15,756,338)	(63,447,395)

Capital Transactions:
Change in net assets from capital transactions	9,464,586	(64,495,685)

Change in net assets	(57,220,284)	(88,263,543)
Net Assets:
Beginning of year	171,635,538	259,899,081

End of year	$114,415,254	$171,635,538

Accumulated undistributed (distributions in excess of) net investment income	$(661,873)	$(1,519,068)

See accompanying notes to the financial statements.

Special Opportunities Equity Fund		Equity Income Fund		Short U.S. Government Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$(2,000,807)	$(458,801)	$7,032,540	$3,414,388	$1,619,641	$2,026,088
15,766,722	30,012,518	82,198	12,836,464	195,216	(260,514)
(67,081,807)	15,949,968	(40,989,664)	8,664,766	22,467	614,081

(53,315,892)	45,503,685	(33,874,926)	24,915,618	1,837,324	2,379,655

—	—	(2,376,144)	(1,869,728)	(162,712)	(195,272)
(5,137,250)	(8,162,298)	(3,896,710)	(3,240,578)	—	—

—	—	(254,731)	(204,604)	—	—
(1,275,392)	(2,323,517)	(594,630)	(530,234)	—	—

—	—	(510,441)	(347,483)	—	—
(2,183,656)	(3,531,389)	(1,055,156)	(815,203)	—	—

—	—	(2,489,416)	(834,338)	(1,678,801)	(1,968,959)
(5,422,617)	(3,593,835)	(1,897,188)	(905,002)	—	—

(14,018,915)	(17,611,039)	(13,074,416)	(8,747,170)	(1,841,513)	(2,164,231)

102,850,291	97,527,607	149,218,678	49,098,976	4,862,017	(28,085,908)

35,515,484	125,420,253	102,269,336	65,267,424	4,857,828	(27,870,484)

331,854,252	206,433,999	184,384,103	119,116,679	44,733,745	72,604,229

$367,369,736	$331,854,252	$286,653,439	$184,384,103	$49,591,573	$44,733,745

$—	$—	$438,623	$125,735	$134,181	$229,312

BB&T Funds

Statements of Changes in Net Assets, continued

	Intermediate U.S. Government Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:

Operations:
Net investment income	$5,915,268	$7,750,672
Net realized gains (losses) on investments and futures contracts	1,437,688	(462,878)
Change in unrealized appreciation/depreciation of investments and futures contracts	222,260	1,087,993

Change in net assets from operations	7,575,216	8,375,787

Distributions to Class A Shareholders:
Net investment income	(392,787)	(405,661)
Distributions to Class B Shareholders:
Net investment income	(104,647)	(122,767)
Distributions to Class C Shareholders:
Net investment income	(6,854)	(7,341)
Distributions to Institutional Class Shareholders:
Net investment income	(5,528,547)	(7,236,773)

Change in net assets from shareholder distributions	(6,032,835)	(7,772,542)

Capital Transactions:
Change in net assets from capital transactions	(23,014,799)	(122,319,567)

Change in net assets	(21,472,418)	(121,716,322)
Net Assets:
Beginning of year	144,660,220	266,376,542

End of year	$123,187,802	$144,660,220

Accumulated undistributed (distributions in excess of) net investment income	$2,087,951	$1,590,109

See accompanying notes to the financial statements.

Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$20,586,282	$19,967,978	$535,952	$480,296	$435,124	$347,999
4,893,431	509,275	174,779	62,735	258,887	17,542
(15,299,384)	(226,187)	(529,441)	(122,253)	(544,735)	6,377

10,180,329	20,251,066	181,290	420,778	149,276	371,918

(388,654)	(339,118)	(163,224)	(112,279)	(107,055)	(65,464)

(190,134)	(178,658)	—	—	—	—

(5,112)	(3,775)	—	—	—	—

(20,998,569)	(19,672,399)	(371,553)	(372,085)	(327,380)	(282,470)

(21,582,469)	(20,193,950)	(534,777)	(484,364)	(434,435)	(347,934)

8,423,092	68,087,242	1,532,728	1,413,796	5,398,133	810,144

(2,979,048)	68,144,358	1,179,241	1,350,210	5,112,974	834,128

446,892,732	378,748,374	15,254,760	13,904,550	10,803,206	9,969,078

$443,913,684	$446,892,732	$16,434,001	$15,254,760	$15,916,180	$10,803,206

$615,479	$545,387	$1,081	$1,082	$(481)	$(483)

BB&T Funds

Statements of Changes in Net Assets, continued

	North Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:

Operations:
Net investment income	$4,290,208	$4,009,186
Net realized gains on investments	1,286,524	513,471
Change in unrealized appreciation/depreciation of investments	(3,853,560)	(908,406)

Change in net assets from operations	1,723,172	3,614,251

Distributions to Class A Shareholders:
Net investment income	(688,755)	(663,692)
Net realized gains from investment transactions	(80,446)	(16,410)
Distributions to Institutional Class Shareholders:
Net investment income	(3,598,766)	(3,376,300)
Net realized gains from investment transactions	(392,937)	(76,717)

Change in net assets from shareholder distributions	(4,760,904)	(4,133,119)

Capital Transactions:
Change in net assets from capital transactions	11,618,301	9,451,644

Change in net assets	8,580,569	8,932,776
Net Assets:
Beginning of year	115,949,820	107,017,044

End of year	$124,530,389	$115,949,820

Accumulated undistributed (distributions in excess of) net investment income	$63,879	$62,775

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$637,506	$644,287	$2,799,936	$2,799,580	$2,574,060	$2,602,678
367,435	156,690	674,431	456,932	80,243	137,978
(881,072)	(263,866)	(1,917,570)	(779,783)	(2,627,985)	(506,541)

123,869	537,111	1,556,797	2,476,729	26,318	2,234,115

(173,638)	(132,684)	(301,636)	(316,773)	(545,928)	(590,541)
(38,461)	(5,564)	(41,927)	(17,262)	(26,658)	(51,255)

(462,900)	(525,941)	(2,493,904)	(2,508,248)	(2,023,069)	(1,998,515)
(118,799)	(21,671)	(331,095)	(132,683)	(94,238)	(158,341)

(793,798)	(685,860)	(3,168,562)	(2,974,966)	(2,689,893)	(2,798,652)

4,891,270	(2,720,478)	5,212,442	694,202	6,215,443	3,290,294

4,221,341	(2,869,227)	3,600,677	195,965	3,551,868	2,725,757

16,558,444	19,427,671	77,713,550	77,517,585	69,414,840	66,689,083

$20,779,785	$16,558,444	$81,314,227	$77,713,550	$72,966,708	$69,414,840

$1,168	$1,168	$41,165	$38,240	$(41,328)	$(59,173)

BB&T Funds

Statements of Changes in Net Assets, continued

	National Tax-Free Money Market Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:

Operations:
Net investment income	$2,737,858	$3,701,449
Net realized gains (losses) from investments and distributions from underlying funds	14,077	(1,934)
Change in unrealized appreciation/depreciation of investments	—	—

Change in net assets from operations	2,751,935	3,699,515

Distributions to Class A Shareholders:
Net investment income	(10,692)	(8,765)
Net realized gains from investment transactions	—	—
Distributions to Class B Shareholders:
Net investment income	(18)	(26)
Net realized gains from investment transactions	—	—
Distributions to Class C Shareholders:
Net investment income	(14)	(23)
Net realized gains from investment transactions	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(2,727,134)	(3,695,663)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder distributions	(2,737,858)	(3,704,477)

Capital Transactions:
Change in net assets from capital transactions	41,316,045	14,358,518

Change in net assets	41,330,122	14,353,556
Net Assets:
Beginning of period	110,114,061	95,760,505

End of period	$151,444,183	$110,114,061

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions:

See accompanying notes to the financial statements.

Prime Money Market Fund		U.S. Treasury Money Market Fund		Capital Manager Conservative Growth Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$54,480,283	$75,886,889	$18,748,322	$31,809,789	$1,661,202	$2,180,717
11,598	443	—	—	669,531	5,487,471
—	—	—	—	(8,423,419)	(2,270,299)

54,491,881	75,887,332	18,748,322	31,809,789	(6,092,686)	5,397,889

(23,091,397)	(35,268,612)	(5,415,625)	(7,849,031)	(379,799)	(282,187)
—	—	—	—	(675,434)	—

(38,723)	(76,320)	(4,407)	(12,300)	(154,488)	(108,391)
—	—	—	—	(328,822)	—

(9,286)	(17,958)	(536)	(1,442)	(2,782)	(1,897)
—	—	—	—	(5,338)	—

(31,345,034)	(40,525,183)	(13,327,754)	(23,947,016)	(1,911,902)	(1,497,178)
—	—	—	—	(3,205,241)	—

(54,484,440)	(75,888,073)	(18,748,322)	(31,809,789)	(6,663,806)	(1,889,653)

204,571,687	165,025,324	330,323,479	218,218,600	2,284,184	(2,857,228)

204,579,128	165,024,583	330,323,479	218,218,600	(10,472,308)	651,008

1,535,616,611	1,370,592,028	868,038,190	649,819,590	62,156,482	61,505,474

$1,740,195,739	$1,535,616,611	$1,198,361,669	$868,038,190	$51,684,174	$62,156,482

$790	$4,947	$246	$246	$(21)	$345,940

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Moderate Growth Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:

Operations:
Net investment income	$1,347,806	$2,264,038
Net realized gains (losses) from investments and distributions from underlying funds	(1,416,539)	10,735,025
Change in unrealized appreciation/depreciation of investments	(14,611,902)	(3,672,327)

Change in net assets from operations	(14,680,635)	9,326,736

Distributions to Class A Shareholders:
Net investment income	(1,338,507)	(737,996)
Net realized gains from investment transactions	(3,913,868)	(718,101)
Distributions to Class B Shareholders:
Net investment income	(637,141)	(290,527)
Net realized gains from investment transactions	(2,268,968)	(461,691)
Distributions to Class C Shareholders:
Net investment income	(3,995)	(1,983)
Net realized gains from investment transactions	(15,622)	(3,019)
Distributions to Institutional Class Shareholders:
Net investment income	(1,086,147)	(635,461)
Net realized gains from investment transactions	(2,971,557)	(562,098)

Change in net assets from shareholder distributions	(12,235,805)	(3,410,876)

Capital Transactions:
Change in net assets from capital transactions	2,384,796	2,152,598

Change in net assets	(24,531,644)	8,068,458
Net Assets:
Beginning of year	88,989,375	80,920,917

End of year	$64,457,731	$88,989,375

Accumulated undistributed (distributions in excess of) net investment income	$(3,744)	$693,757

Share Transactions:

See accompanying notes to the financial statements.

Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$673,888	$1,491,800	$132,063	$633,802
(2,615,566)	9,706,100	(1,094,252)	6,104,990
(12,665,160)	(3,050,560)	(8,434,889)	(2,135,302)

(14,606,838)	8,147,340	(9,397,078)	4,603,490

(886,881)	(368,492)	(271,820)	(73,217)
(3,182,428)	(597,093)	(1,301,734)	(582,657)

(560,278)	(152,408)	(228,300)	(34,917)
(2,484,154)	(513,654)	(1,263,915)	(610,150)

(2,442)	(568)	(31)	(3)
(10,693)	(1,846)	(175)	(76)

(878,236)	(388,096)	(663,376)	(180,624)
(2,958,707)	(549,734)	(2,967,902)	(1,126,958)

(10,963,819)	(2,571,891)	(6,697,253)	(2,608,602)

4,277,204	2,764,281	2,429,937	6,125,389

(21,293,453)	8,339,730	(13,664,394)	8,120,277

70,811,438	62,471,708	38,752,255	30,631,978

$49,517,985	$70,811,438	$25,087,861	$38,752,255

$2,649	$666,082	$(1,432)	$392,521

BB&T Funds

Statements of Changes in Net Assets, continued

	Large Cap Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,094,192	$14,187,235
Proceeds from shares issued in conversion	—	9,225,927
Distributions reinvested	8,375,699	8,113,607
Value of shares redeemed	(9,975,098)	(13,877,936)

Change in net assets from Class A Share transactions	2,494,793	17,648,833
Class B Shares:
Proceeds from shares issued	528,077	11,618,943
Proceeds from shares issued in conversion	—	8,152,840
Distributions reinvested	2,406,467	2,404,114
Value of shares redeemed	(5,900,383)	(8,075,693)

Change in net assets from Class B Share transactions	(2,965,839)	14,100,204
Class C Shares:
Proceeds from shares issued	176,781	54,527
Proceeds from shares issued in conversion	—	40,108
Distributions reinvested	42,073	29,314
Value of shares redeemed	(192,818)	(32,949)

Change in net assets from Class C Share transactions	26,036	91,000
Institutional Shares:
Proceeds from shares issued	54,150,546	103,348,503
Proceeds from shares issued in conversion	—	132,004,067
Distributions reinvested	62,183,344	69,131,228
Value of shares redeemed	(226,393,904)	(197,727,473)
Redemption In-Kind	—	(159,797,822)

Change in net assets from Institutional Share transactions	(110,060,014)	(53,041,497)

Change in net assets from capital transactions	$(110,505,024)	$(21,201,460)

Share Transactions:
Class A Shares:
Issued	292,219	460,785
Issued in conversion	—	499,435
Reinvested	566,965	439,377
Redeemed	(741,687)	(721,421)

Change in Class A Shares	117,497	678,176
Class B Shares:
Issued	38,287	55,728
Issued in conversion	—	446,371
Reinvested	164,797	131,859
Redeemed	(436,535)	(427,558)

Change in Class B Shares	(233,451)	206,400
Class C Shares:
Issued	12,588	2,585
Issued in conversion	—	2,201
Reinvested	2,890	1,611
Redeemed	(15,247)	(1,774)

Change in Class C Shares	231	4,623
Institutional Shares:
Issued	3,815,821	6,062,779
Issued in conversion	—	7,122,489
Reinvested	4,188,597	3,733,676
Redeemed	(16,751,134)	(10,321,274)
Redemption In-Kind	—	(7,650,117)

Change in Institutional Shares	(8,746,716)	(1,052,447)

Change in Shares	(8,862,439)	(163,248)

See accompanying notes to the financial statements.

Mid Cap Value Fund		Mid Cap Growth Fund		Small Cap Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$31,373,575	$4,953,978	$1,505,577	$968,207	$908,488	$1,130,020
—	—	—	—	—	—
3,778,444	717,960	822,666	1,314,016	680,951	583,726
(10,645,106)	(3,752,987)	(1,891,497)	(2,907,306)	(1,458,959)	(2,141,754)

24,506,913	1,918,951	436,746	(625,083)	130,480	(428,008)

306,602	834,235	619,001	137,186	132,492	268,340
—	—	—	—	—	—
560,831	279,223	183,244	319,503	266,745	258,615
(945,376)	(951,182)	(365,179)	(559,369)	(1,052,630)	(1,180,317)

(77,943)	162,276	437,066	(102,680)	(653,393)	(653,362)

42,358	420,064	46,372	38,080	5,985	7,800
—	—	—	—	—	—
93,402	32,091	3,521	3,932	2,269	1,306
(606,537)	(155,437)	(48,413)	(34,839)	(14,770)	(2,405)

(470,777)	296,718	1,480	7,173	(6,516)	6,701

49,877,344	88,153,774	74,297,015	72,025,727	14,297,058	27,399,451
—	—	—	—	—	—
17,813,502	6,994,315	6,724,412	8,248,047	2,929,232	1,897,002
(72,545,320)	(35,880,335)	(43,442,826)	(42,686,040)	(48,707,178)	(19,176,001)
—	(44,928,162)	—	(4,369,050)	—	(36,915,500)

(4,854,474)	14,339,592	37,578,601	33,218,684	(31,480,888)	(26,795,048)

$19,103,719	$16,717,537	$38,453,893	$32,498,094	$(32,010,317)	$(27,869,717)

2,150,405	336,068	111,756	76,131	72,286	71,913
—	—	—	—	—	—
299,224	51,779	56,619	112,508	52,992	37,880
(901,246)	(254,537)	(147,297)	(228,749)	(117,039)	(136,614)

1,548,383	133,310	21,078	(40,110)	8,239	(26,821)

26,405	58,173	50,128	11,266	10,847	17,586
—	—	—	—	—	—
45,707	20,652	13,385	28,732	21,564	17,270
(84,136)	(66,387)	(30,403)	(47,022)	(87,051)	(77,524)

(12,024)	12,438	33,110	(7,024)	(54,640)	(42,668)

3,800	30,009	3,617	3,086	503	513
—	—	—	—	—	—
7,618	2,373	257	353	184	87
(56,499)	(11,128)	(4,134)	(2,895)	(1,314)	(162)

(45,081)	21,254	(260)	544	(627)	438

4,073,328	5,946,732	5,424,728	5,255,391	1,121,583	1,732,916
—	—	—	—	—	—
1,403,044	501,319	434,674	667,395	226,021	122,519
(6,195,958)	(2,438,770)	(3,144,521)	(3,166,590)	(3,872,224)	(1,210,272)
—	(3,269,881)	—	(324,354)	—	(2,454,488)

(719,586)	739,400	2,714,881	2,431,842	(2,524,620)	(1,809,325)

771,692	906,402	2,768,809	2,385,252	(2,571,648)	(1,878,376)

BB&T Funds

Statements of Changes in Net Assets, continued

	International Equity Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,710,821	$1,998,611
Distributions reinvested	477,321	1,730,260
Value of shares redeemed	(1,749,026)	(1,692,331)

Change in net assets from Class A Share transactions	439,116	2,036,540
Class B Shares:
Proceeds from shares issued	496,814	389,829
Distributions reinvested	197,185	727,505
Value of shares redeemed	(635,380)	(476,416)

Change in net assets from Class B Share transactions	58,619	640,918
Class C Shares:
Proceeds from shares issued	405,510	312,057
Distributions reinvested	34,368	83,382
Value of shares redeemed	(346,251)	(274,154)

Change in net assets from Class C Share transactions	93,627	121,285
Institutional Shares:
Proceeds from shares issued	40,508,166	47,026,787
Distributions reinvested	12,174,623	44,384,210
Value of shares redeemed	(43,809,359)	(158,705,425)
Redemption In-Kind	—	—

Change in net assets from Institutional Share transactions	8,873,430	(67,294,428)

Change in net assets from capital transactions	$9,464,792	$(64,495,685)

Share Transactions:
Class A Shares:
Issued	229,099	175,382
Reinvested	60,390	216,235
Redeemed	(244,295)	(153,239)

Change in Class A Shares	45,194	238,378
Class B Shares:
Issued	75,714	35,045
Reinvested	27,694	100,131
Redeemed	(100,597)	(42,221)

Change in Class B Shares	2,811	92,955
Class C Shares:
Issued	57,268	26,712
Reinvested	4,857	11,522
Redeemed	(57,747)	(24,245)

Change in Class C Shares	4,378	13,989
Institutional Shares:
Issued	5,457,885	3,956,411
Reinvested	1,494,589	5,403,382
Redeemed	(5,955,355)	(12,958,829)
Redemption In-Kind	—	—

Change in Institutional Shares	997,119	(3,599,036)

Change in Shares	1,049,502	(3,253,714)

See accompanying notes to the financial statements.

Special Opportunities Equity Fund		Equity Income Fund		Short U.S. Government Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$40,856,686	$39,074,075	$34,710,707	$33,173,623	$1,048,526	$229,726
5,048,436	8,015,337	5,628,335	4,536,352	150,983	169,142
(23,153,482)	(16,340,289)	(19,460,110)	(9,389,669)	(496,939)	(2,673,820)

22,751,640	30,749,123	20,878,932	28,320,306	702,570	(2,274,952)

4,512,724	4,872,905	4,803,961	4,309,373	—	—
1,230,275	2,216,989	821,322	702,659	—	—
(3,949,418)	(2,735,045)	(2,168,984)	(1,250,201)	—	—

1,793,581	4,354,849	3,456,299	3,761,831	—	—

13,757,104	12,824,966	13,710,537	11,070,676	—	—
2,118,775	3,487,658	1,473,697	1,128,345	—	—
(6,354,178)	(4,530,200)	(2,618,231)	(2,774,081)	—	—

9,521,701	11,782,424	12,566,003	9,424,940	—	—

97,927,526	109,366,904	121,610,130	38,208,367	16,917,479	10,658,575
2,934,080	1,876,403	3,172,202	1,230,480	771,045	743,822
(32,078,237)	(13,032,359)	(12,464,888)	(2,818,120)	(13,529,077)	(37,213,353)
—	(47,569,737)	—	(29,028,828)	—	—

68,783,369	50,641,211	112,317,444	7,591,899	4,159,447	(25,810,956)

$102,850,291	$97,527,607	$149,218,678	$49,098,976	$4,862,017	$(28,085,908)

2,323,415	2,242,033	2,521,954	2,321,711	108,963	24,191
283,620	490,235	405,008	328,353	15,762	17,801
(1,357,676)	(929,218)	(1,430,735)	(659,727)	(51,766)	(281,535)

1,249,359	1,803,050	1,496,227	1,990,337	72,959	(239,543)

267,355	289,148	348,224	304,174	—	—
71,904	139,785	58,978	51,282	—	—
(238,226)	(162,722)	(161,268)	(87,861)	—	—

101,033	266,211	245,934	267,595	—	—

814,720	765,670	1,001,325	781,282	—	—
123,760	219,764	106,251	82,322	—	—
(379,374)	(268,443)	(192,606)	(195,251)	—	—

559,106	716,991	914,970	668,353	—	—

5,554,590	6,193,705	8,974,014	2,698,449	1,760,740	1,120,091
162,733	113,584	232,928	87,705	80,416	78,186
(1,838,175)	(727,734)	(929,332)	(196,172)	(1,411,966)	(3,915,193)
—	(2,765,682)	—	(2,163,102)	—	—

3,879,148	2,813,873	8,277,610	426,880	429,190	(2,716,916)

5,788,646	5,600,125	10,934,741	3,353,165	502,149	(2,956,459)

BB&T Funds

Statements of Changes in Net Assets, continued

	Intermediate U.S. Government Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,151,603	$2,916,001
Distributions reinvested	353,870	361,664
Value of shares redeemed	(3,966,599)	(4,005,349)

Change in net assets from Class A Share transactions	538,874	(727,684)
Class B Shares:
Proceeds from shares issued	385,327	154,089
Distributions reinvested	97,910	113,023
Value of shares redeemed	(451,241)	(1,292,830)

Change in net assets from Class B Share transactions	31,996	(1,025,718)
Class C Shares:
Proceeds from shares issued	36,955	51,812
Distributions reinvested	5,172	5,544
Value of shares redeemed	(69,095)	(63,903)

Change in net assets from Class C Share transactions	(26,968)	(6,547)
Institutional Shares:
Proceeds from shares issued	22,634,205	21,463,527
Distributions reinvested	2,070,689	2,376,484
Value of shares redeemed	(48,264,831)	(144,399,629)
Redemption In-Kind	—	—

Change in net assets from Institutional Share transactions	(23,559,937)	(120,559,618)

Change in net assets from capital transactions	$(23,016,035)	$(122,319,567)

Share Transactions:
Class A Shares:
Issued	409,227	295,035
Reinvested	34,970	36,583
Redeemed	(392,944)	(406,012)

Change in Class A Shares	51,253	(74,394)
Class B Shares:
Issued	38,259	15,589
Reinvested	9,709	11,470
Redeemed	(44,813)	(131,126)

Change in Class B Shares	3,155	(104,067)
Class C Shares:
Issued	3,621	5,257
Reinvested	512	562
Redeemed	(6,910)	(6,436)

Change in Class C Shares	(2,777)	(617)
Institutional Shares:
Issued	2,222,644	2,166,829
Reinvested	204,335	239,674
Redeemed	(4,767,302)	(14,581,368)
Redemption In-Kind	—	—

Change in Institutional Shares	(2,340,323)	(12,174,865)

Change in Shares	(2,288,692)	(12,353,943)

See accompanying notes to the financial statements.

Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$4,023,188	$3,468,840	$1,625,822	$1,866,791	$2,480,710	$495,112
361,811	311,187	145,862	99,051	77,643	49,164
(3,860,681)	(1,779,311)	(767,557)	(61,529)	(511,076)	(88,708)

524,318	2,000,716	1,004,127	1,904,313	2,047,277	455,568

1,208,252	851,683	—	—	—	—
172,345	161,640	—	—	—	—
(1,297,198)	(896,952)	—	—	—	—

83,399	116,371	—	—	—	—

71,982	40,253	—	—	—	—
5,545	3,765	—	—	—	—
(4,672)	(44,757)	—	—	—	—

72,855	(739)	—	—	—	—

129,656,163	177,806,545	4,491,038	2,083,975	5,307,244	3,509,534
5,905,278	6,152,154	510	24,784	502	18,505
(127,818,921)	(100,790,343)	(3,962,947)	(2,599,276)	(1,956,890)	(3,173,463)
—	(17,197,462)	—	—	—	—

7,742,520	65,970,894	528,601	(490,517)	3,350,856	354,576

$8,423,092	$68,087,242	$1,532,728	$1,413,796	$5,398,133	$810,144

391,613	342,963	158,556	186,791	240,284	48,939
35,338	30,762	14,398	9,843	7,564	4,869
(376,613)	(176,552)	(75,594)	(6,092)	(49,995)	(8,785)

50,338	197,173	97,360	190,542	197,853	45,023

117,924	84,527	—	—	—	—
16,814	15,961	—	—	—	—
(126,837)	(88,668)	—	—	—	—

7,901	11,820	—	—	—	—

7,112	3,976	—	—	—	—
541	372	—	—	—	—
(456)	(4,392)	—	—	—	—

7,197	(44)	—	—	—	—

12,641,438	17,565,627	440,545	207,430	512,268	347,698
576,342	606,933	50	2,449	48	1,820
(12,502,515)	(9,966,290)	(391,077)	(257,904)	(189,664)	(315,431)
—	(1,689,338)	—		—	—

715,265	6,516,932	49,518	(48,025)	322,652	34,087

780,701	6,725,881	146,878	142,517	520,505	79,110

BB&T Funds

Statements of Changes in Net Assets, continued

	North Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,944,205	$2,939,881
Distributions reinvested	568,199	507,750
Value of shares redeemed	(1,700,381)	(2,851,510)

Change in net assets from Class A Share transactions	1,812,023	596,121
Institutional Shares:
Proceeds from shares issued	31,782,264	25,728,476
Distributions reinvested	77,486	280,682
Value of shares redeemed	(22,053,472)	(17,153,635)

Change in net assets from Institutional Share transactions	9,806,278	8,855,523

Change in net assets from capital transactions	$11,618,301	$9,451,644

Share Transactions:
Class A Shares:
Issued	283,508	286,001
Reinvested	54,918	49,151
Redeemed	(163,614)	(277,270)

Change in Class A Shares	174,812	57,882
Institutional Shares:
Issued	3,060,340	2,490,891
Reinvested	7,487	27,072
Redeemed	(2,122,943)	(1,660,642)

Change in Institutional Shares	944,884	857,321

Change in Shares	1,119,696	915,203

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$3,981,152	$314,862	$2,172,054	$706,378	$3,207,979	$2,503,718
198,480	123,800	238,707	222,489	382,916	441,243
(211,899)	(641,564)	(1,338,143)	(3,948,246)	(3,748,942)	(1,680,758)

3,967,733	(202,902)	1,072,618	(3,019,379)	(158,047)	1,264,203

5,213,821	1,696,157	15,679,123	16,081,394	16,692,942	12,202,042
4,568	36,815	59,853	236,144	37,186	146,109
(4,294,852)	(4,250,548)	(11,599,152)	(12,603,957)	(10,356,638)	(10,322,060)

923,537	(2,517,576)	4,139,824	3,713,581	6,373,490	2,026,091

$4,891,270	$(2,720,478)	$5,212,442	$694,202	$6,215,443	$3,290,294

386,187	30,656	190,550	62,321	331,224	256,907
19,397	12,039	21,015	19,657	39,668	45,342
(20,650)	(62,516)	(117,539)	(346,447)	(386,959)	(173,236)

384,934	(19,821)	94,026	(264,469)	(16,067)	129,013

511,702	166,035	1,373,960	1,425,022	1,725,229	1,257,159
449	3,589	5,271	20,797	3,860	14,952
(419,497)	(417,078)	(1,018,856)	(1,118,037)	(1,067,146)	(1,064,904)

92,654	(247,454)	360,375	327,782	661,943	207,207

477,588	(267,275)	454,401	63,313	645,876	336,220

BB&T Funds

Statements of Changes in Net Assets, continued

	National Tax-Free Money Market Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$647,092	$531,598
Distributions reinvested	10,685	8,765
Value of shares redeemed	(1,180,165)	(15,000)

Change in net assets from Class A Share transactions	(522,388)	525,363
Class B Shares:
Proceeds from shares issued	50	122
Distributions reinvested	17	26
Value of shares redeemed	(122)	—

Change in net assets from Class B Share transactions	(55)	148
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	14	22
Value of shares redeemed	—	—

Change in net assets from Class C Share transactions	14	22
Institutional Shares:
Proceeds from shares issued	271,228,429	211,070,119
Distributions reinvested	24	34
Value of shares redeemed	(229,389,979)	(197,237,168)

Change in net assets from Institutional Share transactions	41,838,474	13,832,985

Change in net assets from capital transactions	$41,316,045	$14,358,518

Share Transactions:
Class A Shares:
Issued	647,092	531,598
Reinvested	10,685	8,765
Redeemed	(1,180,081)	(15,000)

Change in Class A Shares	(522,304)	525,363
Class B Shares:
Issued	50	122
Reinvested	17	26
Redeemed	(122)	—

Change in Class B Shares	(55)	148
Class C Shares:
Issued	—	—
Reinvested	14	22
Redeemed	—	—

Change in Class C Shares	14	22
Institutional Shares:
Issued	271,228,345	211,070,119
Reinvested	24	34
Redeemed	(229,389,979)	(197,237,168)

Change in Institutional Shares	41,838,390	13,832,985

Change in Shares	41,316,045	14,358,518

See accompanying notes to the financial statements.

Prime Money Market Fund		U.S. Treasury Money Market Fund		Capital Manager Conservative Growth Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$883,890,942	$948,772,570	$491,757,763	$326,268,815	$1,694,450	$2,220,068
23,082,837	35,261,332	5,415,250	7,848,573	1,010,158	269,207
(889,204,868)	(874,980,414)	(322,554,015)	(191,604,870)	(2,902,409)	(2,602,438)

17,768,911	109,053,488	174,618,998	142,512,518	(197,801)	(113,163)

1,405,424	523,824	734,529	155,333	853,169	778,104
35,735	71,703	4,078	11,578	469,631	105,342
(1,302,998)	(1,222,026)	(442,830)	(246,200)	(1,018,074)	(1,347,548)

138,161	(626,499)	295,777	(79,289)	304,726	(464,102)

591,737	1,141,860	—	10,635	38,452	617
6,991	14,231	536	1,426	8,067	1,896
(814,854)	(1,088,873)	(5,700)	(24,813)	(10,295)	(58,914)

(216,126)	67,218	(5,164)	(12,752)	36,224	(56,401)

2,154,640,348	2,835,503,117	1,477,466,490	985,293,326	4,321,850	4,200,697
3,002,828	4,423,119	3,812,095	7,579,436	5,099,022	1,492,115
(1,970,762,435)	(2,783,395,119)	(1,325,864,717)	(917,074,639)	(7,279,837)	(7,916,374)

186,880,741	56,531,117	155,413,868	75,798,123	2,141,035	(2,223,562)

$204,571,687	$165,025,324	$330,323,479	$218,218,600	$2,284,184	$(2,857,228)

883,891,108	948,772,736	491,757,438	326,268,815	179,927	213,560
23,082,837	35,261,333	5,415,250	7,848,572	105,410	25,954
(889,204,868)	(874,980,414)	(322,554,015)	(191,604,842)	(315,524)	(251,189)

17,769,077	109,053,655	174,618,673	142,512,545	(30,187)	(11,675)

1,405,455	523,825	734,529	155,333	90,995	74,835
35,704	71,703	4,078	11,578	48,874	10,152
(1,302,998)	(1,222,026)	(442,830)	(246,200)	(109,494)	(129,999)

138,161	(626,498)	295,777	(79,289)	30,375	(45,012)

591,737	1,141,861	—	10,635	4,134	60
6,991	14,231	535	1,426	845	184
(814,855)	(1,088,873)	(5,700)	(24,813)	(1,117)	(5,707)

(216,127)	67,219	(5,165)	(12,752)	3,862	(5,463)

2,154,640,182	2,835,503,292	1,477,465,931	985,293,326	460,888	402,394
3,002,828	4,423,119	3,812,095	7,579,436	528,361	142,689
(1,970,762,435)	(2,783,395,119)	(1,325,864,717)	(917,074,551)	(768,685)	(757,131)

186,880,575	56,531,292	155,413,309	75,798,211	220,564	(212,048)

204,571,686	165,025,668	330,322,594	218,218,715	224,614	(274,198)

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Moderate Growth Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,054,599	$6,992,258
Distributions reinvested	5,146,292	1,421,952
Value of shares redeemed	(7,984,960)	(6,274,449)

Change in net assets from Class A Share transactions	1,215,931	2,139,761
Class B Shares:
Proceeds from shares issued	1,455,799	2,183,340
Distributions reinvested	2,882,142	746,011
Value of shares redeemed	(4,267,809)	(4,246,433)

Change in net assets from Class B Share transactions	70,132	(1,317,082)
Class C Shares:
Proceeds from shares issued	13,771	67,841
Distributions reinvested	19,617	5,003
Value of shares redeemed	(68,497)	(64,466)

Change in net assets from Class C Share transactions	(35,109)	8,378
Institutional Shares:
Proceeds from shares issued	4,551,083	7,255,795
Distributions reinvested	4,023,713	1,183,357
Value of shares redeemed	(7,440,954)	(7,117,611)

Change in net assets from Institutional Share transactions	1,133,842	1,321,541

Change in net assets from capital transactions	$2,384,796	$2,152,598

Share Transactions:
Class A Shares:
Issued	445,339	654,475
Reinvested	544,253	133,980
Redeemed	(895,379)	(585,008)

Change in Class A Shares	94,213	203,447
Class B Shares:
Issued	158,755	208,734
Reinvested	309,633	71,749
Redeemed	(485,694)	(404,722)

Change in Class B Shares	(17,306)	(124,239)
Class C Shares:
Issued	1,510	6,425
Reinvested	2,091	478
Redeemed	(7,716)	(6,210)

Change in Class C Shares	(4,115)	693
Institutional Shares:
Issued	497,015	676,580
Reinvested	424,216	110,942
Redeemed	(829,826)	(657,885)

Change in Institutional Shares	91,405	129,637

Change in Shares	164,197	209,538

See accompanying notes to the financial statements.

Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007

$2,941,986	$5,576,223	$704,541	$1,726,422
4,057,489	947,443	1,550,704	604,103
(5,400,646)	(5,187,348)	(2,186,528)	(1,239,442)

1,598,829	1,336,318	68,717	1,091,083

927,328	2,309,756	491,242	884,577
3,024,893	661,054	1,489,187	643,086
(3,701,869)	(3,720,005)	(1,499,992)	(1,473,690)

250,352	(749,195)	480,437	53,973

11,140	15,162	—	1,013
13,134	2,414	206	79
(15,905)	(7,327)	—	(10,196)

8,369	10,249	206	(9,104)

5,209,046	5,818,219	3,663,772	8,080,999
3,836,943	932,155	3,545,554	1,281,235
(6,626,335)	(4,583,465)	(5,328,749)	(4,372,797)

2,419,654	2,166,909	1,880,577	4,989,437

$4,277,204	$2,764,281	$2,429,937	$6,125,389

323,287	515,684	77,290	146,259
434,854	88,868	156,652	52,420
(613,123)	(480,641)	(232,401)	(103,919)

145,018	123,911	1,541	94,760

107,676	217,498	53,972	76,493
329,834	63,518	156,128	57,689
(439,284)	(351,080)	(167,455)	(127,251)

(1,774)	(70,064)	42,645	6,931

1,118	1,126	—	89
1,432	21	22	7
(2,018)	(143)	—	(910)

532	1,004	22	(814)

591,710	537,595	404,707	664,857
411,309	87,213	355,533	110,170
(751,404)	(425,050)	(574,198)	(362,697)

251,615	199,758	186,042	412,330

395,391	254,609	230,250	513,207

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Large Cap Fund
Year Ended September 30, 2008	$19.13	0.15	(c)	(5.14)	(4.99)	(0.10)	(2.73)	(2.83)
Year Ended September 30, 2007	$20.33	0.24	(c)	2.14	2.38	(0.23)	(3.35)	(3.58)
Year Ended September 30, 2006	$19.47	0.30	(c)	2.30	2.60	(0.30)	(1.44)	(1.74)
Year Ended September 30, 2005	$17.26	0.28		2.22	2.50	(0.29)	—	(0.29)
Year Ended September 30, 2004	$14.87	0.23		2.38	2.61	(0.22)	—	(0.22)
Mid Cap Value Fund
Year Ended September 30, 2008	$14.93	0.02	(c)	(3.07)	(3.05)	(0.02)	(1.36)	(1.38)
Year Ended September 30, 2007	$13.49	0.04	(c)	2.13	2.17	(0.04)	(0.69)	(0.73)
Year Ended September 30, 2006	$13.35	0.03	(c)	1.60	1.63	(0.04)	(1.45)	(1.49)
Year Ended September 30, 2005	$15.40	0.13	(c)	3.04	3.17	(0.13)	(5.09)	(5.22)
Year Ended September 30, 2004	$12.98	0.18	(c)	2.42	2.60	(0.18)	—	(0.18)
Mid Cap Growth Fund
Year Ended September 30, 2008	$14.84	(0.08	)(c)	(3.80)	(3.88)	—	(1.03)	(1.03)
Year Ended September 30, 2007	$12.45	(0.06	)(c)	4.11	4.05	(0.01)	(1.65)	(1.66)
Year Ended September 30, 2006	$13.90	(0.01	)(c)	— (d)	(0.01)	(0.02)	(1.42)	(1.44)
Year Ended September 30, 2005	$10.95	(0.09	)(c)	3.18	3.09	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.84	(0.08)		1.19	1.11	—	—	—
Small Cap Fund
Year Ended September 30, 2008	$14.92	(0.03	)(c)	(2.34)	(2.37)	—	(1.20)	(1.20)
Year Ended September 30, 2007	$15.11	0.07	(c)	0.73	0.80	(0.08)	(0.91)	(0.99)
Year Ended September 30, 2006	$16.38	—	(c)(d)	1.06	1.06	(0.03)	(2.30)	(2.33)
Year Ended September 30, 2005	$14.21	0.11	(c)	2.62	2.73	(0.14)	(0.42)	(0.56)
Year Ended September 30, 2004	$11.44	—	(c)(d)	2.90	2.90	(0.01)	(0.12)	(0.13)
International Equity Fund
Year Ended September 30, 2008	$8.41	0.08	(c)	(2.41)	(2.33)	(0.02)	(0.75)	(0.77)
Year Ended September 30, 2007	$11.06	0.12	(c)	1.82	1.94	(0.07)	(4.52)	(4.59)
Year Ended September 30, 2006	$9.58	0.14	(c)	1.49	1.63	(0.15)	—	(0.15)
Year Ended September 30, 2005	$8.12	0.10	(c)	1.47	1.57	(0.11)	—	(0.11)
Year Ended September 30, 2004	$6.88	0.07	(c)	1.25	1.32	(0.08)	—	(0.08)
Special Opportunities Equity Fund
Year Ended September 30, 2008	$18.29	(0.08	)(c)	(2.12)	(2.20)	—	(0.75)	(0.75)
Year Ended September 30, 2007	$16.43	(0.01	)(c)	3.47	3.46	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.57	(0.04)		1.69	1.65	—	(0.79)	(0.79)
Year Ended September 30, 2005	$13.08	(0.07)		2.68	2.61	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.06)		2.69	2.63	—	(0.08)	(0.08)
Equity Income Fund
Year Ended September 30, 2008	$15.03	0.43	(c)	(2.21)	(1.78)	(0.32)	(0.58)	(0.90)
Year Ended September 30, 2007	$13.36	0.36	(c)	2.31	2.67	(0.32)	(0.68)	(1.00)
Year Ended September 30, 2006	$12.09	0.28		1.58	1.86	(0.32)	(0.27)	(0.59)
Year Ended September 30, 2005	$10.35	0.24		1.77	2.01	(0.25)	(0.02)	(0.27)
June 30, 2004 to September 30, 2004 (e)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)
Short U.S. Government Fund
Year Ended September 30, 2008	$9.52	0.33	(c)	0.07	0.40	(0.38)	—	(0.38)
Year Ended September 30, 2007	$9.48	0.36	(c)	0.07	0.43	(0.39)	—	(0.39)
Year Ended September 30, 2006	$9.50	0.28	(c)	0.01 (f)	0.29	(0.31)	—	(0.31)
Year Ended September 30, 2005	$9.70	0.23		(0.14)	0.09	(0.29)	—	(0.29)
Year Ended September 30, 2004	$9.89	0.17		(0.10)	0.07	(0.26)	—	(0.26)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$11.31	(29.46)%	$36,066	1.14%	1.05%	1.43%	38.43%
$19.13	12.55%	$58,771	1.16%	1.25%	1.47%	68.60%
$20.33	14.29%	$48,656	1.14%	1.53%	1.43%	34.83%
$19.47	14.60%	$39,756	1.14%	1.56%	1.48%	19.50%
$17.26	17.61%	$31,783	1.20%	1.32%	1.56%	16.40%

$10.50	(22.00)%	$28,068	1.14%	0.17%	1.18%	65.74%
$14.93	16.48%	$16,811	1.16%	0.27%	1.20%	58.59%
$13.49	13.18%	$13,393	1.13%	0.23%	1.18%	53.92%
$13.35	20.82%	$12,361	1.15%	0.76%	1.25%	126.99%
$15.40	20.10%	$9,423	1.23%	1.22%	1.35%	19.17%

$9.93	(28.33)%	$8,093	1.15%	(0.58)%	1.19%	218.03%
$14.84	36.19%	$11,774	1.17%	(0.49)%	1.21%	134.95%
$12.45	(0.49)%	$10,381	1.14%	(0.07)%	1.19%	140.90%
$13.90	28.45%	$10,444	1.14%	(0.71)%	1.26%	92.74%
$10.95	11.28%	$8,079	1.25%	(0.90)%	1.36%	138.61%

$11.35	(16.80)%	$6,814	1.28%	(0.23)%	1.73%	94.93%
$14.92	5.13%	$8,839	1.31%	0.42%	1.76%	46.54%
$15.11	6.96%	$9,353	1.28%	(0.03)%	1.77%	43.25%
$16.38	19.64%	$1,604	1.29%	0.69%	1.77%	8.39%
$14.21	25.53%	$353	1.48%	(0.03)%	1.91%	11.25%

$5.31	(30.82)%	$3,524	1.56%	1.11%	1.99%	112.65%
$8.41	20.13%	$5,204	1.38%	1.02%	1.75%	129.80%
$11.06	17.04%	$4,202	1.40%	1.37%	1.75%	36.22%
$9.58	19.46%	$3,687	1.46%	1.15%	1.83%	44.96%
$8.12	19.25%	$1,686	1.58%	0.91%	1.92%	50.68%

$15.34	(12.61)%	$123,249	1.24%	(0.48)%	1.49%	25.80%
$18.29	22.24%	$124,136	1.28%	(0.04)%	1.53%	49.43%
$16.43	11.16%	$81,883	1.28%	(0.26)%	1.53%	58.01%
$15.57	20.05%	$75,627	1.30%	(0.41)%	1.57%	30.38%
$13.08	25.06%	$28,903	1.42%	(0.77)%	1.80%	32.06%

$12.35	(12.47)%	$98,584	1.14%	3.09%	1.39%	30.01%
$15.03	20.83%	$97,491	1.19%	2.53%	1.44%	37.85%
$13.36	15.79%	$60,059	1.20%	2.28%	1.45%	45.38%
$12.09	19.55%	$40,825	1.10%	2.57%	1.57%	39.65%
$10.35	3.89%	$6,342	1.54%	1.79%	2.14%	1.65%

$9.54	4.23%	$4,680	0.90%	3.42%	1.30%	48.20%
$9.52	4.67%	$3,978	0.91%	3.77%	1.31%	44.10%
$9.48	3.12%	$6,233	0.89%	2.99%	1.29%	98.08%
$9.50	0.96%	$7,980	0.91%	2.40%	1.34%	33.67%
$9.70	0.71%	$8,456	0.99%	1.85%	1.41%	62.59%

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net investment income		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Intermediate U.S. Government Fund
Year Ended September 30, 2008	$9.93	0.41	(a)	0.11		0.52	(0.42)	—	(0.42)
Year Ended September 30, 2007	$9.89	0.42	(a)	0.04		0.46	(0.42)	—	(0.42)
Year Ended September 30, 2006	$10.01	0.41	(a)	(0.11)		0.30	(0.42)	—	(0.42)
Year Ended September 30, 2005	$10.24	0.35	(a)	(0.15)		0.20	(0.38)	(0.05)	(0.43)
Year Ended September 30, 2004	$10.57	0.32		(0.19)		0.13	(0.33)	(0.13)	(0.46)
Total Return Bond Fund
Year Ended September 30, 2008	$10.12	0.43	(a)	(0.21)		0.22	(0.46)	—	(0.46)
Year Ended September 30, 2007	$10.12	0.44	(a)	0.01		0.45	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.31	0.42	(a)	(0.12)		0.30	(0.44)	(0.05)	(0.49)
Year Ended September 30, 2005	$10.59	0.38	(a)	(0.19)		0.19	(0.44)	(0.03)	(0.47)
Year Ended September 30, 2004	$10.72	0.41		(0.08)		0.33	(0.46)	—	(0.46)
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.06	0.32	(a)	(0.18)		0.14	(0.32)	—	(0.32)
Year Ended September 30, 2007	$10.12	0.32	(a)	(0.06)		0.26	(0.32)	—	(0.32)
Year Ended September 30, 2006	$10.06	0.30		0.06		0.36	(0.30)	—	(0.30)
Year Ended September 30, 2005	$10.22	0.27	(a)	(0.16)		0.11	(0.27)	—	(0.27)
Year Ended September 30, 2004	$10.23	0.27	(a)	(0.01)		0.26	(0.27)	—	(0.27)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.15	0.31	(a)	(0.11)		0.20	(0.31)	—	(0.31)
Year Ended September 30, 2007	$10.12	0.31	(a)	0.03		0.34	(0.31)	—	(0.31)
Year Ended September 30, 2006	$10.02	0.29		0.10		0.39	(0.29)	—	(0.29)
Year Ended September 30, 2005	$10.15	0.26	(a)	(0.13)		0.13	(0.26)	—	(0.26)
Year Ended September 30, 2004	$10.15	0.24		—	(b)	0.24	(0.24)	—	(0.24)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.33	0.35	(a)	(0.20)		0.15	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2007	$10.38	0.35	(a)	(0.04	)(a)	0.31	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.46	0.36		—	(b)	0.36	(0.35)	(0.09)	(0.44)
Year Ended September 30, 2005	$10.67	0.35		(0.19)		0.16	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2004	$10.81	0.32		(0.10)		0.22	(0.32)	(0.04)	(0.36)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.28	0.34	(a)	(0.24)		0.10	(0.34)	(0.09)	(0.43)
Year Ended September 30, 2007	$10.35	0.34	(a)	(0.05)		0.29	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.54	0.34		(0.01)		0.33	(0.34)	(0.18)	(0.52)
Year Ended September 30, 2005	$10.81	0.34		(0.19)		0.15	(0.34)	(0.08)	(0.42)
Year Ended September 30, 2004	$10.88	0.34		(0.07)		0.27	(0.33)	(0.01)	(0.34)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2008	$11.32	0.37	(a)	(0.16)		0.21	(0.37)	(0.05)	(0.42)
Year Ended September 30, 2007	$11.39	0.38	(a)	(0.04)		0.34	(0.39)	(0.02)	(0.41)
Year Ended September 30, 2006	$11.49	0.40		(0.05)		0.35	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$11.74	0.39		(0.22)		0.17	(0.40)	(0.02)	(0.42)
Year Ended September 30, 2004	$11.96	0.38		(0.14)		0.24	(0.38)	(0.08)	(0.46)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2008	$9.71	0.33	(a)	(0.33)		—	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2007	$9.79	0.35	(a)	(0.05)		0.30	(0.35)	(0.03)	(0.38)
Year Ended September 30, 2006	$9.85	0.39		(0.02)		0.37	(0.37)	(0.06)	(0.43)
Year Ended September 30, 2005	$10.08	0.35		(0.15)		0.20	(0.35)	(0.08)	(0.43)
Year Ended September 30, 2004	$10.20	0.32		(0.07)		0.25	(0.33)	(0.04)	(0.37)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.03	5.30%	$9,654	0.92%	4.08%	1.29%	116.07%
$9.93	4.78%	$9,050	0.93%	4.27%	1.30%	85.83%
$9.89	3.08%	$9,748	0.92%	4.21%	1.29%	127.13%
$10.01	1.98%	$13,744	0.96%	3.41%	1.33%	107.04%
$10.24	1.30%	$11,959	1.05%	2.90%	1.42%	98.35%

$9.88	2.06%	$8,700	0.91%	4.24%	1.28%	190.15%
$10.12	4.51%	$8,403	0.93%	4.37%	1.30%	222.24%
$10.12	2.96%	$6,407	0.93%	4.16%	1.29%	226.36%
$10.31	1.88%	$7,254	0.96%	3.62%	1.33%	173.74%
$10.59	3.22%	$4,786	1.07%	3.84%	1.44%	31.95%

$9.88	1.34%	$5,510	0.89%	3.13%	1.34%	54.22%
$10.06	2.66%	$4,630	0.90%	3.19%	1.35%	69.73%
$10.12	3.67%	$2,729	0.91%	3.02%	1.37%	64.55%
$10.06	1.06%	$2,566	0.89%	2.65%	1.47%	37.50%
$10.22	2.55%	$2,746	0.78%	2.63%	1.57%	24.78%

$10.04	1.84%	$4,389	0.79%	3.01%	1.34%	108.13%
$10.15	3.38%	$2,429	0.84%	3.05%	1.39%	136.09%
$10.12	3.95%	$1,966	0.85%	2.89%	1.41%	219.80%
$10.02	1.28%	$1,609	0.81%	2.57%	1.52%	44.67%
$10.15	2.37%	$667	0.75%	2.32%	1.73%	55.18%

$10.09	1.42%	$20,971	0.89%	3.34%	1.29%	82.02%
$10.33	3.07%	$19,668	0.91%	3.40%	1.31%	106.16%
$10.38	3.58%	$19,163	0.90%	3.45%	1.30%	94.95%
$10.46	1.49%	$21,600	0.90%	3.29%	1.36%	60.84%
$10.67	2.10%	$22,689	0.90%	3.03%	1.42%	67.80%

$9.95	0.94%	$7,481	0.96%	3.28%	1.36%	127.76%
$10.28	2.91%	$3,769	0.93%	3.34%	1.35%	68.69%
$10.35	3.27%	$4,001	0.93%	3.30%	1.35%	80.24%
$10.54	1.39%	$4,072	0.92%	3.20%	1.40%	56.03%
$10.81	2.60%	$4,149	0.90%	3.11%	1.44%	32.63%

$11.11	1.79%	$9,683	0.89%	3.25%	1.29%	53.28%
$11.32	3.05%	$8,802	0.91%	3.39%	1.31%	85.36%
$11.39	3.23%	$11,877	0.90%	3.55%	1.30%	76.53%
$11.49	1.44%	$13,145	0.89%	3.39%	1.36%	48.04%
$11.74	2.05%	$13,005	0.91%	3.22%	1.43%	45.07%

$9.36	(0.08)%	$16,138	0.91%	3.41%	0.91%	39.13%
$9.71	3.12%	$16,897	0.91%	3.61%	0.91%	49.60%
$9.79	3.85%	$15,773	0.90%	3.80%	0.90%	50.14%
$9.85	1.97%	$13,911	0.93%	3.50%	0.96%	32.10%
$10.08	2.51%	$10,815	1.01%	3.24%	1.03%	16.24%

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net investment income		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
National Tax-Free Money Market Fund
Year Ended September 30, 2008	$1.00	0.02	(c)	—	(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.03	(c)	—		0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (e)	$1.00	—	(d)	—		— (d)	— (d)	—	— (d)
Prime Money Market Fund
Year Ended September 30, 2008	$1.00	0.03	(c)	—	(d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.04		—	(d)	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(d)	—	(d)	— (d)	— (d)	—	— (d)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008	$1.00	0.02	(c)	—	(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.04		—		0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(d)	—		— (d)	— (d)	—	— (d)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2008	$10.53	0.26	(c)	(1.24)		(0.98)	(0.39)	(0.73)	(1.12)
Year Ended September 30, 2007	$9.96	0.34	(c)	0.53		0.87	(0.30)	—	(0.30)
Year Ended September 30, 2006	$9.76	0.31	(c)	0.22		0.53	(0.33)	—	(0.33)
Year Ended September 30, 2005	$9.30	0.23		0.45		0.68	(0.22)	—	(0.22)
Year Ended September 30, 2004	$8.84	0.16	(c)	0.46		0.62	(0.16)	—	(0.16)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2008	$10.94	0.17	(c)	(1.86)		(1.69)	(0.35)	(1.13)	(1.48)
Year Ended September 30, 2007	$10.22	0.29	(c)	0.87		1.16	(0.22)	(0.22)	(0.44)
Year Ended September 30, 2006	$9.79	0.24	(c)	0.45		0.69	(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.01	0.17	(c)	0.76		0.93	(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.28	0.08	(c)	0.73		0.81	(0.08)	—	(0.08)
Capital Manager Growth Fund***
Year Ended September 30, 2008	$11.13	0.11	(c)	(2.21)		(2.10)	(0.33)	(1.37)	(1.70)
Year Ended September 30, 2007	$10.23	0.25	(c)	1.08		1.33	(0.16)	(0.27)	(0.43)
Year Ended September 30, 2006	$9.68	0.20	(c)	0.56		0.76	(0.21)	—	(0.21)
Year Ended September 30, 2005	$8.70	0.13		0.96		1.09	(0.11)	—	(0.11)
Year Ended September 30, 2004	$7.81	0.05	(c)	0.88		0.93	(0.04)	—	(0.04)
Capital Manager Equity Fund***
Year Ended September 30, 2008	$12.26	0.04	(c)	(2.76)		(2.72)	(0.32)	(1.81)	(2.13)
Year Ended September 30, 2007	$11.57	0.21	(c)	1.43		1.64	(0.10)	(0.85)	(0.95)
Year Ended September 30, 2006	$10.95	0.17	(c)	0.83		1.00	(0.19)	(0.19)	(0.38)
Year Ended September 30, 2005	$9.58	0.09	(c)	1.34		1.43	(0.06)	—	(0.06)
Year Ended September 30, 2004	$8.45	0.02	(c)	1.12		1.14	(0.01)	—	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**

$1.00	2.11%	$4	0.66%	2.48%	0.96%	—
$1.00	3.08%	$526	0.66%	3.06%	0.97%	—
$1.00	0.51%	$1	0.62%	2.96%	1.26%	—

$1.00	2.86%	$763,152	0.96%	2.79%	1.08%	—
$1.00	4.51%	$745,381	0.98%	4.42%	1.10%	—
$1.00	3.86%	$636,327	0.98%	3.83%	1.09%	—
$1.00	1.92%	$493,282	0.91%	1.91%	1.13%	—
$1.00	0.41%	$426,217	0.86%	0.40%	1.20%	—

$1.00	1.75%	$485,031	0.93%	1.72%	1.08%	—
$1.00	4.20%	$310,413	0.97%	4.07%	1.11%	—
$1.00	3.64%	$167,900	0.96%	3.63%	1.09%	—
$1.00	1.69%	$114,260	0.89%	1.66%	1.14%	—
$1.00	0.31%	$122,500	0.79%	0.31%	1.21%	—

$8.43	(10.33)%	$7,573	0.35%	2.72%	0.85%	39.99%
$10.53	8.86%	$9,781	0.35%	3.28%	0.91%	29.58%
$9.96	5.54%	$9,365	0.33%	3.12%	0.95%	5.69%
$9.76	7.39%	$8,646	0.43%	2.45%	1.01%	52.50%
$9.30	6.97%	$5,242	0.69%	1.68%	1.14%	2.47%

$7.77	(17.44)%	$27,775	0.35%	1.82%	0.85%	63.63%
$10.94	11.48%	$38,081	0.36%	2.68%	0.92%	40.05%
$10.22	7.10%	$33,472	0.35%	2.44%	0.97%	7.33%
$9.79	10.35%	$28,912	0.48%	1.77%	1.05%	37.83%
$9.01	9.77%	$20,428	0.74%	0.92%	1.19%	0.17%

$7.33	(21.65)%	$18,321	0.35%	1.23%	0.85%	77.54%
$11.13	13.19%	$26,189	0.36%	2.33%	0.93%	44.48%
$10.23	7.97%	$22,801	0.36%	2.01%	0.98%	6.26%
$9.68	12.51%	$17,219	0.48%	1.37%	1.07%	26.22%
$8.70	11.85%	$12,007	0.75%	0.52%	1.23%	0.19%

$7.41	(26.23)%	$5,680	0.38%	0.44%	0.88%	67.40%
$12.26	14.79%	$9,384	0.37%	1.77%	0.93%	48.80%
$11.57	9.39%	$7,762	0.36%	1.53%	0.97%	1.48%
$10.95	14.95%	$6,183	0.45%	0.91%	1.09%	2.14%
$9.58	13.53%	$3,557	0.77%	0.22%	1.31%	3.10%

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Large Cap Fund
Year Ended September 30, 2008	$18.90	0.04	(c)	(5.05)	(5.01)	(0.05)	(2.73)	(2.78)
Year Ended September 30, 2007	$20.15	0.09	(c)	2.12	2.21	(0.11)	(3.35)	(3.46)
Year Ended September 30, 2006	$19.31	0.16	(c)	2.27	2.43	(0.15)	(1.44)	(1.59)
Year Ended September 30, 2005	$17.12	0.13		2.22	2.35	(0.16)	—	(0.16)
Year Ended September 30, 2004	$14.75	0.09		2.38	2.47	(0.10)	—	(0.10)
Mid Cap Value Fund
Year Ended September 30, 2008	$14.55	(0.07	)(c)	(2.98)	(3.05)	—	(1.36)	(1.36)
Year Ended September 30, 2007	$13.23	(0.07	)(c)	2.08	2.01	— (d)	(0.69)	(0.69)
Year Ended September 30, 2006	$13.16	(0.07	)(c)	1.59	1.52	— (d)	(1.45)	(1.45)
Year Ended September 30, 2005	$15.30	—	(c)(d)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.91	0.07	(c)	2.42	2.49	(0.10)	—	(0.10)
Mid Cap Growth Fund
Year Ended September 30, 2008	$14.06	(0.16	)(c)	(3.56)	(3.72)	—	(1.03)	(1.03)
Year Ended September 30, 2007	$11.95	(0.15	)(c)	3.91	3.76	—	(1.65)	(1.65)
Year Ended September 30, 2006	$13.47	(0.11	)(c)	0.01 (e)	(0.10)	—	(1.42)	(1.42)
Year Ended September 30, 2005	$10.70	(0.17	)(c)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.68	(0.16)		1.18	1.02	—	—	—
Small Cap Fund
Year Ended September 30, 2008	$14.43	(0.12	)(c)	(2.25)	(2.37)	—	(1.20)	(1.20)
Year Ended September 30, 2007	$14.73	(0.05	)(c)	0.72	0.67	(0.06)	(0.91)	(0.97)
Year Ended September 30, 2006	$16.11	(0.12	)(c)	1.05	0.93	(0.01)	(2.30)	(2.31)
Year Ended September 30, 2005	$14.06	—	(c)(d)	2.58	2.58	(0.11)	(0.42)	(0.53)
Year Ended September 30, 2004	$11.40	(0.10	)(c)	2.88	2.78	—	(0.12)	(0.12)
International Equity Fund
Year Ended September 30, 2008	$7.65	0.02	(c)	(2.16)	(2.14)	(0.01)	(0.75)	(0.76)
Year Ended September 30, 2007	$10.46	0.03	(c)	1.72	1.75	(0.04)	(4.52)	(4.56)
Year Ended September 30, 2006	$9.09	0.06	(c)	1.42	1.48	(0.11)	—	(0.11)
Year Ended September 30, 2005	$7.74	0.03	(c)	1.38	1.41	(0.06)	—	(0.06)
Year Ended September 30, 2004	$6.57	0.02	(c)	1.19	1.21	(0.04)	—	(0.04)
Special Opportunities Equity Fund
Year Ended September 30, 2008	$17.63	(0.21	)(c)	(2.02)	(2.23)	—	(0.75)	(0.75)
Year Ended September 30, 2007	$16.00	(0.13	)(c)	3.36	3.23	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.29	(0.16)		1.66	1.50	—	(0.79)	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)		2.59	2.46	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.12)		2.65	2.53	—	(0.08)	(0.08)
Equity Income Fund
Year Ended September 30, 2008	$14.99	0.32	(c)	(2.20)	(1.88)	(0.22)	(0.58)	(0.80)
Year Ended September 30, 2007	$13.33	0.25	(c)	2.31	2.56	(0.22)	(0.68)	(0.90)
Year Ended September 30, 2006	$12.08	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)
Year Ended September 30, 2005	$10.34	0.16		1.77	1.93	(0.17)	(0.02)	(0.19)
June 30, 2004 to September 30, 2004 (f)	$10.00	0.03	(c)	0.34	0.37	(0.03)	—	(0.03)
Intermediate U.S. Government Fund
Year Ended September 30, 2008	$9.90	0.34	(c)	0.10	0.44	(0.34)	—	(0.34)
Year Ended September 30, 2007	$9.86	0.35	(c)	0.04	0.39	(0.35)	—	(0.35)
Year Ended September 30, 2006	$9.98	0.34	(c)	(0.12)	0.22	(0.34)	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27	(c)	(0.13)	0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.21		(0.16)	0.05	(0.25)	(0.13)	(0.38)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.
(f)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$11.11	(29.98)%	$7,866	1.89%	0.28%	1.93%	38.43%
$18.90	11.67%	$17,796	1.91%	0.50%	1.97%	68.60%
$20.15	13.45%	$14,808	1.88%	0.85%	1.93%	34.83%
$19.31	13.75%	$22,148	1.89%	0.82%	1.99%	19.50%
$17.12	16.75%	$26,309	1.95%	0.58%	2.06%	16.40%

$10.14	(22.60)%	$4,136	1.89%	(0.58)%	1.93%	65.74%
$14.55	15.58%	$6,112	1.91%	(0.48)%	1.95%	58.59%
$13.23	12.38%	$5,391	1.89%	(0.53)%	1.93%	53.92%
$13.16	19.94%	$4,534	1.89%	0.02%	1.99%	126.99%
$15.30	19.31%	$3,582	1.98%	0.47%	2.10%	19.17%

$9.31	(28.79)%	$2,093	1.90%	(1.32)%	1.94%	218.03%
$14.06	35.13%	$2,697	1.92%	(1.24)%	1.96%	134.95%
$11.95	(1.23)%	$2,377	1.89%	(0.83)%	1.94%	140.90%
$13.47	27.42%	$2,395	1.91%	(1.46)%	2.01%	92.74%
$10.70	10.54%	$1,973	2.00%	(1.65)%	2.11%	138.61%

$10.86	(17.42)%	$1,960	2.03%	(1.00)%	2.23%	94.93%
$14.43	4.37%	$3,393	2.06%	(0.31)%	2.26%	46.54%
$14.73	6.19%	$4,092	2.04%	(0.79)%	2.28%	43.25%
$16.11	18.79%	$259	2.05%	0.00%	2.27%	8.39%
$14.06	24.56%	$136	2.22%	(0.75)%	2.41%	11.25%

$4.75	(31.33)%	$1,281	2.31%	0.38%	2.49%	112.65%
$7.65	19.28%	$2,041	2.12%	0.26%	2.25%	129.80%
$10.46	16.27%	$1,819	2.15%	0.64%	2.25%	36.22%
$9.09	18.34%	$2,007	2.20%	0.36%	2.33%	44.96%
$7.74	18.47%	$2,140	2.33%	0.24%	2.42%	50.68%

$14.65	(13.28)%	$26,347	1.99%	(1.22)%	1.99%	25.80%
$17.63	21.33%	$29,931	2.03%	(0.79)%	2.03%	49.43%
$16.00	10.35%	$22,901	2.03%	(1.01)%	2.03%	58.01%
$15.29	19.09%	$21,911	2.06%	(1.18)%	2.08%	30.38%
$12.95	24.17%	$13,215	2.15%	(1.51)%	2.30%	32.06%

$12.31	(13.14)%	$15,176	1.89%	2.35%	1.89%	30.01%
$14.99	19.97%	$14,796	1.94%	1.78%	1.94%	37.85%
$13.33	14.84%	$9,592	1.95%	1.52%	1.95%	45.38%
$12.08	18.79%	$5,611	1.87%	1.74%	2.09%	39.65%
$10.34	3.66%	$1,672	2.29%	1.07%	2.65%	1.65%

$10.00	4.52%	$3,070	1.67%	3.34%	1.79%	116.07%
$9.90	4.01%	$3,006	1.68%	3.52%	1.80%	85.83%
$9.86	2.32%	$4,020	1.68%	3.48%	1.79%	127.13%
$9.98	1.33%	$5,725	1.71%	2.67%	1.84%	107.04%
$10.20	0.55%	$6,883	1.80%	2.15%	1.92%	98.35%

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Total Return Bond Fund
Year Ended September 30, 2008	$10.13	0.36	(c)	(0.22)		0.14	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37	(c)	—		0.37	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34	(c)	(0.12)		0.22	(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30	(c)	(0.18)		0.12	(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.32		(0.07)		0.25	(0.38)	—	(0.38)
National Tax-Free Money Market Fund
Year Ended September 30, 2008	$1.00	0.02	(c)	(0.01	)(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$1.00	0.02	(c)	—		0.02	(0.02)	—	(0.02)
August 1, 2006 to September 30, 2006 (e)	$1.00	—	(d)	—		— (d)	— (d)	—	— (d)
Prime Money Market Fund
Year Ended September 30, 2008	$1.00	0.02	(c)	—	(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—	(d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	—	(d)	— (d)	— (d)	—	— (d)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008	$1.00	0.01	(c)	—	(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—		0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—		0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	—		— (d)	— (d)	—	— (d)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2008	$10.54	0.19	(c)	(1.25)		(1.06)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$9.96	0.27	(c)	0.54		0.81	(0.23)	—	(0.23)
Year Ended September 30, 2006	$9.76	0.23	(c)	0.23		0.46	(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.30	0.16		0.45		0.61	(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.85	0.09	(c)	0.45		0.54	(0.09)	—	(0.09)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2008	$10.75	0.10	(c)	(1.81)		(1.71)	(0.29)	(1.13)	(1.42)
Year Ended September 30, 2007	$10.05	0.21	(c)	0.85		1.06	(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$9.64	0.17	(c)	0.42		0.59	(0.18)	—	(0.18)
Year Ended September 30, 2005	$8.86	0.09	(c)	0.77		0.86	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.15	0.02	(c)	0.71		0.73	(0.02)	—	(0.02)
Capital Manager Growth Fund***
Year Ended September 30, 2008	$10.92	0.04	(c)	(2.15)		(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18	(c)	1.04		1.22	(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$9.51	0.12	(c)	0.56		0.68	(0.14)	—	(0.14)
Year Ended September 30, 2005	$8.55	0.05	(c)	0.95		1.00	(0.04)	—	(0.04)
Year Ended September 30, 2004	$7.70	(0.02	)(c)	0.87		0.85	—	—	—
Capital Manager Equity Fund***
Year Ended September 30, 2008	$11.86	(0.03	)(c)	(2.65)		(2.68)	(0.28)	(1.81)	(2.09)
Year Ended September 30, 2007	$11.26	0.12	(c)	1.38		1.50	(0.05)	(0.85)	(0.90)
Year Ended September 30, 2006	$10.67	0.09	(c)	0.80		0.89	(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$9.36	0.01	(c)	1.31		1.32	(0.01)	—	(0.01)
Year Ended September 30, 2004	$8.30	(0.05	)(c)	1.11		1.06	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**

$9.89	1.31%	$4,951	1.66%	3.49%	1.78%	190.15%
$10.13	3.73%	$4,992	1.68%	3.62%	1.80%	222.24%
$10.13	2.27%	$4,872	1.68%	3.39%	1.79%	226.36%
$10.32	1.21%	$6,161	1.71%	2.87%	1.84%	173.14%
$10.59	2.45%	$6,602	1.82%	3.09%	1.94%	31.95%

$1.00	1.51%	$1	1.27%	1.51%	1.27%	—
$1.00	2.38%	$1	1.33%	2.36%	1.38%	—
$1.00	0.36%	$1	1.39%	2.19%	1.78%	—

$1.00	2.35%	$1,767	1.46%	2.26%	1.58%	—
$1.00	4.01%	$1,629	1.48%	3.92%	1.60%	—
$1.00	3.37%	$2,256	1.48%	3.34%	1.59%	—
$1.00	1.32%	$1,790	1.49%	1.28%	1.63%	—
$1.00	0.06%	$2,280	1.20%	0.06%	1.70%	—

$1.00	1.28%	$597	1.38%	1.14%	1.58%	—
$1.00	3.72%	$301	1.46%	3.64%	1.60%	—
$1.00	3.12%	$381	1.46%	2.97%	1.59%	—
$1.00	1.09%	$807	1.48%	1.05%	1.64%	—
$1.00	0.05%	$887	1.05%	0.05%	1.71%	—

$8.43	(11.09)%	$4,081	1.10%	1.98%	1.35%	39.99%
$10.54	8.17%	$4,779	1.10%	2.60%	1.41%	29.58%
$9.96	4.75%	$4,968	1.08%	2.37%	1.45%	5.69%
$9.76	6.58%	$4,992	1.20%	1.64%	1.51%	52.50%
$9.30	6.10%	$4,857	1.44%	0.93%	1.64%	2.47%

$7.62	(17.99)%	$15,305	1.10%	1.07%	1.35%	63.63%
$10.75	10.67%	$21,791	1.11%	1.96%	1.42%	40.05%
$10.05	6.21%	$21,610	1.10%	1.70%	1.47%	7.33%
$9.64	9.72%	$21,909	1.24%	0.99%	1.55%	37.83%
$8.86	8.94%	$19,049	1.49%	0.17%	1.69%	0.17%

$7.17	(22.32)%	$13,306	1.10%	0.47%	1.35%	77.54%
$10.92	12.31%	$20,286	1.11%	1.71%	1.43%	44.48%
$10.05	7.22%	$19,366	1.11%	1.27%	1.48%	6.26%
$9.51	11.68%	$17,141	1.23%	0.59%	1.57%	26.22%
$8.55	11.04%	$13,730	1.50%	(0.23)%	1.73%	0.19%

$7.09	(26.69)%	$5,406	1.13%	(0.31)%	1.38%	67.40%
$11.86	13.88%	$8,535	1.12%	1.07%	1.43%	48.80%
$11.26	8.51%	$8,023	1.11%	0.80%	1.47%	1.48%
$10.67	14.11%	$7,515	1.21%	0.11%	1.58%	2.14%
$9.36	12.77%	$5,720	1.52%	(0.54)%	1.81%	3.10%

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Large Cap Fund
Year Ended September 30, 2008	$18.87	0.04	(c)	(5.05)	(5.01)	(0.05)	(2.73)	(2.78)
Year Ended September 30, 2007	$20.11	0.09	(c)	2.13	2.22	(0.11)	(3.35)	(3.46)
Year Ended September 30, 2006	$19.28	0.16	(c)	2.26	2.42	(0.15)	(1.44)	(1.59)
Year Ended September 30, 2005	$17.09	0.14		2.19	2.33	(0.14)	—	(0.14)
Year Ended September 30, 2004	$14.73	0.09		2.37	2.46	(0.10)	—	(0.10)
Mid Cap Value Fund
Year Ended September 30, 2008	$14.55	(0.07	)(c)	(2.98)	(3.05)	—	(1.36)	(1.36)
Year Ended September 30, 2007	$13.23	(0.07	)(c)	2.08	2.01	— (d)	(0.69)	(0.69)
Year Ended September 30, 2006	$13.16	(0.07	)(c)	1.59	1.52	— (d)	(1.45)	(1.45)
Year Ended September 30, 2005	$15.30	—	(c)(d)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.92	0.07	(c)	2.41	2.48	(0.10)	—	(0.10)
Mid Cap Growth Fund
Year Ended September 30, 2008	$14.08	(0.16	)(c)	(3.57)	(3.73)	—	(1.03)	(1.03)
Year Ended September 30, 2007	$11.96	(0.15	)(c)	3.92	3.77	—	(1.65)	(1.65)
Year Ended September 30, 2006	$13.47	(0.09	)(c)	— (d)	(0.09)	—	(1.42)	(1.42)
Year Ended September 30, 2005	$10.70	(0.17	)(c)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.69	(0.16)		1.17	1.01	—	—	—
Small Cap Fund
Year Ended September 30, 2008	$14.41	(0.12	)(c)	(2.25)	(2.37)	—	(1.20)	(1.20)
Year Ended September 30, 2007	$14.71	(0.06	)(c)	0.73	0.67	(0.06)	(0.91)	(0.97)
Year Ended September 30, 2006	$16.10	(0.11	)(c)	1.03	0.92	(0.01)	(2.30)	(2.31)
Year Ended September 30, 2005	$14.06	(0.02	)(c)	2.60	2.58	(0.12)	(0.42)	(0.54)
Year Ended September 30, 2004	$11.40	(0.12	)(c)	2.90	2.78	—	(0.12)	(0.12)
International Equity Fund
Year Ended September 30, 2008	$7.62	0.03	(c)	(2.16)	(2.13)	(0.01)	(0.75)	(0.76)
Year Ended September 30, 2007	$10.44	0.01	(c)	1.73	1.74	(0.04)	(4.52)	(4.56)
Year Ended September 30, 2006	$9.07	0.05	(c)	1.42	1.47	(0.10)	—	(0.10)
Year Ended September 30, 2005	$7.74	0.06	(c)	1.36	1.42	(0.09)	—	(0.09)
Year Ended September 30, 2004	$6.58	—	(c)	1.20	1.20	(0.04)	—	(0.04)
Special Opportunities Equity Fund
Year Ended September 30, 2008	$17.64	(0.21	)(c)	(2.02)	(2.23)	—	(0.75)	(0.75)
Year Ended September 30, 2007	$16.01	(0.13	)(c)	3.36	3.23	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.30	(0.14)		1.64	1.50	—	(0.79)	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)		2.60	2.47	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.11)		2.64	2.53	—	(0.08)	(0.08)
Equity Income Fund
Year Ended September 30, 2008	$14.98	0.33	(c)	(2.21)	(1.88)	(0.22)	(0.58)	(0.80)
Year Ended September 30, 2007	$13.32	0.26	(c)	2.30	2.56	(0.22)	(0.68)	(0.90)
Year Ended September 30, 2006	$12.07	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)
Year Ended September 30, 2005	$10.34	0.17		1.76	1.93	(0.18)	(0.02)	(0.20)
June 30, 2004 to September 30, 2004 (e)	$10.00	0.03	(c)	0.34	0.37	(0.03)	—	(0.03)
Intermediate U.S. Government Fund
Year Ended September 30, 2008	$9.90	0.34	(c)	0.12	0.46	(0.35)	—	(0.35)
Year Ended September 30, 2007	$9.86	0.35	(c)	0.04	0.39	(0.35)	—	(0.35)
Year Ended September 30, 2006	$9.98	0.34	(c)	(0.12)	0.22	(0.34)	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27	(c)	(0.13)	0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.17		(0.12)	0.05	(0.25)	(0.13)	(0.38)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$11.08	(30.00)%	$143	1.89%	0.28%	1.94%	38.43%
$18.87	11.76%	$239	1.91%	0.50%	1.97%	68.60%
$20.11	13.42%	$161	1.88%	0.82%	1.94%	34.83%
$19.28	13.77%	$176	1.88%	0.80%	1.98%	19.50%
$17.09	16.72%	$157	1.95%	0.57%	2.07%	16.40%

$10.14	(22.59)%	$328	1.89%	(0.60)%	1.93%	65.74%
$14.55	15.60%	$1,126	1.91%	(0.49)%	1.95%	58.59%
$13.23	12.38%	$743	1.89%	(0.53)%	1.93%	53.92%
$13.16	19.97%	$351	1.90%	0.01%	2.00%	126.99%
$15.30	19.20%	$523	1.98%	0.45%	2.10%	19.17%

$9.32	(28.82)%	$28	1.90%	(1.35)%	1.94%	218.03%
$14.08	35.19%	$46	1.92%	(1.23)%	1.96%	134.95%
$11.96	(1.15)%	$33	1.88%	(0.70)%	1.93%	140.90%
$13.47	27.42%	$77	1.91%	(1.46)%	2.00%	92.74%
$10.70	10.42%	$208	2.00%	(1.65)%	2.11%	138.61%

$10.84	(17.44)%	$12	2.03%	(0.98)%	2.23%	94.93%
$14.41	4.37%	$26	2.06%	(0.41)%	2.26%	46.54%
$14.71	6.17%	$20	2.03%	(0.76)%	2.27%	43.25%
$16.10	18.71%	$4	2.04%	(0.12)%	2.25%	8.39%
$14.06	24.56%	$1	2.25%	(0.89)%	2.44%	11.25%

$4.73	(31.30)%	$172	2.31%	0.48%	2.50%	112.65%
$7.62	19.28%	$244	2.13%	0.12%	2.26%	129.80%
$10.44	16.26%	$188	2.15%	0.47%	2.25%	36.22%
$9.07	18.38%	$92	2.23%	0.70%	2.34%	44.96%
$7.74	18.30%	$2	2.32%	(0.04)%	2.42%	50.68%

$14.66	(13.27)%	$50,230	1.99%	(1.23)%	1.99%	25.80%
$17.64	21.32%	$50,577	2.03%	(0.79)%	2.03%	49.43%
$16.01	10.34%	$34,418	2.03%	(1.02)%	2.03%	58.01%
$15.30	19.16%	$30,299	2.06%	(1.17)%	2.08%	30.38%
$12.95	24.17%	$15,611	2.15%	(1.51)%	2.30%	32.06%

$12.30	(13.07)%	$32,637	1.89%	2.39%	1.89%	30.01%
$14.98	19.93%	$26,044	1.94%	1.79%	1.94%	37.85%
$13.32	14.85%	$14,261	1.95%	1.52%	1.95%	45.38%
$12.07	18.74%	$8,683	1.87%	1.77%	2.08%	39.65%
$10.34	3.66%	$1,816	2.29%	1.14%	2.65%	1.65%

$10.01	4.62%	$176	1.67%	3.33%	1.79%	116.07%
$9.90	4.01%	$201	1.68%	3.52%	1.80%	85.83%
$9.86	2.31%	$207	1.68%	3.47%	1.79%	127.13%
$9.98	1.33%	$274	1.71%	2.66%	1.84%	107.04%
$10.20	0.55%	$607	1.80%	2.15%	1.92%	98.35%

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Total Return Bond Fund
Year Ended September 30, 2008	$10.14	0.36	(c)	(0.23)	0.13	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37	(c)	0.01	0.38	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34	(c)	(0.12)	0.22	(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30	(c)	(0.18)	0.12	(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.33		(0.08)	0.25	(0.38)	—	(0.38)
National Tax-Free Money Market Fund
Year Ended September 30, 2008	$1.00	0.01	(c)	— (d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$1.00	0.02	(c)	—	0.02	(0.02)	—	(0.02)
August 1, 2006 to September 30, 2006 (e)	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Prime Money Market Fund
Year Ended September 30, 2008	$1.00	0.02	(c)	— (d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.04	(c)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		— (d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		— (d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	— (d)	— (d)	— (d)	—	— (d)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008	$1.00	0.01	(c)	— (d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$1.00	0.04	(c)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	—	— (d)	— (d)	—	— (d)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2008	$10.51	0.19	(c)	(1.24)	(1.05)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$9.93	0.27	(c)	0.53	0.80	(0.22)	—	(0.22)
Year Ended September 30, 2006	$9.73	0.23	(c)	0.23	0.46	(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.27	0.16		0.45	0.61	(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.82	0.09	(c)	0.44	0.53	(0.08)	—	(0.08)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2008	$10.81	0.09	(c)	(1.82)	(1.73)	(0.28)	(1.13)	(1.41)
Year Ended September 30, 2007	$10.10	0.21	(c)	0.86	1.07	(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$9.69	0.17	(c)	0.42	0.59	(0.18)	—	(0.18)
Year Ended September 30, 2005	$8.91	0.09	(c)	0.77	0.86	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.18	0.01	(c)	0.73	0.74	(0.01)	—	(0.01)
Capital Manager Growth Fund***
Year Ended September 30, 2008	$10.92	0.04	(c)	(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18	(c)	1.04	1.22	(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$9.52	0.11	(c)	0.57	0.68	(0.15)	—	(0.15)
Year Ended September 30, 2005	$8.56	0.04	(c)	0.95	0.99	(0.03)	—	(0.03)
Year Ended September 30, 2004	$7.71	(0.02	)(c)	0.87	0.85	—	—	—
Capital Manager Equity Fund***
Year Ended September 30, 2008	$11.87	(0.03	)(c)	(2.66)	(2.69)	(0.27)	(1.81)	(2.08)
Year Ended September 30, 2007	$11.22	0.12	(c)	1.41	1.53	(0.03)	(0.85)	(0.88)
Year Ended September 30, 2006	$10.64	0.10	(c)	0.78	0.88	(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$9.33	(0.01	)(c)	1.32	1.31	— (d)	—	— (d)
Year Ended September 30, 2004	$8.28	(0.05	)(c)	1.10	1.05	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**

$9.89	1.21%	$184	1.66%	3.49%	1.78%	190.15%
$10.14	3.83%	$115	1.68%	3.61%	1.80%	222.24%
$10.13	2.18%	$116	1.68%	3.35%	1.79%	226.36%
$10.32	1.21%	$218	1.71%	2.88%	1.84%	173.74%
$10.59	2.44%	$257	1.82%	3.09%	1.94%	31.95%

$1.00	1.35%	$1	1.41%	1.33%	1.42%	—
$1.00	2.26%	$1	1.45%	2.24%	1.50%	—
$1.00	0.36%	$1	1.39%	2.19%	1.78%	—

$1.00	2.36%	$244	1.46%	2.46%	1.59%	—
$1.00	3.99%	$460	1.48%	3.91%	1.59%	—
$1.00	3.35%	$393	1.48%	3.35%	1.59%	—
$1.00	1.32%	$326	1.49%	1.29%	1.64%	—
$1.00	0.06%	$453	1.20%	0.06%	1.70%	—

$1.00	1.29%	$37	1.38%	1.30%	1.58%	—
$1.00	3.68%	$42	1.47%	3.63%	1.61%	—
$1.00	3.13%	$55	1.45%	3.30%	1.59%	—
$1.00	1.07%	$38	1.50%	1.40%	1.66%	—
$1.00	0.05%	$5	1.02%	0.05%	1.71%	—

$8.41	(10.99)%	$94	1.10%	1.99%	1.35%	39.99%
$10.51	8.11%	$77	1.10%	2.58%	1.41%	29.58%
$9.93	4.75%	$127	1.08%	2.35%	1.45%	5.69%
$9.73	6.58%	$155	1.20%	1.63%	1.52%	52.50%
$9.27	6.06%	$180	1.44%	0.93%	1.64%	2.47%

$7.67	(18.02)%	$79	1.10%	1.04%	1.35%	63.63%
$10.81	10.72%	$156	1.11%	1.98%	1.42%	40.05%
$10.10	6.19%	$139	1.10%	1.71%	1.47%	7.33%
$9.69	9.62%	$122	1.25%	0.95%	1.56%	37.83%
$8.91	9.08%	$178	1.49%	0.17%	1.69%	0.17%

$7.17	(22.31)%	$55	1.10%	0.49%	1.35%	77.54%
$10.92	12.33%	$78	1.11%	1.74%	1.43%	44.48%
$10.05	7.19%	$61	1.11%	1.17%	1.46%	6.26%
$9.52	11.61%	$37	1.26%	0.43%	1.59%	26.22%
$8.56	11.02%	$63	1.50%	(0.23)%	1.73%	0.19%

$7.10	(26.77)%	$1	1.13%	(0.32)%	1.43%	67.40%
$11.87	14.13%	$1	1.00%	1.02%	1.25%	48.80%
$11.22	8.44%	$10	1.11%	0.90%	1.48%	1.48%
$10.64	14.15%	$19	1.27%	(0.09)%	1.63%	2.14%
$9.33	12.68%	$85	1.52%	(0.54)%	1.81%	3.10%

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Large Cap Fund
Year Ended September 30, 2008	$19.20	0.18	(c)	(5.16)	(4.98)	(0.13)	(2.73)	(2.86)
Year Ended September 30, 2007	$20.38	0.29	(c)	2.16	2.45	(0.28)	(3.35)	(3.63)
Year Ended September 30, 2006	$19.51	0.35	(c)	2.31	2.66	(0.35)	(1.44)	(1.79)
Year Ended September 30, 2005	$17.29	0.34		2.22	2.56	(0.34)	—	(0.34)
Year Ended September 30, 2004	$14.90	0.26		2.39	2.65	(0.26)	—	(0.26)
Mid Cap Value Fund
Year Ended September 30, 2008	$15.00	0.05	(c)	(3.10)	(3.05)	(0.03)	(1.36)	(1.39)
Year Ended September 30, 2007	$13.54	0.08	(c)	2.13	2.21	(0.06)	(0.69)	(0.75)
Year Ended September 30, 2006	$13.38	0.06	(c)	1.62	1.68	(0.07)	(1.45)	(1.52)
Year Ended September 30, 2005	$15.41	0.17	(c)	3.05	3.22	(0.16)	(5.09)	(5.25)
Year Ended September 30, 2004	$12.98	0.22	(c)	2.42	2.64	(0.21)	—	(0.21)
Mid Cap Growth Fund
Year Ended September 30, 2008	$15.73	(0.04	)(c)	(4.06)	(4.10)	—	(1.03)	(1.03)
Year Ended September 30, 2007	$13.09	(0.04	)(c)	4.35	4.31	(0.02)	(1.65)	(1.67)
Year Ended September 30, 2006	$14.51	0.02	(c)	0.02 (d)	0.04	(0.04)	(1.42)	(1.46)
Year Ended September 30, 2005	$11.40	(0.06	)(c)	3.31	3.25	—	(0.14)	(0.14)
Year Ended September 30, 2004	$10.22	(0.08)		1.26	1.18	—	—	—
Small Cap Fund
Year Ended September 30, 2008	$15.03	—	(c)(e)	(2.36)	(2.36)	—	(1.20)	(1.20)
Year Ended September 30, 2007	$15.19	0.10	(c)	0.75	0.85	(0.10)	(0.91)	(1.01)
Year Ended September 30, 2006	$16.44	0.05	(c)	1.05	1.10	(0.05)	(2.30)	(2.35)
Year Ended September 30, 2005	$14.23	0.16	(c)	2.62	2.78	(0.15)	(0.42)	(0.57)
Year Ended September 30, 2004	$11.44	0.02	(c)	2.91	2.93	(0.02)	(0.12)	(0.14)
International Equity Fund
Year Ended September 30, 2008	$8.64	0.10	(c)	(2.49)	(2.39)	(0.03)	(0.75)	(0.78)
Year Ended September 30, 2007	$11.23	0.14	(c)	1.88	2.02	(0.09)	(4.52)	(4.61)
Year Ended September 30, 2006	$9.72	0.18	(c)	1.50	1.68	(0.17)	—	(0.17)
Year Ended September 30, 2005	$8.24	0.12	(c)	1.49	1.61	(0.13)	—	(0.13)
Year Ended September 30, 2004	$6.98	0.10	(c)	1.26	1.36	(0.10)	—	(0.10)
Special Opportunities Equity Fund
Year Ended September 30, 2008	$18.51	(0.04	)(f)	(2.14)	(2.18)	—	(0.75)	(0.75)
Year Ended September 30, 2007	$16.57	0.03	(c)	3.51	3.54	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.65	—	(e)	1.71	1.71	—	(0.79)	(0.79)
Year Ended September 30, 2005	$13.12	(0.03)		2.68	2.65	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.05)		2.72	2.67	—	(0.08)	(0.08)
Equity Income Fund
Year Ended September 30, 2008	$15.05	0.51	(c)	(2.26)	(1.75)	(0.35)	(0.58)	(0.93)
Year Ended September 30, 2007	$13.37	0.40	(c)	2.31	2.71	(0.35)	(0.68)	(1.03)
Year Ended September 30, 2006	$12.10	0.32		1.57	1.89	(0.35)	(0.27)	(0.62)
Year Ended September 30, 2005	$10.35	0.28		1.76	2.04	(0.27)	(0.02)	(0.29)
June 30, 2004 to September 30, 2004 (g)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)
Short U.S. Government Fund
Year Ended September 30, 2008	$9.53	0.35	(c)	0.06	0.41	(0.40)	—	(0.40)
Year Ended September 30, 2007	$9.49	0.38	(c)	0.08	0.46	(0.42)	—	(0.42)
Year Ended September 30, 2006	$9.51	0.30	(c)	0.01 (d)	0.31	(0.33)	—	(0.33)
Year Ended September 30, 2005	$9.71	0.25		(0.13)	0.12	(0.32)	—	(0.32)
Year Ended September 30, 2004	$9.90	0.20		(0.11)	0.09	(0.28)	—	(0.28)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.
(e)	Amount is less than $0.005.
(f)	Per share net investment income (loss) has been calculated using the average daily shares method.
(g)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$11.36	(29.32)%	$257,036	0.89%	1.28%	0.94%	38.43%
$19.20	12.89%	$602,101	0.91%	1.50%	0.96%	68.60%
$20.38	14.59%	$660,667	0.89%	1.80%	0.93%	34.83%
$19.51	14.92%	$605,493	0.89%	1.82%	0.99%	19.50%
$17.29	17.86%	$620,186	0.95%	1.58%	1.06%	16.40%

$10.56	(21.87)%	$163,840	0.89%	0.43%	0.93%	65.74%
$15.00	16.75%	$243,437	0.91%	0.53%	0.95%	58.59%
$13.54	13.52%	$209,685	0.89%	0.48%	0.93%	53.92%
$13.38	21.14%	$172,295	0.89%	1.02%	0.99%	126.99%
$15.41	20.44%	$182,791	0.98%	1.47%	1.10%	19.17%

$10.60	(28.12)%	$162,072	0.90%	(0.31)%	0.94%	218.03%
$15.73	36.43%	$197,736	0.90%	(0.25)%	0.94%	134.95%
$13.09	(0.15)%	$132,677	0.89%	0.17%	0.94%	140.90%
$14.51	28.73%	$126,785	0.91%	(0.46)%	1.01%	92.74%
$11.40	11.55%	$118,012	1.00%	(0.65)%	1.11%	138.61%

$11.47	(16.60)%	$33,901	1.03%	(0.01)%	1.23%	94.93%
$15.03	5.43%	$82,389	1.06%	0.62%	1.26%	46.54%
$15.19	7.23%	$110,722	1.02%	0.30%	1.26%	43.25%
$16.44	19.99%	$61,046	1.05%	1.07%	1.28%	8.39%
$14.23	25.78%	$66,802	1.26%	0.15%	1.42%	11.25%

$5.47	(30.65)%	$109,438	1.31%	1.36%	1.49%	112.65%
$8.64	20.39%	$164,147	1.13%	1.13%	1.26%	129.80%
$11.23	17.38%	$253,690	1.15%	1.68%	1.25%	36.22%
$9.72	19.61%	$229,406	1.20%	1.34%	1.33%	44.96%
$8.24	19.48%	$233,275	1.32%	1.30%	1.42%	50.68%

$15.58	(12.35)%	$167,544	0.99%	(0.24)%	0.99%	25.80%
$18.51	22.55%	$127,210	1.03%	0.18%	1.03%	49.43%
$16.57	11.50%	$67,232	1.03%	(0.02)%	1.03%	58.01%
$15.65	20.29%	$60,823	1.06%	(0.18)%	1.08%	30.38%
$13.12	25.44%	$39,816	1.12%	(0.49)%	1.32%	32.06%

$12.37	(12.24)%	$140,256	0.89%	3.72%	0.89%	30.01%
$15.05	21.16%	$46,053	0.94%	2.81%	0.94%	37.85%
$13.37	16.04%	$35,205	0.95%	2.55%	0.95%	45.38%
$12.10	19.88%	$30,588	0.90%	2.62%	1.12%	39.65%
$10.35	3.94%	$21,128	1.29%	1.91%	1.63%	1.65%

$9.54	4.38%	$44,912	0.65%	3.68%	0.80%	48.20%
$9.53	4.93%	$40,756	0.66%	4.01%	0.81%	44.10%
$9.49	3.37%	$66,371	0.64%	3.21%	0.79%	98.08%
$9.51	1.21%	$155,786	0.66%	2.64%	0.84%	33.67%
$9.71	0.96%	$195,920	0.74%	2.10%	0.91%	62.59%

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Intermediate U.S. Government Fund
Year Ended September 30, 2008	$9.94	0.44	(a)	0.12	0.56	(0.45)	—	(0.45)
Year Ended September 30, 2007	$9.90	0.45	(a)	0.04	0.49	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.03	0.44	(a)	(0.13)	0.31	(0.44)	—	(0.44)
Year Ended September 30, 2005	$10.25	0.37	(a)	(0.13)	0.24	(0.41)	(0.05)	(0.46)
Year Ended September 30, 2004	$10.58	0.34		(0.18)	0.16	(0.36)	(0.13)	(0.49)
Total Return Bond Fund
Year Ended September 30, 2008	$10.13	0.46	(a)	(0.22)	0.24	(0.48)	—	(0.48)
Year Ended September 30, 2007	$10.13	0.47	(a)	—	0.47	(0.47)	—	(0.47)
Year Ended September 30, 2006	$10.32	0.45	(a)	(0.13)	0.32	(0.46)	(0.05)	(0.51)
Year Ended September 30, 2005	$10.59	0.39	(a)	(0.16)	0.23	(0.47)	(0.03)	(0.50)
Year Ended September 30, 2004	$10.72	0.44		(0.08)	0.36	(0.49)	—	(0.49)
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.05	0.34	(a)	(0.18)	0.16	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.11	0.35	(a)	(0.06)	0.29	(0.35)	—	(0.35)
Year Ended September 30, 2006	$10.04	0.33		0.07	0.40	(0.33)	—	(0.33)
Year Ended September 30, 2005	$10.20	0.29	(a)	(0.16)	0.13	(0.29)	—	(0.29)
Year Ended September 30, 2004	$10.22	0.28	(a)	(0.02)	0.26	(0.28)	—	(0.28)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.17	0.34	(a)	(0.11)	0.23	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.13	0.33	(a)	0.04	0.37	(0.33)	—	(0.33)
Year Ended September 30, 2006	$10.04	0.31		0.09	0.40	(0.31)	—	(0.31)
Year Ended September 30, 2005	$10.16	0.28	(a)	(0.12)	0.16	(0.28)	—	(0.28)
Year Ended September 30, 2004	$10.16	0.25		— (b)	0.25	(0.25)	—	(0.25)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.33	0.37	(a)	(0.20)	0.17	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2007	$10.38	0.38	(a)	(0.04)	0.34	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.46	0.39		— (b)	0.39	(0.38)	(0.09)	(0.47)
Year Ended September 30, 2005	$10.66	0.38		(0.19)	0.19	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2004	$10.81	0.35		(0.12)	0.23	(0.34)	(0.04)	(0.38)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2008	$10.21	0.36	(a)	(0.23)	0.13	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2007	$10.29	0.37	(a)	(0.06)	0.31	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.47	0.37		— (b)	0.37	(0.37)	(0.18)	(0.55)
Year Ended September 30, 2005	$10.74	0.36		(0.19)	0.17	(0.36)	(0.08)	(0.44)
Year Ended September 30, 2004	$10.81	0.35		(0.06)	0.29	(0.35)	(0.01)	(0.36)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2008	$11.31	0.40	(a)	(0.16)	0.24	(0.40)	(0.05)	(0.45)
Year Ended September 30, 2007	$11.39	0.41	(a)	(0.05)	0.36	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2006	$11.49	0.42		(0.04)	0.38	(0.42)	(0.06)	(0.48)
Year Ended September 30, 2005	$11.74	0.42		(0.23)	0.19	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2004	$11.95	0.40		(0.13)	0.27	(0.40)	(0.08)	(0.48)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2008	$9.72	0.36	(a)	(0.34)	0.02	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2007	$9.80	0.37	(a)	(0.05)	0.32	(0.37)	(0.03)	(0.40)
Year Ended September 30, 2006	$9.86	0.40		(0.01)	0.39	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$10.09	0.37	(a)	(0.15)	0.22	(0.37)	(0.08)	(0.45)
Year Ended September 30, 2004	$10.21	0.36		(0.09)	0.27	(0.35)	(0.04)	(0.39)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.05	5.67%	$110,289	0.67%	4.33%	0.79%	116.07%
$9.94	5.04%	$132,403	0.68%	4.49%	0.80%	85.83%
$9.90	3.23%	$252,402	0.67%	4.45%	0.79%	127.13%
$10.03	2.34%	$539,038	0.70%	3.67%	0.83%	107.04%
$10.25	1.56%	$534,682	0.80%	3.15%	0.92%	98.35%

$9.89	2.32%	$430,079	0.66%	4.48%	0.78%	190.15%
$10.13	4.77%	$433,382	0.68%	4.62%	0.80%	222.24%
$10.13	3.30%	$367,353	0.67%	4.42%	0.79%	226.36%
$10.32	2.23%	$461,749	0.71%	3.87%	0.83%	173.74%
$10.59	3.47%	$272,749	0.82%	4.09%	0.94%	31.95%

$9.87	1.59%	$10,924	0.64%	3.38%	0.84%	54.22%
$10.05	2.92%	$10,625	0.65%	3.45%	0.85%	69.73%
$10.11	4.04%	$11,175	0.66%	3.26%	0.87%	64.55%
$10.04	1.28%	$15,569	0.68%	2.87%	0.97%	37.50%
$10.20	2.61%	$13,441	0.63%	2.78%	1.07%	24.78%

$10.06	2.10%	$11,527	0.54%	3.26%	0.84%	108.13%
$10.17	3.74%	$8,374	0.59%	3.29%	0.89%	136.09%
$10.13	4.10%	$8,003	0.60%	3.13%	0.90%	219.80%
$10.04	1.60%	$10,084	0.58%	2.78%	1.03%	44.67%
$10.16	2.52%	$9,108	0.60%	2.47%	1.23%	55.18%

$10.09	1.67%	$103,560	0.64%	3.59%	0.79%	82.02%
$10.33	3.33%	$96,282	0.66%	3.65%	0.81%	106.16%
$10.38	3.84%	$87,854	0.65%	3.70%	0.80%	94.95%
$10.46	1.80%	$93,418	0.68%	3.51%	0.86%	60.84%
$10.66	2.15%	$96,738	0.75%	3.18%	0.92%	67.80%

$9.89	1.27%	$13,298	0.71%	3.52%	0.86%	127.76%
$10.21	3.08%	$12,789	0.68%	3.60%	0.85%	68.69%
$10.29	3.66%	$15,426	0.69%	3.58%	0.86%	80.24%
$10.47	1.62%	$16,468	0.71%	3.44%	0.93%	56.03%
$10.74	2.77%	$17,488	0.75%	3.26%	0.94%	32.63%

$11.10	2.13%	$71,631	0.64%	3.50%	0.79%	53.28%
$11.31	3.21%	$68,911	0.66%	3.64%	0.81%	85.36%
$11.39	3.49%	$65,652	0.65%	3.80%	0.80%	76.53%
$11.49	1.66%	$67,579	0.68%	3.60%	0.86%	48.04%
$11.74	2.29%	$68,786	0.76%	3.37%	0.93%	45.07%

$9.37	0.18%	$56,829	0.66%	3.66%	0.66%	39.13%
$9.72	3.37%	$52,518	0.66%	3.85%	0.66%	49.60%
$9.80	4.10%	$50,916	0.65%	4.03%	0.65%	50.14%
$9.86	2.22%	$55,662	0.68%	3.74%	0.72%	32.10%
$10.09	2.76%	$63,518	0.76%	3.49%	0.78%	16.24%

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net investment income		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
National Tax-Free Money Market Fund
Year Ended September 30, 2008	$1.00	0.02	(c)	—	(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.03	(c)	—		0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (e)	$1.00	0.01		—		0.01	(0.01)	—	(0.01)
Prime Money Market Fund
Year Ended September 30, 2008	$1.00	0.03	(c)	—	(d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$1.00	0.05	(c)	—		0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$1.00	0.04		—	(d)	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—		0.01	(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008	$1.00	0.02	(c)	—	(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.05	(c)	—		0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$1.00	0.04		—		0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—		0.01	(0.01)	—	(0.01)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2008	$10.62	0.28	(c)	(1.26)		(0.98)	(0.41)	(0.73)	(1.14)
Year Ended September 30, 2007	$10.04	0.38	(c)	0.53		0.91	(0.33)	—	(0.33)
Year Ended September 30, 2006	$9.83	0.33	(c)	0.24		0.57	(0.36)	—	(0.36)
Year Ended September 30, 2005	$9.36	0.26		0.46		0.72	(0.25)	—	(0.25)
Year Ended September 30, 2004	$8.90	0.18	(c)	0.46		0.64	(0.18)	—	(0.18)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2008	$10.99	0.19	(c)	(1.86)		(1.67)	(0.38)	(1.13)	(1.51)
Year Ended September 30, 2007	$10.25	0.32	(c)	0.88		1.20	(0.24)	(0.22)	(0.46)
Year Ended September 30, 2006	$9.83	0.27	(c)	0.43		0.70	(0.28)	—	(0.28)
Year Ended September 30, 2005	$9.04	0.19	(c)	0.77		0.96	(0.17)	—	(0.17)
Year Ended September 30, 2004	$8.30	0.10	(c)	0.74		0.84	(0.10)	—	(0.10)
Capital Manager Growth Fund***
Year Ended September 30, 2008	$11.14	0.13	(c)	(2.20)		(2.07)	(0.36)	(1.37)	(1.73)
Year Ended September 30, 2007	$10.24	0.27	(c)	1.08		1.35	(0.18)	(0.27)	(0.45)
Year Ended September 30, 2006	$9.69	0.22	(c)	0.57		0.79	(0.24)	—	(0.24)
Year Ended September 30, 2005	$8.70	0.15	(c)	0.97		1.12	(0.13)	—	(0.13)
Year Ended September 30, 2004	$7.81	0.07	(c)	0.88		0.95	(0.06)	—	(0.06)
Capital Manager Equity Fund***
Year Ended September 30, 2008	$12.35	0.07	(c)	(2.78)		(2.71)	(0.35)	(1.81)	(2.16)
Year Ended September 30, 2007	$11.65	0.25	(c)	1.42		1.67	(0.12)	(0.85)	(0.97)
Year Ended September 30, 2006	$11.02	0.20	(c)	0.84		1.04	(0.22)	(0.19)	(0.41)
Year Ended September 30, 2005	$9.64	0.12	(c)	1.34		1.46	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.49	0.04	(c)	1.14		1.18	(0.03)	—	(0.03)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**

$1.00	2.37%	$151,438	0.40%	2.34%	0.45%	—
$1.00	3.33%	$109,590	0.41%	3.28%	0.46%	—
$1.00	0.53%	$95,757	0.40%	3.14%	0.79%	—

$1.00	3.38%	$975,033	0.46%	3.28%	0.58%	—
$1.00	5.03%	$788,160	0.48%	4.92%	0.60%	—
$1.00	4.38%	$731,616	0.48%	4.34%	0.59%	—
$1.00	2.34%	$510,941	0.49%	2.31%	0.63%	—
$1.00	0.70%	$529,849	0.57%	0.69%	0.70%	—

$1.00	2.24%	$712,696	0.44%	2.18%	0.58%	—
$1.00	4.72%	$557,282	0.46%	4.62%	0.60%	—
$1.00	4.15%	$481,484	0.46%	4.04%	0.59%	—
$1.00	2.11%	$592,736	0.48%	2.02%	0.64%	—
$1.00	0.54%	$926,162	0.57%	0.53%	0.71%	—

$8.50	(10.21)%	$39,937	0.10%	2.97%	0.35%	39.99%
$10.62	9.16%	$47,520	0.10%	3.62%	0.41%	29.58%
$10.04	5.87%	$47,046	0.08%	3.35%	0.45%	5.69%
$9.83	7.70%	$71,796	0.20%	2.64%	0.51%	52.50%
$9.36	7.16%	$67,925	0.44%	1.93%	0.64%	2.47%

$7.81	(17.23)%	$21,298	0.10%	2.07%	0.35%	63.63%
$10.99	11.80%	$28,961	0.11%	3.02%	0.42%	40.05%
$10.25	7.33%	$25,699	0.10%	2.65%	0.47%	7.33%
$9.83	10.69%	$43,353	0.23%	2.01%	0.56%	37.83%
$9.04	10.12%	$33,971	0.49%	1.17%	0.69%	0.17%

$7.34	(21.54)%	$17,836	0.10%	1.48%	0.35%	77.54%
$11.14	13.45%	$24,259	0.11%	2.50%	0.43%	44.48%
$10.24	8.22%	$20,243	0.11%	2.24%	0.48%	6.26%
$9.69	12.89%	$37,546	0.23%	1.60%	0.57%	26.22%
$8.70	12.10%	$28,660	0.50%	0.77%	0.73%	0.19%

$7.48	(26.02)%	$14,000	0.13%	0.70%	0.38%	67.40%
$12.35	14.98%	$20,832	0.12%	2.12%	0.43%	48.80%
$11.65	9.66%	$14,837	0.11%	1.75%	0.47%	1.48%
$11.02	15.23%	$25,802	0.22%	1.10%	0.58%	2.14%
$9.64	13.87%	$21,051	0.52%	0.42%	0.81%	3.10%

BB&T Funds

Notes to Financial Statements

September 30, 2008

1.	Organization:

The BB&T Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

As of the date of these financial statements, the Trust offers shares of the Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Equity Index Fund, the Sterling Capital Small Cap Value Fund, the National Tax-Free Money Market Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund (referred to individually as a “Fund” and collectively, the “Funds”). The Equity Index Fund and the Sterling Capital Small Cap Value Fund are not included in these financial statements. The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The National Tax-Free Money Market Fund, the Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the “Money Market Funds”. The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund are referred to as the “Funds of Funds”. The Funds, excluding the Money Market Funds and the Fund of Funds, are referred to as the “Variable Net Asset Value Funds”. The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds except the Tax-Free Funds are diversified funds under the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Funds are authorized to issue an unlimited amount of shares. The Funds discussed herein offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of September 30, 2008, Class B Shares and Class C Shares of the Short U.S. Government Fund and the Tax-Free Funds were not yet being offered. Class A Shares of the Variable Net Asset Value Funds and Fund of Funds, excluding the Short U.S. Government Fund, have a maximum sales charge of 5.75% as a percentage of original purchase price. The Class A Shares of the Tax-Free Funds and the Short U.S. Government Fund have a maximum sales charge of 3.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase. This charge is based on the lower of the cost for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of the Trust, BB&T Corporation and its affiliates, and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This charge is based on the lower of the cost for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. The Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Recent accounting standards — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”), was issued. SFAS No. 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of SFAS No. 161, whereby disclosures required by SFAS No. 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is continuing to evaluate the impact, if any, that adoption of SFAS No. 161 may have on the financial statements.

Securities Valuation — Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities and U.S. Government agency securities of the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees of the Trust (“Board of Trustees”) to value certain securities, including through the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially effects the furnished price) will be valued by the Pricing Committee at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Foreign Currency Translation — The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments; and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts — The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts — The Variable Net Asset Value Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities that the respective Funds intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of September 30, 2008.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Repurchase Agreements and Collateralized Loan Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. (“BB&T AM”) or a sub-advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls — The Total Return Bond Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

Written Options — A risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put options written) or sell (call options written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. A risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value.

The Large Cap Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Funds of Funds each may sell call options, and the Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund and Total Return Bond Fund may purchase put options, purchase call options and write secured put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Special Opportunities Equity Fund and the Equity Income Fund had the following transactions in written call options during the year ended September 30, 2008:

	Special Opportunities Equity Fund		Equity Income Fund
Covered Call Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at beginning of period	12,024	$999,154	2,177	$148,681
Options written	99,397	8,909,939	17,560	1,188,820
Options closed	(48,846)	(3,322,924)	(1,880)	(100,997)
Options expired	(30,699)	(2,425,748)	(13,622)	(920,226)
Options exercised	(13,714)	(724,877)	(1,100)	(115,324)

Balance at end of period	18,162	$3,435,544	3,135	$200,954

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

The following is a summary of options outstanding as of September 30, 2008:

	Number of
Security	Contracts	Fair Value
Special Opportunities Equity Fund
Apache Corp., $155.00, 10/18/08*	1,400	$(7,000)
Apache Corp., $160.00, 10/18/08	100	(500)
Smithfield Foods, Inc., $30.00, 10/18/08*	2,500	(12,500)
Trinity Industries, Inc., $50.00, 10/18/08*	260	(1,300)
Yum! Brands, Inc., $40.00, 10/18/08	2,175	(19,575)
Wells Fargo & Co., $35.00, 10/18/08	4,515	(1,399,650)
Weatherford International, Ltd., $52.50, 11/22/08*	4,000	(40,000)
Varian Medical Systems, Inc., $60.00, 11/22/08	3,212	(770,880)

	18,162	$(2,251,405)

Equity Income Fund
Abbott Laboratories, $62.50, 11/22/08	1,075	$(80,625)
U.S. Bankcorp, $37.50, 12/20/08	2,060	(453,200)

	3,135	$(533,825)

*	Security was valued by Board of Trustees.

Security Loans — The Funds may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies on instrumentalities, irrevocable letters of credit, U.S. dollar cash on other forms of collateral as may be agreed to between the Trust and Mellon Bank, N.A., the lending agent (“Mellon”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of the income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of the Fund’s securities to a borrower, Mellon is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest, in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. Cash collateral received by a Fund (other than the U.S. Treasury Money Market Fund) at September 30, 2008 was invested in the BNY Institutional Cash Reserve Fund (“ICRF”), an unregistered investment pool managed by Mellon, which was invested in bank notes, certificates of deposit, commercial paper, and time deposits. The non cash collateral received by the Funds was in the form of equity securities, U.S. Treasury Notes and Bonds and U.S. Treasury Bills, short-term U.S. dollar-denominated obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury Securities.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the ICRF or any other investment vehicle in which cash collateral may be invested. At September 30, 2008, the ICRF held investment in Lehman and White Pine Finance, LLC, both of which had defaulted on their obligations during the period. These defaults resulted in the value of the ICRF to be less than the amount of collateral owed back to the borrowing brokers. The difference between the value of the collateral investments in the ICRF and what is owed to the borrowing brokers negatively impacted the NAV of certain Funds at September 30, 2008 by the following amounts per share:

NAV Impact
Large Cap Fund	$0.01
Mid Cap Value Fund	0.01
Mid Cap Growth Fund	0.01
Small Cap Fund	0.04
Special Opportunities Equity Fund	0.01
Equity Income Fund	0.02
Short U.S. Government Fund	0.01
Intermediate U.S. Government Fund	0.01

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting from brokers failing to return securities. As the securities lending agent for the Funds, Mellon receives for its services 20% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. The value of the securities on loan, the related collateral and the liability to return the collateral at September 30, 2008, are shown on the Statements of Assets and Liabilities. As of September 30, 2008, the following Funds had loans outstanding:

	Value of Loaned Securities	Value of Non Cash Collateral	Value of Cash Collateral	Average Value on Loan for the period ended September 30, 2008
Large Cap Fund	$12,622,909	$—	$12,475,482	$27,908,468
Mid Cap Value Fund	30,668,206	1,512,527	29,250,879	45,674,112
Mid Cap Growth Fund	20,443,709	75,845	19,788,110	30,194,626
Small Cap Fund	10,121,901	—	10,581,863	10,307,244
International Equity Fund	2,140,307	1,300,862	894,212	1,341,186
Special Opportunities Equity Fund	37,141,383	325,757	35,719,567	47,324,791
Equity Income Fund	36,474,852	—	36,195,033	32,573,783
Short U.S. Government Fund	4,590,516	510,358	4,107,031	6,824,449
U.S. Intermediate Government Fund	6,940,935	—	7,057,725	5,015,964
Total Return Bond Fund	14,681,022	—	14,843,452	34,676,982
U.S. Treasury Money Market Fund	129,654,038	174,929,321	—	97,700,784

Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the BB&T Variable Insurance Funds are allocated across the Funds and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid quarterly for the Large Cap Fund,

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Fund of Funds. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share.

As of September 30, 2008 , these reclassifications were as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Net Investment Income(Loss)	Increase/ (Decrease) Realized Gain(Loss)
Large Cap Fund	$—	$550	$(550)
Mid Cap Value Fund	—	281	(281)
Mid Cap Growth Fund	(792,208)	508,621	283,587
Small Cap Fund	(59,135)	47,088	12,047
International Equity Fund	—	(675,838)	675,838
Special Opportunities Equity Fund	(1,180,750)	2,000,807	(820,057)
Equity Income Fund	(171,944)	(1,088,920)	1,260,864
Short U.S. Government Fund	(349,216)	126,741	222,475
Intermediate U.S. Government Fund	—	615,409	(615,409)
Total Return Bond Fund	—	1,066,279	(1,066,279)
Kentucky Intermediate Tax-Free Fund	—	(1,176)	1,176
Maryland Intermediate Tax-Free Fund	—	(687)	687
North Carolina Intermediate Tax-Free Fund	—	(1,583)	1,583
South Carolina Intermediate Tax-Free Fund	—	(968)	968
Virginia Intermediate Tax-Free Fund	—	(1,471)	1,471
West Virginia Intermediate Tax-Free Fund	—	12,782	(12,782)
Capital Manager Conservative Growth Fund	—	441,808	(441,808)
Capital Manager Moderate Growth Fund	(38,655)	1,020,483	(981,828)
Capital Manager Growth Fund	—	990,516	(990,516)
Capital Manager Equity Fund	(66,231)	637,511	(571,280)

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC, FGIC and MBIA).

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2008 were as follows:

	Purchases	Sales
Large Cap Fund	$178,437,368	$380,414,745
Mid Cap Value Fund	151,941,300	154,485,567
Mid Cap Growth Fund	456,221,296	436,732,796
Small Cap Fund	61,345,309	95,967,834
International Equity Fund	167,378,039	173,193,303
Special Opportunities Equity Fund	209,284,347	89,262,046

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

	Purchases	Sales
Equity Income Fund	$174,263,107	$61,326,374
Short U.S. Government Fund	20,212,115	20,469,427
Intermediate U.S. Government Fund	127,719,111	140,460,918
Total Return Bond Fund	670,607,131	637,757,098
Kentucky Intermediate Tax-Free Fund	9,828,973	8,360,753
Maryland Intermediate Tax-Free Fund	18,925,144	13,739,172
North Carolina Intermediate Tax-Free Fund	105,554,852	95,633,513
South Carolina Intermediate Tax-Free Fund	26,572,858	22,410,361
Virginia Intermediate Tax-Free Fund	44,248,110	41,268,436
West Virginia Intermediate Tax-Free Fund	35,095,042	26,783,776
Capital Manager Conservative Growth Fund	23,093,176	22,579,601
Capital Manager Moderate Growth Fund	48,685,039	49,427,982
Capital Manager Growth Fund	47,475,436	46,314,585
Capital Manager Equity Fund	21,269,636	20,993,455
Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2008 were as follows:

	Purchases	Sales
Short U.S. Government Fund	$11,475,515	$13,246
Intermediate U.S. Government Fund	28,865,802	28,709,739
Total Return Bond Fund	247,825,478	244,285,768

Restricted Securities — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (The “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At September 30, 2008, the International Equity Fund and the Prime Money Market Fund held illiquid restricted securities representing 0.24% and 1.27% of net assets, respectively. The illiquid restricted securities held as of September 30, 2008 are identified below:

Security	Acquisition Date	Acquisition Cost	Share Amount	Carrying Value Per Share	Fair Value
International Equity Fund
Federal Grid Co., Unified Energy System JSC, GDR	08/28/2008	$110,953	18,189	$3	$59,114
Inter Rao Ues OAO, GDR	08/28/2008	23,701	3,762	4	15,048
Kuzbassenergo OJSC, GDR	08/28/2008	6,599	1,251	2	2,502
Mosenergo OAO, GDR	08/28/2008	29,440	6,039	3	17,758
OGK-1 OAO, GDR	08/28/2008	39,394	17,316	1	24,277
OGK-2 OAO, GDR	08/28/2008	19,575	4,500	2	7,538
OGK-6 OAO, GDR	08/28/2008	18,365	5,247	2	10,258
OGK-3 OJSC, GDR	08/28/2008	24,968	7,398	2	11,685
RusHydro, GDR	08/28/2008	191,124	31,077	3	94,785
TGK-1 OAO, GDR	08/28/2008	18,737	6,876	2	12,033
TGK-2, GDR	08/28/2008	11,436	1,161	9	9,869
TGK-4, GDR	08/28/2008	14,764	2,853	5	13,694
TGK-6, GDR	08/28/2008	9,019	2,754	1	3,167
TGK-9 OAO, GDR	08/28/2008	9,072	3,024	2	5,443
TGK-14, GDR	08/28/2008	2,333	288	3	864
Unified Energy System Warrants, Expire 12/31/09	11/21/2007	96,394	9	4,515	40,638
Unified Energy System Warrants, Expire 12/31/09	11/21/2007	9,072	9	316	2,839
Yenisei Territorial Generating Co., OJSC, GDR	08/28/2008	6,889	3,096	1	2,786

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

Security	Acquisition Date	Acquisition Cost	Principal Amount	Carrying Value Per Unit (% of Par)	Fair Value
Prime Money Market Fund
Cal Securitization Trust, Series 2008-1, Class A1, 2.994%, 4/15/09	3/14/2008	$1,527,110	$1,527,110	$100.00	$1,527,110
Carl Note Repackaging Trust, Series No. 10, 3.465%, 7/15/09	6/18/2008	5,587,316	5,587,316	100.00	5,587,316
Genworth Life Insurance Co., 3.203%, 11/10/08	5/8/2008	5,000,000	5,000,000	100.00	5,000,000
Metlife Insurance Co. of Connecticut, 3.129%, 11/19/08	8/19/2005	5,000,000	5,000,000	100.00	5,000,000
Metropolitan Life Insurance Co., 3.181%, 11/3/08	2/1/2008	5,000,000	5,000,000	100.00	5,000,000

4.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T AM. Under the terms of the investment advisory agreement, BB&T AM is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. BB&T AM waived investment advisory fees and certain expenses for the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses reimbursed or waived by the Investment Advisor”.

Information regarding these transactions is as follows for the period ended September 30, 2008:

	Contractual Fee Rate	Fee Rate after Contractual Waivers*(1)(2)
Large Cap Fund	0.74%	0.60	%(3)
Mid Cap Value Fund	0.74%	0.70%
Mid Cap Growth Fund	0.74%	0.70%
Small Cap Fund	1.00%	0.80%
International Equity Fund	1.00%	0.85%
Special Opportunities Equity Fund	0.80%	0.80%
Equity Income Fund	0.70%	0.70%
Short U.S. Government Fund	0.60%	0.45%
Intermediate U.S. Government Fund	0.60%	0.48%
Total Return Bond Fund	0.60%	0.48%
Kentucky Intermediate Tax-Free Fund	0.60%	0.40%
Maryland Intermediate Tax-Free Fund	0.60%	0.30%
North Carolina Intermediate Tax-Free Fund	0.60%	0.45%
South Carolina Intermediate Tax-Free Fund	0.60%	0.45%
Virginia Intermediate Tax-Free Fund	0.60%	0.45%
West Virginia Intermediate Tax-Free Fund	0.45%	0.45%
National Tax-Free Money Market Fund	0.25%	0.20%
Prime Money Market Fund	0.40%	0.28%
U.S. Treasury Money Market Fund	0.40%	0.26%
Capital Manager Conservative Growth Fund	0.25%	0.00%
Capital Manager Moderate Growth Fund	0.25%	0.00%
Capital Manager Growth Fund	0.25%	0.00%
Capital Manager Equity Fund	0.25%	0.00%

*	Effective February 1, 2007, BB&T AM contractually agreed to waive a portion of the investment advisory fee as disclosed in the table above. All contractual investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.
(1)	For the period February 1, 2007 through January 31, 2009.
(2)

For all or a portion of the fiscal year ended September 30, 2008 BB&T AM voluntarily waived additional advisory fees. All voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

(3)	Effective September 2, 2008 BB&T AM contractually agreed to reduce their advisory fee from 0.70% to 0.60% for one year.

Pursuant to a sub-advisory agreement with BB&T AM, Artio Global Management LLC (previously known as Julius Baer Investment Management LLC) serves as the sub-advisor to the International Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Federated Investment Management Company (“Federated ICM”) serves as the sub-advisor to the Prime Money Market Fund and the National Tax-Free Money Market Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&TAM. Pursuant to a sub-advisory

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

agreement with BB&T AM, Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the Special Opportunities Equity Fund and the Equity Income Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the Mid Cap Value Fund and the Total Return Bond Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T AM. For their services, sub-advisors are entitled to a fee, payable by BB&T AM.

BB&T AM serves as the administrator to the Funds pursuant to the administration agreement effective as of April 23, 2007. The Funds pay their portion of a fee to BB&T AM for providing administration services based on the aggregate assets of the Funds and the BB&T Variable Insurance Funds, excluding the assets of the Fund of Funds, at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees”. Pursuant to a sub-administration agreement with BB&TAM, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., serves as the sub-administrator to the Funds subject to the general supervision of the Board of Trustees and BB&T AM. For these services, PNC is entitled to a fee payable by BB&T AM.

PNC serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees”.

BB&TAM’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board of Trustees and paid by BB&T AM. However, the Funds reimburse BB&T AM for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees”.

For the year ended September 30, 2008, the Funds’ paid $503,865 in brokerage fees to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds’ portfolio investments.

BB&T AM Distributors, Inc. (“BBTAMD”) serves as distributor to each Fund pursuant to a underwriting agreement, effective as of April 23, 2007. BBTAMD has contractually agreed to waive a portion of the Class A shares distribution fees throughout the period. BBTAMD has contractually agreed to waive 0.25% of the Class A distribution fees of the Funds except for the Mid Cap Value Fund, Mid Cap Growth Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund and U.S. Treasury Money Market. Distribution fees totaling $293,603 were waived for the period ended September 30, 2008. Distribution fee waivers are included in the Statements of Operations as “Less expenses reimbursed or waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets for Class A. The fees may be used by BBTAMD to pay banks, broker dealers and other institutions, including affiliates of the advisor. As distributor, BBTAMD, is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the period ended September 30, 2008, BBTAMD received $755,649 from commissions earned on sales of shares of the Funds’ Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2008 were $892,306.

The Adviser and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain Officers and Trustees of the Funds are affiliated with the adviser, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone. Each Trustee serving on a Committee of the Board of Trustees receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives $1,000 for each meeting attended. The fees are allocated across the Funds and the BB&T Variable Insurance Funds based upon relative net assets.

5.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

6.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidations that BB&T AM believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at an interest rate equal to the Prime Rate minus 2.00%. During the fiscal year ended September 30, 2008 the following Funds utilized lines of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Mid Cap Growth Fund	5.75%	$875,000	1	$140	$875,000
Intermediate U.S. Government Fund	3.04%	601,429	7	358	976,000
Kentucky Intermediate Tax-Free Fund	3.59%	281,353	17	402	559,000
Maryland Intermediate Tax-Free Fund	3.00%	26,000	3	7	26,000
South Carolina Intermediate Tax-Free Fund	4.50%	79,000	3	30	79,000
Virginia Intermediate Tax-Free Fund	4.00%	546,000	1	61	546,000
West Virginia Intermediate Tax-Free Fund	4.00%	45,000	2	10	54,000

7.	Federal Income Tax Information:

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007 and FIN48 was applied to all open tax years (September 30, 2005, September 30, 2006, September 30, 2007 and September 30, 2008). The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds. As of and during the period ended June 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

At September 30, 2008, the following Funds have net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Mid Cap Value Fund	$233,334	2016
Small Cap Fund*	4,700,830	2009
Small Cap Fund*	2,350,415	2010
Small Cap Fund	982,080	2016
Short U.S. Government Fund	498,342	2009
Short U.S. Government Fund	118,919	2012
Short U.S. Government Fund	2,094,190	2013
Short U.S. Government Fund	1,246,269	2014
Short U.S. Government Fund	3,940,976	2015
Short U.S. Government Fund	160,380	2016
Intermediate U.S. Government Fund	108,521	2013
Intermediate U.S. Government Fund	4,243,104	2014
Intermediate U.S. Government Fund	10,119,332	2016
Total Return Bond Fund	6,426,073	2015

*	The amount of these losses that may be utilized are limited to $2,350,415 on an annual basis as a result of certain ownership changes in 2006.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

Capital loss carryforwards utilized in the current year were $4,313,974, $17,287 and $125,361 for the Total Return Bond Fund, Kentucky Intermediate Tax-Free Fund and Maryland Intermediate Tax-Free Fund, respectively. Short U.S. Government Fund had $349,217 expire in the current year.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Large Cap Fund	$13,358,739	$86,391,629	$99,750,368	$—	$99,750,368
Mid Cap Value Fund	12,060,136	15,851,309	27,911,445	—	27,911,445
Mid Cap Growth Fund	4,642,107	9,720,681	14,362,788	—	14,362,788
Small Cap Fund	571,040	6,961,030	7,532,070	—	7,532,070
International Equity Fund	3,556,351	12,199,987	15,756,338	—	15,756,338
Special Opportunities Equity Fund	4,562,577	9,456,338	14,018,915	—	14,018,915
Equity Income Fund	5,642,983	6,945,951	12,588,934	—	12,588,934
Short U.S. Government Fund	1,910,471	—	1,910,471	—	1,910,471
Intermediate U.S. Government Fund	6,118,277	—	6,118,277	—	6,118,277
Total Return Bond Fund	21,516,002	—	21,516,002	—	21,516,002
Kentucky Intermediate Tax-Free Fund	—	—	—	529,694	529,694
Maryland Intermediate Tax-Free Fund	—	—	—	423,473	423,473
North Carolina Intermediate Tax-Free Fund	76,486	397,834	474,320	4,235,863	4,710,183
South Carolina Intermediate Tax-Free Fund	61,456	95,804	157,260	636,262	793,522
Virginia Intermediate Tax-Free Fund	17,619	357,893	375,512	2,772,996	3,148,508
West Virginia Intermediate Tax-Free Fund	15,299	120,896	136,195	2,536,318	2,672,513
National Tax Free Money Market Fund	—	—	—	2,644,375	2,644,375
Prime Money Market Fund	55,744,159	—	55,744,159	—	55,744,159
U.S. Treasury Money Market Fund	19,611,212	—	19,611,212	—	19,611,212
Capital Manager Conservative Growth Fund	2,450,477	4,214,835	6,665,312	—	6,665,312
Capital Manager Moderate Growth Fund	3,380,453	8,858,612	12,239,065	—	12,239,065
Capital Manager Growth Fund	2,560,561	8,405,300	10,965,861	—	10,965,861
Capital Manager Equity Fund	1,314,812	5,384,279	6,699,091	—	6,699,091

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2007, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Large Cap Fund	$19,031,037	$92,472,188	$111,503,225	$—	$111,503,225
Mid Cap Value Fund	9,036,233	1,721,217	10,757,450	—	10,757,450
Mid Cap Growth Fund	203,086	17,122,359	17,325,445	—	17,325,445
Small Cap Fund	567,872	5,392,932	5,960,804	—	5,960,804
International Equity Fund	2,478,568	62,383,127	64,861,695	—	64,861,695
Special Opportunities Equity Fund	5,241,732	12,369,307	17,611,039	—	17,611,039
Equity Income Fund	4,383,383	4,858,741	9,242,124	—	9,242,124
Short U.S. Government Fund	2,310,932	—	2,310,932	—	2,310,932
Intermediate U.S. Government Fund	8,739,525	—	8,739,525	—	8,739,525
Total Return Bond Fund	21,203,214	—	21,203,214	—	21,203,214
Kentucky Intermediate Tax-Free Fund	152	—	152	492,872	493,024
Maryland Intermediate Tax-Free Fund	26	—	26	349,618	349,644
North Carolina Intermediate Tax-Free Fund	41,099	93,127	134,226	4,024,577	4,158,803
South Carolina Intermediate Tax-Free Fund	217	27,235	27,452	675,927	703,379
Virginia Intermediate Tax-Free Fund	30,930	149,945	180,875	2,828,201	3,009,076
West Virginia Intermediate Tax-Free Fund	5,787	209,596	215,383	2,632,009	2,847,392
National Tax Free Money Market Fund	—	—	—	3,646,154	3,646,154
Prime Money Market Fund	77,968,808	4,504	77,973,312	—	77,973,312
U.S. Treasury Money Market Fund	33,043,638	—	33,043,638	—	33,043,638
Capital Manager Conservative Growth Fund	1,889,653	—	1,889,653	—	1,889,653

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Capital Manager Moderate Growth Fund	1,665,967	1,744,909	3,410,876	—	3,410,876
Capital Manager Growth Fund	909,564	1,662,327	2,571,891	—	2,571,891
Capital Manager Equity Fund	288,761	2,319,841	2,608,602	—	2,608,602

*	Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2008, the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains (Losses)	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Large Cap Fund	$296,710	$—	$296,710	$—	$(109,351,396)	$23,230,690	$(85,823,996)
Mid Cap Value Fund	259,209	—	259,209	—	(12,338,961)	(33,753,531)	(45,833,283)
Mid Cap Growth Fund	—	6,199,524	6,199,524	—	—	(15,897,739)	(9,698,215)
Small Cap Fund	—	—	—	—	(15,979,336)	2,710,602	(13,268,734)
International Equity Fund	89,566	—	89,566	—	(16,758,198)	(22,633,112)	(39,301,744)
Special Opportunities Equity Fund	1,771,728	12,366,207	14,137,935	—	—	(13,212,515)	925,420
Equity Income Fund	990,425	722,290	1,712,715	(626,624)	—	(16,181,466)	(15,095,375)
Short U.S. Government Fund	190,577	—	190,577	(56,396)	(8,059,076)	61,278	(7,863,617)
Intermediate U.S. Government Fund	2,329,087	—	2,329,087	(241,136)	(14,470,957)	(1,646,157)	(14,029,163)
Total Return Bond Fund	1,809,746	—	1,809,746	(1,194,267)	(6,426,073)	(14,238,098)	(20,048,692)
Kentucky Intermediate Tax-Free Fund	114,834	78,997	193,831	(35,184)	—	(348,380)	(189,733)
Maryland Intermediate Tax-Free Fund	102,347	65,809	168,156	(35,358)	—	(395,371)	(262,573)
North Carolina Intermediate Tax-Free Fund	1,203,644	450,961	1,654,605	(342,959)	—	(1,643,487)	(331,841)
South Carolina Intermediate Tax-Free Fund	253,710	140,118	393,828	(39,146)	—	(621,160)	(266,478)
Virginia Intermediate Tax-Free Fund	484,654	440,102	924,756	(218,729)	—	(246,215)	459,812
West Virginia Intermediate Tax-Free Fund	231,211	1,181	232,392	(185,144)	(5,584)	(1,384,159)	(1,342,495)
National Tax-Free Money Market Fund	421,374	745	422,119	(409,976)	—	—	12,143
Prime Money Market Fund	1,802,527	—	1,802,527	(1,790,139)	—	—	12,388
U.S. Treasury Money Market Fund	400,664	—	400,664	(400,418)	—	—	246
Capital Manager Conservative Growth Fund	3,830	840,501	844,331	(3,851)	—	(5,947,681)	(5,107,201)
Capital Manager Moderate Growth Fund	—	—	—	(3,743)	(278,018)	(11,458,794)	(11,740,555)
Capital Manager Growth Fund	3,209	—	3,209	(560)	(1,102,405)	(11,266,375)	(12,366,131)
Capital Manager Equity Fund	—	—	—	(1,432)	(732,363)	(6,697,563)	(7,431,358)

*	Distributions Payable may differ from the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes. The primary differences between book basis and tax basis unrealized appreciation/(depreciation) were due to the deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies and constructive sales on hedged positions, basis adjustments on partnership interests and the deferral of market discount and premium until point of sale.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2008:

Post-October Losses
Large Cap Fund	$109,351,396
Mid Cap Value Fund	12,105,627
Small Cap Fund	7,946,011
International Equity Fund	16,758,198
West Virginia Intermediate Tax-Free Fund	5,584
Capital Manager Moderate Growth Fund	278,018
Capital Manager Growth Fund	1,102,405
Capital Manager Equity Fund	732,363

At September 30, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Fund	$290,833,071	$48,412,467	$(25,181,777)	$23,230,690
Mid Cap Value Fund	260,129,392	13,084,523	(46,838,054)	(33,753,531)
Mid Cap Growth Fund	211,930,211	5,773,379	(21,671,118)	(15,897,739)
Small Cap Fund	48,766,860	5,196,286	(2,485,684)	2,710,602
International Equity Fund	133,384,089	3,891,108	(26,150,519)	(22,259,411)
Special Opportunities Equity Fund	421,752,613	36,459,046	(50,855,700)	(14,396,654)
Equity Income Fund	340,615,188	10,786,801	(26,635,396)	(15,848,595)
Short U.S. Government Fund	52,925,119	538,168	(476,890)	61,278
Intermediate U.S. Government Fund	130,836,987	902,620	(2,548,777)	(1,646,157)
Total Return Bond Fund	479,932,517	3,205,419	(17,443,517)	(14,238,098)
Kentucky Intermediate Tax-Free Fund	16,525,963	97,916	(446,296)	(348,380)
Maryland Intermediate Tax-Free Fund	16,481,718	66,430	(461,801)	(395,371)
North Carolina Intermediate Tax-Free Fund	124,166,089	1,020,984	(2,664,471)	(1,643,487)
South Carolina Intermediate Tax-Free Fund	20,741,153	128,090	(749,250)	(621,160)
Virginia Intermediate Tax-Free Fund	79,038,214	1,020,547	(1,266,762)	(246,215)
West Virginia Intermediate Tax-Free Fund	73,664,094	585,437	(1,969,596)	(1,384,159)
National Tax-Free Money Market Fund	143,809,289	—	—	—
Prime Money Market Fund	1,738,567,984	—	—	—
U.S. Treasury Money Market Fund	1,198,443,788	—	—	—
Capital Manager Conservative Growth Fund	57,031,954	—	(5,947,681)	(5,947,681)
Capital Manager Moderate Growth Fund	75,212,303	—	(11,458,794)	(11,458,794)
Capital Manager Growth Fund	60,638,123	—	(11,266,375)	(11,266,375)
Capital Manager Equity Fund	31,871,453	—	(6,697,563)	(6,697,563)

8.	Subsequent Event:

On October 6, 2008, the Board authorized the Money Market Funds, to apply for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, in the event that the per share value of a Money Market Fund falls below $0.995 and the Money Market Fund liquidates its holdings, the Program will provide coverage to shareholders in the Money Market Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program is funded from assets in the Exchange Stabilization Fund (the “ESF”). Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of September 30, 2008, total approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

BB&T Funds

Notes to Financial Statements — (continued)

September 30, 2008

Participation in the initial three months of the Program (i.e., until December 18, 2008) required a non-refundable payment to the U.S. Department of the Treasury in the amount of 0.01% based on the number of outstanding shares of each Money Market Fund as of September 19, 2008. This expense will be borne by the Money Market Funds without regard to any expense limitation currently in effect for the Funds. The U.S. Treasury Money Market Fund, Prime Money Market Fund, and National Tax-Free Money Market Fund paid $108,228, $170,569 and $14,778, respectively, to participate in the Program which will be amortized through December 18, 2008.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Money Market Funds will consider whether to continue to participate.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Funds – Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, National Tax-Free Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund (collectively, the “Funds”), including the schedules of portfolio investments, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, NY
November 26, 2008

BB&T Funds

September 30, 2008

Other Federal Income Tax Information (Unaudited)

For shareholders that do not have a September 30, 2008 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2008, each Fund is designating the following items with regard to distributions paid during the year. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the fiscal year ended September 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%.

For the fiscal year ended September 30, 2008, the percentages of the following Funds total ordinary income dividends paid by the Funds constitute Qualified Dividend Income of :

Qualified Dividend Income
Large Cap Fund	81.63%
Mid Cap Value Fund	20.20%
Mid Cap Growth Fund	6.96%
Small Cap Fund	19.33%
International Equity Fund	71.65%
Special Opportunities Equity Fund	12.91%
Equity Income Fund	98.31%
Capital Manager Conservative Growth Fund	86.82%
Capital Manager Moderate Growth Fund	25.49%
Capital Manager Growth Fund	34.47%
Capital Manager Equity Fund	45.01%

The percentage represents “Qualified Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

For the fiscal year ended September 30, 2008, the percentages of the following Funds dividends from tax basis net investment income constitute Qualified Interest Dividends:

Qualified Interest Dividends
Large Cap Fund	3.90%
Mid Cap Value Fund	13.28%
International Equity Fund	5.01%
Equity Income Fund	4.63%
Short U.S. Government Fund	98.88%
Intermediate U.S. Government Fund	100.00%
Total Return Bond Fund	100.00%
North Carolina Intermediate Tax-Free Fund	100.00%
Virginia Intermediate Tax-Free Fund	100.00%
West Virginia Intermediate Tax-Free Fund	100.00%
Prime Money Market Fund	100.00%
U.S. Treasury Money Market Fund	100.00%
Capital Manager Conservative Growth Fund	14.39%
Capital Manager Moderate Growth Fund	57.24%
Capital Manager Growth Fund	41.94%
Capital Manager Equity Fund	14.19%

BB&T Funds

September 30, 2008

The percentage represents “Qualified Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of total ordinary income dividends paid that is exempt from U.S. withholding tax when paid to foreign investors.

For the fiscal year ended September 30, 2008, the percentages of the following Funds total ordinary income dividends paid by the Funds constitute Short-Term Capital Gain Dividends:

Short-Term Capital Gain Dividends
Large Cap Fund	57.82%
Mid Cap Value Fund	93.73%
Mid Cap Growth Fund	100.00%
Small Cap Fund	100.00%
International Equity Fund	76.42%
Special Opportunities Equity Fund	100.00%
Equity Income Fund	8.05%
North Carolina Intermediate Tax-Free Fund	98.77%
South Carolina Intermediate Tax-Free Fund	100.00%
Virginia Intermediate Tax-Free Fund	85.87%
Capital Manager Moderate Growth Fund	8.05%
Capital Manager Growth Fund	9.01%
Capital Manager Equity Fund	11.26%

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2008, qualify for the corporate dividends received deduction for the following Funds:

Dividends Reduction Deduction
Large Cap Fund	80.39%
Mid Cap Value Fund	19.82%
Mid Cap Growth Fund	5.53%
Small Cap Fund	18.10%
International Equity Fund	0.36%
Special Opportunities Equity Fund	12.58%
Equity Income Fund	78.80%
Capital Manager Conservative Growth Fund	57.14%
Capital Manager Moderate Growth Fund	18.60%
Capital Manager Growth Fund	80.45%
Capital Manager Equity Fund	46.83%

During the fiscal year ended September 30, 2008, the following amounts paid by the Funds constitute exempt interest dividends:

Amount
Kentucky Intermediate Tax-Free Fund	$529,694
Maryland Intermediate Tax-Free Fund	423,473
North Carolina Intermediate Tax-Free Fund	4,235,863
South Carolina Intermediate Tax-Free Fund	636,262
Virginia Intermediate Tax-Free Fund	2,772,996
West Virginia Intermediate Tax-Free Fund	2,536,318
National Tax-Free Money Market Fund	2,644,375

During the fiscal year ended September 30, 2008, the following Funds designate their respective amounts from Fund-level net long-term capital gains as capital gains dividends:

Amount
Large Cap Fund	$86,391,629
Mid Cap Value Fund	15,851,309

BB&T Funds

September 30, 2008

Amount
Mid Cap Growth Fund	9,720,681
Small Cap Fund	6,961,030
International Equity Fund	12,199,987
Special Opportunities Equity Fund	9,456,338
Equity Income Fund	6,945,951
North Carolina Intermediate Tax-Free Fund	397,834
South Carolina Intermediate Tax-Free Fund	95,804
Virginia Intermediate Tax-Free Fund	357,893
West Virginia Intermediate Tax-Free Fund	120,896
Capital Manager Conservative Growth Fund	4,214,835
Capital Manager Moderate Growth Fund	8,858,612
Capital Manager Growth Fund	8,405,300
Capital Manager Equity Fund	5,384,279

For the fiscal year ended September 30, 2008, the percentages of the following Funds investment company taxable income were derived from U.S. Treasury securities:

U.S. Government Income
Short U.S. Government Fund	12.59%
Intermediate U.S. Government Fund	10.08%
Total Return Bond Fund	7.53%
U.S. Treasury Money Market Fund	89.99%

The Fund has elected to pass through to their shareholders the foreign taxes paid for the fiscal year ended September 30, 2008 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
International Equity Fund	$3,582,913	$370,178

BB&T Funds

September 30, 2008

Special Meeting of Shareholders (Unaudited)

At a Special Meeting of Shareholders of the BB&T International Equity Fund (the “International Equity Fund”), a series of BB&T Funds, held on June 11, 2008, shareholders of the International Equity Fund voted to approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Artio Global Management LLC (formerly, Julius Baer Investment Management LLC) with respect to the International Equity Fund. The results of the voting were as follows:

Affirmative	Against	Abstain
17,209,763	49,233	19,826

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 25-26, 2008, formally considered the continuance of the Trust’s investment advisory agreement with BB&T Asset Management, Inc. (“BB&TAM”), which serves as investment adviser to all funds of the Trust (except the Sterling Capital Small Cap Value Fund). At that same meeting, the Board of Trustees considered the continuance of sub-advisory agreements of BB&TAM with Scott & Stringfellow, Inc. (“Scott & Stringfellow”) with respect to the Special Opportunities Equity Fund and the Equity Income Fund; Federated Investment Management Company (“Federated”) with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund; Sterling Capital Management LLC (“Sterling Capital”) with respect to the Mid CapValue Fund and the Total Return Bond Fund; and Artio Global Management LLC (“Artio”) with respect to the International Equity Fund. All the above referenced agreements are collectively the “Advisory Agreements” and are performed by the “Advisers”; the action considered was the “Continuance” of the Advisory Agreements.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data from an independent provider of mutual fund data (as assembled by the Funds’ administrator), which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&TAM, which included a fund-by-fund analysis of performance and investment processes. Presentations were also provided by each entity utilized by BB&TAM as a sub-adviser. The Board also received fund-by-fund profitability information from BB&TAM, Scott & Stringfellow, Sterling Capital and Artio and firm-wide profitability information from Federated. The Independent Trustees also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements were fair and reasonable and that the Continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Sub-Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for portfolio trades for the Funds it sub-advises. The Trustees received information demonstrating a decreased use by Scott & Stringfellow of affiliated broker transactions over the past year. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. It was noted that the average percentile performance of the equity Funds relative to comparable funds was competitive but had been negatively impacted by the performance of the BB&T Large Cap Fund. With respect to the fixed income Funds, it was noted that the average percentile ranking relative to peers for one-year and three-year performance had been strong. With respect to the Capital Manager Funds, it was noted that the performance of the underlying equity funds had resulted in a negative impact on percentile rankings relative to comparable funds.

In the Trustees’ review of performance, long and short-term performances were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers over the most recent one year period. The Trustees noted that, although the performance of the Large Cap Fund continued to lag its peer group, BB&TAM’s Chief Investment Officer had increased his oversight of the portfolio management team, investment process, and portfolio composition. With respect to the Large Cap Fund, the Mid Cap Value Fund, and the Total Return Bond Fund, it was the consensus of the Trustees that each of these funds would be the subject of increased focus and review at upcoming meetings of the Board.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better and that in cases where performance issues were encountered, the Adviser was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&TAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued or implemented in the upcoming year.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&TAM and considered the fallout benefits to BB&TAM such as the research services available to the Adviser by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to BB&TAM’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity Fund and the Equity Income Fund and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Mid CapValue Fund and the Total Return Bond Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by the Adviser with respect to all equity funds of the Trust and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous.

The Trustees also considered the reasonableness of advisory fees, and, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by BB&TAM, Scott & Stringfellow, Sterling Capital and Artio with respect to investment advisory services as well as firm-wide profitability information provided by Federated. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&TAM, Scott & Stringfellow, Sterling Capital, and Artio, as a result of their relationships with the Funds, was acceptable. With respect to the profitability of Federated, the Trustees found that while actual fund-specific information regarding the profitability of the firm was not available, it would not have been helpful in assessing the Continuance of the Advisory Agreements. The Board concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the Adviser had generally reduced fund total expense ratios through fee waivers. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

BB&T Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdate, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee
Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	30	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From December 2003 to present, President and Director, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From July 1998 to present, President of Peace College.	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President.	30	None

BB&T Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act :

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Overseen* Complex
Keith F. Karlawish** Birthdate: 08/64	Trustee	Indefinite, 06/06 — Present	From May 2002 to November 2008, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	30
*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.
**	Mr. Karlawish is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and was the President of BB&T Asset Management, Inc., the Adviser until November 2008.

The following table shows information for officers of Funds:

OFFICERS

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years
Keith F. Karlawish* Birthdate: 08/64	President	Indefinite, 02/05 — 11/08	From May 2002 to November 2008, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.

E.G. Purcell, III** Birthdate: 01/55	Vice President and Secretary	Indefinite, 11/00 — Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President	Indefinite, 08/05 — Present	From June 2005 to Present, Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

BB&T Funds

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years
Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager - Mutual Fund Compliance, Banc of America Capital Management, LLC

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 04/07 — Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PNC Global Investment Servicing

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite, 04/07 — Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

*	Mr. Karlawish resigned as President of the Funds in November 2008 and was replaced by E.G. Purcell, III.
**	Effective November 2008, Mr. Purcell was named President of the Funds. He retained the office of Secretary as well.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

INVESTMENT ADVISER

BB&T Asset Management, Inc.

434 Fayetteville Street

5th Floor

Raleigh, NC 27601

DISTRIBUTOR

BB&T AM Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington, D. C. 20005

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Sterling Capital Small Cap Value Fund

Annual Report	September 30, 2008

CAPITAL SMALL

CAP VALUE FUND

STERLING CAPITAL

SMALL CAP VALUE FUND

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-450-3722; and (ii) on the SEC’s website at http://www.sec.gov.

STERLING CAPITAL

SMALL CAP VALUE FUND

OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

To Our Fellow Shareholders:

For the year ended September 2008, the Sterling Capital Small Cap Value Fund (the “Fund”) produced a negative return of (17.2%) versus the Russell 2000 Value Index return of (12.3%) and greater than (20%) declines in the mid and large cap categories.

As we write this letter in late October, we are in the midst of seized up credit markets and plunging stock and bond markets on a global basis. Not since the severe recessions of 1974-75 or 1981-82, have we witnessed the value destruction evident in today’s markets. We have no doubt that the U.S., among many developed and developing economies, is in recession. Recessions do occur but they are infrequent events among much longer periods of economic growth and prosperity. What recessions do provide the long term investor, in our view, are exceptionally attractive entry points into common stocks. We, therefore remain fully invested.

We reviewed the relative return for the Russell 2000 Value Index for 2008 with the following observations. Energy and commodity related businesses disproportionately aided the Index results. We have been underweight these industries due to their high valuations and poor historical return on capital. Stocks prices for businesses serving these industries peak this summer as oil reached $147/barrel and have since plunged in value. The following graph depicts commodity price changes so far in 2008.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-450-3722. Returns assume reinvestment of all dividend and capital gains distributions. In the current prospectus, the total expense ratio for the Fund is 1.47%.

1

STERLING CAPITAL

SMALL CAP VALUE FUND

While arguments about a “de-coupling” of economic activity between developed and developing economies (Brazil, China, India, Russia, etc.) were in vogue, the fact remains that over 70% of global activity remains in North America and Western Europe. Global growth from developing countries is not large enough to overcome economic weakness in the developed world.

We were also struck by the relative underperformance of companies with near term re-financing deadlines or with higher than average levels of debt. Stock prices for many of these businesses collapsed as the year progressed. In our portfolio, Fleetwood Enterprises and Axcelis Technologies have significantly underperformed the market as both companies face near term re-financing deadlines that risk substantial dilution for shareholders in a locked up credit market. In each case, we believe the companies have substantial collateral to affect a reasonable outcome on their re-financings and may see improvements in their share prices after liquidity issues are put to rest. Other portfolio holdings such as Exide Technologies and ATP Oil & Gas do not have near term re-financing but rather above average levels of debt. The sell off in commodity stocks also affected their share prices. The chart below reflects the historically extreme level of credit tightness in the markets today.1

[1]	Portfolio composition is as of September 30, 2008 and subject to change.

2

STERLING CAPITAL

SMALL CAP VALUE FUND

Finally, sectors with historically defensive characteristics outperformed in the market tumult including Health Care, REITs, and Utilities. We are somewhat perplexed with the common wisdom that health care or real estate investment trusts are considered defensive given the current economic backdrop. For most health care services businesses, the primary payers are the Federal and state governments. Federal and state governments face significant funding challenges, and reimbursement rates will likely lag the rate of inflation in the years to come. REITs, generally speaking, have taken advantage of loose credit standards in the past few years that are no longer available. Real estate values have declined and we believe they will continue to do so while cash flow growth (primarily rents) will have difficulty growing in the current environment. In fact, some REIT categories likely will face shrinking rents and dividend cuts. Therefore, we are not convinced that the REIT out-performance is the start of better times for the industry.

3

STERLING CAPITAL

SMALL CAP VALUE FUND

In conclusion, the markets and economy are in as difficult a period as we have witnessed in our lifetime. Our bottom-up process is focused on identifying companies that offer balance sheet strength and compelling valuations. We believe in this time tested approach of investing and will not deviate from it despite the market headwinds. In our view, History teaches us that the economy will ultimately get through this period of dislocation and that stock prices will reflect appropriate valuations in the future.

Sincerely,

STERLING CAPITAL MANAGEMENT

Eduardo A. Brea, CFA

4

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

Comparison of Change in the Value of a $10,000 Investment in the Sterling Capital Small Cap Value Fund and the Russell 2000 Value Index(1)(2)(3)

(1)

The figures quoted represent past performance. Past performance is no guarantee of future performance and should not be considered as a representation of future results of the Fund. If the adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-450-3722.

(2)

The performance information for the Sterling Shares prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of the Advisor’s Inner Circle Fund (the “Acquired Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on 12/18/06. Performance information prior to 3/16/01 relates to the UAM Fund Inc.’s Sterling Partners’ Small Cap Value Portfolio, the assets of which were acquired by the Acquired Fund. The Acquired Fund’s investment program was substantially similar to that of the Fund. The performance of the Sterling Shares would have been different because Sterling Shares have different expenses than the predecessor’s Institutional Shares.

(3)

The Russell 2000 Value Index is an unmanaged index comprised of Russell 2000 securities (2000 stocks of U.S. companies with small market capitalizations) which have lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect transaction costs. A direct investment in an unmanaged index is not possible.

Investing in small capitalization companies involves greater risk such as higher volatility and less liquidity than investing in larger more established companies.

5

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

SECTOR WEIGHTINGS†:

†	Percentages based on market value of total investments.
*	Short-Term Investments represents the invested cash collateral received in connection with securities lending (see Note 2).

SCHEDULE OF PORTFOLIO INVESTMENTS

COMMON STOCKS* — 97.8%

	Shares	Market Value

AUTO & TRANSPORTATION — 0.6%
Fleetwood Enterprises, Inc. (a)(b)	134,650	$137,343

CONSUMER DISCRETIONARY — 24.7%
Brink’s Co. (The)	3,800	231,876
Career Education Corp. (a)	14,750	241,162
EarthLink, Inc. (a)	112,100	952,850
Group 1 Automotive, Inc. (b)	22,800	495,444
ICT Group, Inc. (a)	36,660	295,113
K-Swiss, Inc., Class A	20,000	348,000
Lithia Motors, Inc., Class A (b)	45,321	195,334
Meredith Corp. (b)	17,600	493,504
Regis Corp.	35,167	967,092
Select Comfort Corp. (a)	96,040	158,466
Signet Jewelers, Ltd.	19,800	462,924
Tempur-Pedic International, Inc. (b)	29,300	344,568
Universal Technical Institute, Inc. (a)	8,800	150,128
Voyager Learning Co. (a)	65,500	262,000

		5,598,461

CONSUMER STAPLES — 3.1%
Winn-Dixie Stores, Inc. (a)	49,784	691,998

The accompanying notes are an integral part of the financial statements.

6

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

COMMON STOCKS* — continued

	Shares	Market Value

FINANCIALS SERVICES — 26.4%
AmeriCredit Corp. (a)(b)	25,400	$257,302
Assured Guaranty, Ltd. (b)	10,150	165,039
Brookline Bancorp, Inc.	27,850	356,202
Endurance Specialty Holdings, Ltd.	11,900	367,948
Fair Isaac Corp.	32,200	742,210
First Citizens BancShares, Inc., Class A	6,960	1,245,840
First Horizon National Corp. (b)	23,086	216,082
FirstFed Financial Corp. (a)(b)	27,800	217,952
Horace Mann Educators Corp.	24,400	314,028
Infinity Property & Casualty Corp.	8,400	346,080
Phoenix Cos., Inc. (The)	66,550	614,922
Piper Jaffray Cos. (a)	7,500	324,375
Provident Financial Services, Inc.	23,050	380,555
Waddell & Reed Financial, Inc., Class A	7,390	182,902
Washington Federal, Inc.	13,700	252,765

		5,984,202

HEALTH CARE — 1.9%
AMERIGROUP Corp. (a)	10,300	259,972
Palomar Medical Technologies, Inc. (a)	12,100	162,866

		422,838

MATERIALS & PROCESSING — 14.5%
Avatar Holdings, Inc. (a)(b)	9,535	314,655
Cabot Microelectronics Corp. (a)	12,400	397,792
Exide Technologies (a)	30,400	224,352
Granite Construction, Inc.	11,200	401,184
Louisiana-Pacific Corp.	89,600	833,280
OMNOVA Solutions, Inc. (a)	61,550	122,484
Trex Co., Inc. (a)	14,568	263,826
Universal Forest Products, Inc.	20,400	712,164

		3,269,737

The accompanying notes are an integral part of the financial statements.

7

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

COMMON STOCKS* — continued

	Shares	Market Value

OTHER ENERGY — 4.8%
ATP Oil & Gas Corp. (a)(b)	20,000	$356,200
Forest Oil Corp. (a)	5,446	270,122
Holly Corp.	15,900	459,828

		1,086,150

PRODUCER DURABLES — 5.2%
Axcelis Technologies, Inc. (a)	116,565	198,161
Photon Dynamics, Inc. (a)	8,300	127,405
Smith (A.O.) Corp.	21,575	845,524

		1,171,090

TECHNOLOGY — 9.4%
Black Box Corp.	28,169	972,676
DealerTrack Holdings, Inc. (a)	16,300	274,492
MicroStrategy, Inc., Class A (a)	8,200	488,146
Orbotech, Ltd. (a)	42,574	340,166
Trident Microsystems, Inc. (a)	25,250	60,600

		2,136,080

UTILITIES — 7.2%
Allete, Inc.	23,600	1,050,200
Cleco Corp.	22,600	570,650

		1,620,850

TOTAL COMMON STOCKS (Cost $27,475,497)		22,118,749

INVESTMENT COMPANIES — 4.9%
Federated Treasury Obligations Fund, Institutional Shares (Cost $1,117,524)	1,117,524	1,117,524

The accompanying notes are an integral part of the financial statements.

8

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 9.9%

	Principal Amount	Market Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 9.9%
Pool of Various Securities (Cost $2,284,956)	$2,284,956	$2,251,806

TOTAL INVESTMENTS (Cost $30,877,977) — 112.6%		25,488,079

NET OTHER ASSETS (LIABILITIES) — (12.6)%		(2,853,259)

NET ASSETS — 100.0%		$22,634,820

*	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2008.

The accompanying notes are an integral part of the financial statements.

9

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at value (Cost $30,877,977)*	$25,488,079
Receivable for investment securities sold	124,477
Receivable for capital shares sold	84,882
Dividends and securities lending income receivable	18,886
Prepaid expenses	5,410

Total Assets	25,721,734

Liabilities:
Payable for collateral received on loaned securities	2,284,956
Payable for investment securities purchased	741,760
Payable for capital shares redeemed	27,552
Accrued expenses and other payables:
Investment advisory fees	10,513
Administration fees	1,884
Compliance service fees	572
Other	19,677

Total Liabilities	3,086,914

Net Assets	$22,634,820

NET ASSETS CONSIST OF:
Paid-in capital	$28,166,253
Accumulated net realized loss on investments	(141,535)
Net unrealized depreciation on investments	(5,389,898)

Net Assets	$22,634,820

Sterling Shares:
Shares Issued and Outstanding (unlimited authorization — no par value)	2,287,714

Net Asset Value, Offering and Redemption Price Per Share	$9.89

*	The market value of securities on loan is $2,291,113.

The accompanying notes are an integral part of the financial statements.

10

STERLING CAPITAL

SMALL CAP VALUE FUND

FOR THE YEAR ENDED

SEPTEMBER 30, 2008

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$358,498
Income from securities lending	26,069

Total Investment Income	384,567

Expenses:
Investment advisory fees	272,591
Administration fees	26,869
Accounting fees	3,029
Custodian fees	7,953
Printing fees	18,000
Professional fees	7,882
Registration and filing fees	14,110
Transfer agent fees	65,733
Trustees’ fees	2,729
Other expenses	4,688

Total Expenses	423,584
Less:
Waiver of investment advisory fees (Note 4)	(40,705)

Net Expenses	382,879

Net Investment Income	1,688

Realized/Unrealized Gain (Loss) on Investments:
Net realized gain on investments	1,507,848
Net change in unrealized appreciation/depreciation on investments	(8,654,277)

Net Realized/Unrealized Loss on Investments	(7,146,429)

Net Decrease in Net Assets Resulting from Operations	$(7,144,741)

The accompanying notes are an integral part of the financial statements.

11

STERLING CAPITAL

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2008	Period Ended September 30, 2007*	Year Ended October 31, 2006
Operations:
Net Investment Income (Loss)	$1,688	$(38,243)	$(195,685)
Net Realized Gain on Investments	1,507,848	8,370,740	22,691,205
Net Change in Unrealized Appreciation/Depreciation on Investments	(8,654,277)	(4,992,657)	(8,446,370)

Net Increase (Decrease) in Net Assets Resulting From Operations	(7,144,741)	3,339,840	14,049,150

Distributions:
Net Investment Income	—	—	(101,502)
Realized Capital Gains	(7,479,296)	(14,260,312)	(15,618,613)

Total Distributions	(7,479,296)	(14,260,312)	(15,720,115)

Capital Share Transactions:
Issued	3,312,898	28,128,630	17,809,586
Reinvestment of Distributions	7,112,610	12,238,373	14,844,748
Redeemed	(18,619,373)	(44,731,125)	(69,446,759)

Net Decrease in Net Assets from Capital Share Transactions	(8,193,865)	(4,364,122)	(36,792,425)

Total Decrease in Net Assets	(22,817,902)	(15,284,594)	(38,463,390)

Net Assets:
Beginning of period	45,452,722	60,737,316	99,200,706

End of period (Includes Undistributed Net Investment Income of $0, $0, and $0, respectively)	$22,634,820	$45,452,722	$60,737,316

Share Transactions:
Issued	301,948	1,827,911	1,020,420
Reinvestment of Distributions	640,199	834,814	938,217
Redeemed	(1,751,575)	(2,873,703)	(4,095,586)

Net Decrease in Shares Outstanding	(809,428)	(210,978)	(2,136,949)

*	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.

The accompanying notes are an integral part of the financial statements.

12

STERLING CAPITAL

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Sterling Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated

	Year Ended September 30, 2008		Period Ended September 30, 2007*		Years Ended October 31,
					2006		2005		2004	2003
Net Asset Value, Beginning of Period	$14.68		$18.36		$18.22		$18.33		$16.17	$11.75

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	—	(1)(2)	(0.01	)(1)	(0.04	)(1)	0.01	(1)	0.07	(0.01)
Net Realized and Unrealized Gain (Loss)	(2.24	)(1)	0.68	(1)	3.09	(1)	1.61	(1)	2.61	4.54

Total from Investment Operations	(2.24)		0.67		3.05		1.62		2.68	4.53

Distributions:
Net Investment Income	—		—		(0.02)		—		(0.07)	—
Net Realized Capital Gains	(2.55)		(4.35)		(2.89)		(1.73)		(0.45)	(0.11)

Total Distributions	(2.55)		(4.35)		(2.91)		(1.73)		(0.52)	(0.11)

Net Asset Value, End of Period	$9.89		$14.68		$18.36		$18.22		$18.33	$16.17

Total Return†	(17.16)%		3.67	%(3)	19.31%		9.24%		17.03%	38.88%

Ratios and Supplemental Data
Net Assets, End of Period (000)	$22,635		$45,453		$60,737		$99,201		$247,954	$227,702
Ratio of Expenses to Average Net Assets	1.26%		1.18	%(4)	1.25	%(5)	1.25	%(5)	1.25%	1.25%
Ratio of Expenses to Average Net Assets (without waivers and fees paid indirectly)	1.40%		1.41	%(4)	1.63%		1.47%		1.36%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%		(0.07	)%(4)	(0.26)%		0.06%		0.33%	(0.10)%
Portfolio Turnover Rate	64%		82	% (3)	56%		45%		41%	46%

*	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.
†	Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower if the Adviser did not waive a portion of its fee. The performance is based on the performance of the Institutional Shares of the Acquired Fund.
(1)	Per share calculations based on the Average Shares method.
(2)	Amount is less than $0.005.
(3)	Not Annualized.
(4)	Annualized.
(5)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would not significantly differ.

The accompanying notes are an integral part of the financial statements.

13

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

NOTES TO FINANCIAL STATEMENTS

1. Organization:

BB&T Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. As of the date of these financial statements, the Trust offers shares (“Shares”) of twenty-five separate series. These financial statements pertain to the Sterling Capital Small Cap Value Fund (the “Fund”) only. The financial statements of the remaining series are presented in separate documents. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies.

The Fund is authorized to offer an unlimited amount of shares. These shares are divided into four classes: Class A Shares, Class B Shares, Class C Shares and Sterling Shares. Currently, the Fund only offers Sterling Shares. The Fund is an open-end “diversified” management company, as defined in the 1940 Act.

Effective September 30, 2007, the Fund’s fiscal year end changed from October 31 to September 30.

Each class of shares has identical rights and privileges except with respect to the voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Recent Accounting Standards — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring

14

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) and is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is continuing to evaluate the impact, if any, that the adoption of FAS 161 may have on the financial statements.

Securities Valuation — Investments of the Fund in securities the principal market for which is a securities exchange or an over-the counter market are valued at their latest available sales price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price), or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. Securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. Short-term securities are valued either at amortized cost or original cost plus interest, which approximates market value. Repurchase agreements are valued at original cost.

Securities for which market prices are not readily available are valued at fair value as determined by the Trust’s Pricing Committee in good faith pursuant to procedures established by and under the general supervision of the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued by the Pricing Committee include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. As of September 30, 2008, there were no securities fair valued by the pricing committee.

15

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

Securities Transactions and Related Income — Security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium and discount, respectively. Dividend income is recorded on the ex-dividend date. Gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sale proceeds.

Repurchase Agreements — The Fund may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) deemed creditworthy under guidelines approved at the Board, subject to a seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) in a segregated account. Securities subject to repurchase are held by the Fund’s custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately in relation to the net assets of each fund in the Trust or another reasonable basis. Expenses that are attributable to both the Trust and the BB&T Variable Insurance Funds are allocated across the Trust and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

16

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

Security Loans — The Fund may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit, U.S. dollar, cash or other form of collateral as may be agreed to between the Trust and Mellon Bank, N.A., the lending agent (“Mellon”). The Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of the income and earnings from the investment and reinvestment of the cash as collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of the Fund’s securities to a borrower, Mellon is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest, in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. Cash collateral received by a Fund at September 30, 2008 was invested in the BNY Institutional Cash Reserve Fund (“ICRF”) an unregistered investment pool managed by Mellon, which was invested in bank notes, certificates of deposit, commercial paper and time deposits. The non cash collateral received by the Fund was in the form of equity securities.

The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the ICRF or any other investment vehicle in which cash collateral may be invested. At September 30, 2008, the ICRF held investments in Lehman Brothers and White Pine Finance, LLC, both of which had defaulted in their obligations during the period. These defaults resulted in the value of the ICRF to be less than the amount of collateral owed back to the borrowing brokers. The difference between the value of the collateral investments in the ICRF and what is owed to the borrowing brokers negatively impacted the NAV of the Fund at September 30, 2008 by $0.02 per share.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting from brokers

17

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

failing to return securities. As the securities lending agent for the Funds, Mellon receives for its services 20% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. The value of the securities on loan, the related collateral and the liability to return the collateral at September 30, 2008, are shown on the Statements of Assets and Liabilities. Loans are subject to termination by the Funds or the borrower at any time. At September 30, 2008, the Fund had loans outstanding:

Market Value of Loaned Securities	Market Value of Collateral	Average Market Value on Loan for the period ended September 30, 2008
$2,291,113	$2,251,806	$2,572,923

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2008, were $19,597,475 and $35,530,389 respectively.

4. Related Party Transactions:

Investment advisory and management services are provided to the Fund by the Adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated July 1, 2006 and amended and restated August 28, 2007. The Adviser is a successor to Sterling Capital Management Company, which was a wholly-owned subsidiary of United Asset Management. On April 1, 2005, BB&T Corporation acquired a 70% ownership interest in the Adviser. The Adviser now operates as an independently managed subsidiary of BB&T Corporation.

Under the Advisory Agreement, the Adviser receives an annual fee equal to (a) 0.90% of the fund’s average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser. A fee agreed to in writing from time to time by the Trust and the Adviser may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund’s expenses and increase net income of the Fund during the period when such lower fee is in effect. The Adviser has contractually agreed to limit its advisory fee paid by the Fund to 0.80% through January 31, 2009. In addition, the Adviser voluntarily waived additional advisory fees during the fiscal year. Voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods and may be discontinued at any time. Any reductions in advisory fees are reflected as “Waiver of investment advisory fees” in the Statement of Operations.

BB&T Asset Management, Inc. (“BB&T AM” or the “Administrator”) serves as the Administrator to the Fund as well as other Funds in the Trust and the BB&T Variable Insurance Funds pursuant to an Administration Agreement effective April 23,

18

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

2007. The Fund pays the Administrator its portion of a fee based on the aggregate assets of the Trust and the BB&T Variable Insurance Funds at an annual rate of 0.11% on the first $3.5 billion of average daily net assets; 0.075% on the next $1 billion of the average daily net assets; 0.06% on the next $1.5 billion of the average daily net assets; and 0.04% on the average daily net assets over $6 billion. This fee is accrued daily and paid monthly.

PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc., serves as the Fund’s sub-administrator and transfer agent. BB&T AM Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement effective for the Fund as of February 1, 2008. From December 31, 2006 to January 31, 2008 the Agreement was with PFPC Distributors, Inc.

U.S. Bank National Association acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund. Mellon serves as the securities lending agent to the Fund.

Certain Officers and Trustees of the Fund are affiliated with the Adviser, the Administrator, or PNC. Such Officers and Trustees receive no compensation from the Trust for servicing in their respective roles. Each of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and the BB&T Variable Insurance Funds who serve on the Board are compensated at the annual rate $30,000 plus $5,000 for each regularly scheduled quarterly attended meeting, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone. Each Trustee serving on a Committee of the Board of Trustees receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain expenses. Additionally, the Chairman of the Board and Audit Committee Chairman each receive an annual retainer of $10,000 and the Chairman of the Nominations Committee receives $1,000 for each meeting attended. The fees are allocated across the series of the Trust and BB&T Variable Insurance Funds based upon relative net assets.

BB&T AM’s Chief Compliance Officer (“CCO”) serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by BB&T AM. However, the Fund reimburses BB&T AM for its allocable portion of the CCO’s salary. As a result, the CCO fee paid by the Fund is only part of the total compensation received by the CCO. If any, expenses incurred for the fund are reflected on the Statement of Operations as “Chief Compliance Officer fees”.

5. Federal Income Tax Information:

The Fund adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007 and FIN48 was applied to all open

19

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

tax years (October 31, 2005, October 31, 2006, September 30, 2007). The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund. As of and during the period ended September 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for wash sales and reclass of distributions. Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Permanent book-tax differences relating to distributions received from REITs, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights. These reclassifications had no impact on the net assets or net asset value of the Fund. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2008:

Undistributed Net Investment Income	Accumulated Realized Gain
$(1,688)	$1,688

The tax character of distributions paid during the fiscal year ended September 30, 2008, period ended September 30, 2007 and the fiscal year ended October 31, 2006, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2008	$2,550,158	$4,929,138	$7,479,296
2007	2,289,539	11,970,773	14,260,312
2006	810,653	14,909,462	15,720,115

As of September 30, 2008, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$629,908
Unrealized Depreciation	(6,161,341)

Total Distributable Earnings	$(5,531,433)

20

STERLING CAPITAL

SMALL CAP VALUE FUND

SEPTEMBER 30, 2008

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at September 30, 2008, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$31,649,420	$1,228,040	$ (7,389,381)	$(6,161,341)

6. Other:

At September 30, 2008, 55% of total shares outstanding were held by two record shareholders of the Fund each owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

21

STERLING CAPITAL

SMALL CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

BB&T Funds:

We have audited the accompanying statement of assets and liabilities of the Sterling Capital Small Cap Value Fund (the “Fund”), one of the funds constituting BB&T Funds, including the schedule of portfolio investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sterling Capital Small Cap Value Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2008

22

STERLING CAPITAL

SMALL CAP VALUE FUND

DISCLOSURE OF FUND EXPENSES (unaudited)

As a shareholder of the BB&T Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

• Actual Example. The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical Example for Comparison Purposes. The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/08	Ending Account Value 09/30/08	Expenses Paid During Period* 04/01/08 – 09/30/08	Annualized Expense Ratio During Period 04/01/08 – 09/30/08
Sterling Capital Small Cap Value Fund — Sterling Shares
Actual Fund Return	$1,000.00	$965.80	$5.70	1.26%
Hypothetical 5% Return	$1,000.00	$1,019.20	$5.86	1.26%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period ended divided by the number of days in the fiscal year (to reflect the one-half year period).

23

STERLING CAPITAL

SMALL CAP VALUE FUND

BOARD CONSIDERATION OF ADVISORY AGREEMENTS

The Board of Trustees of BB&T Funds (the “Trust”), at a meeting held on August 25-26, 2008, formally considered the continuance of the investment advisory agreement between Sterling Capital Management LLC (the “Adviser”) and the Trust (the “Advisory Agreement”) with respect to the Sterling Capital Small Cap Value Fund (the “Fund”).

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreement, including data from an independent provider of mutual fund data (as assembled by the Fund’s administrator), which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees and total fund expenses. The data reflected the Adviser’s fee waivers in place, as well as the Adviser’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included an analysis of the Fund’s performance and investment process. The Board also received profitability information from the Adviser. The Independent Trustees deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreement, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Adviser, as provided in the Advisory Agreement, were fair and reasonable and that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of the Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Adviser to provide high quality service to the Fund, and the Trustees’ overall confidence in the Adviser’s integrity.

The Trustees received information concerning the Adviser’s expertise in value investing and the investment philosophy and investment processes applied by the Adviser in managing the Fund. The Trustees reviewed the Adviser’s Form ADV as

24

STERLING CAPITAL

SMALL CAP VALUE FUND

well. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Fund. The Trustees evaluated the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser’s codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Adviser, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of the Fund in absolute terms and relative to benchmark and peer group performance. It was noted that the Fund had underperformed its benchmark and peer group for the year-to-date. After reviewing the longer-term performance of the Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the Adviser had an acceptable long-term track record.

Based on recent performance, the Trustees determined that the Fund be placed under the close supervision of the Board, and subject to increased focus and review at upcoming meetings of the Board.

Cost of Services, Including the Profits Realized by the Adviser and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by the Adviser to the Fund, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued in the upcoming year.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees also considered benefits to the Adviser’s affiliates, including administration fees received by BB&T Asset Management, Inc.

Consideration of the reasonableness of advisory fees also took into account information regarding the profitability of the Adviser. With respect to such information, the Trustees recognized that profitability data was unaudited and represented the Adviser’s own determination of revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors.

25

STERLING CAPITAL

SMALL CAP VALUE FUND

Based on their review, the Trustees concluded that the profitability to the Adviser, as a result of its relationships with the Fund, was acceptable. The Board also concluded that the fees under the Advisory Agreement were fair and reasonable, in light of the services and benefits provided to the Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Fund’s assets. The Trustees found that the asset levels of the Fund had declined during the past year, were not currently so large as to warrant formal contractual breakpoints, and that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time. The Adviser noted that fee waivers would remain in place in order to cap the total expense ratio at 1.25%.

26

STERLING CAPITAL

SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS

Overall responsibility for the management of the Fund rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Fund. The Trustees elect the officers of the Fund to supervise actively its day-to-day operations. The names of the Trustees, birth date, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Fund are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name And Age	Position(s) Held With The Funds	Term Of Office And Length Of Time Served	Principal Occupation During The Past 5 Years	Number Of Portfolios In Fund Complex Overseen By Trustee*	Other Directorships Held By Trustee
Thomas W. Lambeth Birthdate: 01/35	Trustee Chairman of the Board of Trustees	Indefinite, 8/92 – Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	30	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 8/00 – Present	From December 2003 to present, President and Director, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 – Present	From July 1998 to present, President of Peace College.	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite 5/04 – present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite 11/04 – present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

27

STERLING CAPITAL

SMALL CAP VALUE FUND

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act*:

INTERESTED TRUSTEE

Name And Age	Position(s) Held With BB&T Funds	Term Of Office And Length Of Time Served	Principal Occupation During The Past 5 Years	Number Of Portfolios In Fund Complex Overseen By Trustee*	Other Directorships Held By Trustee
Keith F. Karlawish** Birthdate: 08/64	Trustee	Indefinite, 6/06 – 11/08	From May 2002 to November 2008, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management	30	N/A

*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.
**	Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and was President of BB&T Asset Management, Inc., an affiliate of the Adviser until November 2008.

The Fund’s Statement of Additional Information includes information about the Fund’s trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

28

STERLING CAPITAL

SMALL CAP VALUE FUND

The following table shows information for officers of the Fund:

OFFICERS

Name And Age	Position(s) Held With The Funds	Term Of Office And Length Of Time Served	Principal Occupation During The Past 5 Years

Keith F. Karlawish Birthdate: 08/64*	President	Indefinite, 2/05 – 11/08	From May 2002 to November 2008, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.

E.G. Purcell, III Birthdate: 01/55**	Vice President and Secretary	Indefinite, 11/00 –Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05 –Present	From June 2005 to present, Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 12/06 –Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager — Mutual Fund Compliance, Banc of America Capital Management, LLC

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 12/06 –Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PNC Global Investment Servicing

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite 12/06 –Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

*	Mr. Karlawish resigned as President of the Funds in November 2008 and was replaced by E.G. Purcell, III.
**	Effective November 2008, Mr. Purcell was named President of the Funds. He retained the Office of Secretary as well.

29

STERLING CAPITAL

SMALL CAP VALUE FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an September 30, 2008, tax year end, this notice is for informational purposes only. For shareholders with an September 30, 2008, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2008, the Fund is designating the following items with regard to distributions paid during the year.

Long (15% Rate) Capital Gain Distributions	Ordinary Income Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	Qualifying Short-Term Capital Gain(3)	Qualifying Interest Income
65.91%	34.09%	24.49%	24.57%	99.93%	1.95%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions”.
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

30

Sterling Capital Small Cap Value Fund

P.O. Box 9652

Providence, RI 02940-9652

1-866-450-3722

Adviser:

Sterling Capital Management, LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

Distributor:

BB&T AM Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

Administrator:

BB&T Asset Management, Inc.

434 Fayetteville Street Mall

5th Floor

Raleigh, NC 27601

Legal Counsel:

Ropes and Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington D.C. 20005

Transfer Agent:

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

This information must be preceded or accompanied by a current prospectus for the Fund described.

A25-AR-0908

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $432,000 for 2008 and $360,000 for 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $93,000 for 2008 and $90,000 for 2007.

Fees for both 2008 and 2007 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $385,000 for 2008 and $465,500 for 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BB&T Funds

By (Signature and Title)*	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date	December 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date	December 4, 2008

By (Signature and Title)*	/s/ Andrew J. McNally
Andrew J. McNally, Treasurer
(principal financial officer)

Date	December 4, 2008

*	Print the name and title of each signing officer under his or her signature.